SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form N-1A


REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                 [ ]

             Pre-Effective Amendment No. _____

Post-Effective Amendment No.  111  (File No. 2-11328)                   [X]
                             -----

                                     and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

Amendment No.   55   (File No. 811-54)                                  [X]
              ------

AXP INVESTMENT SERIES, INC.
200 AXP Financial Center
Minneapolis, Minnesota  55474

Leslie L. Ogg
901 S. Marquette Avenue, Suite 2810
Minneapolis, MN  55402-3268
(612) 330-9283

Approximate Date of Proposed Public Offering:

It is proposed that this filing will become effective (check  appropriate box)
  [ ] immediately upon filing pursuant to paragraph (b)
  [X] on Nov. 28, 2003 pursuant to  paragraph (b)
  [ ] 60 days after  filing pursuant to paragraph (a)(1)
  [ ] on (date) pursuant to paragraph (a)(1)
  [ ] 75 days after filing  pursuant to paragraph (a)(2)
  [ ] on (date) pursuant to paragraph (a)(2) of rule 485

If appropriate, check the following box:
  [ ] This Post-Effective Amendment designates a new effective date for a previously filed Post- Effective Amendment.

Growth and Income Trust has also executed this Amendment to the Registration Statement.

AXP(R)
    Diversified
          Equity
             Income
                 Fund

AXP Diversified Equity Income Fund seeks to provide shareholders with a high level of current income and, as a secondary goal, steady growth of capital.


Prospectus
Nov. 28, 2003


Please note that this Fund:

o  is not a bank deposit

o  is not federally insured

o  is not endorsed by any bank or government agency

o  is not guaranteed to achieve its goal

Like all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

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(logo)                                                                  (logo)
American                                                                AMERICAN
   Express(R)                                                            EXPRESS
 Funds                                                                  (R)
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

Table of Contents

TAKE A CLOSER LOOK AT:

The Fund                                                             3p

Goal                                                                 3p

Principal Investment Strategies                                      3p

Principal Risks                                                      4p

Past Performance                                                     5p

Fees and Expenses                                                    8p

Investment Manager                                                  10p

Other Securities and  Investment Strategies                         10p

Buying and Selling Shares                                           11p

Valuing Fund Shares                                                 11p

Investment Options                                                  11p

Purchasing Shares                                                   13p


Transactions Through Third Parties                                  15p

Sales Charges                                                       15p

Exchanging/Selling Shares                                           18p

Distributions and Taxes                                             21p

Master/Feeder Structure                                             23p

Financial Highlights                                                24p


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


The Fund

GOAL

AXP Diversified Equity Income Fund (the Fund) seeks to provide shareholders with a high level of current income and, as a secondary goal, steady growth of capital. Because any investment involves risk, achieving these goals cannot be guaranteed.

The Fund seeks to achieve its goals by investing all of its assets in a master portfolio rather than by directly investing in and managing its own portfolio of securities. The master portfolio has the same goal and investment policies as the Fund.

PRINCIPAL INVESTMENT STRATEGIES


The Fund's assets primarily are invested in equity securities. Under normal market conditions, the Fund will invest at least 80% of its net assets in dividend-paying common and preferred stocks. The Fund will provide shareholders with at least 60 days' notice of any change in the 80% policy.


In pursuit of the Fund's goals, American Express Financial Corporation (AEFC), the Fund's investment manager, chooses equity investments by:


o    Identifying stocks that are selling at low prices in relation to:

     o    current and projected earnings,

     o    current and projected dividends, and

     o    historic price levels.


o    Identifying companies with moderate growth potential based on:

     o    effective management (considering overall performance), and

     o    financial strength.

o    Identifying companies with dividend-paying stocks.


In evaluating whether to sell a security, AEFC considers, among other factors, whether:


     o    The security is overvalued relative to alternative investments.

     o    The security has reached AEFC's price objective.

     o    The company has met AEFC's earnings and/or growth expectations.

     o The company or the security continues to meet the other standards described above.


Unusual Market Conditions

During unusual market conditions, the Fund may invest more of its assets in money market securities or commercial paper. Although the Fund primarily will invest in these securities to avoid losses, this type of investing also could prevent the Fund from achieving its investment objectives. During these times, AEFC may make frequent securities trades that could result in increased fees, expenses, and taxes.


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PRINCIPAL RISKS

Please remember that with any mutual fund investment you may lose money. Principal risks associated with an investment in the Fund include:

     Issuer Risk

     Market Risk

     Sector/Concentration Risk

     Style Risk

Issuer Risk

The risk that an issuer, or the value of its stocks or bonds, will perform poorly. Poor performance may be caused by poor management decisions, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortages, corporate restructurings, fraudulent disclosures or other factors.

Market Risk

The market may drop and you may lose money. Market risk may affect a single issuer, sector of the economy, industry, or the market as a whole. The market value of all securities may move up and down, sometimes rapidly and unpredictably.

Sector/Concentration Risk

Investments that are concentrated in a particular issuer, geographic region, or sector will be more susceptible to changes in price (the more you diversify, the more you spread risk).

Style Risk

The Fund's management strategy will influence performance significantly. Securities in which the Fund invests could fall out of favor with the market, causing the Fund to underperform funds that invest primarily in other types of securities. If the manager's stock selection strategy does not perform as expected, the Fund could underperform its peers.

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


PAST PERFORMANCE

The following bar chart and table indicate the risks and variability of investing in the Fund by showing:

o how the Fund's performance has varied for each full calendar year shown on the chart below, and

o    how the Fund's average annual total returns compare to recognized indexes.

How the Fund has performed in the past does not indicate how the Fund will perform in the future.

(bar chart)
                               CLASS A PERFORMANCE
                            (based on calendar years)
 25%  +24.48%
                      +23.76%
 20%                                 +20.30%
                             +18.73%
 15%

 10%                                         +11.58%
                                                    +9.22%
  5%
                                                                    +2.70%
  0%
              -2.13%                                       -1.78%
 -5%

-10%

-15%
                                                                         -18.40%
-20%

       1993    1994    1995   1996    1997    1998   1999   2000   2001  2002


During the period shown in the bar chart, the highest return for a calendar quarter was +15.34% (quarter ending December 1998) and the lowest return for a calendar quarter was -21.13% (quarter ending September 2002).

The 5.75% sales charge applicable to Class A shares of the Fund is not reflected in the bar chart; if reflected, returns would be lower than those shown. The performance of Class B, Class C and Class Y may vary from that shown above because of differences in expenses.

The Fund's Class A year to date return as of Sept. 30, 2003 was +20.50%.


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
Average Annual Total Returns (as of Dec. 31, 2002)
                                                                                        Since               Since
                                                  1 year     5 years   10 years    inception (B&Y)      inception (C)
Diversified Equity Income:
   Class A
     Return before taxes                          -23.09%    -1.12%     +7.37%           N/A                 N/A
     Return after taxes on distributions          -23.54%    -2.77%     +4.74%           N/A                 N/A
     Return after taxes on distributions
     and sale of fund shares                      -14.16%    -1.17%     +5.00%           N/A                 N/A
   Class B
     Return before taxes                          -22.26%    -0.87%       N/A         +6.47%(a)              N/A
   Class C
     Return before taxes                          -19.04%      N/A        N/A            N/A              -6.19%(c)
   Class Y
     Return before taxes                          -18.27%    +0.20%       N/A         +7.44%(a)              N/A
Russell 1000(R)  Value Index                      -15.52%    +1.16%    +10.80%       +10.71%(b)           -4.50%(d)
Lipper Equity Income Funds Index                  -16.43%    -0.17%     +8.19%        +7.84%(b)           -5.39%(d)


(a) Inception date was March 20, 1995.

(b) Measurement period started April 1, 1995.

(c) Inception date was June 26, 2000.

(d) Measurement period started July 1, 2000.

Before-Tax Returns

This table shows total returns from hypothetical investments in Class A, Class B, Class C and Class Y shares of the Fund. These returns are compared to the indexes shown for the same periods. The performance of different classes varies because of differences in sales charges and fees. Past performance for Class Y for the periods prior to March 20, 1995 may be calculated based on the performance of Class A, adjusted to reflect differences in sales charges, although not for other differences in expenses.

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


After-Tax Returns

After-tax returns are shown only for Class A shares. After-tax returns for the other classes will vary. After-tax returns are calculated using the highest historical individual federal marginal income tax rate and do not reflect the impact of state and local taxes. Actual after-tax returns will depend on your tax situation and most likely will differ from the returns shown in the table. If you hold your shares in a tax-deferred account, such as a 401(k) plan or an IRA, the after-tax returns do not apply to you since you will not incur taxes until you begin to withdraw from your account.


The Return After Taxes on Distributions for a period may be the same as the Return Before Taxes for the same period if there are no distributions or if the distributions are small. The Return After Taxes on Distributions and Sale of Fund Shares for a period may be greater than the Return Before Taxes for the same period if there was a tax loss realized on sale of Fund shares. The benefit of the tax loss (since it can be used to offset other gains) may result in a higher return.


For purposes of this calculation we assumed:

o    the maximum sales charge for Class A shares,

o sales at the end of the period and deduction of the applicable contingent deferred sales charge (CDSC) for Class B shares,

o    no sales charge for Class C shares,

o    no sales charge for Class Y shares, and

o no adjustments for taxes paid by an investor on the reinvested income and capital gains.

Russell 1000(R) Value Index, an unmanaged index, measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.

The Lipper Equity Income Funds Index, published by Lipper Inc., includes the 30 largest funds that are generally similar to the Fund, although some funds in the index may have somewhat different investment policies or objectives.

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


FEES AND EXPENSES

Fund investors pay various expenses. The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)
                                                             Class A    Class B    Class C    Class Y
Maximum sales charge (load) imposed on purchases(a)
(as a percentage of offering price)                         5.75%(b)     none       none       none

Maximum deferred sales charge (load) imposed on sales
(as a percentage of offering price at time of purchase)       none        5%        1%(c)      none

Annual Fund operating expenses(d) (expenses that are deducted from Fund assets)


As a percentage of average daily net assets:   Class A  Class B Class C  Class Y
Management fees(e)                              0.48%    0.48%   0.48%    0.48%
Distribution (12b-1) fees                       0.25%    1.00%   1.00%    0.00%
Other expenses(f)                               0.31%    0.33%   0.35%    0.39%
Total                                           1.04%    1.81%   1.83%    0.87%

(a) This charge may be reduced depending on the value of your total investments in American Express mutual funds. See "Sales Charges."

(b) For Class A purchases over $1,000,000 on which no sales charge is assessed, a 1% sales charge applies if you sell your shares less than one year after purchase.


(c) For Class C purchases, a 1% sales charge applies if you sell your shares less than one year after purchase.


(d) Both in this table and the following example, fund operating expenses include expenses charged by both the Fund and its Master Portfolio as described under "Management."

(e) Includes the impact of a performance incentive adjustment fee that decreased the management fee by 0.02% for the most recent fiscal year.

(f) Other expenses include an administrative services fee, a shareholder services fee, a transfer agency fee and other nonadvisory expenses. Effective May 2003, the Fund's transfer agency fee increased. The percentages above reflect the increase.


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


Examples


These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

Assume you invest $10,000 and the Fund earns a 5% annual return each year. The operating expenses remain the same each year. You would pay the following expenses if you redeem all of your shares at the end of the time periods indicated:

                                   1 year    3 years    5 years    10 years
Class A(a)                          $675      $887      $1,117      $1,777
Class B                             $584      $870      $1,081      $1,929(b)
Class C                             $186      $576      $  991      $2,153
Class Y                             $ 89      $278      $  483      $1,077


(a)  Includes a 5.75% sales charge.

(b) Based on conversion of Class B shares to Class A shares in the ninth year of ownership.


You would pay the following expenses if you did not redeem your shares:

                                   1 year    3 years    5 years    10 years
Class A(a)                          $675      $887      $1,117      $1,777
Class B                             $184      $570      $  981      $1,929(b)
Class C                             $186      $576      $  991      $2,153
Class Y                             $ 89      $278      $  483      $1,077

(a)  Includes a 5.75% sales charge.

(b) Based on conversion of Class B shares to Class A shares in the ninth year of ownership.

These examples do not represent actual expenses, past or future. Actual expenses may be higher or lower than those shown.


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


INVESTMENT MANAGER

The Fund's assets are invested in Equity Income Portfolio (the Portfolio), which is managed by AEFC.


Warren Spitz, Senior Portfolio Manager

o    Managed the Portfolio since 2000.

o    Joined AEFC in 2000.

o Prior to that, Portfolio Manager, Prudential Global Asset Management, from 1987 to 2000.

o    Began investment career in 1984.

o    MBA, University of Pennsylvania, Wharton School.

The Portfolio pays AEFC a fee for managing its assets. The Fund pays its proportionate share of the fee. Under the Investment Management Services Agreement, the fee for the most recent fiscal year was 0.48% of the Portfolio's average daily net assets, including an adjustment under the terms of a performance incentive arrangement. The maximum monthly adjustment (increase or decrease) will be 0.12% of the Portfolio's average net assets on an annual basis. Under the agreement, the Portfolio also pays taxes, brokerage commissions, and nonadvisory expenses. AEFC or an affiliate may make payments from its own resources, which include profits from management fees paid by the Portfolio, to compensate broker-dealers or other persons for providing distribution assistance. AEFC, located at 200 AXP Financial Center, Minneapolis, Minnesota 55474, is a wholly-owned subsidiary of American Express Company, a financial services company with headquarters at American Express Tower, World Financial Center, New York, New York 10285.


The Fund operates under an order from the Securities and Exchange Commission that permits AEFC, subject to the approval of the Board of Directors, to appoint a subadviser or change the terms of a subadvisory agreement for the Fund without first obtaining shareholder approval. The order permits the Fund to add or change unaffiliated subadvisers or the fees paid to subadvisers from time to time without the expense and delays associated with obtaining shareholder approval of the change.

OTHER SECURITIES AND INVESTMENT STRATEGIES


The Fund may invest in other securities and may employ other investment strategies that are not principal investment strategies. The Fund's policies permit investment in other instruments, such as foreign securities, convertible securities, debt obligations (including bonds and commercial paper of any rating) and money market securities. Additionally, the Fund may use derivative instruments such as futures, options and forward contracts to produce incremental earnings, to hedge existing positions and to increase flexibility. Even though the Fund's policies permit the use of derivatives in this manner, the portfolio manager is not required to use derivatives.


For more information on strategies and holdings, see the Fund's Statement of Additional Information (SAI) and its annual and semiannual reports.

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



Buying and Selling Shares

The public offering price for Class A shares of the Fund is the net asset value
(NAV) plus a sales charge, and for Class B, C, and Y shares, the NAV. In addition to buying and selling shares through the Fund's distributor, American Express Financial Advisors Inc., you may buy or sell shares through third parties, including 401(k) plans, banks, brokers, and investment advisers. Where authorized by the Fund, orders in good form are priced using the NAV next determined after your order is placed with the third party. If you buy or redeem shares through a third party, consult that firm to determine whether your order will be priced at the time it is placed with the third party or at the time it is placed with the Fund. The third party may charge a fee for its services.

VALUING FUND SHARES

The NAV is the value of a single share of the Fund. The NAV is determined by dividing the value of the Fund's assets, minus any liabilities, by the number of shares outstanding. AEFC calculates the NAV as of the close of business on the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time, on each day that the NYSE is open.

The Fund's securities are valued primarily on the basis of market quotations. However, securities will be valued at fair value if reliable quotations are not readily available. Securities also will be valued at fair value if their value has been materially affected by events after the close of the primary exchanges or markets on which they trade and before the NAV is calculated. This occurs most commonly with foreign securities, but may occur in other cases. The fair value of a security is likely to be different from the quoted or published price. Fair value procedures are approved by the Fund's Board of Directors. Certain short-term securities are valued at amortized cost. Foreign investments are valued in U.S. dollars.


INVESTMENT OPTIONS

1. Class A shares are sold to the public with a sales charge at the time of purchase and an annual distribution (12b-1) fee of 0.25%.

2. Class B shares are sold to the public with a contingent deferred sales charge (CDSC) and an annual distribution fee of 1.00%.

3. Class C shares are sold to the public without a sales charge at the time of purchase and with an annual distribution fee of 1.00% (may be subject to a CDSC).

4. Class Y shares are sold to qualifying institutional investors without a sales charge or distribution fee. Please see the SAI for information on eligibility to purchase Class Y shares.


The Fund also offers an additional class of shares, Class I, exclusively to certain institutional investors. Class I shares are made available through a separate prospectus supplement provided to investors eligible to purchase shares.


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


Investment options summary


The Fund offers different classes of shares. There are differences among the fees and expenses for each class. Not everyone is eligible to buy every class. After determining which classes you are eligible to buy, decide which class best suits your needs. Your financial advisor can help you with this decision.


The following table shows the key features of each class:

                Class A            Class B        Class C         Class Y
--------------- ------------------ -------------- --------------- --------------
Availability    Available to       Available to   Available to    Limited to
                all investors.     all            all investors.  qualifying
                                   investors.                     institutional
                                                                  investors.
--------------- ------------------ -------------- --------------- --------------
Initial Sales   Yes. Payable       No. Entire     No. Entire      No. Entire
Charge          at time of         purchase       purchase        purchase price
                purchase.          price is       price is        is invested in
                Lower sales        invested in    invested in     shares of the
                charge for         shares of      shares of the   Fund.
                larger             the Fund.      Fund.
                investments.
--------------- ------------------ -------------- --------------- --------------

Deferred Sales  On purchases       Maximum 5%     1% CDSC         None.
Charge          over $1,000,000,   CDSC during    applies if
                1% CDSC            the first      you sell your
                applies if you     year           shares less
                sell your          decreasing     than one year
                shares less        to 0% after    after
                than one year      six years.     purchase.
                after purchase.

--------------- ------------------ -------------- --------------- --------------
Distribution    Yes.* 0.25%        Yes.* 1.00%    Yes.* 1.00%     Yes. 0.10%
and/or
Shareholder
Service Fee
--------------- ------------------ -------------- --------------- --------------
Conversion to   N/A                Yes,           No.             No.
Class A                            automatically
                                   in ninth
                                   calendar
                                   year of
                                   ownership.
--------------- ------------------ -------------- --------------- --------------

* The Fund has adopted a plan under Rule 12b-1 of the Investment Company Act of 1940 that allows it to pay distribution and servicing-related expenses for the sale of Class A, Class B and Class C shares. Because these fees are paid out of the Fund's assets on an on-going basis, the fees may cost long-term shareholders more than paying other types of sales charges imposed by some mutual funds.

Should you purchase Class A, Class B or Class C shares?

If your investments in American Express mutual funds total $250,000 or more, Class A shares may be the better option because the sales charge is reduced for larger purchases. If you qualify for a waiver of the sales charge, Class A shares will be the best option.

If you invest less than $250,000, consider how long you plan to hold your shares. Class B shares have a higher annual distribution fee than Class A shares and a CDSC for six years. Class B shares convert to Class A shares in the ninth calendar year of ownership. Class B shares purchased through reinvested dividends and distributions also will convert to Class A shares in the same proportion as the other Class B shares.

Class C shares also have a higher annual distribution fee than Class A shares. Class C shares have no sales charge if you hold the shares for one year or longer. Unlike Class B shares, Class C shares do not convert to Class A. As a result, you will pay a 1% distribution fee for as long as you hold Class C shares. If you choose a deferred sales charge option (Class B or Class C), generally you should consider Class B shares if you intend to hold your shares for more than six years. Consider Class C shares if you intend to hold your shares less than six years. To help you determine what investment is best for you, consult your financial advisor.

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


PURCHASING SHARES


To purchase shares through entities other than American Express Financial Advisors Inc. (the Distributor), please consult your selling agent. The following section explains how you can purchase shares from the Distributor.

If you do not have an existing American Express mutual fund account, you will need to establish a brokerage account. Your financial advisor will help you fill out and submit an application. Once your account is set up, you can choose among several convenient ways to invest.

When you purchase, your order will be priced at the next NAV calculated after your order is accepted by the Fund. If your application does not specify which class of shares you are purchasing, we will assume you are investing in Class A shares.


Important: When you open an account, you must provide your correct Taxpayer Identification Number (TIN), which is either your Social Security or Employer Identification number.

If you do not provide and certify the correct TIN, you could be subject to backup withholding of 28% of taxable distributions and proceeds from certain sales and exchanges. You also could be subject to further penalties, such as:

o    a $50 penalty for each failure to supply your correct TIN,

o a civil penalty of $500 if you make a false statement that results in no backup withholding, and

o    criminal penalties for falsifying information.

You also could be subject to backup withholding, if the IRS notifies us to do so, because you failed to report required interest or dividends on your tax return.

How to determine the correct TIN

For this type of account:                     Use the Social Security or
                                              Employer Identification number of:
--------------------------------------------- ----------------------------------
Individual or joint account                   The individual or one of the
                                              owners listed on the joint account
--------------------------------------------- ----------------------------------
Custodian account of a minor                  The minor
(Uniform Gifts/Transfers to Minors Act)
--------------------------------------------- ----------------------------------
A revocable living trust                      The grantor-trustee (the person
                                              who puts the money into the trust)
--------------------------------------------- ----------------------------------
An irrevocable trust, pension trust or        The legal entity (not the personal
estate                                        representative or trustee, unless
                                              no legal entity is designated in
                                              the account title)
--------------------------------------------- ----------------------------------

Sole proprietorship or single-owner LLC       The owner
--------------------------------------------- ----------------------------------
Partnership or multi-member LLC               The partnership
--------------------------------------------- ----------------------------------
Corporate or LLC electing corporate status    The corporation
on Form 8837

--------------------------------------------- ----------------------------------
Association, club or tax-exempt organization  The organization
--------------------------------------------- ----------------------------------

For details on TIN requirements, contact your financial advisor to obtain a copy of federal Form W-9, "Request for Taxpayer Identification Number and Certification." You also may obtain the form on the Internet at (www.irs.gov).

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



Methods of purchasing shares


By mail


Once your account has been established, send your check to:


American Express Funds
70200 AXP Financial Center
Minneapolis, MN 55474


Minimum amounts
Initial investment:                 $2,000*
Additional investments:             $500**
Account balances:                   $300
Qualified account balances:         none

If your Fund account balance falls below $300, you will be asked to increase it to $300 or establish a scheduled investment plan. If you do not do so within 30 days, your shares can be sold and the proceeds mailed to you.

*  $1,000 for tax qualified accounts.

** $100 minimum add-on for existing mutual fund accounts outside of a brokerage account (direct at fund accounts)

By scheduled investment plan

Minimum amounts
Initial investment:                 $2,000*
Additional investments:             $100**
Account balances:                   none (on a scheduled investment plan with
                                    monthly payments)

If your Fund account balance is below $2,000, you must make payments at least monthly.

*  $100 for direct at fund accounts.

** $50 minimum per payment for qualified accounts in a direct at fund account.

By wire or electronic funds transfer

Please contact your financial advisor or selling agent for specific instructions.

Minimum wire purchase amount: $1,000 or new account minimum, as applicable.



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



TRANSACTIONS THROUGH THIRD PARTIES

You may buy or sell shares through certain 401(k) plans, banks, broker-dealers, financial advisors or other investment professionals. These organizations may charge you a fee for this service and may have different policies. Some policy differences may include different minimum investment amounts, exchange privileges, fund choices and cutoff times for investments. The Fund and the Distributor are not responsible for the failure of one of these organizations to carry out its obligations to its customers. Some organizations may receive compensation from the Distributor or its affiliates for shareholder recordkeeping and similar services. Where authorized by the Fund, some organizations may designate selected agents to accept purchase or sale orders on the Fund's behalf. To buy or sell shares through third parties or to determine if there are policy differences, please consult your selling agent. For other pertinent information related to buying or selling shares, please refer to the appropriate section in the prospectus.


SALES CHARGES

Class A -- initial sales charge alternative

When you purchase Class A shares, you pay a sales charge as shown in the following table:


                                     Sales charge as percentage of:
Total market value        Public offering price*      Net amount invested
Up to $49,999                      5.75%                     6.10%
$50,000-$99,999                    4.75                      4.99
$100,000-$249,999                  3.50                      3.63
$250,000-$499,999                  2.50                      2.56
$500,000-$999,999                  2.00                      2.04
$1,000,000 or more                 0.00                      0.00

* Offering price includes the sales charge.


The sales charge on Class A shares may be lower than 5.75%, based on the combined market value of:

o    your current investment in this Fund,

o    your previous investment in this Fund, and


o investments you and your primary household group have made in other American Express mutual funds where you have paid a sales charge. (The primary household group consists of accounts in any ownership for spouses or domestic partners and their unmarried children under
     21. For purposes of this policy, domestic partners are individuals who maintain a shared primary residence and have joint property or other insurable interests.) AXP Tax-Free Money Fund and Class A shares of AXP Cash Management Fund do not have sales charges and are excluded from the total. If you or any member of your primary household group elects to split the primary household group into individual household groups (for example, by asking that account statements be sent to separate addresses), assets will no longer be combined for purposes of reducing the sales charge. For more details, please contact your American Express financial advisor or the service 800 number listed on the back of this prospectus.



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


Other Class A sales charge policies

o IRA purchases or other employee benefit plan purchases made through a payroll deduction plan or through a plan sponsored by an employer, association of employers, employee organization or other similar group, may be added together to reduce sales charges for all shares purchased through that plan, and

o if you intend to invest more than $50,000 over a period of 13 months, you can reduce the sales charges in Class A by filing a letter of intent. If purchasing shares in a brokerage account or through a third party, you must request the reduced sales charge when you buy shares. For more details, please contact your financial advisor or see the SAI.

Waivers of the sales charge for Class A shares

Sales charges do not apply to:

o current or retired board members, officers or employees of the Fund or AEFC or its subsidiaries, their spouses or domestic partners, children and parents.

o current or retired American Express financial advisors, employees of financial advisors, their spouses or domestic partners, children and parents.

o registered representatives and other employees of brokers, dealers or other financial institutions having a sales agreement with the Distributor, including their spouses, domestic partners, children and parents.

o investors who have a business relationship with a newly associated financial advisor who joined the Distributor from another investment firm provided that (1) the purchase is made within six months of the advisor's appointment date with the Distributor, (2) the purchase is made with proceeds of shares sold that were sponsored by the financial advisor's previous broker-dealer, and
     (3) the proceeds are the result of a sale of an equal or greater value where a sales load was assessed.

o qualified employee benefit plans offering participants daily access to American Express mutual funds. Eligibility must be determined in advance. For assistance, please contact your financial advisor. Participants in certain qualified plans where the initial sales charge is waived may be subject to a deferred sales charge of up to 4%.


o shareholders who have at least $1 million in American Express mutual funds. If the investment is sold less than one year after purchase, a CDSC of 1% will be charged. During that year, the CDSC will be waived only in the circumstances described for waivers for Class B and Class C shares.

o purchases made within 90 days after a sale of American Express Fund shares (up to the amount sold). Send the Fund a written request along with your payment, indicating the account number, the date and the amount of the sale.


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o    purchases made:

     o with dividend or capital gain distributions from this Fund or from the same class of another American Express mutual fund,

     o through or under a wrap fee product or other investment product sponsored by the Distributor or another authorized broker-dealer, investment advisor, bank or investment professional,

     o   within the University of Texas System ORP,

     o within a segregated separate account offered by Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company,

     o   within the University of Massachusetts After-Tax Savings
         Program, or

     o through or under a subsidiary of AEFC offering Personal Trust Services' Asset-Based pricing alternative.

o shareholders whose original purchase was in a Strategist fund merged into an American Express fund in 2000.

Class B and Class C -- contingent deferred sales charge (CDSC) alternative

For Class B, the CDSC is based on the sale amount and the number of calendar years -- including the year of purchase -- between purchase and sale. The following table shows how CDSC percentages on sales decline after a purchase:

If the sale is made during the:       The CDSC percentage rate is:
First year                                         5%
Second year                                        4%
Third year                                         4%
Fourth year                                        3%
Fifth year                                         2%
Sixth year                                         1%
Seventh year                                       0%

For Class C, a 1% CDSC is charged if you sell your shares less than one year after purchase.

For both Class B and Class C, if the amount you are selling causes the value of your investment to fall below the cost of the shares you have purchased, the CDSC is based on the lower of the cost of those shares purchased or market value. Because the CDSC is imposed only on sales that reduce your total purchase payments, you never have to pay a CDSC on any amount that represents appreciation in the value of your shares, income earned by your shares, or capital gains.

In addition, the CDSC on your sale, if any, will be based on your oldest purchase payment. The CDSC on the next amount sold will be based on the next oldest purchase payment.

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


Example

Assume you had invested $10,000 in Class B shares and that your investment had appreciated in value to $12,000 after 3 1/2 years, including reinvested dividends and capital gain distributions. You could sell up to $2,000 worth of shares without paying a CDSC ($12,000 current value less $10,000 purchase amount). If you sold $2,500 worth of shares, the CDSC would apply to the $500 representing part of your original purchase price. The CDSC rate would be 3% because the sale was made during the fourth year after the purchase.

Waivers of the sales charge for Class B and Class C shares

The CDSC will be waived on sales of shares:

o    in the event of the shareholder's death,

o    held in trust for an employee benefit plan, or

o held in IRAs or certain qualified plans if American Express Trust Company is the custodian, such as Keogh plans, tax-sheltered custodial accounts or corporate pension plans, provided that the shareholder is:

     o   at least 59 1/2 years old AND

     o taking a retirement distribution (if the sale is part of a transfer to an IRA or qualified plan, or a custodian-to-custodian transfer, the CDSC will not be waived) OR

     o selling under an approved substantially equal periodic payment arrangement.

EXCHANGING/SELLING SHARES

Exchanges


You may exchange your Fund shares at no charge for shares of the same class of any other publicly offered American Express mutual fund. Exchanges into AXP Tax-Free Money Fund may only be made from Class A shares. For complete information on the other fund, including fees and expenses, read that fund's prospectus carefully. Your exchange will be priced at the next NAV calculated after we receive your transaction request in good order.


The Fund does not permit market-timing. Do not invest in the Fund if you are a market timer.

Excessive trading (market-timing) or other abusive short-term trading practices may disrupt portfolio management strategies, harm performance and increase fund expenses.


To prevent abuse or adverse effects on the Fund and its shareholders, the Distributor and the Fund reserve the right to reject any purchase orders, including exchanges, limit the amount, modify or discontinue the exchange privilege, or charge a fee to any investor we believe has a history of abusive trading or whose trading, in our judgement has been disruptive to the Fund. For example, we may exercise these rights if exchanges are too numerous or too large.


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


Other exchange policies:

o    Exchanges must be made into the same class of shares of the new fund.

o If your exchange creates a new account, it must satisfy the minimum investment amount for new purchases.

o    Once we receive your exchange request, you cannot cancel it.

o Shares of the new fund may not be used on the same day for another exchange.


o If your shares are pledged as collateral, the exchange will be delayed until written approval is received from the secured party.


Selling Shares


You may sell your shares at any time. The payment will be mailed within seven days after your request is received in good order.

When you sell shares, the amount you receive may be more or less than the amount you invested. Your sale price will be the next NAV calculated after your request is received in good order by the Fund, minus any applicable CDSC.

You can change your mind after requesting a sale and use all or part of the proceeds to purchase new shares in the same account from which you sold. If you reinvest in Class A, you will purchase the new shares at NAV rather than the offering price on the date of a new purchase. If you reinvest in Class B or Class C, any CDSC you paid on the amount you are reinvesting also will be reinvested. To take advantage of this option, send a written request within 90 days of the date your sale request was received and include your account number. This privilege may be limited or withdrawn at any time and use of this option may have tax consequences.


The Fund reserves the right to redeem in kind.

For more details and a description of other sales policies, please see the SAI.


To sell or exchange shares held with entities other than the Distributor, please consult your selling agent. The following section explains how you can exchange or sell shares held with the Distributor.

If you decide to sell your shares within 30 days of a telephoned-in address change, a written request is required.

Important: If you request a sale of shares you recently purchased by a check or money order that is not guaranteed, the Fund will wait for your check to clear. It may take up to 10 days from the date of purchase before payment is made. Payment may be made earlier if your bank provides evidence satisfactory to the Fund and the Distributor that your check has cleared.


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



Ways to request an exchange or sale of shares

By regular or express mail

American Express Funds
70100 AXP Financial Center
Minneapolis, MN 55474

Include in your letter:

o    your account number

o    the name of the fund(s)

o    the class of shares to be exchanged or sold

o    your Social Security number or Employer Identification number

o    the dollar amount or number of shares you want to exchange or sell

o    specific instructions regarding delivery or exchange destination

o signature(s) of registered account owner(s) (All signatures may be required. Contact your financial advisor for more information.)

o    delivery instructions, if applicable

o    any paper certificates of shares you hold

Payment will be mailed to the address of record and made payable to the names listed on the account, unless your request specifies differently and is signed by all owners.

The express mail delivery charges you pay will vary depending on domestic or international delivery instructions.

By telephone

(800) 872-4377 for brokerage accounts

(800) 437-3133 for direct at fund accounts

(800) 967-4377 for wrap accounts

o The Fund and the Distributor will use reasonable procedures to confirm authenticity of telephone exchange or sale requests.

o Telephone exchange and sale privileges automatically apply to all accounts except custodial, corporate or qualified retirement accounts. You may request that these privileges NOT apply by writing the Distributor. Each registered owner must sign the request.

o Acting on your instructions, your financial advisor may conduct telephone transactions on your behalf.

o    Telephone privileges may be modified or discontinued at any time.

Minimum sale amount:       $100

Maximum sale amount:       $100,000


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



By wire

You can wire money from your account to your bank account. Contact your financial advisor or the Distributor at the above numbers for additional information.

o    Minimum amount: $1,000

o    Pre-authorization is required.

o    A service fee may be charged against your account for each wire sent.

By scheduled payout plan

o    Minimum payment: $100*.

o Contact your financial advisor or the Distributor to set up regular payments.

o Purchasing new shares while under a payout plan may be disadvantageous because of the sales charges.

* Minimum is $50 in a direct at fund account.

Electronic transactions

The ability to initiate transactions via the internet may be unavailable or delayed at certain times (for example, during periods of unusual market activity). The Fund and the Distributor are not responsible for any losses associated with unexecuted transactions. In addition, the Fund and the Distributor are not responsible for any losses resulting from unauthorized transactions if reasonable security measures are followed to validate the investor's identity. The Fund may modify or discontinue electronic privileges at any time.


Distributions and Taxes

As a shareholder you are entitled to your share of the Fund's net income and net gains. The Fund distributes dividends and capital gains to qualify as a regulated investment company and to avoid paying corporate income and excise taxes.

DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS


The Fund's net investment income is distributed to you as dividends. Dividends may be composed of qualifying dividend income, which is eligible for preferential tax rates under current tax law, as well as other ordinary dividend income, which may include non-qualifying dividends, interest income and short-term capital gains. Capital gains are realized when a security is sold for a higher price than was paid for it. Each realized capital gain or loss is long-term or short-term depending on the length of time the Fund held the security. Realized capital gains and losses offset each other. The Fund offsets any net realized capital gains by any available capital loss carryovers. Net short-term capital gains are included in net investment income. Net realized long-term capital gains, if any, are distributed by the end of the calendar year as capital gain distributions.



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


REINVESTMENTS

Dividends and capital gain distributions are automatically reinvested in additional shares in the same class of the Fund, unless:

o    you request distributions in cash, or

o you direct the Fund to invest your distributions in the same class of any publicly offered American Express mutual fund for which you have previously opened an account.

We reinvest the distributions for you at the next calculated NAV after the distribution is paid.

If you choose cash distributions, you will receive cash only for distributions declared after your request has been processed.

TAXES

Distributions are subject to federal income tax and may be subject to state and local taxes in the year they are declared. You must report distributions on your tax returns, even if they are reinvested in additional shares.

If you buy shares shortly before the record date of a distribution, you may pay taxes on money earned by the Fund before you were a shareholder. You will pay the full pre-distribution price for the shares, then receive a portion of your investment back as a distribution, which may be taxable.

For tax purposes, an exchange is considered a sale and purchase, and may result in a gain or loss. A sale is a taxable transaction. If you sell shares for less than their cost, the difference is a capital loss. If you sell shares for more than their cost, the difference is a capital gain. Your gain may be short term (for shares held for one year or less) or long term (for shares held for more than one year).

If you buy Class A shares and within 91 days exchange into another fund, you may not include the sales charge in your calculation of tax gain or loss on the sale of the first fund you purchased. The sales charge may be included in the calculation of your tax gain or loss on a subsequent sale of the second fund you purchased.

Selling shares held in an IRA or qualified retirement account may subject you to federal taxes, penalties and reporting requirements. Please consult your tax advisor.

Important: This information is a brief and selective summary of some of the tax rules that apply to this Fund. Because tax matters are highly individual and complex, you should consult a qualified tax advisor.

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


Master/Feeder Structure

This Fund uses a master/feeder structure. This means that the Fund (a feeder fund) invests all of its assets in the Portfolio (the master fund). The master/feeder structure offers the potential for reduced costs because it spreads fixed costs of portfolio management over a larger pool of assets. The Fund may withdraw its assets from the Portfolio at any time if the Fund's board determines that it is best. In that event, the board would consider what action should be taken, including whether to hire an investment advisor to manage the Fund's assets directly or to invest all of the Fund's assets in another pooled investment entity. Here is an illustration of the structure:

                        Investors buy shares in the Fund

                      The Fund buys units in the Portfolio

          The Portfolio invests in securities, such as stocks or bonds

Other feeders may include mutual funds and institutional accounts. These feeders buy the Portfolio's securities on the same terms and conditions as the Fund and pay their proportionate share of the Portfolio's expenses. However, their operating costs and sales charges are different from those of the Fund. Therefore, the investment returns for other feeders are different from the returns of the Fund.

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


Financial Highlights


The financial highlights tables are intended to help you understand the Fund's financial performance. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by KPMG LLP, whose report, along with the Fund's financial statements, is included in the annual report which, if not included with this prospectus, is available upon request.

Class A
Per share income and capital changes(a)
Fiscal period ended Sept. 30,                                               2003         2002       2001    2000       1999
Net asset value, beginning of period                                       $6.26       $ 8.18      $8.96   $9.40     $ 8.96
Income from investment operations:
Net investment income (loss)                                                 .14          .13        .12     .13        .14
Net gains (losses) (both realized and unrealized)                           1.86        (1.45)      (.75)    .39       1.37
Total from investment operations                                            2.00        (1.32)      (.63)    .52       1.51
Less distributions:
Dividends from net investment income                                        (.12)        (.12)      (.12)   (.13)      (.13)
Excess distributions from net investment income                               --           --       (.01)     --         --
Distributions from realized gains                                             --         (.48)      (.02)   (.83)      (.94)
Total distributions                                                         (.12)        (.60)      (.15)   (.96)     (1.07)
Net asset value, end of period                                             $8.14       $ 6.26      $8.18   $8.96     $ 9.40

Ratios/supplemental data
Net assets, end of period (in millions)                                   $1,539       $1,243     $1,489  $1,631     $1,985
Ratio of expenses to average daily net assets(c)                           1.04%        1.02%       .95%    .93%       .89%
Ratio of net investment income (loss) to average daily net assets          1.94%        1.55%      1.38%   1.43%      1.41%
Portfolio turnover rate (excluding short-term securities)                    38%          40%       105%     52%        84%
Total return(e)                                                           32.17%      (17.87%)    (7.03%)  5.66%     17.18%

See accompanying notes to financial highlights.


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


Class B
Per share income and capital changes(a)
Fiscal period ended Sept. 30,                                               2003         2002       2001    2000       1999
Net asset value, beginning of period                                       $6.25       $ 8.17      $8.94   $9.40     $ 8.96
Income from investment operations:
Net investment income (loss)                                                 .08          .06        .06     .08        .06
Net gains (losses) (both realized and unrealized)                           1.86        (1.44)      (.74)    .37       1.38
Total from investment operations                                            1.94        (1.38)      (.68)    .45       1.44
Less distributions:
Dividends from net investment income                                        (.07)        (.06)      (.06)   (.08)      (.06)
Excess distributions from net investment income                               --           --       (.01)     --         --
Distributions from realized gains                                             --         (.48)      (.02)   (.83)      (.94)
Total distributions                                                         (.07)        (.54)      (.09)   (.91)     (1.00)
Net asset value, end of period                                             $8.12       $ 6.25      $8.17   $8.94     $ 9.40

Ratios/supplemental data
Net assets, end of period (in millions)                                     $629         $529       $558    $547       $633
Ratio of expenses to average daily net assets(c)                           1.81%        1.79%      1.71%   1.69%      1.66%
Ratio of net investment income (loss) to average daily net assets          1.18%         .79%       .62%    .67%       .63%
Portfolio turnover rate (excluding short-term securities)                    38%          40%       105%     52%        84%
Total return(e)                                                           31.10%      (18.50%)    (7.70%)  4.85%     16.30%

See accompanying notes to financial highlights.


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
Class C
Per share income and capital changes(a)
Fiscal period ended Sept. 30,                                               2003         2002       2001   2000(b)
Net asset value, beginning of period                                       $6.25       $ 8.17      $8.94   $8.66
Income from investment operations:
Net investment income (loss)                                                 .08          .07        .06     .02
Net gains (losses) (both realized and unrealized)                           1.85        (1.45)      (.74)    .28
Total from investment operations                                            1.93        (1.38)      (.68)    .30
Less distributions:
Dividends from net investment income                                        (.07)        (.06)      (.06)   (.02)
Excess distributions from net investment income                               --           --       (.01)     --
Distributions from realized gains                                             --         (.48)      (.02)     --
Total distributions                                                         (.07)        (.54)      (.09)   (.02)
Net asset value, end of period                                             $8.11       $ 6.25      $8.17   $8.94

Ratios/supplemental data
Net assets, end of period (in millions)                                      $20          $12         $5     $--
Ratio of expenses to average daily net assets(c)                           1.83%        1.82%      1.71%   1.69%(d)
Ratio of net investment income (loss) to average daily net assets          1.15%         .83%       .73%    .45%(d)
Portfolio turnover rate (excluding short-term securities)                    38%          40%       105%     52%
Total return(e)                                                           30.96%      (18.48%)    (7.67%)  3.47%(f)

See accompanying notes to financial highlights.


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
Class Y
Per share income and capital changes(a)
Fiscal period ended Sept. 30,                                               2003         2002       2001    2000       1999
Net asset value, beginning of period                                       $6.26       $ 8.18      $8.96   $9.40     $ 8.96
Income from investment operations:
Net investment income (loss)                                                 .15          .14        .14     .14        .15
Net gains (losses) (both realized and unrealized)                           1.86        (1.45)      (.75)    .39       1.37
Total from investment operations                                            2.01        (1.31)      (.61)    .53       1.52
Less distributions:
Dividends from net investment income                                        (.13)        (.13)      (.14)   (.14)      (.14)
Excess distributions from net investment income                               --           --       (.01)     --         --
Distributions from realized gains                                             --         (.48)      (.02)   (.83)      (.94)
Total distributions                                                         (.13)        (.61)      (.17)   (.97)     (1.08)
Net asset value, end of period                                             $8.14       $ 6.26      $8.18   $8.96     $ 9.40

Ratios/supplemental data
Net assets, end of period (in millions)                                      $50          $26        $22     $21        $21
Ratio of expenses to average daily net assets(c)                            .87%         .86%       .78%    .76%       .78%
Ratio of net investment income (loss) to average daily net assets          2.11%        1.74%      1.56%   1.58%      1.58%
Portfolio turnover rate (excluding short-term securities)                    38%          40%       105%     52%        84%
Total return(e)                                                           32.39%      (17.75%)    (6.82%)  5.79%     17.30%

Notes to financial highlights

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b)  Inception date was June 26, 2000.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d)  Adjusted to an annual basis.

(e)  Total return does not reflect payment of a sales charge.

(f)  Not annualized.


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This Fund, along with the other American Express mutual funds, is distributed by
American Express Financial Advisors Inc. and can be purchased from an American Express financial advisor or from other authorized broker-dealers or third parties. The Funds can be found under the "Amer Express" banner in most mutual fund quotations.

Additional information about the Fund and its investments is available in the Fund's Statement of Additional Information (SAI), annual and semiannual reports to shareholders. In the Fund's annual report, you will find a discussion of market conditions and investment strategies that significantly affected the Fund during its last fiscal year. The SAI is incorporated by reference in this prospectus. For a free copy of the SAI, the annual report or the semiannual report, contact your selling agent or American Express Client Service Corporation.

American Express Funds
70100 AXP Financial Center
Minneapolis, MN 55474
(800) 862-7919
TTY: (800) 846-4852
Web site address:


americanexpress.com/funds


You may review and copy information about the Fund, including the SAI, at the Securities and Exchange Commission's (Commission) Public Reference Room in Washington, D.C. (for information about the public reference room call 1-202-942-8090). Reports and other information about the Fund are available on the EDGAR Database on the Commission's Internet site at (http://www.sec.gov). Copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing to the Public Reference Section of the Commission, Washington, D.C. 20549-0102.

Investment Company Act File #811-54

Ticker Symbol
Class A: INDZX    Class B:IDEBX
Class C: ADECX    Class Y:IDQYX

--------------------------------------------------------------------------------
(logo)
AMERICAN
   EXPRESS
(R)
--------------------------------------------------------------------------------

American Express Funds
70100 AXP Financial Center
Minneapolis, MN 55474

                                                             S-6475-99 W (11/03)

                      AXP(R) Diversified Equity Income Fund
                   Supplement to the Nov. 28, 2003 Prospectus

This supplement describes the Fund's Class I shares and it supplements certain information in the Fund's prospectus dated Nov. 28, 2003. The caption headings used in this Supplement correspond with the caption headings used in the prospectus.

You may purchase Class I shares only if you are an eligible investor, as described under the caption "Buying and Selling Shares" below.

PAST PERFORMANCE

Class I is new as of the date of this supplement and therefore performance information is not available. The performance table is intended to indicate some of the risks of investing in the Fund by showing changes in the Fund's performance over time. Please note that you will find performance returns, after the deduction of certain taxes, for Class A shares of the Fund, together with returns of one or more broad measures of market performance, in the performance table of the prospectus.

Past performance for Class I for the period prior to the date the class began operations may be calculated based on the performance of Class A, adjusted to reflect differences in sales charges, although not for other differences in expenses. The use of blended performance generally results in lower performance than Class I shares would have experienced had they been offered for the entire period.

FEES AND EXPENSES

Fund investors pay various expenses. The table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The table is supplemented as follows:

Shareholder Fees (fees paid directly from your investment)
                                                              Class I
Maximum sales charge (load) imposed on purchases
(as a percentage of offering price)                            none
Maximum deferred sales charge (load) imposed on sales
(as a percentage of offering price at time of purchase)        none

Annual Fund operating expenses(a) (expenses that are deducted from Fund assets)
As a percentage of average daily net assets:                Class I
Management fees                                             0.49 %
Distribution (12b-1) fees                                   0.00 %
Other expenses(b)                                           0.06 %
Total                                                       0.55 %

(a)  Other expenses are based on estimated amounts for the current fiscal year.

(b) Other expenses include an administrative services fee and other nonadvisory expenses.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The table is supplemented as follows:
                            1 year                3 years
Class I                       $56                  $175


BUYING AND SELLING SHARES
The description of Investment Options is supplemented as follows:

If you are an eligible investor, you may purchase Class I shares at net asset value without an initial sales charge or CDSC on redemption. Class I shares do not have annual distribution and service fees, and do not convert to any other class of shares.

The following eligible investors may purchase Class I shares:

o Any fund distributed by AEFA, if the fund seeks to achieve its investment objective by investing primarily in shares of the Fund and other American Express Funds.

The discussion of buying and selling shares is supplemented as follows:

You may purchase, redeem or exchange Class I shares only through AEFA (see the back cover of the prospectus for address and telephone number). You may exchange your Class I shares only for Class I shares of another American Express Fund.

AXP(R)
     Mid Cap
         Value
             Fund

AXP Mid Cap Value Fund seeks to provide long-term growth of capital.

Prospectus


Nov. 28, 2003


Please note that this Fund:

o  is not a bank deposit

o  is not federally insured

o  is not endorsed by any bank or government agency

o  is not guaranteed to achieve its goal

Like all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

--------------------------------------------------------------------------------
(logo)                                                                  (logo)
American                                                                AMERICAN
   Express(R)                                                            EXPRESS
 Funds                                                                  (R)
--------------------------------------------------------------------------------

Table of Contents

TAKE A CLOSER LOOK AT:

The Fund                                                   3p

Goal                                                       3p

Principal Investment Strategies                            3p

Principal Risks                                            4p

Past Performance                                           4p

Fees and Expenses                                          5p

Investment Manager                                         7p

Other Securities and Investment Strategies                 7p

Buying and Selling Shares                                  8p

Valuing Fund Shares                                        8p

Investment Options                                         8p

Purchasing Shares                                         10p


Transactions Through Third Parties                        12p

Sales Charges                                             12p

Exchanging/Selling Shares                                 15p

Distributions and Taxes                                   18p

Financial Highlights                                      20p


--------------------------------------------------------------------------------
2p   --   AXP MID CAP VALUE FUND   --   2003 PROSPECTUS

The Fund

GOAL

AXP Mid Cap Value Fund (the Fund) seeks to provide shareholders with long-term growth of capital. Because any investment involves risk, achieving these goals cannot be guaranteed.

PRINCIPAL INVESTMENT STRATEGIES


Under normal circumstances, the Fund invests at least 80% of its net assets (including the amount of any borrowings for investment purposes) in mid-cap companies with a market capitalization ranging from $300 million to $14 billion. This range is based on the current capitalization range of the Russell Midcap Value Index. The remaining 20% may be invested in smaller or larger size stocks, preferreds, convertibles, or other debt securities. The Fund will provide shareholders with at least 60 days' notice of any change in the 80% policy.


In pursuit of the Fund's goals, American Express Financial Corporation (AEFC), the Fund's investment manager, chooses equity investments by:


o Selecting companies that are undervalued based on a variety of measures, such as price-earnings ratio, price/book ratio, current and projected earnings, current and projected dividends, and historic price levels.

o    Identifying companies with growth potential based on:

     o   effective management (considering overall performance), and

     o   financial strength.


In evaluating whether to sell a security, AEFC considers, among other factors, whether:

o    The security is overvalued relative to alternative investments.

o    The security has reached AEFC's price objective.

o    The company has met AEFC's earnings and/or growth expectations.

o The company or the security continues to meet the other standards described above.


Unusual Market Conditions

During unusual market conditions, the Fund may invest more of its assets in money market securities or high quality commercial paper. Although the Fund primarily will invest in these securities to avoid losses, this type of investing also could prevent the Fund from achieving its investment objective. During these times, AEFC may make frequent securities trades that could result in increased fees, expenses, and taxes.


--------------------------------------------------------------------------------
3p   --   AXP MID CAP VALUE FUND   --   2003 PROSPECTUS

PRINCIPAL RISKS

Please remember that with any mutual fund investment you may lose money. Principal risks associated with an investment in the Fund include:

     Market Risk

     Sector Risk

     Style Risk

     Issuer Risk

Market Risk

The market may drop and you may lose money. Market risk may affect a single issuer, sector of the economy, industry, or the market as a whole. The market value of all securities may move up and down, sometimes rapidly and unpredictably.

Sector Risk

Companies that are in different but closely related industries are sometimes described as being in the same broad economic sector. The values of stocks of many different companies in a market sector may be similarly affected by particular economic or market events. Although the Fund does not intend to focus on any particular sector, at times the Fund may have a significant portion of its assets invested in a particular sector.

Style Risk

The Fund purchases stocks it believes are undervalued, but have potential for long-term growth. These stocks may trade at a discount to the market. Growth cannot be guaranteed and the markets may not be willing to reevaluate out-of-favor stocks.

Issuer Risk


The risk that an issuer, or the value of its stocks or bonds, will perform poorly. Poor performance may be caused by poor management decisions, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortages, corporate restructurings, fraudulent disclosures or other factors.


PAST PERFORMANCE

The bar chart and past performance table are not presented because the Fund has not had a full calendar year of operations. The Fund began operations on Feb. 14, 2002.


When available, the Fund intends to compare its performance to the Russell Midcap(R) Value Index, an unmanaged index that measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000 Value Index.

The Fund also intends to compare its performance to the Lipper Mid-Cap Value Funds Index, an index published by Lipper Inc., includes the 30 largest funds that are generally similar to the Fund, although some funds in the index may have somewhat different investment policies or objectives.


--------------------------------------------------------------------------------
4p   --   AXP MID CAP VALUE FUND   --   2003 PROSPECTUS

FEES AND EXPENSES

Fund investors pay various expenses. The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)

                                                           Class A    Class B  Class C   Class Y
Maximum sales charge (load) imposed on purchases(a)
(as a percentage of offering price)                       5.75%(b)     none     none      none

Maximum deferred sales charge (load) imposed on sales
(as a percentage of offering price at time of purchase)     none        5%      1%(c)     none

Annual Fund operating expenses(d) (expenses that are deducted from Fund assets)

As a percentage of average daily net assets:   Class A  Class B Class C  Class Y
Management fees(e)                              0.64%    0.64%   0.64%    0.64%
Distribution (12b-1) fees                       0.25%    1.00%   1.00%    0.00%
Other expenses(f)                               0.57%    0.58%   0.58%    0.64%
Total                                           1.46%    2.22%   2.22%    1.28%
Fee waiver/expense reimbursement                0.06%    0.06%   0.06%    0.06%
Net expenses                                    1.40%    2.16%   2.16%    1.22%


(a) This charge may be reduced depending on the value of your total investments in American Express mutual funds. See "Sales Charges."


(b) For Class A purchases over $1,000,000 on which no sales charge is assessed, a 1% sales charge applies if you sell your shares less than one year after purchase.


(c) For Class C purchases, a 1% sales charge applies if you sell your shares less than one year after purchase.


(d) Other expenses are based on estimated amounts for the current fiscal year. AEFC has contractually agreed to waive certain fees and to absorb certain expenses until Sept. 30, 2004. Under this agreement, total expenses will not exceed 1.40% for Class A; 2.16% for Class B; 2.16% for Class C and 1.22% for Class Y.

(e) Includes the impact of a performance incentive adjustment fee that decreased the management fee by 0.06% for the most recent fiscal year.

(f) Other expenses include an administrative services fee, a shareholder services fee for Class Y, a transfer agency fee and other nonadvisory expenses. Effective May 2003, the Fund's transfer agency fee increased. The percentages above reflect the increase.


--------------------------------------------------------------------------------
5p   --   AXP MID CAP VALUE FUND   --   2003 PROSPECTUS

Examples

These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

Assume you invest $10,000 and the Fund earns a 5% annual return each year. The operating expenses remain the same each year. You would pay the following expenses if you redeem all of your shares at the end of the time periods indicated:

                                 1 year     3 years    5 years     10 years
Class A(a)                        $709      $1,005      $1,322      $2,221
Class B                           $619      $  989      $1,285      $2,362(b)
Class C                           $219      $  689      $1,185      $2,554
Class Y                           $124      $  400      $  697      $1,545

(a)  Includes a 5.75% sales charge.

(b) Based on conversion of Class B shares to Class A shares in the ninth year of ownership.

You would pay the following expenses if you did not redeem your shares:

                                 1 year     3 years    5 years     10 years
Class A(a)                        $709      $1,005      $1,322      $2,221
Class B                           $219      $  689      $1,185      $2,362(b)
Class C                           $219      $  689      $1,185      $2,554
Class Y                           $124      $  400      $  697      $1,545

(a)  Includes a 5.75% sales charge.

(b) Based on conversion of Class B shares to Class A shares in the ninth year of ownership.

These examples do not represent actual expenses, past or future. Actual expenses may be higher or lower than those shown.


--------------------------------------------------------------------------------
6p   --   AXP MID CAP VALUE FUND   --   2003 PROSPECTUS

INVESTMENT MANAGER


Warren Spitz, Senior Portfolio Manager

o    Managed the Fund since 2002.

o    Joined AEFC in 2000.

o Prior to that, Portfolio Manager, Prudential Global Asset Management, from 1987 to 2000.

o    Began investment career in 1984.

o    MBA, University of Pennsylvania, Wharton School.

The Fund pays AEFC a fee for managing its assets. Under the Investment Management Services Agreement, the fee for the most recent fiscal year was 0.64% of the Fund's average net assets, including an adjustment under the terms of a performance incentive arrangement. The maximum monthly adjustment (increase or decrease) will be 0.12% of the Fund's average net assets on an annual basis. Under the agreement, the Fund also pays taxes, brokerage commissions, and nonadvisory expenses. AEFC or an affiliate may make payments from its own resources, which include profits from management fees paid by the Fund, to compensate broker-dealers or other persons for providing distribution assistance. AEFC, located at 200 AXP Financial Center, Minneapolis, Minnesota 55474, is a wholly-owned subsidiary of American Express Company, a financial services company with headquarters at American Express Tower, World Financial Center, New York, New York 10285.


The Fund operates under an order from the Securities and Exchange Commission that permits AEFC, subject to the approval of the Board of Directors, to appoint a subadviser or change the terms of a subadvisory agreement for the Fund without first obtaining shareholder approval. The order permits the Fund to add or change unaffiliated subadvisers or the fees paid to subadvisers from time to time without the expense and delays associated with obtaining shareholder approval of the change.

OTHER SECURITIES AND INVESTMENT STRATEGIES


The Fund may invest in other securities and may employ other investment strategies that are not principal investment strategies. The Fund's policies permit investment in other instruments, such as foreign securities, convertible securities, debt obligations (including bonds and commercial paper of any rating) and money market securities. Additionally, the Fund may use derivative instruments such as futures, options and forward contracts to produce incremental earnings, to hedge existing positions, and to increase flexibility. Even though the Fund's policies permit the use of derivatives in this manner, the portfolio manager is not required to use derivatives.


For more information on strategies and holdings, see the Fund's Statement of Additional Information (SAI) and its annual and semiannual reports.

--------------------------------------------------------------------------------
7p   --   AXP MID CAP VALUE FUND   --   2003 PROSPECTUS

Buying and Selling Shares

The public offering price for Class A shares of the Fund is the net asset value
(NAV) plus a sales charge, and for Class B, C, and Y shares, the NAV. In addition to buying and selling shares through the Fund's distributor, American Express Financial Advisors Inc., you may buy or sell shares through third parties, including 401(k) plans, banks, brokers, and investment advisers. Where authorized by the Fund, orders in good form are priced using the NAV next determined after your order is placed with the third party. If you buy or redeem shares through a third party, consult that firm to determine whether your order will be priced at the time it is placed with the third party or at the time it is placed with the Fund. The third party may charge a fee for its services.

VALUING FUND SHARES

The NAV is the value of a single share of the Fund. The NAV is determined by dividing the value of the Fund's assets, minus any liabilities, by the number of shares outstanding. AEFC calculates the NAV as of the close of business on the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time, on each day that the NYSE is open.

The Fund's securities are valued primarily on the basis of market quotations. However, securities will be valued at fair value if reliable quotations are not readily available. Securities also will be valued at fair value if their value has been materially affected by events after the close of the primary exchanges or markets on which they trade and before the NAV is calculated. This occurs most commonly with foreign securities, but may occur in other cases. The fair value of a security is likely to be different from the quoted or published price. Fair value procedures are approved by the Fund's Board of Directors. Certain short-term securities are valued at amortized cost. Foreign investments are valued in U.S. dollars.


INVESTMENT OPTIONS

1. Class A shares are sold to the public with a sales charge at the time of purchase and an annual distribution (12b-1) fee of 0.25%.

2. Class B shares are sold to the public with a contingent deferred sales charge (CDSC) and an annual distribution fee of 1.00%.

3. Class C shares are sold to the public without a sales charge at the time of purchase and with an annual distribution fee of 1.00% (may be subject to a CDSC).

4. Class Y shares are sold to qualifying institutional investors without a sales charge or distribution fee. Please see the SAI for information on eligibility to purchase Class Y shares.

--------------------------------------------------------------------------------
8p   --   AXP MID CAP VALUE FUND   --   2003 PROSPECTUS

Investment options summary


The Fund offers different classes of shares. There are differences among the fees and expenses for each class. Not everyone is eligible to buy every class. After determining which classes you are eligible to buy, decide which class best suits your needs. Your financial advisor can help you with this decision.


The following table shows the key features of each class:

                Class A            Class B        Class C         Class Y
--------------- ------------------ -------------- --------------- --------------
Availability    Available to       Available to   Available to    Limited to
                all investors.     all            all investors.  qualifying
                                   investors.                     institutional
                                                                  investors.
--------------- ------------------ -------------- --------------- --------------
Initial Sales   Yes. Payable       No. Entire     No. Entire      No. Entire
Charge          at time of         purchase       purchase        purchase price
                purchase.          price is       price is        is invested in
                Lower sales        invested in    invested in     shares of the
                charge for         shares of      shares of the   Fund.
                larger             the Fund.      Fund.
                investments.
--------------- ------------------ -------------- --------------- --------------

Deferred Sales  On purchases       Maximum 5%     1% CDSC         None.
Charge          over $1,000,000,   CDSC during    applies if
                1% CDSC            the first      you sell your
                applies if you     year           shares less
                sell your          decreasing     than one year
                shares less        to 0% after    after
                than one year      six years.     purchase.
                after purchase.

--------------- ------------------ -------------- --------------- --------------
Distribution    Yes.* 0.25%        Yes.* 1.00%    Yes.* 1.00%     Yes. 0.10%
and/or
Shareholder
Service Fee
--------------- ------------------ -------------- --------------- --------------
Conversion to   N/A                Yes,           No.             No.
Class A                            automatically
                                   in ninth
                                   calendar
                                   year of
                                   ownership.
--------------- ------------------ -------------- --------------- --------------

* The Fund has adopted a plan under Rule 12b-1 of the Investment Company Act of 1940 that allows it to pay distribution and servicing-related expenses for the sale of Class A, Class B and Class C shares. Because these fees are paid out of the Fund's assets on an on-going basis, the fees may cost long-term shareholders more than paying other types of sales charges imposed by some mutual funds.

Should you purchase Class A, Class B or Class C shares?

If your investments in American Express mutual funds total $250,000 or more, Class A shares may be the better option because the sales charge is reduced for larger purchases. If you qualify for a waiver of the sales charge, Class A shares will be the best option.

If you invest less than $250,000, consider how long you plan to hold your shares. Class B shares have a higher annual distribution fee than Class A shares and a CDSC for six years. Class B shares convert to Class A shares in the ninth calendar year of ownership. Class B shares purchased through reinvested dividends and distributions also will convert to Class A shares in the same proportion as the other Class B shares.

Class C shares also have a higher annual distribution fee than Class A shares. Class C shares have no sales charge if you hold the shares for one year or longer. Unlike Class B shares, Class C shares do not convert to Class A. As a result, you will pay a 1% distribution fee for as long as you hold Class C shares. If you choose a deferred sales charge option (Class B or Class C), generally you should consider Class B shares if you intend to hold your shares for more than six years. Consider Class C shares if you intend to hold your shares less than six years. To help you determine what investment is best for you, consult your financial advisor.

--------------------------------------------------------------------------------
9p   --   AXP MID CAP VALUE FUND   --   2003 PROSPECTUS

PURCHASING SHARES


To purchase shares through entities other than American Express Financial Advisors Inc. (the Distributor), please consult your selling agent. The following section explains how you can purchase shares from the Distributor.

If you do not have an existing American Express mutual fund account, you will need to establish a brokerage account. Your financial advisor will help you fill out and submit an application. Once your account is set up, you can choose among several convenient ways to invest.

When you purchase, your order will be priced at the next NAV calculated after your order is accepted by the Fund. If your application does not specify which class of shares you are purchasing, we will assume you are investing in Class A shares.


Important: When you open an account, you must provide your correct Taxpayer Identification Number (TIN), which is either your Social Security or Employer Identification number.


If you do not provide and certify the correct TIN, you could be subject to backup withholding of 28% of taxable distributions and proceeds from certain sales and exchanges. You also could be subject to further penalties, such as:


o    a $50 penalty for each failure to supply your correct TIN,

o a civil penalty of $500 if you make a false statement that results in no backup withholding, and

o    criminal penalties for falsifying information.

You also could be subject to backup withholding, if the IRS notifies us to do so, because you failed to report required interest or dividends on your tax return.

How to determine the correct TIN

For this type of account:                     Use the Social Security or
                                              Employer Identification number of:
--------------------------------------------- ----------------------------------
Individual or joint account                   The individual or one of the
                                              owners listed on the joint account
--------------------------------------------- ----------------------------------
Custodian account of a minor                  The minor
(Uniform Gifts/Transfers to Minors Act)
--------------------------------------------- ----------------------------------
A revocable living trust                      The grantor-trustee (the person
                                              who puts the money into the trust)
--------------------------------------------- ----------------------------------
An irrevocable trust, pension trust or        The legal entity (not the personal
estate                                        representative or trustee, unless
                                              no legal entity is designated in
                                              the account title)
--------------------------------------------- ----------------------------------

Sole proprietorship or single-owner LLC       The owner
--------------------------------------------- ----------------------------------
Partnership or multi-member LLC               The partnership
--------------------------------------------- ----------------------------------
Corporate or LLC electing corporate status    The corporation
on Form 8837

--------------------------------------------- ----------------------------------
Association, club or tax-exempt organization  The organization
--------------------------------------------- ----------------------------------

For details on TIN requirements, contact your financial advisor to obtain a copy of federal Form W-9, "Request for Taxpayer Identification Number and Certification." You also may obtain the form on the Internet at (www.irs.gov).

--------------------------------------------------------------------------------
10p   --   AXP MID CAP VALUE FUND   --   2003 PROSPECTUS

Methods of purchasing shares

By mail

Once your account has been established, send your check to:


American Express Funds
70200 AXP Financial Center
Minneapolis, MN 55474


Minimum amounts
Initial investment:                 $2,000*
Additional investments:             $500**
Account balances:                   $300
Qualified account balances:         none

If your Fund account balance falls below $300, you will be asked to increase it to $300 or establish a scheduled investment plan. If you do not do so within 30 days, your shares can be sold and the proceeds mailed to you.

 *   $1,000 for tax qualified accounts.

** $100 minimum add-on for existing mutual fund accounts outside of a brokerage account (direct at fund accounts).

By scheduled investment plan

Minimum amounts
Initial investment:                 $2,000*
Additional investments:             $100**
Account balances:                   none (on a scheduled investment plan
                                    with monthly payments)

If your Fund account balance is below $2,000, you must make payments at least monthly.

 *   $100 for direct at fund accounts.

**   $50 minimum per payment for qualified accounts in a direct at fund account.

By wire or electronic funds transfer

Please contact your financial advisor or selling agent for specific instructions.

Minimum wire purchase amount: $1,000 or new account minimum, as applicable.

By telephone

If you have a brokerage account, you may use the money in your account to make initial and subsequent purchases.

To place your order, call:

(800) 872-4377 for brokerage accounts

(800) 967-4377 for wrap accounts


--------------------------------------------------------------------------------
11p   --   AXP MID CAP VALUE FUND   --   2003 PROSPECTUS

TRANSACTIONS THROUGH THIRD PARTIES

You may buy or sell shares through certain 401(k) plans, banks, broker-dealers, financial advisors or other investment professionals. These organizations may charge you a fee for this service and may have different policies. Some policy differences may include different minimum investment amounts, exchange privileges, fund choices and cutoff times for investments. The Fund and the Distributor are not responsible for the failure of one of these organizations to carry out its obligations to its customers. Some organizations may receive compensation from the Distributor or its affiliates for shareholder recordkeeping and similar services. Where authorized by the Fund, some organizations may designate selected agents to accept purchase or sale orders on the Fund's behalf. To buy or sell shares through third parties or to determine if there are policy differences, please consult your selling agent. For other pertinent information related to buying or selling shares, please refer to the appropriate section in the prospectus.


SALES CHARGES

Class A -- initial sales charge alternative

When you purchase Class A shares, you pay a sales charge as shown in the following table:


                                  Sales charge as percentage of:
Total market value       Public offering price*      Net amount invested
Up to $49,999                      5.75%                    6.10%
$50,000-$99,999                    4.75                     4.99
$100,000-$249,999                  3.50                     3.63
$250,000-$499,999                  2.50                     2.56
$500,000-$999,999                  2.00                     2.04
$1,000,000 or more                 0.00                     0.00

* Offering price includes the sales charge.


The sales charge on Class A shares may be lower than 5.75%, based on the combined market value of:

o    your current investment in this Fund,

o    your previous investment in this Fund, and


o investments you and your primary household group have made in other American Express mutual funds where you have paid a sales charge. (The primary household group consists of accounts in any ownership for spouses or domestic partners and their unmarried children under
     21. For purposes of this policy, domestic partners are individuals who maintain a shared primary residence and have joint property or other insurable interests.) AXP Tax-Free Money Fund and Class A shares of AXP Cash Management Fund do not have sales charges and are excluded from the total. If you or any member of your primary household group elects to split the primary household group into individual household groups (for example, by asking that account statements be sent to separate addresses), assets will no longer be combined for purposes of reducing the sales charge.


--------------------------------------------------------------------------------
12p   --   AXP MID CAP VALUE FUND   --   2003 PROSPECTUS

Other Class A sales charge policies

o IRA purchases or other employee benefit plan purchases made through a payroll deduction plan or through a plan sponsored by an employer, association of employers, employee organization or other similar group, may be added together to reduce sales charges for all shares purchased through that plan, and

o if you intend to invest more than $50,000 over a period of 13 months, you can reduce the sales charges in Class A by filing a letter of intent. If purchasing shares in a brokerage account or through a third party, you must request the reduced sales charge when you buy shares. For more details, please contact your financial advisor or see the SAI.

Waivers of the sales charge for Class A shares

Sales charges do not apply to:

o current or retired board members, officers or employees of the Fund or AEFC or its subsidiaries, their spouses or domestic partners, children and parents.

o current or retired American Express financial advisors, employees of financial advisors, their spouses or domestic partners, children and parents.

o registered representatives and other employees of brokers, dealers or other financial institutions having a sales agreement with the Distributor, including their spouses, domestic partners, children and parents.

o investors who have a business relationship with a newly associated financial advisor who joined the Distributor from another investment firm provided that (1) the purchase is made within six months of the advisor's appointment date with the Distributor, (2) the purchase is made with proceeds of shares sold that were sponsored by the financial advisor's previous broker-dealer, and (3) the proceeds are the result of a sale of an equal or greater value where a sales load was assessed.

o qualified employee benefit plans offering participants daily access to American Express mutual funds. Eligibility must be determined in advance. For assistance, please contact your financial advisor. Participants in certain qualified plans where the initial sales charge is waived may be subject to a deferred sales charge of up to 4%.


o shareholders who have at least $1 million in American Express mutual funds. If the investment is sold less than one year after purchase, a CDSC of 1% will be charged. During that year, the CDSC will be waived only in the circumstances described for waivers for Class B and Class C shares.

o purchases made within 90 days after a sale of American Express Fund shares (up to the amount sold). Send the Fund a written request along with your payment, indicating the account number, the date and the amount of the sale.


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13p   --   AXP MID CAP VALUE FUND   --   2003 PROSPECTUS

o    purchases made:

     o with dividend or capital gain distributions from this Fund or from the same class of another American Express mutual fund,

     o through or under a wrap fee product or other investment product sponsored by the Distributor or another authorized broker-dealer, investment advisor, bank or investment professional,

     o   within the University of Texas System ORP,

     o within a segregated separate account offered by Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company,

     o   within the University of Massachusetts After-Tax Savings
         Program, or

     o through or under a subsidiary of AEFC offering Personal Trust Services' Asset-Based pricing alternative.

o shareholders whose original purchase was in a Strategist fund merged into an American Express fund in 2000.

Class B and Class C -- contingent deferred sales charge (CDSC) alternative

For Class B, the CDSC is based on the sale amount and the number of calendar years -- including the year of purchase -- between purchase and sale. The following table shows how CDSC percentages on sales decline after a purchase:

If the sale is made during the:           The CDSC percentage rate is:
First year                                             5%
Second year                                            4%
Third year                                             4%
Fourth year                                            3%
Fifth year                                             2%
Sixth year                                             1%
Seventh year                                           0%

For Class C, a 1% CDSC is charged if you sell your shares less than one year after purchase.

For both Class B and Class C, if the amount you are selling causes the value of your investment to fall below the cost of the shares you have purchased, the CDSC is based on the lower of the cost of those shares purchased or market value. Because the CDSC is imposed only on sales that reduce your total purchase payments, you never have to pay a CDSC on any amount that represents appreciation in the value of your shares, income earned by your shares, or capital gains.

In addition, the CDSC on your sale, if any, will be based on your oldest purchase payment. The CDSC on the next amount sold will be based on the next oldest purchase payment.

--------------------------------------------------------------------------------
14p   --   AXP MID CAP VALUE FUND   --   2003 PROSPECTUS

Example

Assume you had invested $10,000 in Class B shares and that your investment had appreciated in value to $12,000 after 3 1/2 years, including reinvested dividends and capital gain distributions. You could sell up to $2,000 worth of shares without paying a CDSC ($12,000 current value less $10,000 purchase amount). If you sold $2,500 worth of shares, the CDSC would apply to the $500 representing part of your original purchase price. The CDSC rate would be 3% because the sale was made during the fourth year after the purchase.

Waivers of the sales charge for Class B and Class C shares

The CDSC will be waived on sales of shares:

o    in the event of the shareholder's death,

o    held in trust for an employee benefit plan, or

o held in IRAs or certain qualified plans if American Express Trust Company is the custodian, such as Keogh plans, tax-sheltered custodial accounts or corporate pension plans, provided that the shareholder is:

     o   at least 59 1/2 years old AND

     o taking a retirement distribution (if the sale is part of a transfer to an IRA or qualified plan, or a custodian-to-custodian transfer, the CDSC will not be waived) OR

     o selling under an approved substantially equal periodic payment arrangement.

EXCHANGING/SELLING SHARES

Exchanges


You may exchange your Fund shares at no charge for shares of the same class of any other publicly offered American Express mutual fund. Exchanges into AXP Tax-Free Money Fund may only be made from Class A shares. For complete information on the other fund, including fees and expenses, read that fund's prospectus carefully. Your exchange will be priced at the next NAV calculated after we receive your transaction request in good order.


The Fund does not permit market-timing. Do not invest in the Fund if you are a market timer.

Excessive trading (market-timing) or other abusive short-term trading practices may disrupt portfolio management strategies, harm performance and increase fund expenses.


To prevent abuse or adverse effects on the Fund and its shareholders, the Distributor and the Fund reserve the right to reject any purchase orders, including exchanges, limit the amount, modify or discontinue the exchange privilege, or charge a fee to any investor we believe has a history of abusive trading or whose trading, in our judgement has been disruptive to the Fund. For example, we may exercise these rights if exchanges are too numerous or too large.


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15p   --   AXP MID CAP VALUE FUND   --   2003 PROSPECTUS

Other exchange policies:

o    Exchanges must be made into the same class of shares of the new fund.

o If your exchange creates a new account, it must satisfy the minimum investment amount for new purchases.

o    Once we receive your exchange request, you cannot cancel it.

o Shares of the new fund may not be used on the same day for another exchange.


o If your shares are pledged as collateral, the exchange will be delayed until written approval is received from the secured party.


Selling Shares


You may sell your shares at any time. The payment will be mailed within seven days after your request is received in good order.

When you sell shares, the amount you receive may be more or less than the amount you invested. Your sale price will be the next NAV calculated after your request is received in good order by the Fund, minus any applicable CDSC.

You can change your mind after requesting a sale and use all or part of the proceeds to purchase new shares in the same account from which you sold. If you reinvest in Class A, you will purchase the new shares at NAV rather than the offering price on the date of a new purchase. If you reinvest in Class B or Class C, any CDSC you paid on the amount you are reinvesting also will be reinvested. To take advantage of this option, send a written request within 90 days of the date your sale request was received and include your account number. This privilege may be limited or withdrawn at any time and use of this option may have tax consequences.


The Fund reserves the right to redeem in kind.

For more details and a description of other sales policies, please see the SAI.


To sell or exchange shares held with entities other than the Distributor, please consult your selling agent. The following section explains how you can exchange or sell shares held with the Distributor.

If you decide to sell your shares within 30 days of a telephoned-in address change, a written request is required.

Important: If you request a sale of shares you recently purchased by a check or money order that is not guaranteed, the Fund will wait for your check to clear. It may take up to 10 days from the date of purchase before payment is made. Payment may be made earlier if your bank provides evidence satisfactory to the Fund and the Distributor that your check has cleared.


--------------------------------------------------------------------------------
16p   --   AXP MID CAP VALUE FUND   --   2003 PROSPECTUS

Ways to request an exchange or sale of shares

By regular or express mail

American Express Funds
70100 AXP Financial Center
Minneapolis, MN 55474

Include in your letter:

o    your account number

o    the name of the fund(s)

o    the class of shares to be exchanged or sold

o    your Social Security number or Employer Identification number

o    the dollar amount or number of shares you want to exchange or sell

o    specific instructions regarding delivery or exchange destination

o signature(s) of registered account owner(s) (All signatures may be required. Contact your financial advisor for more information.)

o    delivery instructions, if applicable

o    any paper certificates of shares you hold

Payment will be mailed to the address of record and made payable to the names listed on the account, unless your request specifies differently and is signed by all owners.

The express mail delivery charges you pay will vary depending on domestic or international delivery instructions.

By telephone

(800) 872-4377 for brokerage accounts

(800) 437-3133 for direct at fund accounts

(800) 967-4377 for wrap accounts

o The Fund and the Distributor will use reasonable procedures to confirm authenticity of telephone exchange or sale requests.

o Telephone exchange and sale privileges automatically apply to all accounts except custodial, corporate or qualified retirement accounts. You may request that these privileges NOT apply by writing the Distributor. Each registered owner must sign the request.

o Acting on your instructions, your financial advisor may conduct telephone transactions on your behalf.

o    Telephone privileges may be modified or discontinued at any time.

Minimum sale amount:       $100

Maximum sale amount:       $100,000


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17p   --   AXP MID CAP VALUE FUND   --   2003 PROSPECTUS

By wire

You can wire money from your account to your bank account. Contact your financial advisor or the Distributor at the above numbers for additional information.

o    Minimum amount: $1,000

o    Pre-authorization is required.

o    A service fee may be charged against your account for each wire sent.

By scheduled payout plan

o    Minimum payment: $100*.

o Contact your financial advisor or the Distributor to set up regular payments.

o Purchasing new shares while under a payout plan may be disadvantageous because of the sales charges.

* Minimum is $50 in a direct at fund account.

Electronic transactions

The ability to initiate transactions via the internet may be unavailable or delayed at certain times (for example, during periods of unusual market activity). The Fund and the Distributor are not responsible for any losses associated with unexecuted transactions. In addition, the Fund and the Distributor are not responsible for any losses resulting from unauthorized transactions if reasonable security measures are followed to validate the investor's identity. The Fund may modify or discontinue electronic privileges at any time.


Distributions and Taxes

As a shareholder you are entitled to your share of the Fund's net income and net gains. The Fund distributes dividends and capital gains to qualify as a regulated investment company and to avoid paying corporate income and excise taxes.

DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS


The Fund's net investment income is distributed to you as dividends. Dividends may be composed of qualifying dividend income, which is eligible for preferential tax rates under current tax law, as well as other ordinary dividend income, which may include non-qualifying dividends, interest income and short-term capital gains. Capital gains are realized when a security is sold for a higher price than was paid for it. Each realized capital gain or loss is long-term or short-term depending on the length of time the Fund held the security. Realized capital gains and losses offset each other. The Fund offsets any net realized capital gains by any available capital loss carryovers. Net short-term capital gains are included in net investment income. Net realized long-term capital gains, if any, are distributed by the end of the calendar year as capital gain distributions.


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18p   --   AXP MID CAP VALUE FUND   --   2003 PROSPECTUS

REINVESTMENTS

Dividends and capital gain distributions are automatically reinvested in additional shares in the same class of the Fund, unless:

o    you request distributions in cash, or

o you direct the Fund to invest your distributions in the same class of any publicly offered American Express mutual fund for which you have previously opened an account.

We reinvest the distributions for you at the next calculated NAV after the distribution is paid.

If you choose cash distributions, you will receive cash only for distributions declared after your request has been processed.

TAXES

Distributions are subject to federal income tax and may be subject to state and local taxes in the year they are declared. You must report distributions on your tax returns, even if they are reinvested in additional shares.

If you buy shares shortly before the record date of a distribution, you may pay taxes on money earned by the Fund before you were a shareholder. You will pay the full pre-distribution price for the shares, then receive a portion of your investment back as a distribution, which may be taxable.

For tax purposes, an exchange is considered a sale and purchase, and may result in a gain or loss. A sale is a taxable transaction. If you sell shares for less than their cost, the difference is a capital loss. If you sell shares for more than their cost, the difference is a capital gain. Your gain may be short term (for shares held for one year or less) or long term (for shares held for more than one year).

If you buy Class A shares and within 91 days exchange into another fund, you may not include the sales charge in your calculation of tax gain or loss on the sale of the first fund you purchased. The sales charge may be included in the calculation of your tax gain or loss on a subsequent sale of the second fund you purchased.

Selling shares held in an IRA or qualified retirement account may subject you to federal taxes, penalties and reporting requirements. Please consult your tax advisor.

Important: This information is a brief and selective summary of some of the tax rules that apply to this Fund. Because tax matters are highly individual and complex, you should consult a qualified tax advisor.

--------------------------------------------------------------------------------
19p   --   AXP MID CAP VALUE FUND   --   2003 PROSPECTUS

Financial Highlights


The financial highlights tables are intended to help you understand the Fund's financial performance. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by KPMG LLP, whose report, along with the Fund's financial statements, is included in the annual report which, if not included with this prospectus, is available upon request.

Class A
Per share income and capital changes(a)
Fiscal period ended Sept. 30,                                         2003             2002(b)
Net asset value, beginning of period                                 $4.01            $ 5.10
Income from investment operations:
Net investment income (loss)                                           .02               .01
Net gains (losses) (both realized and unrealized)                     1.22             (1.10)
Total from investment operations                                      1.24             (1.09)
Less distributions:
Dividends from net investment income                                  (.02)               --
Net asset value, end of period                                       $5.23            $ 4.01

Ratios/supplemental data
Net assets, end of period (in millions)                               $111               $54
Ratio of expenses to average daily net assets(c),(e)                 1.38%             1.38%(d)
Ratio of net investment income (loss) to average daily net assets     .67%              .86%(d)
Portfolio turnover rate (excluding short-term securities)              36%               18%
Total return(i)                                                     31.11%           (21.37%)(j)

Class B
Per share income and capital changes(a)
Fiscal period ended Sept. 30,                                         2003             2002(b)
Net asset value, beginning of period                                 $3.99            $ 5.10
Income from investment operations:
Net gains (losses) (both realized and unrealized)                     1.19             (1.11)
Net asset value, end of period                                       $5.18            $ 3.99

Ratios/supplemental data
Net assets, end of period (in millions)                                $57               $30
Ratio of expenses to average daily net assets(c),(f)                 2.14%             2.15%(d)
Ratio of net investment income (loss) to average daily net assets    (.09%)             .10%(d)
Portfolio turnover rate (excluding short-term securities)              36%               18%
Total return(i)                                                     29.95%           (21.76%)(j)

See accompanying notes to financial highlights.


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20p   --   AXP MID CAP VALUE FUND   --   2003 PROSPECTUS

Class C
Per share income and capital changes(a)
Fiscal period ended Sept. 30,                                         2003             2002(b)
Net asset value, beginning of period                                 $3.99            $ 5.10
Income from investment operations:
Net investment income (loss)                                           .01                --
Net gains (losses) (both realized and unrealized)                     1.20             (1.11)
Total from investment operations                                      1.21             (1.11)
Less distributions:
Dividends from net investment income                                  (.01)               --
Net asset value, end of period                                       $5.19            $ 3.99

Ratios/supplemental data
Net assets, end of period (in millions)                                 $3                $2
Ratio of expenses to average daily net assets(c),(g)                 2.15%             2.15%(d)
Ratio of net investment income (loss) to average daily net assets    (.09%)             .12%(d)
Portfolio turnover rate (excluding short-term securities)              36%               18%
Total return(i)                                                     30.25%           (21.76%)(j)

Class Y
Per share income and capital changes(a)
Fiscal period ended Sept. 30,                                         2003             2002(b)
Net asset value, beginning of period                                 $4.01            $ 5.10
Income from investment operations:
Net investment income (loss)                                           .03               .01
Net gains (losses) (both realized and unrealized)                     1.23             (1.10)
Total from investment operations                                      1.26             (1.09)
Less distributions:
Dividends from net investment income                                  (.02)               --
Net asset value, end of period                                       $5.25            $ 4.01

Ratios/supplemental data
Net assets, end of period (in millions)                                $--               $--
Ratio of expenses to average daily net assets(c),(h)                 1.17%             1.18%(d)
Ratio of net investment income (loss) to average daily net assets     .85%              .94%(d)
Portfolio turnover rate (excluding short-term securities)              36%               18%
Total return(i)                                                     31.57%           (21.37%)(j)

See accompanying notes to financial highlights.


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21p   --   AXP MID CAP VALUE FUND   --   2003 PROSPECTUS

Notes to financial highlights

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from Feb. 14, 2002 (when shares became publicly available) to Sept. 30, 2002.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d)  Adjusted to an annual basis.

(e) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses for Class A would have been 1.45% and 1.96% for the periods ended Sept. 30, 2003 and 2002, respectively.

(f) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses for Class B would have been 2.21% and 2.72% for the periods ended Sept. 30, 2003 and 2002, respectively.

(g) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses for Class C would have been 2.21% and 2.72% for the periods ended Sept. 30, 2003 and 2002, respectively.

(h) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses for Class Y would have been 1.27% and 1.78% for the periods ended Sept. 30, 2003 and 2002, respectively.

(i)  Total return does not reflect payment of a sales charge.

(j)  Not annualized.


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22p   --   AXP MID CAP VALUE FUND   --   2003 PROSPECTUS

This Fund, along with the other American Express mutual funds, is distributed by American Express Financial Advisors Inc. and can be purchased from an American Express financial advisor or from other authorized broker-dealers or third parties. The Funds can be found under the "Amer Express" banner in most mutual fund quotations.

Additional information about the Fund and its investments is available in the Fund's Statement of Additional Information (SAI), annual and semiannual reports to shareholders. In the Fund's annual report, you will find a discussion of market conditions and investment strategies that significantly affected the Fund during its last fiscal year. The SAI is incorporated by reference in this prospectus. For a free copy of the SAI, the annual report or the semiannual report, contact your selling agent or American Express Client Service Corporation.

American Express Funds
70100 AXP Financial Center
Minneapolis, MN 55474
(800) 862-7919
TTY: (800) 846-4852
Web site address:


americanexpress.com/funds


You may review and copy information about the Fund, including the SAI, at the Securities and Exchange Commission's (Commission) Public Reference Room in Washington, D.C. (for information about the public reference room call 1-202-942-8090). Reports and other information about the Fund are available on the EDGAR Database on the Commission's Internet site at (http://www.sec.gov). Copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing to the Public Reference Section of the Commission, Washington, D.C. 20549-0102.

Investment Company Act File #811-54

Ticker Symbol
Class A: AMVAX    Class B:AMVBX
Class C: --       Class Y:--

--------------------------------------------------------------------------------
(logo)
AMERICAN
   EXPRESS
(R)
--------------------------------------------------------------------------------

American Express Funds
70100 AXP Financial Center
Minneapolis, MN 55474


                                                             S-6241-99 D (11/03)

                            AXP(R) Mid Cap Value Fund
                   Supplement to the Nov. 28, 2003 Prospectus

This supplement describes the Fund's Class I shares and it supplements certain information in the Fund's prospectus dated Nov. 28, 2003. The caption headings used in this Supplement correspond with the caption headings used in the prospectus.

You may purchase Class I shares only if you are an eligible investor, as described under the caption "Buying and Selling Shares" below.

PAST PERFORMANCE

Class I is new as of the date of this supplement and therefore performance information is not available. The performance table is intended to indicate some of the risks of investing in the Fund by showing changes in the Fund's performance over time. Please note that you will find performance returns, after the deduction of certain taxes, for Class A shares of the Fund, together with returns of one or more broad measures of market performance, in the performance table of the prospectus.

Past performance for Class I for the period prior to the date the class began operations may be calculated based on the performance of Class A, adjusted to reflect differences in sales charges, although not for other differences in expenses. The use of blended performance generally results in lower performance than Class I shares would have experienced had they been offered for the entire period.

FEES AND EXPENSES

Fund investors pay various expenses. The table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The table is supplemented as follows:

Shareholder Fees (fees paid directly from your investment)
                                                              Class I
Maximum sales charge (load) imposed on purchases
(as a percentage of offering price)                            none
Maximum deferred sales charge (load) imposed on sales
(as a percentage of offering price at time of purchase)        none

Annual Fund operating expenses(a) (expenses that are deducted from Fund assets)
As a percentage of average daily net assets:                Class I
Management fees                                             0.70 %
Distribution (12b-1) fees                                   0.00 %
Other expenses(b)                                           0.07 %
Total                                                       0.77 %

(a)  Other expenses are based on estimated amounts for the current fiscal year.

(b) Other expenses include an administrative services fee and other nonadvisory expenses.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The table is supplemented as follows:
                            1 year                3 years
Class I                       $79                  $245

BUYING AND SELLING SHARES
The description of Investment Options is supplemented as follows:

If you are an eligible investor, you may purchase Class I shares at net asset value without an initial sales charge or CDSC on redemption. Class I shares do not have annual distribution and service fees, and do not convert to any other class of shares.

The following eligible investors may purchase Class I shares:

o Any fund distributed by AEFA, if the fund seeks to achieve its investment objective by investing primarily in shares of the Fund and other American Express Funds.

The discussion of buying and selling shares is supplemented as follows:

You may purchase, redeem or exchange Class I shares only through AEFA (see the back cover of the prospectus for address and telephone number). You may exchange your Class I shares only for Class I shares of another American Express Fund.

AXP(R)
      Mutual

AXP Mutual seeks to provide shareholders with a balance of growth of capital and current income.

Prospectus


Nov. 28, 2003


Please note that this Fund:

o  is not a bank deposit

o  is not federally insured

o  is not endorsed by any bank or government agency

o  is not guaranteed to achieve its goal

Like all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

--------------------------------------------------------------------------------
(logo)                                                                  (logo)
American                                                                AMERICAN
   Express(R)                                                            EXPRESS
 Funds                                                                  (R)
--------------------------------------------------------------------------------

Table of Contents

TAKE A CLOSER LOOK AT:

The Fund                                                            3p

Goal                                                                3p

Principal Investment Strategies                                     3p

Principal Risks                                                     5p

Past Performance                                                    6p

Fees and Expenses                                                   9p

Investment Manager                                                 10p

Other Securities and  Investment Strategies                        11p

Buying and Selling Shares                                          12p

Valuing Fund Shares                                                12p

Investment Options                                                 12p

Purchasing Shares                                                  14p


Transactions Through Third Parties                                 16p

Sales Charges                                                      16p

Exchanging/Selling Shares                                          19p

Distributions and Taxes                                            22p

Master/Feeder Structure                                            24p

Financial Highlights                                               25p


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2p   --   AXP MUTUAL   --   2003 PROSPECTUS

The Fund

GOAL

AXP Mutual (the Fund) seeks to provide shareholders with a balance of growth of capital and current income. Because any investment involves risk, achieving this goal cannot be guaranteed.

The Fund seeks to achieve its goal by investing all of its assets in a master portfolio rather than by directly investing in and managing its own portfolio of securities. The master portfolio has the same goal and investment policies as the Fund.

PRINCIPAL INVESTMENT STRATEGIES


The Fund's assets are primarily invested in a combination of common stocks and senior securities (preferred stocks and debt obligations). The Fund will invest
(1) no more than 65% of its total assets in common stocks, (2) at least 35% of its total assets in senior securities, convertible securities, derivative instruments and money market instruments, and (3) at least 25% of its total assets in debt securities and convertible securities. The Fund will utilize derivative instruments (such as futures, options and forward contracts) and when-issued securities to produce incremental earnings, to hedge existing positions and to increase flexibility. The Fund's potential losses from the use of these instruments could extend beyond its initial investment.


In pursuit of the Fund's goal, American Express Financial Corporation (AEFC), the Fund's investment manager, chooses equity investments by:


o Focusing on large companies that are attractively valued relative to history, peers or the market overall (by using such measures as price-to-earnings, price-to-book, price-to-cash flow and price-to-sales).


o    Selecting companies it believes are positioned to benefit from:

     o   anticipated industry changes or current dynamics,

     o   competitive market position,

     o   improving financial performance,

     o   anticipated earnings growth, or

     o   future valuation increases.

--------------------------------------------------------------------------------
3p   --   AXP MUTUAL   --   2003 PROSPECTUS

AEFC chooses debt obligations by:

o Selecting high quality companies that offer long-term growth based upon a combination of current valuation, anticipated earnings growth, sustainable competitive positioning and industry dynamics.

o Investing more heavily in certain sectors (i.e., corporate bonds, government obligations and mortgage-backed securities) based on AEFC's:

     o    expectations for interest rates, and

     o    expectations for economic trends.

o Identifying securities that are expected to outperform other securities. In this analysis, AEFC will take risk factors into account (for example, whether money has been set aside to cover the cost of principal and interest payments).

o Focusing on bonds that are investment-grade although the Fund may invest up to 5% below investment grade.

o    Identifying obligations that contribute to portfolio diversification.

In evaluating whether to sell a security, AEFC considers, among other factors, whether:

     o    The  security  is  overvalued   when   compared  to  other   potential
          investments.

     o    The interest rate or economic outlook changes.

     o    The security has reached AEFC's price objective.

     o    AEFC identifies a more attractive opportunity.

     o    The company has met AEFC's earnings and/or growth expectations.

     o The issuer's credit quality declines or AEFC expects a decline (the Fund may continue to own securities that are down-graded until AEFC believes it is advantageous to sell).

     o The company or the security continues to meet the other standards described above.


Unusual Market Conditions

During unusual market conditions, the Fund may invest more of its assets in money market securities. Although the Fund primarily will invest in these securities to avoid losses, this type of investing also could prevent the Fund from achieving its investment objectives. During these times, AEFC may make frequent securities trades that could result in increased fees, expenses, and taxes.


--------------------------------------------------------------------------------
4p   --   AXP MUTUAL   --   2003 PROSPECTUS

PRINCIPAL RISKS

Please remember that with any mutual fund investment you may lose money. Principal risks associated with an investment in the Fund include:

     Market Risk

     Interest Rate Risk

     Sector/Concentration Risk

     Credit Risk

     Issuer Risk

     Call/Prepayment Risk

     Liquidity Risk

     Style Risk

Market Risk

The market may drop and you may lose money. Market risk may affect a single issuer, sector of the economy, industry, or the market as a whole. The market value of all securities may move up and down, sometimes rapidly and unpredictably.

Interest Rate Risk


The risk of losses attributable to changes in interest rates. This term is generally associated with bond prices (when interest rates rise, bond prices fall). In general, the longer the maturity of a bond, the greater its sensitivity to changes in interest rates.


Sector/Concentration Risk

Investments that are concentrated in a particular issuer, geographic region, or sector will be more susceptible to changes in price (the more you diversify, the more you spread risk).

Credit Risk

The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation (such as payments due on a bond or a note). The price of junk bonds may react more to the ability of the issuing company to pay interest and principal when due than to changes in interest rates. Junk bonds have greater price fluctuations and are more likely to experience a default than investment grade bonds.

Issuer Risk

The risk that an issuer, or the value of its stocks or bonds, will perform poorly. Poor performance may be caused by poor management decisions, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortages, corporate restructurings, fraudulent disclosures or other factors.

Call/Prepayment Risk

The risk that a bond or other security might be called (or otherwise converted, prepaid, or redeemed) before maturity. This type of risk is closely related to reinvestment risk, which is the risk that an investor will not be able to reinvest income or principal at the same rate it currently is earning.

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5p   --   AXP MUTUAL   --   2003 PROSPECTUS

Liquidity Risk

Securities may be difficult or impossible to sell at the time that the Fund would like. The Fund may have to lower the selling price, sell other investments, or forego an investment opportunity.

Style Risk

The Fund purchases stocks it believes are undervalued, but have potential for long-term growth and dividend income. These stocks will typically trade at a discount to the market. Growth cannot be guaranteed and the markets may not be willing to reevaluate out-of-favor stocks.

PAST PERFORMANCE

The following bar chart and table indicate the risks and variability of investing in the Fund by showing:

o how the Fund's performance has varied for each full calendar year shown on the chart below, and

o    how the Fund's average annual total returns compare to recognized indexes.

How the Fund has performed in the past does not indicate how the Fund will perform in the future.

(bar chart)
                               CLASS A PERFORMANCE
                            (based on calendar years)
 25%                  +24.97%

 20%
                                     +18.78%
 15%  +14.35%
                             +13.56%
 10%                                         +9.38%
                                                    +7.36%
  5%

  0%
              -2.88%
 -5%

-10%                                                       -11.03%
                                                                         -12.70%
-15%                                                                    -15.34%

-20%

       1993    1994    1995   1996    1997    1998   1999   2000   2001  2002


During the period shown in the bar chart, the highest return for a calendar quarter was +10.26% (quarter ending December 1998) and the lowest return for a calendar quarter was -12.95% (quarter ending September 2001).

The 5.75% sales charge applicable to Class A shares of the Fund is not reflected in the bar chart; if reflected, returns would be lower than those shown. The performance of Class B, Class C and Class Y may vary from that shown above because of differences in expenses.

The Fund's Class A year to date return as of Sept. 30, 2003 was +10.36%.


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6p   --   AXP MUTUAL   --   2003 PROSPECTUS

Average Annual Total Returns (as of Dec. 31, 2002)
                                                                                        Since               Since
                                                  1 year     5 years   10 years    inception (B&Y)      inception (C)
Mutual:
   Class A
     Return before taxes                          -20.21%    -6.16%     +3.13%           N/A                 N/A
     Return after taxes on distributions          -20.97%    -7.80%     +0.30%           N/A                 N/A
     Return after taxes on distributions
     and sale of fund shares                      -12.39%    -4.98%     +1.49%           N/A                 N/A
   Class B
     Return before taxes                          -19.23%    -5.91%       N/A         +1.91%(a)              N/A
   Class C
     Return before taxes                          -15.95%      N/A        N/A            N/A             -14.88%(c)
   Class Y
     Return before taxes                          -15.10%    -4.91%       N/A         +2.84%(a)              N/A
S&P 500 Index                                     -22.10%    -0.59%     +9.34%        +9.33%(b)          -17.06%(d)
Lehman Brothers Aggregate Bond Index              +10.25%    +7.55%     +7.51%        +8.22%(b)          +10.50%(d)
Lipper Balanced Funds Index                       -10.69%    +2.10%     +7.53%        +7.70%(b)           -5.43%(d)


(a) Inception date was March 20, 1995.

(b) Measurement period started April 1, 1995.

(c) Inception date was June 26, 2000.

(d) Measurement period started July 1, 2000.

Before-Tax Returns

This table shows total returns from hypothetical investments in Class A, Class B, Class C and Class Y shares of the Fund. These returns are compared to the indexes shown for the same periods. The performance of different classes varies because of differences in sales charges and fees. Past performance for Class Y for the periods prior to March 20, 1995 may be calculated based on the performance of Class A, adjusted to reflect differences in sales charges, although not for other differences in expenses.

After-Tax Returns

After-tax returns are shown only for Class A shares. After-tax returns for the other classes will vary. After-tax returns are calculated using the highest historical individual federal marginal income tax rate and do not reflect the impact of state and local taxes. Actual after-tax returns will depend on your tax situation and most likely will differ from the returns shown in the table. If you hold your shares in a tax-deferred account, such as a 401(k) plan or an IRA, the after-tax returns do not apply to you since you will not incur taxes until you begin to withdraw from your account.

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


The Return After Taxes on Distributions for a period may be the same as the Return Before Taxes for the same period if there are no distributions or if the distributions are small. The Return After Taxes on Distributions and Sale of Fund Shares for a period may be greater than the Return Before Taxes for the same period if there was a tax loss realized on sale of Fund shares. The benefit of the tax loss (since it can be used to offset other gains) may result in a higher return.


For purposes of this calculation we assumed:

o    the maximum sales charge for Class A shares,

o sales at the end of the period and deduction of the applicable contingent deferred sales charge (CDSC) for Class B shares,

o    no sales charge for Class C shares,

o    no sales charge for Class Y shares, and

o no adjustments for taxes paid by an investor on the reinvested income and capital gains.

Standard & Poor's 500 Index (S&P 500 Index), an unmanaged index of common stocks, is frequently used as a general measure of market performance. The index reflects reinvestment of all distributions and changes in market prices, but excludes brokerage commissions or other fees. However, the S&P 500 companies may be generally larger than those in which the Fund invests.

The Lehman Brothers Aggregate Bond Index, an unmanaged index, is made up of a representative list of government, corporate, asset-backed and mortgage-backed securities. The index is frequently used as a general measure of bond market performance. The index reflects reinvestment of all distributions and changes in market prices, but excludes brokerage commissions or other fees. However, the securities used to create the index may not be representative of the bonds held in the Fund.

The Lipper Balanced Funds Index, published by Lipper Inc., includes the 30 largest funds that are generally similar to the Fund, although some funds in the index may have somewhat different investment policies or objectives.

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8p   --   AXP MUTUAL   --   2003 PROSPECTUS

FEES AND EXPENSES

Fund investors pay various expenses. The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)
                                                           Class A    Class B   Class C    Class Y
Maximum sales charge (load) imposed on purchases(a)
(as a percentage of offering price)                       5.75%(b)     none      none       none

Maximum deferred sales charge (load) imposed on sales
(as a percentage of offering price at time of purchase)     none        5%       1%(c)      none

Annual Fund operating expenses(d) (expenses that are deducted from Fund assets)


As a percentage of average daily net assets:   Class A  Class B Class C  Class Y
Management fees(e)                              0.47%    0.47%   0.47%    0.47%
Distribution (12b-1) fees                       0.25%    1.00%   1.00%    0.00%
Other expenses(f)                               0.27%    0.30%   0.32%    0.36%
Total                                           0.99%    1.77%   1.79%    0.83%


(a) This charge may be reduced depending on the value of your total investments in American Express mutual funds. See "Sales Charges."


(b) For Class A purchases over $1,000,000 on which no sales charge is assessed, a 1% sales charge applies if you sell your shares less than one year after purchase.


(c) For Class C purchases, a 1% sales charge applies if you sell your shares less than one year after purchase.

(d) Both in this table and the following example fund operating expenses include expenses charged by both the Fund and its Master Portfolio as described under "Management."


(e) Includes the impact of a performance incentive adjustment fee that decreased the management fee by 0.05% for the most recent fiscal year.

(f) Other expenses include an administrative services fee, a shareholder services fee for Class Y, a transfer agency fee and other nonadvisory expenses. Effective May 2003, the Fund's transfer agency fee increased. The percentages above reflect the increase.


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9p   --   AXP MUTUAL   --   2003 PROSPECTUS

Examples

These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

Assume you invest $10,000 and the Fund earns a 5% annual return each year. The operating expenses remain the same each year. You would pay the following expenses if you redeem all of your shares at the end of the time periods indicated:

                                 1 year      3 years    5 years    10 years
Class A(a)                        $670        $872      $1,091      $1,723
Class B                           $580        $857      $1,060      $1,882(b)
Class C                           $182        $564      $  971      $2,110
Class Y                           $ 85        $265      $  461      $1,029


(a)  Includes a 5.75% sales charge.


(b) Based on conversion of Class B shares to Class A shares in the ninth year of ownership.

You would pay the following expenses if you did not redeem your shares:

                                 1 year      3 years    5 years    10 years
Class A(a)                        $670        $872      $1,091      $1,723
Class B                           $180        $557      $  960      $1,882(b)
Class C                           $182        $564      $  971      $2,110
Class Y                           $ 85        $265      $  461      $1,029

(a)  Includes a 5.75% sales charge.

(b) Based on conversion of Class B shares to Class A shares in the ninth year of ownership.

These examples do not represent actual expenses, past or future. Actual expenses may be higher or lower than those shown.


INVESTMENT MANAGER

The Fund's assets are invested in Balanced Portfolio (the Portfolio), which is managed by AEFC.


Robert Ewing, CFA, Portfolio Manager

o    Managed the equity portion of the Portfolio since April 2002.

o    Joined AEFC in 2002.

o    Prior to that, Analyst and Portfolio Manager, Fidelity Investments.

o    Began investment career in 1988.

o    BS, Boston College Carroll School of Management -- Honors Program.



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10p   --   AXP MUTUAL   --   2003 PROSPECTUS

The team that manages the fixed income portion of the Fund's portfolio is led by:

Tom Murphy, CFA, Portfolio Manager

o    Managed the Portfolio since Feb. 2003.

o    Leader of the investment grade corporate bond sector team.

o    Joined AEFC in 2002.

o Prior to that, Managing Director and Portfolio Manager, BlackRock Financial Management, in 2002. Prior to that, various positions at Zurich Scudder from 1992 to 2002.

o    Began investment career in 1986.

o    MBA, University of Michigan.

AEFC's investment professionals who manage fixed income funds are organized into teams. Each team specializes in a particular sector of the fixed income market.

The Portfolio pays AEFC a fee for managing its assets. The Fund pays its proportionate share of the fee. Under the Investment Management Services Agreement, the fee for the most recent fiscal year was 0.47% of the Portfolio's average daily net assets, including an adjustment under the terms of a performance incentive arrangement. The maximum monthly adjustment (increase or decrease) will be 0.08% of the Portfolio's average net assets on an annual basis. Under the agreement, the Portfolio also pays taxes, brokerage commissions, and nonadvisory expenses. AEFC or an affiliate may make payments from its own resources, which include profits from management fees paid by the Portfolio, to compensate broker-dealers or other persons for providing distribution assistance. AEFC, located at 200 AXP Financial Center, Minneapolis, Minnesota 55474, is a wholly-owned subsidiary of American Express Company, a financial services company with headquarters at American Express Tower, World Financial Center, New York, New York 10285.


The Fund operates under an order from the Securities and Exchange Commission that permits AEFC, subject to the approval of the Board of Directors, to appoint a subadviser or change the terms of a subadvisory agreement for the Fund without first obtaining shareholder approval. The order permits the Fund to add or change unaffiliated subadvisers or the fees paid to subadvisers from time to time without the expense and delays associated with obtaining shareholder approval of the change.

OTHER SECURITIES AND INVESTMENT STRATEGIES

The Fund may invest in other securities and may employ other investment strategies that are not principal investment strategies. The Fund's policies permit investment in other instruments, such as foreign securities. Additionally, the Fund may use derivative instruments, such as futures, options, and forward contracts to produce incremental earnings, to hedge existing positions, and to increase flexibility. Even though the Fund's policies permit the use of derivatives in this manner, the portfolio manager is not required to use derivatives.

For more information on strategies and holdings, see the Fund's Statement of Additional Information (SAI) and its annual and semiannual reports.

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11p   --   AXP MUTUAL   --   2003 PROSPECTUS

Buying and Selling Shares

The public offering price for Class A shares of the Fund is the net asset value
(NAV) plus a sales charge, and for Class B, C, and Y shares, the NAV. In addition to buying and selling shares through the Fund's distributor, American Express Financial Advisors Inc., you may buy or sell shares through third parties, including 401(k) plans, banks, brokers, and investment advisers. Where authorized by the Fund, orders in good form are priced using the NAV next determined after your order is placed with the third party. If you buy or redeem shares through a third party, consult that firm to determine whether your order will be priced at the time it is placed with the third party or at the time it is placed with the Fund. The third party may charge a fee for its services.

VALUING FUND SHARES

The NAV is the value of a single share of the Fund. The NAV is determined by dividing the value of the Fund's assets, minus any liabilities, by the number of shares outstanding. AEFC calculates the NAV as of the close of business on the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time, on each day that the NYSE is open.

The Fund's securities are valued primarily on the basis of market quotations. However, securities will be valued at fair value if reliable quotations are not readily available. Securities also will be valued at fair value if their value has been materially affected by events after the close of the primary exchanges or markets on which they trade and before the NAV is calculated. This occurs most commonly with foreign securities, but may occur in other cases. The fair value of a security is likely to be different from the quoted or published price. Fair value procedures are approved by the Fund's Board of Directors. Certain short-term securities are valued at amortized cost. Foreign investments are valued in U.S. dollars.


INVESTMENT OPTIONS

1. Class A shares are sold to the public with a sales charge at the time of purchase and an annual distribution (12b-1) fee of 0.25%.

2. Class B shares are sold to the public with a contingent deferred sales charge (CDSC) and an annual distribution fee of 1.00%.

3. Class C shares are sold to the public without a sales charge at the time of purchase and with an annual distribution fee of 1.00% (may be subject to a CDSC).

4. Class Y shares are sold to qualifying institutional investors without a sales charge or distribution fee. Please see the SAI for information on eligibility to purchase Class Y shares.

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12p   --   AXP MUTUAL   --   2003 PROSPECTUS

Investment options summary


The Fund offers different classes of shares. There are differences among the fees and expenses for each class. Not everyone is eligible to buy every class. After determining which classes you are eligible to buy, decide which class best suits your needs. Your financial advisor can help you with this decision.


The following table shows the key features of each class:

                Class A            Class B        Class C         Class Y
--------------- ------------------ -------------- --------------- --------------
Availability    Available to       Available to   Available to    Limited to
                all investors.     all            all investors.  qualifying
                                   investors.                     institutional
                                                                  investors.
--------------- ------------------ -------------- --------------- --------------
Initial Sales   Yes. Payable       No. Entire     No. Entire      No. Entire
Charge          at time of         purchase       purchase        purchase price
                purchase.          price is       price is        is invested in
                Lower sales        invested in    invested in     shares of the
                charge for         shares of      shares of the   Fund.
                larger             the Fund.      Fund.
                investments.
--------------- ------------------ -------------- --------------- --------------

Deferred Sales  On purchases       Maximum 5%     1% CDSC         None.
Charge          over $1,000,000,   CDSC during    applies if
                1% CDSC            the first      you sell your
                applies if you     year           shares less
                sell your          decreasing     than one year
                shares less        to 0% after    after
                than one year      six years.     purchase.
                after purchase.

--------------- ------------------ -------------- --------------- --------------
Distribution    Yes.* 0.25%        Yes.* 1.00%    Yes.* 1.00%     Yes. 0.10%
and/or
Shareholder
Service Fee
--------------- ------------------ -------------- --------------- --------------
Conversion to   N/A                Yes,           No.             No.
Class A                            automatically
                                   in ninth
                                   calendar
                                   year of
                                   ownership.
--------------- ------------------ -------------- --------------- --------------

* The Fund has adopted a plan under Rule 12b-1 of the Investment Company Act of 1940 that allows it to pay distribution and servicing-related expenses for the sale of Class A, Class B and Class C shares. Because these fees are paid out of the Fund's assets on an on-going basis, the fees may cost long-term shareholders more than paying other types of sales charges imposed by some mutual funds.

Should you purchase Class A, Class B or Class C shares?

If your investments in American Express mutual funds total $250,000 or more, Class A shares may be the better option because the sales charge is reduced for larger purchases. If you qualify for a waiver of the sales charge, Class A shares will be the best option.

If you invest less than $250,000, consider how long you plan to hold your shares. Class B shares have a higher annual distribution fee than Class A shares and a CDSC for six years. Class B shares convert to Class A shares in the ninth calendar year of ownership. Class B shares purchased through reinvested dividends and distributions also will convert to Class A shares in the same proportion as the other Class B shares.

Class C shares also have a higher annual distribution fee than Class A shares. Class C shares have no sales charge if you hold the shares for one year or longer. Unlike Class B shares, Class C shares do not convert to Class A. As a result, you will pay a 1% distribution fee for as long as you hold Class C shares. If you choose a deferred sales charge option (Class B or Class C), generally you should consider Class B shares if you intend to hold your shares for more than six years. Consider Class C shares if you intend to hold your shares less than six years. To help you determine what investment is best for you, consult your financial advisor.

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13p   --   AXP MUTUAL   --   2003 PROSPECTUS

PURCHASING SHARES


To purchase shares through entities other than American Express Financial Advisors Inc. (the Distributor), please consult your selling agent. The following section explains how you can purchase shares from the Distributor.

If you do not have an existing American Express mutual fund account, you will need to establish a brokerage account. Your financial advisor will help you fill out and submit an application. Once your account is set up, you can choose among several convenient ways to invest.

When you purchase, your order will be priced at the next NAV calculated after your order is accepted by the Fund. If your application does not specify which class of shares you are purchasing, we will assume you are investing in Class A shares.


Important: When you open an account, you must provide your correct Taxpayer Identification Number (TIN), which is either your Social Security or Employer Identification number.

If you do not provide and certify the correct TIN, you could be subject to backup withholding of 28% of taxable distributions and proceeds from certain sales and exchanges. You also could be subject to further penalties, such as:

o    a $50 penalty for each failure to supply your correct TIN,

o a civil penalty of $500 if you make a false statement that results in no backup withholding, and

o    criminal penalties for falsifying information.

You also could be subject to backup withholding, if the IRS notifies us to do so, because you failed to report required interest or dividends on your tax return.

How to determine the correct TIN

For this type of account:                     Use the Social Security or
                                              Employer Identification number of:
--------------------------------------------- ----------------------------------
Individual or joint account                   The individual or one of the
                                              owners listed on the joint account
--------------------------------------------- ----------------------------------
Custodian account of a minor                  The minor
(Uniform Gifts/Transfers to Minors Act)
--------------------------------------------- ----------------------------------
A revocable living trust                      The grantor-trustee (the person
                                              who puts the money into the trust)
--------------------------------------------- ----------------------------------
An irrevocable trust, pension trust or        The legal entity (not the personal
estate                                        representative or trustee, unless
                                              no legal entity is designated in
                                              the account title)
--------------------------------------------- ----------------------------------
Sole proprietorship or single-owner LLC       The owner
--------------------------------------------- ----------------------------------
Partnership or multi-member LLC               The partnership
--------------------------------------------- ----------------------------------
Corporate or LLC electing corporate status    The corporation
on Form 8837
--------------------------------------------- ----------------------------------
Association, club or tax-exempt organization  The organization
--------------------------------------------- ----------------------------------

For details on TIN requirements, contact your financial advisor to obtain a copy of federal Form W-9, "Request for Taxpayer Identification Number and Certification." You also may obtain the form on the Internet at (www.irs.gov).

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14p   --   AXP MUTUAL   --   2003 PROSPECTUS

Methods of purchasing shares

By mail

Once your account has been established, send your check to:


American Express Funds
70200 AXP Financial Center
Minneapolis, MN 55474


Minimum amounts
Initial investment:                 $2,000*
Additional investments:             $500**
Account balances:                   $300
Qualified account balances:         none

If your Fund account balance falls below $300, you will be asked to increase it to $300 or establish a scheduled investment plan. If you do not do so within 30 days, your shares can be sold and the proceeds mailed to you.

*  $1,000 for tax qualified accounts.

** $100 minimum add-on for existing mutual fund accounts outside of a brokerage account (direct at fund accounts).


By scheduled investment plan


Minimum amounts
Initial investment:                 $2,000*
Additional investments:             $100**
Account balances:                   none (on a scheduled investment plan
                                    with monthly payments)

If your Fund account balance is below $2,000, you must make payments at least monthly.

*  $100 for direct at fund accounts.

** $50 minimum per payment for qualified accounts in a direct at fund account.

By wire or electronic funds transfer

Please contact your financial advisor or selling agent for specific instructions.

Minimum wire purchase amount: $1,000 or new account minimum, as applicable.

By telephone

If you have a brokerage account, you may use the money in your account to make initial and subsequent purchases.

To place your order, call:

(800) 872-4377 for brokerage accounts

(800) 967-4377 for wrap accounts


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15p   --   AXP MUTUAL   --   2003 PROSPECTUS

TRANSACTIONS THROUGH THIRD PARTIES

You may buy or sell shares through certain 401(k) plans, banks, broker-dealers, financial advisors or other investment professionals. These organizations may charge you a fee for this service and may have different policies. Some policy differences may include different minimum investment amounts, exchange privileges, fund choices and cutoff times for investments. The Fund and the Distributor are not responsible for the failure of one of these organizations to carry out its obligations to its customers. Some organizations may receive compensation from the Distributor or its affiliates for shareholder recordkeeping and similar services. Where authorized by the Fund, some organizations may designate selected agents to accept purchase or sale orders on the Fund's behalf. To buy or sell shares through third parties or to determine if there are policy differences, please consult your selling agent. For other pertinent information related to buying or selling shares, please refer to the appropriate section in the prospectus.


SALES CHARGES

Class A -- initial sales charge alternative

When you purchase Class A shares, you pay a sales charge as shown in the following table:


                                            Sales charge as percentage of:
Total market value        Public offering price*        Net amount invested
Up to $49,999                      5.75%                       6.10%
$50,000-$99,999                    4.75                        4.99
$100,000-$249,999                  3.50                        3.63
$250,000-$499,999                  2.50                        2.56
$500,000-$999,999                  2.00                        2.04
$1,000,000 or more                 0.00                        0.00

* Offering price includes the sales charge.


The sales charge on Class A shares may be lower than 5.75%, based on the combined market value of:

o    your current investment in this Fund,

o    your previous investment in this Fund, and


o investments you and your primary household group have made in other American Express mutual funds where you have paid a sales charge. (The primary household group consists of accounts in any ownership for spouses or domestic partners and their unmarried children under
     21. For purposes of this policy, domestic partners are individuals who maintain a shared primary residence and have joint property or other insurable interests.) AXP Tax-Free Money Fund and Class A shares of AXP Cash Management Fund do not have sales charges and are excluded from the total. If you or any member of your primary household group elects to split the primary household group into individual household groups (for example, by asking that account statements be sent to separate addresses), assets will no longer be combined for purposes of reducing the sales charge.


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16p   --   AXP MUTUAL   --   2003 PROSPECTUS

Other Class A sales charge policies

o IRA purchases or other employee benefit plan purchases made through a payroll deduction plan or through a plan sponsored by an employer, association of employers, employee organization or other similar group, may be added together to reduce sales charges for all shares purchased through that plan, and

o if you intend to invest more than $50,000 over a period of 13 months, you can reduce the sales charges in Class A by filing a letter of intent. If purchasing shares in a brokerage account or through a third party, you must request the reduced sales charge when you buy shares. For more details, please contact your financial advisor or see the SAI.

Waivers of the sales charge for Class A shares

Sales charges do not apply to:

o current or retired board members, officers or employees of the Fund or AEFC or its subsidiaries, their spouses or domestic partners, children and parents.

o current or retired American Express financial advisors, employees of financial advisors, their spouses or domestic partners, children and parents.

o registered representatives and other employees of brokers, dealers or other financial institutions having a sales agreement with the Distributor, including their spouses, domestic partners, children and parents.

o investors who have a business relationship with a newly associated financial advisor who joined the Distributor from another investment firm provided that (1) the purchase is made within six months of the advisor's appointment date with the Distributor, (2) the purchase is made with proceeds of shares sold that were sponsored by the financial advisor's previous broker-dealer, and
     (3) the proceeds are the result of a sale of an equal or greater value where a sales load was assessed.

o qualified employee benefit plans offering participants daily access to American Express mutual funds. Eligibility must be determined in advance. For assistance, please contact your financial advisor. Participants in certain qualified plans where the initial sales charge is waived may be subject to a deferred sales charge of up to 4%.


o shareholders who have at least $1 million in American Express mutual funds. If the investment is sold less than one year after purchase, a CDSC of 1% will be charged. During that year, the CDSC will be waived only in the circumstances described for waivers for Class B and Class C shares.

o purchases made within 90 days after a sale of American Express Fund shares (up to the amount sold). Send the Fund a written request along with your payment, indicating the account number, the date and the amount of the sale.


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17p   --   AXP MUTUAL   --   2003 PROSPECTUS

o    purchases made:

     o with dividend or capital gain distributions from this Fund or from the same class of another American Express mutual fund,

     o through or under a wrap fee product or other investment product sponsored by the Distributor or another authorized broker-dealer, investment advisor, bank or investment professional,

     o   within the University of Texas System ORP,

     o within a segregated separate account offered by Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company,

     o   within the University of Massachusetts After-Tax Savings
         Program, or

     o through or under a subsidiary of AEFC offering Personal Trust Services' Asset-Based pricing alternative.

o shareholders whose original purchase was in a Strategist fund merged into an American Express fund in 2000.

Class B and Class C -- contingent deferred sales charge (CDSC) alternative

For Class B, the CDSC is based on the sale amount and the number of calendar years -- including the year of purchase -- between purchase and sale. The following table shows how CDSC percentages on sales decline after a purchase:

If the sale is made during the:        The CDSC percentage rate is:
First year                                          5%
Second year                                         4%
Third year                                          4%
Fourth year                                         3%
Fifth year                                          2%
Sixth year                                          1%
Seventh year                                        0%

For Class C, a 1% CDSC is charged if you sell your shares less than one year after purchase.

For both Class B and Class C, if the amount you are selling causes the value of your investment to fall below the cost of the shares you have purchased, the CDSC is based on the lower of the cost of those shares purchased or market value. Because the CDSC is imposed only on sales that reduce your total purchase payments, you never have to pay a CDSC on any amount that represents appreciation in the value of your shares, income earned by your shares, or capital gains.

In addition, the CDSC on your sale, if any, will be based on your oldest purchase payment. The CDSC on the next amount sold will be based on the next oldest purchase payment.

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18p   --   AXP MUTUAL   --   2003 PROSPECTUS

Example

Assume you had invested $10,000 in Class B shares and that your investment had appreciated in value to $12,000 after 3 1/2 years, including reinvested dividends and capital gain distributions. You could sell up to $2,000 worth of shares without paying a CDSC ($12,000 current value less $10,000 purchase amount). If you sold $2,500 worth of shares, the CDSC would apply to the $500 representing part of your original purchase price. The CDSC rate would be 3% because the sale was made during the fourth year after the purchase.

Waivers of the sales charge for Class B and Class C shares

The CDSC will be waived on sales of shares:

o    in the event of the shareholder's death,

o    held in trust for an employee benefit plan, or

o held in IRAs or certain qualified plans if American Express Trust Company is the custodian, such as Keogh plans, tax-sheltered custodial accounts or corporate pension plans, provided that the shareholder is:

     o   at least 59 1/2 years old AND

     o taking a retirement distribution (if the sale is part of a transfer to an IRA or qualified plan, or a custodian-to-custodian transfer, the CDSC will not be waived) OR

     o selling under an approved substantially equal periodic payment arrangement.

EXCHANGING/SELLING SHARES

Exchanges


You may exchange your Fund shares at no charge for shares of the same class of any other publicly offered American Express mutual fund. Exchanges into AXP Tax-Free Money Fund may only be made from Class A shares. For complete information on the other fund, including fees and expenses, read that fund's prospectus carefully. Your exchange will be priced at the next NAV calculated after we receive your transaction request in good order.


The Fund does not permit market-timing. Do not invest in the Fund if you are a market timer.

Excessive trading (market-timing) or other abusive short-term trading practices may disrupt portfolio management strategies, harm performance and increase fund expenses.


To prevent abuse or adverse effects on the Fund and its shareholders, the Distributor and the Fund reserve the right to reject any purchase orders, including exchanges, limit the amount, modify or discontinue the exchange privilege, or charge a fee to any investor we believe has a history of abusive trading or whose trading, in our judgement has been disruptive to the Fund. For example, we may exercise these rights if exchanges are too numerous or too large.


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19p   --   AXP MUTUAL   --   2003 PROSPECTUS

Other exchange policies:

o    Exchanges must be made into the same class of shares of the new fund.

o If your exchange creates a new account, it must satisfy the minimum investment amount for new purchases.

o    Once we receive your exchange request, you cannot cancel it.

o Shares of the new fund may not be used on the same day for another exchange.


o If your shares are pledged as collateral, the exchange will be delayed until written approval is received from the secured party.


Selling Shares


You may sell your shares at any time. The payment will be mailed within seven days after your request is received in good order.

When you sell shares, the amount you receive may be more or less than the amount you invested. Your sale price will be the next NAV calculated after your request is received in good order by the Fund, minus any applicable CDSC.


You can change your mind after requesting a sale and use all or part of the proceeds to purchase new shares in the same account from which you sold. If you reinvest in Class A, you will purchase the new shares at NAV rather than the offering price on the date of a new purchase. If you reinvest in Class B or Class C, any CDSC you paid on the amount you are reinvesting also will be reinvested. To take advantage of this option, send a written request within 90 days of the date your sale request was received and include your account number. This privilege may be limited or withdrawn at any time and use of this option may have tax consequences.

The Fund reserves the right to redeem in kind.

For more details and a description of other sales policies, please see the SAI.


To sell or exchange shares held with entities other than the Distributor, please consult your selling agent. The following section explains how you can exchange or sell shares held with the Distributor.

If you decide to sell your shares within 30 days of a telephoned-in address change, a written request is required.

Important: If you request a sale of shares you recently purchased by a check or money order that is not guaranteed, the Fund will wait for your check to clear. It may take up to 10 days from the date of purchase before payment is made. Payment may be made earlier if your bank provides evidence satisfactory to the Fund and the Distributor that your check has cleared.


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20p   --   AXP MUTUAL   --   2003 PROSPECTUS

Ways to request an exchange or sale of shares

By regular or express mail

American Express Funds
70100 AXP Financial Center
Minneapolis, MN 55474

Include in your letter:

o    your account number

o    the name of the fund(s)

o    the class of shares to be exchanged or sold

o    your Social Security number or Employer Identification number

o    the dollar amount or number of shares you want to exchange or sell

o    specific instructions regarding delivery or exchange destination

o signature(s) of registered account owner(s) (All signatures may be required. Contact your financial advisor for more information.)

o    delivery instructions, if applicable

o    any paper certificates of shares you hold

Payment will be mailed to the address of record and made payable to the names listed on the account, unless your request specifies differently and is signed by all owners.

The express mail delivery charges you pay will vary depending on domestic or international delivery instructions.

By telephone

(800) 872-4377 for brokerage accounts

(800) 437-3133 for direct at fund accounts

(800) 967-4377 for wrap accounts

o The Fund and the Distributor will use reasonable procedures to confirm authenticity of telephone exchange or sale requests.

o Telephone exchange and sale privileges automatically apply to all accounts except custodial, corporate or qualified retirement accounts. You may request that these privileges NOT apply by writing the Distributor. Each registered owner must sign the request.

o Acting on your instructions, your financial advisor may conduct telephone transactions on your behalf.

o    Telephone privileges may be modified or discontinued at any time.

Minimum sale amount:       $100

Maximum sale amount:       $100,000


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


By wire

You can wire money from your account to your bank account. Contact your financial advisor or the Distributor at the above numbers for additional information.

o    Minimum amount: $1,000.

o    Pre-authorization is required.

o    A service fee may be charged against your account for each wire sent.

By scheduled payout plan

o    Minimum payment: $100*.

o Contact your financial advisor or the Distributor to set up regular payments.

o Purchasing new shares while under a payout plan may be disadvantageous because of the sales charges.

* Minimum is $50 in a direct at fund account.

Electronic transactions

The ability to initiate transactions via the internet may be unavailable or delayed at certain times (for example, during periods of unusual market activity). The Fund and the Distributor are not responsible for any losses associated with unexecuted transactions. In addition, the Fund and the Distributor are not responsible for any losses resulting from unauthorized transactions if reasonable security measures are followed to validate the investor's identity. The Fund may modify or discontinue electronic privileges at any time.


Distributions and Taxes

As a shareholder you are entitled to your share of the Fund's net income and net gains. The Fund distributes dividends and capital gains to qualify as a regulated investment company and to avoid paying corporate income and excise taxes.

DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS


The Fund's net investment income is distributed to you as dividends. Dividends may be composed of qualifying dividend income, which is eligible for preferential tax rates under current tax law, as well as other ordinary dividend income, which may include non-qualifying dividends, interest income and short-term capital gains. Capital gains are realized when a security is sold for a higher price than was paid for it. Each realized capital gain or loss is long-term or short-term depending on the length of time the Fund held the security. Realized capital gains and losses offset each other. The Fund offsets any net realized capital gains by any available capital loss carryovers. Net short-term capital gains are included in net investment income. Net realized long-term capital gains, if any, are distributed by the end of the calendar year as capital gain distributions.


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22p   --   AXP MUTUAL   --   2003 PROSPECTUS

REINVESTMENTS

Dividends and capital gain distributions are automatically reinvested in additional shares in the same class of the Fund, unless:

o    you request distributions in cash, or

o you direct the Fund to invest your distributions in the same class of any publicly offered American Express mutual fund for which you have previously opened an account.

We reinvest the distributions for you at the next calculated NAV after the distribution is paid.

If you choose cash distributions, you will receive cash only for distributions declared after your request has been processed.

TAXES

Distributions are subject to federal income tax and may be subject to state and local taxes in the year they are declared. You must report distributions on your tax returns, even if they are reinvested in additional shares.

If you buy shares shortly before the record date of a distribution, you may pay taxes on money earned by the Fund before you were a shareholder. You will pay the full pre-distribution price for the shares, then receive a portion of your investment back as a distribution, which may be taxable.

For tax purposes, an exchange is considered a sale and purchase, and may result in a gain or loss. A sale is a taxable transaction. If you sell shares for less than their cost, the difference is a capital loss. If you sell shares for more than their cost, the difference is a capital gain. Your gain may be short term (for shares held for one year or less) or long term (for shares held for more than one year).

If you buy Class A shares and within 91 days exchange into another fund, you may not include the sales charge in your calculation of tax gain or loss on the sale of the first fund you purchased. The sales charge may be included in the calculation of your tax gain or loss on a subsequent sale of the second fund you purchased.

Selling shares held in an IRA or qualified retirement account may subject you to federal taxes, penalties and reporting requirements. Please consult your tax advisor.

Important: This information is a brief and selective summary of some of the tax rules that apply to this Fund. Because tax matters are highly individual and complex, you should consult a qualified tax advisor.

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23p   --   AXP MUTUAL   --   2003 PROSPECTUS

Master/Feeder Structure

This Fund uses a master/feeder structure. This means that the Fund (a feeder fund) invests all of its assets in the Portfolio (the master fund). The master/feeder structure offers the potential for reduced costs because it spreads fixed costs of portfolio management over a larger pool of assets. The Fund may withdraw its assets from the Portfolio at any time if the Fund's board determines that it is best. In that event, the board would consider what action should be taken, including whether to hire an investment advisor to manage the Fund's assets directly or to invest all of the Fund's assets in another pooled investment entity. Here is an illustration of the structure:

                        Investors buy shares in the Fund

                      The Fund buys units in the Portfolio

          The Portfolio invests in securities, such as stocks or bonds

Other feeders may include mutual funds and institutional accounts. These feeders buy the Portfolio's securities on the same terms and conditions as the Fund and pay their proportionate share of the Portfolio's expenses. However, their operating costs and sales charges are different from those of the Fund. Therefore, the investment returns for other feeders are different from the returns of the Fund.

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24p   --   AXP MUTUAL   --   2003 PROSPECTUS

Financial Highlights


The financial highlights tables are intended to help you understand the Fund's financial performance. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by KPMG LLP, whose report, along with the Fund's financial statements, is included in the annual report which, if not included with this prospectus, is available upon request.

Class A
Per share income and capital changes(a)
Fiscal period ended Sept. 30,                                               2003      2002       2001     2000      1999
Net asset value, beginning of period                                       $7.40    $ 8.71     $12.21   $12.94    $13.29
Income from investment operations:
Net investment income (loss)                                                 .17       .20        .21      .32       .37
Net gains (losses) (both realized and unrealized)                           1.07     (1.31)     (3.49)     .17      1.15
Total from investment operations                                            1.24     (1.11)     (3.28)     .49      1.52
Less distributions:
Dividends from net investment income                                        (.17)     (.20)      (.22)    (.31)     (.36)
Distributions from realized gains                                             --        --         --     (.91)    (1.51)
Total distributions                                                         (.17)     (.20)      (.22)   (1.22)    (1.87)
Net asset value, end of period                                             $8.47    $ 7.40     $ 8.71   $12.21    $12.94

Ratios/supplemental data
Net assets, end of period (in millions)                                   $1,125    $1,115     $1,597   $2,628    $3,101
Ratio of expenses to average daily net assets(c)                            .99%      .93%       .87%     .88%      .83%
Ratio of net investment income (loss) to average daily net assets          2.05%     2.19%      1.96%    2.51%     2.68%
Portfolio turnover rate (excluding short-term securities)                   130%      267%       226%     180%      134%
Total return(e)                                                           16.80%   (13.05%)   (27.04%)   3.78%    11.72%

See accompanying notes to financial highlights.


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25p   --   AXP MUTUAL   --   2003 PROSPECTUS

Class B
Per share income and capital changes(a)
Fiscal period ended Sept. 30,                                               2003      2002       2001     2000      1999
Net asset value, beginning of period                                       $7.35    $ 8.65     $12.12   $12.86    $13.21
Income from investment operations:
Net investment income (loss)                                                 .10       .14        .13      .22       .27
Net gains (losses) (both realized and unrealized)                           1.06     (1.31)     (3.46)     .16      1.15
Total from investment operations                                            1.16     (1.17)     (3.33)     .38      1.42
Less distributions:
Dividends from net investment income                                        (.10)     (.13)      (.14)    (.21)     (.26)
Distributions from realized gains                                             --        --         --     (.91)    (1.51)
Total distributions                                                         (.10)     (.13)      (.14)   (1.12)    (1.77)
Net asset value, end of period                                             $8.41    $ 7.35     $ 8.65   $12.12    $12.86

Ratios/supplemental data
Net assets, end of period (in millions)                                     $139      $152       $235     $403      $459
Ratio of expenses to average daily net assets(c)                           1.77%     1.71%      1.64%    1.64%     1.53%
Ratio of net investment income (loss) to average daily net assets          1.28%     1.41%      1.19%    1.75%     1.98%
Portfolio turnover rate (excluding short-term securities)                   130%      267%       226%     180%      134%
Total return(e)                                                           15.89%   (13.72%)   (27.62%)   2.93%    10.93%

See accompanying notes to financial highlights.


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26p   --   AXP MUTUAL   --   2003 PROSPECTUS

Class C
Per share income and capital changes(a)
Fiscal period ended Sept. 30,                                               2003      2002       2001    2000(b)
Net asset value, beginning of period                                       $7.36    $ 8.67     $12.16   $12.09
Income from investment operations:
Net investment income (loss)                                                 .11       .13        .14      .08
Net gains (losses) (both realized and unrealized)                           1.05     (1.31)     (3.48)     .05
Total from investment operations                                            1.16     (1.18)     (3.34)     .13
Less distributions:
Dividends from net investment income                                        (.11)     (.13)      (.15)    (.06)
Net asset value, end of period                                             $8.41    $ 7.36     $ 8.67   $12.16

Ratios/supplemental data
Net assets, end of period (in millions)                                       $2        $1         $1      $--
Ratio of expenses to average daily net assets(c)                           1.79%     1.73%      1.64%    1.64%(d)
Ratio of net investment income (loss) to average daily net assets          1.21%     1.43%      1.20%    1.34%(d)
Portfolio turnover rate (excluding short-term securities)                   130%      267%       226%     180%
Total return(e)                                                           15.82%   (13.76%)   (27.58%)   1.05%(f)

See accompanying notes to financial highlights.


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27p   --   AXP MUTUAL   --   2003 PROSPECTUS

Class Y
Per share income and capital changes(a)
Fiscal period ended Sept. 30,                                               2003      2002       2001     2000      1999
Net asset value, beginning of period                                       $7.40    $ 8.71     $12.21   $12.95    $13.29
Income from investment operations:
Net investment income (loss)                                                 .18       .21        .23      .34       .38
Net gains (losses) (both realized and unrealized)                           1.06     (1.31)     (3.49)     .16      1.16
Total from investment operations                                            1.24     (1.10)     (3.26)     .50      1.54
Less distributions:
Dividends from net investment income                                        (.18)     (.21)      (.24)    (.33)     (.37)
Distributions from realized gains                                             --        --         --     (.91)    (1.51)
Total distributions                                                         (.18)     (.21)      (.24)   (1.24)    (1.88)
Net asset value, end of period                                             $8.46    $ 7.40     $ 8.71   $12.21    $12.95

Ratios/supplemental data
Net assets, end of period (in millions)                                     $295      $322       $530     $982    $1,145
Ratio of expenses to average daily net assets(c)                            .83%      .77%       .71%     .72%      .73%
Ratio of net investment income (loss) to average daily net assets          2.22%     2.33%      2.12%    2.67%     2.79%
Portfolio turnover rate (excluding short-term securities)                   130%      267%       226%     180%      134%
Total return(e)                                                           16.85%   (12.90%)   (26.91%)   3.87%    11.90%

Notes to financial highlights

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b)  Inception date was June 26, 2000.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d)  Adjusted to an annual basis.

(e)  Total return does not reflect payment of a sales charge.

(f)  Not annualized.


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28p   --   AXP MUTUAL   --   2003 PROSPECTUS

This Fund, along with the other American Express mutual funds, is distributed by American Express Financial Advisors Inc. and can be purchased from an American Express financial advisor or from other authorized broker-dealers or third parties. The Funds can be found under the "Amer Express" banner in most mutual fund quotations.

Additional information about the Fund and its investments is available in the Fund's Statement of Additional Information (SAI), annual and semiannual reports to shareholders. In the Fund's annual report, you will find a discussion of market conditions and investment strategies that significantly affected the Fund during its last fiscal year. The SAI is incorporated by reference in this prospectus. For a free copy of the SAI, the annual report or the semiannual report, contact your selling agent or American Express Client Service Corporation.

American Express Funds
70100 AXP Financial Center
Minneapolis, MN 55474
(800) 862-7919
TTY: (800) 846-4852
Web site address:


americanexpress.com/funds


You may review and copy information about the Fund, including the SAI, at the Securities and Exchange Commission's (Commission) Public Reference Room in Washington, D.C. (for information about the public reference room call 1-202-942-8090). Reports and other information about the Fund are available on the EDGAR Database on the Commission's Internet site at (http://www.sec.gov). Copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing to the Public Reference Section of the Commission, Washington, D.C. 20549-0102.

Investment Company Act File #811-54

Ticker Symbol
Class A: INMUX    Class B:IDMBX
Class C: --       Class Y:IDMYX

--------------------------------------------------------------------------------
(logo)
AMERICAN
   EXPRESS
(R)
--------------------------------------------------------------------------------

American Express Funds
70100 AXP Financial Center
Minneapolis, MN 55474


                                                             S-6326-99 X (11/03)

                         AXP(R) INVESTMENT SERIES, INC.
                       STATEMENT OF ADDITIONAL INFORMATION
                                       FOR
                AXP(R) DIVERSIFIED EQUITY INCOME FUND (the Fund)

                                  NOV. 28, 2003


This Statement of Additional Information (SAI) is not a prospectus. It should be read together with the prospectus and the financial statements contained in the most recent Annual Report to shareholders (Annual Report) that may be obtained from your financial advisor or by writing to American Express Client Service Corporation, 70100 AXP Financial Center, Minneapolis, MN 55474 or by calling
(800) 862-7919.

The Independent Auditors' Report and the Financial Statements, including Notes to the Financial Statements and the Schedule of Investments in Securities, contained in the Annual Report are incorporated in this SAI by reference. No other portion of the Annual Report, however, is incorporated by reference. The prospectus for the Fund, dated the same date as this SAI, also is incorporated in this SAI by reference.

Table of Contents
Mutual Fund Checklist                                      p.  3
Fundamental Investment Policies                            p.  4
Investment Strategies and Types of Investments             p.  5
Information Regarding Risks and Investment Strategies      p.  6
Security Transactions                                      p. 22
Brokerage Commissions Paid to Brokers Affiliated
  with American Express Financial Corporation              p. 24


Valuing Fund Shares                                        p. 25
Proxy Voting                                               p. 26
Investing in the Fund                                      p. 27
Selling Shares                                             p. 29
Pay-out Plans                                              p. 29
Capital Loss Carryover                                     p. 30
Taxes                                                      p. 30
Agreements                                                 p. 32
Organizational Information                                 p. 35
Board Members and Officers                                 p. 39
Independent Auditors                                       p. 42
Appendix: Description of Ratings                           p. 43



--------------------------------------------------------------------------------
2   --   AXP INVESTMENT SERIES, INC.-- AXP DIVERSIFIED EQUITY INCOME FUND

Mutual Fund Checklist

           [X] Mutual funds are NOT guaranteed or insured by any bank or government agency. You can lose money.


           [X] Mutual funds ALWAYS carry investment risks. Some types carry more risk than others.


           [X] A higher rate of return typically involves a higher risk of loss.


           [X] Past performance is not a reliable indicator of future performance.


           [X] ALL mutual funds have costs that lower investment return.


           [X] You can buy some mutual funds by contacting them directly. Others, like this one, are sold mainly through brokers, banks, financial planners, or insurance agents. If you buy through these financial professionals, you generally will pay a sales charge.


           [X] Shop around. Compare a mutual fund with others of the same type before you buy.


OTHER IDEAS FOR SUCCESSFUL MUTUAL FUND INVESTING

Develop a Financial Plan

Have a plan -- even a simple plan can help you take control of your financial future. Review your plan with your advisor at least once a year or more frequently if your circumstances change.

Dollar-Cost Averaging

An investment technique that works well for many investors is one that eliminates random buy and sell decisions. One such system is dollar-cost averaging. Dollar-cost averaging involves building a portfolio through the investment of fixed amounts of money on a regular basis regardless of the price or market condition. This may enable an investor to smooth out the effects of the volatility of the financial markets. By using this strategy, more shares will be purchased when the price is low and less when the price is high. As the accompanying chart illustrates, dollar-cost averaging tends to keep the average price paid for the shares lower than the average market price of shares purchased, although there is no guarantee.

While this does not ensure a profit and does not protect against a loss if the market declines, it is an effective way for many shareholders who can continue investing through changing market conditions to accumulate shares to meet long-term goals.

Dollar-cost averaging
Regular                       Market price                             Shares
investment                     of a share                             acquired
  $100                          $  6.00                                 16.7
   100                             4.00                                 25.0
   100                             4.00                                 25.0
   100                             6.00                                 16.7
   100                             5.00                                 20.0
  $500                           $25.00                                103.4

Average market price of a share over 5 periods: $5.00 ($25.00 divided by 5)

The average price you paid for each share:      $4.84 ($500 divided by 103.4)

Diversify

Diversify your portfolio. By investing in different asset classes and different economic environments you help protect against poor performance in one type of investment while including investments most likely to help you achieve your important goals.

Understand Your Investment

Know what you are buying. Make sure you understand the potential risks, rewards, costs, and expenses associated with each of your investments.



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Fundamental Investment Policies

The Fund pursues its investment objective by investing all of its assets in Equity Income Portfolio (the Portfolio) of Growth and Income Trust (the Trust), a separate investment company, rather than by directly investing in and managing its own portfolio of securities. The Portfolio has the same investment objectives, policies, and restrictions as the Fund. References to "Fund" in this SAI, where applicable, refer to the Fund and Portfolio, collectively, to the Fund, singularly, or to the Portfolio, singularly.

Fundamental investment policies adopted by the Fund cannot be changed without the approval of a majority of the outstanding voting securities of the Fund as defined in the Investment Company Act of 1940, as amended (the 1940 Act).

Notwithstanding any of the Fund's other investment policies, the Fund may invest its assets in an open-end management investment company having substantially the same investment objectives, policies, and restrictions as the Fund for the purpose of having those assets managed as part of a combined pool.

The policies below are fundamental policies that apply to the Fund and may be changed only with shareholder approval. Unless holders of a majority of the outstanding voting securities agree to make the change, the Fund will not:

o Act as an underwriter (sell securities for others). However, under the securities laws, the Fund may be deemed to be an underwriter when it purchases securities directly from the issuer and later resells them.

o Borrow money or property, except as a temporary measure for extraordinary or emergency purposes, in an amount not exceeding one-third of the market value of its total assets (including borrowings) less liabilities (other than borrowings) immediately after the borrowing.

o Make cash loans if the total commitment amount exceeds 5% of the Fund's total assets.

o    Purchase more than 10% of the outstanding voting securities of an issuer.

o Invest more than 5% of its total assets in securities of any one company, government, or political subdivision thereof, except the limitation will not apply to investments in securities issued by the U.S. government, its agencies, or instrumentalities, and except that up to 25% of the Fund's total assets may be invested without regard to this 5% limitation.

o Buy or sell real estate, unless acquired as a result of ownership of securities or other instruments, except this shall not prevent the Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business or real estate investment trusts. For purposes of this policy, real estate includes real estate limited partnerships.

o Buy or sell physical commodities unless acquired as a result of ownership of securities or other instruments, except this shall not prevent the Fund from buying or selling options and futures contracts or from investing in securities or other instruments backed by, or whose value is derived from, physical commodities.

o    Lend Fund securities in excess of 30% of its net assets.

o Concentrate in any one industry. According to the present interpretation by the Securities and Exchange Commission (SEC), this means up to 25% of the Fund's total assets, based on current market value at time of purchase, can be invested in any one industry.

Except for the fundamental investment policies listed above, the other investment policies described in the prospectus and in this SAI are not fundamental and may be changed by the board at any time.



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


Investment Strategies and Types of Investments

This table shows various investment strategies and investments that many funds are allowed to engage in and purchase. It is intended to show the breadth of investments that the investment manager may make on behalf of the Fund. For a description of principal risks, please see the prospectus. Notwithstanding the Fund's ability to utilize these strategies and techniques, the investment manager is not obligated to use them at any particular time. For example, even though the investment manager is authorized to adopt temporary defensive positions and is authorized to attempt to hedge against certain types of risk, these practices are left to the investment manager's sole discretion.

Investment strategies and types of investments         Allowable for the Fund?
Agency and Government Securities                                yes
Borrowing                                                       yes
Cash/Money Market Instruments                                   yes
Collateralized Bond Obligations                                 yes
Commercial Paper                                                yes
Common Stock                                                    yes
Convertible Securities                                          yes
Corporate Bonds                                                 yes
Debt Obligations                                                yes
Depositary Receipts                                             yes


Derivative Instruments (including Options and Futures)          yes


Foreign Currency Transactions                                   yes
Foreign Securities                                              yes
High-Yield (High-Risk) Securities (Junk Bonds)                  yes
Illiquid and Restricted Securities                              yes
Indexed Securities                                              yes
Inverse Floaters                                                 no
Investment Companies                                            yes
Lending of Portfolio Securities                                 yes
Loan Participations                                             yes
Mortgage- and Asset-Backed Securities                           yes
Mortgage Dollar Rolls                                            no
Municipal Obligations                                           yes
Preferred Stock                                                 yes
Real Estate Investment Trusts                                   yes
Repurchase Agreements                                           yes
Reverse Repurchase Agreements                                   yes
Short Sales                                                      no
Sovereign Debt                                                  yes
Structured Products                                             yes


Swap Agreements                                                  no


Variable- or Floating-Rate Securities                           yes
Warrants                                                        yes


When-Issued Securities and Forward Commitments                  yes


Zero-Coupon, Step-Coupon, and Pay-in-Kind Securities            yes



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The following are guidelines that may be changed by the board at any time:

o Under normal market conditions, the Fund will invest at least 80% of its net assets in dividend-paying common and preferred stocks. The Fund will provide shareholders with at least 60 days notice of any change in the 80% policy.

o No more than 20% of the Fund's net assets may be invested in bonds below investment grade unless the bonds are convertible securities.

o    The Fund may invest up to 25% of its total assets in foreign investments.

o No more than 5% of the Fund's net assets can be used at any one time for good faith deposits on futures and premiums for options on futures that do not offset existing investment positions.

o No more than 10% of the Fund's net assets will be held in securities and other instruments that are illiquid.

o Ordinarily, less than 25% of the Fund's total assets are invested in money market instruments.

o The Fund will not buy on margin or sell short, except the Fund may make margin payments in connection with transactions in futures contracts.

o    The Fund will not invest in a company to control or manage it.

o The Fund will not invest more than 10% of its total assets in securities of investment companies.

Information Regarding Risks and Investment Strategies

RISKS

The following is a summary of common risk characteristics. Following this summary is a description of certain investments and investment strategies and the risks most commonly associated with them (including certain risks not described below and, in some cases, a more comprehensive discussion of how the risks apply to a particular investment or investment strategy). Please remember that a mutual fund's risk profile is largely defined by the fund's primary securities and investment strategies. However, most mutual funds are allowed to use certain other strategies and investments that may have different risk characteristics. Accordingly, one or more of the following types of risk may be associated with the Fund at any time (for a description of principal risks, please see the prospectus):

Call/Prepayment Risk


The risk that a bond or other security might be called (or otherwise converted, prepaid, or redeemed) before maturity. This type of risk is closely related to reinvestment risk.


Correlation Risk

The risk that a given transaction may fail to achieve its objectives due to an imperfect relationship between markets. Certain investments may react more negatively than others in response to changing market conditions.

Credit Risk

The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation (such as payments due on a bond or a note). The price of junk bonds may react more to the ability of the issuing company to pay interest and principal when due than to changes in interest rates. Junk bonds have greater price fluctuations and are more likely to experience a default than investment grade bonds.

Event Risk

Occasionally, the value of a security may be seriously and unexpectedly changed by a natural or industrial accident or occurrence.

Foreign/Emerging Markets Risk

The following are all components of foreign/emerging markets risk:

Country risk includes the political, economic, and other conditions of a country. These conditions include lack of publicly available information, less government oversight (including lack of accounting, auditing, and financial reporting standards), the possibility of government-imposed restrictions, and even the nationalization of assets.

Currency risk results from the constantly changing exchange rate between local currency and the U.S. dollar. Whenever the Fund holds securities valued in a foreign currency or holds the currency, changes in the exchange rate add or subtract from the value of the investment.



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Custody risk refers to the process of clearing and settling trades. It also covers holding securities with local agents and depositories. Low trading volumes and volatile prices in less developed markets make trades harder to complete and settle. Local agents are held only to the standard of care of the local market. Governments or trade groups may compel local agents to hold securities in designated depositories that are not subject to independent evaluation. The less developed a country's securities market is, the greater the likelihood of problems occurring.

Emerging markets risk includes the dramatic pace of change (economic, social, and political) in emerging market countries as well as the other considerations listed above. These markets are in early stages of development and are extremely volatile. They can be marked by extreme inflation, devaluation of currencies, dependence on trade partners, and hostile relations with neighboring countries.

Inflation Risk

Also known as purchasing power risk, inflation risk measures the effects of continually rising prices on investments. If an investment's yield is lower than the rate of inflation, your money will have less purchasing power as time goes on.

Interest Rate Risk


The risk of losses attributable to changes in interest rates. This term is generally associated with bond prices (when interest rates rise, bond prices fall). In general, the longer the maturity of a bond, the greater its sensitivity to changes in interest rates.


Issuer Risk

The risk that an issuer, or the value of its stocks or bonds, will perform poorly. Poor performance may be caused by poor management decisions, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortages, corporate restructurings, fraudulent disclosures, or other factors.

Legal/Legislative Risk

Congress and other governmental units have the power to change existing laws affecting securities. A change in law might affect an investment adversely.

Leverage Risk

Some derivative investments (such as options, futures, or options on futures) require little or no initial payment and base their price on a security, a currency, or an index. A small change in the value of the underlying security, currency, or index may cause a sizable gain or loss in the price of the instrument.

Liquidity Risk

Securities may be difficult or impossible to sell at the time that the Fund would like. The Fund may have to lower the selling price, sell other investments, or forego an investment opportunity.

Management Risk

The risk that a strategy or selection method utilized by the investment manager may fail to produce the intended result. When all other factors have been accounted for and the investment manager chooses an investment, there is always the possibility that the choice will be a poor one.

Market Risk

The market may drop and you may lose money. Market risk may affect a single issuer, sector of the economy, industry, or the market as a whole. The market value of all securities may move up and down, sometimes rapidly and unpredictably.

Reinvestment Risk

The risk that an investor will not be able to reinvest income or principal at the same rate it currently is earning.

Sector/Concentration Risk

Investments that are concentrated in a particular issuer, geographic region, or industry will be more susceptible to changes in price (the more you diversify, the more you spread risk).


Small and Medium Company Risk


Investments in small and medium companies often involve greater risks than investments in larger, more established companies because small and medium companies may lack the management experience, financial resources, product diversification, and competitive strengths of larger companies. In addition, in many instances the securities of small and medium companies are traded only over-the-counter or on regional securities exchanges and the frequency and volume of their trading is substantially less than is typical of larger companies.

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


INVESTMENT STRATEGIES

The following information supplements the discussion of the Fund's investment objectives, policies, and strategies that are described in the prospectus and in this SAI. The following describes many strategies that many mutual funds use and types of securities that they purchase. Please refer to the section titled Investment Strategies and Types of Investments to see which are applicable to the Fund.

Agency and Government Securities


The U.S. government and its agencies issue many different types of securities. U.S. Treasury bonds, notes, and bills and securities, including mortgage pass through certificates of the Government National Mortgage Association (GNMA), are guaranteed by the U.S. government.

Other U.S. government securities are issued or guaranteed by federal agencies or government-sponsored enterprises but are not guaranteed by the U.S. government. This may increase the credit risk associated with these investments. Government-sponsored entities issuing securities include privately owned, publicly chartered entities created to reduce borrowing costs for certain sectors of the economy, such as farmers, homeowners, and students. They include the Federal Farm Credit Bank System, Farm Credit Financial Assistance Corporation, Federal Home Loan Bank, FHLMC, FNMA, Student Loan Marketing Association (SLMA), and Resolution Trust Corporation (RTC). Government-sponsored entities may issue discount notes (with maturities ranging from overnight to 360 days) and bonds. Agency and government securities are subject to the same concerns as other debt obligations. (See also Debt Obligations and Mortgage- and Asset-Backed Securities.)


Although one or more of the other risks described in this SAI may apply, the largest risks associated with agency and government securities include:
Call/Prepayment Risk, Inflation Risk, Interest Rate Risk, Management Risk, and Reinvestment Risk.

Borrowing

The Fund may borrow money for temporary or emergency purposes and make other investments or engage in other transactions permissible under the 1940 Act that may be considered a borrowing (such as derivative instruments). Borrowings are subject to costs (in addition to any interest that may be paid) and typically reduce the Fund's total return. Except as qualified above, however, the Fund will not buy securities on margin.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with borrowing include: Inflation Risk and Management Risk.

Cash/Money Market Instruments

The Fund may maintain a portion of its assets in cash and cash-equivalent investments. Cash-equivalent investments include short-term U.S. and Canadian government securities and negotiable certificates of deposit, non-negotiable fixed-time deposits, bankers' acceptances, and letters of credit of banks or savings and loan associations having capital, surplus, and undivided profits (as of the date of its most recently published annual financial statements) in excess of $100 million (or the equivalent in the instance of a foreign branch of a U.S. bank) at the date of investment. The Fund also may purchase short-term notes and obligations of U.S. and foreign banks and corporations and may use repurchase agreements with broker-dealers registered under the Securities Exchange Act of 1934 and with commercial banks. (See also Commercial Paper, Debt Obligations, Repurchase Agreements, and Variable- or Floating-Rate Securities.) These types of instruments generally offer low rates of return and subject the Fund to certain costs and expenses.

See the appendix for a discussion of securities ratings.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with cash/money market instruments include: Credit Risk, Inflation Risk, and Management Risk.

Collateralized Bond Obligations

Collateralized bond obligations (CBOs) are investment grade bonds backed by a pool of junk bonds. CBOs are similar in concept to collateralized mortgage obligations (CMOs), but differ in that CBOs represent different degrees of credit quality rather than different maturities. (See also Mortgage- and Asset-Backed Securities.) Underwriters of CBOs package a large and diversified pool of high-risk, high-yield junk bonds, which is then separated into "tiers." Typically, the first tier represents the higher quality collateral and pays the lowest interest rate; the second tier is backed by riskier bonds and pays a higher rate; the third tier represents the lowest credit quality and instead of receiving a fixed interest rate receives the residual interest payments -- money that is left over after the higher tiers have been paid. CBOs, like CMOs, are substantially overcollateralized and this, plus the diversification of the pool backing them, earns them investment-grade bond ratings. Holders of third-tier CBOs stand to earn high yields or less money depending on the rate of defaults in the collateral pool. (See also High-Yield (High-Risk) Securities (Junk Bonds).)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with CBOs include: Call/Prepayment Risk, Credit Risk, Interest Rate Risk, and Management Risk.

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Commercial Paper

Commercial paper is a short-term debt obligation with a maturity ranging from 2 to 270 days issued by banks, corporations, and other borrowers. It is sold to investors with temporary idle cash as a way to increase returns on a short-term basis. These instruments are generally unsecured, which increases the credit risk associated with this type of investment. (See also Debt Obligations and Illiquid and Restricted Securities.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with commercial paper include: Credit Risk, Liquidity Risk, and Management Risk.

Common Stock

Common stock represents units of ownership in a corporation. Owners typically are entitled to vote on the selection of directors and other important matters as well as to receive dividends on their holdings. In the event that a corporation is liquidated, the claims of secured and unsecured creditors and owners of bonds and preferred stock take precedence over the claims of those who own common stock.

The price of common stock is generally determined by corporate earnings, type of products or services offered, projected growth rates, experience of management, liquidity, and general market conditions for the markets on which the stock trades.


Although one or more of the other risks described in this SAI may apply, the largest risks associated with common stock include: Event Risk, Issuer Risk, Legal/Legislative Risk, Management Risk, Market Risk, and Small and Medium Company Risk.


Convertible Securities

Convertible securities are bonds, debentures, notes, preferred stocks, or other securities that may be converted into common, preferred or other securities of the same or a different issuer within a particular period of time at a specified price. Some convertible securities, such as preferred equity-redemption cumulative stock (PERCs), have mandatory conversion features. Others are voluntary. A convertible security entitles the holder to receive interest normally paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted, or exchanged. Convertible securities have unique investment characteristics in that they generally (i) have higher yields than common stocks but lower yields than comparable non-convertible securities, (ii) are less subject to fluctuation in value than the underlying stock since they have fixed income characteristics, and (iii) provide the potential for capital appreciation if the market price of the underlying common stock increases.

The value of a convertible security is a function of its "investment value" (determined by its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and its "conversion value" (the security's worth, at market value, if converted into the underlying common stock). The investment value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors also may have an effect on the convertible security's investment value. The conversion value of a convertible security is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value. Generally, the conversion value decreases as the convertible security approaches maturity. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value. A convertible security generally will sell at a premium over its conversion value by the extent to which investors place value on the right to acquire the underlying common stock while holding a fixed income security.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with convertible securities include: Call/Prepayment Risk, Interest Rate Risk, Issuer Risk, Management Risk, Market Risk, and Reinvestment Risk.

Corporate Bonds

Corporate bonds are debt obligations issued by private corporations, as distinct from bonds issued by a government agency or a municipality. Corporate bonds typically have four distinguishing features: (1) they are taxable; (2) they have a par value of $1,000; (3) they have a term maturity, which means they come due all at once; and (4) many are traded on major exchanges. Corporate bonds are subject to the same concerns as other debt obligations. (See also Debt Obligations and High-Yield (High-Risk) Securities (Junk Bonds).)

Corporate bonds may be either secured or unsecured. Unsecured corporate bonds are generally referred to as "debentures." See the appendix for a discussion of securities ratings.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with corporate bonds include: Call/Prepayment Risk, Credit Risk, Interest Rate Risk, Issuer Risk, Management Risk, and Reinvestment Risk.



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Debt Obligations

Many different types of debt obligations exist (for example, bills, bonds, or notes). Issuers of debt obligations have a contractual obligation to pay interest at a specified rate on specified dates and to repay principal on a specified maturity date. Certain debt obligations (usually intermediate- and long-term bonds) have provisions that allow the issuer to redeem or "call" a bond before its maturity. Issuers are most likely to call these securities during periods of falling interest rates. When this happens, an investor may have to replace these securities with lower yielding securities, which could result in a lower return.

The market value of debt obligations is affected primarily by changes in prevailing interest rates and the issuers perceived ability to repay the debt. The market value of a debt obligation generally reacts inversely to interest rate changes. When prevailing interest rates decline, the price usually rises, and when prevailing interest rates rise, the price usually declines.

In general, the longer the maturity of a debt obligation, the higher its yield and the greater the sensitivity to changes in interest rates. Conversely, the shorter the maturity, the lower the yield but the greater the price stability.

As noted, the values of debt obligations also may be affected by changes in the credit rating or financial condition of their issuers. Generally, the lower the quality rating of a security, the higher the degree of risk as to the payment of interest and return of principal. To compensate investors for taking on such increased risk, those issuers deemed to be less creditworthy generally must offer their investors higher interest rates than do issuers with better credit ratings. (See also Agency and Government Securities, Corporate Bonds, and High-Yield (High-Risk) Securities (Junk Bonds).)

All ratings limitations are applied at the time of purchase. Subsequent to purchase, a debt security may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Neither event will require the sale of such a security, but it will be a factor in considering whether to continue to hold the security. To the extent that ratings change as a result of changes in a rating organization or their rating systems, the Fund will attempt to use comparable ratings as standards for selecting investments.

See the appendix for a discussion of securities ratings.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with debt obligations include: Call/Prepayment Risk, Credit Risk, Interest Rate Risk, Issuer Risk, Management Risk, and Reinvestment Risk.

Depositary Receipts

Some foreign securities are traded in the form of American Depositary Receipts
(ADRs). ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities of foreign issuers. European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs) are receipts typically issued by foreign banks or trust companies, evidencing ownership of underlying securities issued by either a foreign or U.S. issuer. Generally, depositary receipts in registered form are designed for use in the U.S. and depositary receipts in bearer form are designed for use in securities markets outside the U.S. Depositary receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. Depositary receipts involve the risks of other investments in foreign securities. In addition, ADR holders may not have all the legal rights of shareholders and may experience difficulty in receiving shareholder communications. (See also Common Stock and Foreign Securities.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with depositary receipts include: Foreign/Emerging Markets Risk, Issuer Risk, Management Risk, and Market Risk.

Derivative Instruments

Derivative instruments are commonly defined to include securities or contracts whose values depend, in whole or in part, on (or "derive" from) the value of one or more other assets, such as securities, currencies, or commodities.

A derivative instrument generally consists of, is based upon, or exhibits characteristics similar to options or forward contracts. Such instruments may be used to maintain cash reserves while remaining fully invested, to offset anticipated declines in values of investments, to facilitate trading, to reduce transaction costs, or to pursue higher investment returns. Derivative instruments are characterized by requiring little or no initial payment. Their value changes daily based on a security, a currency, a group of securities or currencies, or an index. A small change in the value of the underlying security, currency, or index can cause a sizable percentage gain or loss in the price of the derivative instrument.

Options and forward contracts are considered to be the basic "building blocks" of derivatives. For example, forward-based derivatives include forward contracts, swap contracts, and exchange-traded futures. Forward-based derivatives are sometimes referred to generically as "futures contracts." Option-based derivatives include privately negotiated, over-the-counter (OTC) options (including caps, floors, collars, and options on futures) and exchange-traded options on futures. Diverse types of derivatives may be created by combining options or futures in different ways, and by applying these structures to a wide range of underlying assets.



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Options. An option is a contract. A person who buys a call option for a security has the right to buy the security at a set price for the length of the contract. A person who sells a call option is called a writer. The writer of a call option agrees for the length of the contract to sell the security at the set price when the buyer wants to exercise the option, no matter what the market price of the security is at that time. A person who buys a put option has the right to sell a security at a set price for the length of the contract. A person who writes a put option agrees to buy the security at the set price if the purchaser wants to exercise the option during the length of the contract, no matter what the market price of the security is at that time. An option is covered if the writer owns the security (in the case of a call) or sets aside the cash or securities of equivalent value (in the case of a put) that would be required upon exercise.

The price paid by the buyer for an option is called a premium. In addition to the premium, the buyer generally pays a broker a commission. The writer receives a premium, less another commission, at the time the option is written. The premium received by the writer is retained whether or not the option is exercised. A writer of a call option may have to sell the security for a below-market price if the market price rises above the exercise price. A writer of a put option may have to pay an above-market price for the security if its market price decreases below the exercise price.

When an option is purchased, the buyer pays a premium and a commission. It then pays a second commission on the purchase or sale of the underlying security when the option is exercised. For record keeping and tax purposes, the price obtained on the sale of the underlying security is the combination of the exercise price, the premium, and both commissions.

One of the risks an investor assumes when it buys an option is the loss of the premium. To be beneficial to the investor, the price of the underlying security must change within the time set by the option contract. Furthermore, the change must be sufficient to cover the premium paid, the commissions paid both in the acquisition of the option and in a closing transaction or in the exercise of the option and sale (in the case of a call) or purchase (in the case of a put) of the underlying security. Even then, the price change in the underlying security does not ensure a profit since prices in the option market may not reflect such a change.

Options on many securities are listed on options exchanges. If the Fund writes listed options, it will follow the rules of the options exchange. Options are valued at the close of the New York Stock Exchange. An option listed on a national exchange, CBOE, or NASDAQ will be valued at the last quoted sales price or, if such a price is not readily available, at the mean of the last bid and ask prices.

Options on certain securities are not actively traded on any exchange, but may be entered into directly with a dealer. These options may be more difficult to close. If an investor is unable to effect a closing purchase transaction, it will not be able to sell the underlying security until the call written by the investor expires or is exercised.

Futures Contracts. A futures contract is a sales contract between a buyer (holding the "long" position) and a seller (holding the "short" position) for an asset with delivery deferred until a future date. The buyer agrees to pay a fixed price at the agreed future date and the seller agrees to deliver the asset. The seller hopes that the market price on the delivery date is less than the agreed upon price, while the buyer hopes for the contrary. Many futures contracts trade in a manner similar to the way a stock trades on a stock exchange and the commodity exchanges.

Generally, a futures contract is terminated by entering into an offsetting transaction. An offsetting transaction is effected by an investor taking an opposite position. At the time a futures contract is made, a good faith deposit called initial margin is set up. Daily thereafter, the futures contract is valued and the payment of variation margin is required so that each day a buyer would pay out cash in an amount equal to any decline in the contract's value or receive cash equal to any increase. At the time a futures contract is closed out, a nominal commission is paid, which is generally lower than the commission on a comparable transaction in the cash market.

Futures contracts may be based on various securities, securities indices (such as the S&P 500 Index), foreign currencies and other financial instruments and indices.


The Fund will engage in futures and related options transactions to produce incremental earnings, to hedge existing positions, and to increase flexibility. The Fund intends to comply with Rule 4.5 of the Commodity Futures Trading Commission (CFTC), under which a mutual fund is exempt from the definition of a "commodity pool operator." The Fund, therefore, is not subject to registration or regulation as a pool operator, meaning that the Fund may invest in futures contracts without registering with the CFTC.


Options on Futures Contracts. Options on futures contracts give the holder a right to buy or sell futures contracts in the future. Unlike a futures contract, which requires the parties to the contract to buy and sell a security on a set date (some futures are settled in cash), an option on a futures contract merely entitles its holder to decide on or before a future date (within nine months of the date of issue) whether to enter into a contract. If the holder decides not to enter into the contract, all that is lost is the amount (premium) paid for the option. Further, because the value of the option is fixed at the point of sale, there are no daily payments of cash to reflect the change in the value of the underlying contract. However, since an option gives the buyer the right to enter into a contract at a set price for a fixed period of time, its value does change daily.

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One of the risks in buying an option on a futures contract is the loss of the premium paid for the option. The risk involved in writing options on futures contracts an investor owns, or on securities held in its portfolio, is that there could be an increase in the market value of these contracts or securities. If that occurred, the option would be exercised and the asset sold at a lower price than the cash market price. To some extent, the risk of not realizing a gain could be reduced by entering into a closing transaction. An investor could enter into a closing transaction by purchasing an option with the same terms as the one previously sold. The cost to close the option and terminate the investor's obligation, however, might still result in a loss. Further, the investor might not be able to close the option because of insufficient activity in the options market. Purchasing options also limits the use of monies that might otherwise be available for long-term investments.

Options on Stock Indexes. Options on stock indexes are securities traded on national securities exchanges. An option on a stock index is similar to an option on a futures contract except all settlements are in cash. A fund exercising a put, for example, would receive the difference between the exercise price and the current index level.

Tax and Accounting Treatment. As permitted under federal income tax laws and to the extent the Fund is allowed to invest in futures contracts, the Fund intends to identify futures contracts as mixed straddles and not mark them to market, that is, not treat them as having been sold at the end of the year at market value. If the Fund is using short futures contracts for hedging purposes, the Fund may be required to defer recognizing losses incurred on short futures contracts and on underlying securities.

Federal income tax treatment of gains or losses from transactions in options on futures contracts and indexes will depend on whether the option is a section 1256 contract. If the option is a non-equity option, the Fund will either make a 1256(d) election and treat the option as a mixed straddle or mark to market the option at fiscal year end and treat the gain/loss as 40% short-term and 60% long-term.

The IRS has ruled publicly that an exchange-traded call option is a security for purposes of the 50%-of-assets test and that its issuer is the issuer of the underlying security, not the writer of the option, for purposes of the diversification requirements.

Accounting for futures contracts will be according to generally accepted accounting principles. Initial margin deposits will be recognized as assets due from a broker (the Fund's agent in acquiring the futures position). During the period the futures contract is open, changes in value of the contract will be recognized as unrealized gains or losses by marking to market on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments will be made or received depending upon whether gains or losses are incurred. All contracts and options will be valued at the last-quoted sales price on their primary exchange.

Other Risks of Derivatives.

The primary risk of derivatives is the same as the risk of the underlying asset, namely that the value of the underlying asset may go up or down. Adverse movements in the value of an underlying asset can expose an investor to losses. Derivative instruments may include elements of leverage and, accordingly, the fluctuation of the value of the derivative instrument in relation to the underlying asset may be magnified. The successful use of derivative instruments depends upon a variety of factors, particularly the investment manager's ability to predict movements of the securities, currencies, and commodity markets, which requires different skills than predicting changes in the prices of individual securities. There can be no assurance that any particular strategy will succeed.

Another risk is the risk that a loss may be sustained as a result of the failure of a counterparty to comply with the terms of a derivative instrument. The counterparty risk for exchange-traded derivative instruments is generally less than for privately-negotiated or OTC derivative instruments, since generally a clearing agency, which is the issuer or counterparty to each exchange-traded instrument, provides a guarantee of performance. For privately-negotiated instruments, there is no similar clearing agency guarantee. In all transactions, an investor will bear the risk that the counterparty will default, and this could result in a loss of the expected benefit of the derivative transaction and possibly other losses.

When a derivative transaction is used to completely hedge another position, changes in the market value of the combined position (the derivative instrument plus the position being hedged) result from an imperfect correlation between the price movements of the two instruments. With a perfect hedge, the value of the combined position remains unchanged for any change in the price of the underlying asset. With an imperfect hedge, the values of the derivative instrument and its hedge are not perfectly correlated. For example, if the value of a derivative instrument used in a short hedge (such as writing a call option, buying a put option, or selling a futures contract) increased by less than the decline in value of the hedged investment, the hedge would not be perfectly correlated. Such a lack of correlation might occur due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which these instruments are traded.

Derivatives also are subject to the risk that they cannot be sold, closed out, or replaced quickly at or very close to their fundamental value. Generally, exchange contracts are very liquid because the exchange clearinghouse is the counterparty of every contract. OTC transactions are less liquid than exchange-traded derivatives since they often can only be closed out with the other party to the transaction.

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Another risk is caused by the legal unenforcibility of a party's obligations under the derivative. A counterparty that has lost money in a derivative transaction may try to avoid payment by exploiting various legal uncertainties about certain derivative products.

(See also Foreign Currency Transactions.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with derivative instruments include: Leverage Risk, Liquidity Risk, and Management Risk.

Foreign Currency Transactions

Investments in foreign countries usually involve currencies of foreign countries. In addition, the Fund may hold cash and cash-equivalent investments in foreign currencies. As a result, the value of the Fund's assets as measured in U.S. dollars may be affected favorably or unfavorably by changes in currency exchange rates and exchange control regulations. Also, the Fund may incur costs in connection with conversions between various currencies. Currency exchange rates may fluctuate significantly over short periods of time causing the Fund's NAV to fluctuate. Currency exchange rates are generally determined by the forces of supply and demand in the foreign exchange markets, actual or anticipated changes in interest rates, and other complex factors. Currency exchange rates also can be affected by the intervention of U.S. or foreign governments or central banks, or the failure to intervene, or by currency controls or political developments.

Spot Rates and Derivative Instruments. The Fund conducts its foreign currency exchange transactions either at the spot (cash) rate prevailing in the foreign currency exchange market or by entering into forward currency exchange contracts (forward contracts) as a hedge against fluctuations in future foreign exchange rates. (See also Derivative Instruments). These contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. Because foreign currency transactions occurring in the interbank market might involve substantially larger amounts than those involved in the use of such derivative instruments, the Fund could be disadvantaged by having to deal in the odd lot market for the underlying foreign currencies at prices that are less favorable than for round lots.

The Fund may enter into forward contracts to settle a security transaction or handle dividend and interest collection. When the Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency or has been notified of a dividend or interest payment, it may desire to lock in the price of the security or the amount of the payment in dollars. By entering into a forward contract, the Fund will be able to protect itself against a possible loss resulting from an adverse change in the relationship between different currencies from the date the security is purchased or sold to the date on which payment is made or received or when the dividend or interest is actually received.

The Fund also may enter into forward contracts when management of the Fund believes the currency of a particular foreign country may change in relationship to another currency. The precise matching of forward contract amounts and the value of securities involved generally will not be possible since the future value of securities in foreign currencies more than likely will change between the date the forward contract is entered into and the date it matures. The projection of short-term currency market movements is extremely difficult and successful execution of a short-term hedging strategy is highly uncertain. The Fund will not enter into such forward contracts or maintain a net exposure to such contracts when consummating the contracts would obligate the Fund to deliver an amount of foreign currency in excess of the value of the Fund's securities or other assets denominated in that currency.

The Fund will designate cash or securities in an amount equal to the value of the Fund's total assets committed to consummating forward contracts entered into under the second circumstance set forth above. If the value of the securities declines, additional cash or securities will be designated on a daily basis so that the value of the cash or securities will equal the amount of the Fund's commitments on such contracts.

At maturity of a forward contract, the Fund may either sell the security and make delivery of the foreign currency or retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an offsetting contract with the same currency trader obligating it to buy, on the same maturity date, the same amount of foreign currency.

If the Fund retains the security and engages in an offsetting transaction, the Fund will incur a gain or loss (as described below) to the extent there has been movement in forward contract prices. If the Fund engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the foreign currency. Should forward prices decline between the date the Fund enters into a forward contract for selling foreign currency and the date it enters into an offsetting contract for purchasing the foreign currency, the Fund will realize a gain to the extent that the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to buy. Should forward prices increase, the Fund will suffer a loss to the extent the price of the currency it has agreed to buy exceeds the price of the currency it has agreed to sell.



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It is impossible to forecast what the market value of securities will be at the expiration of a contract. Accordingly, it may be necessary for the Fund to buy additional foreign currency on the spot market (and bear the expense of that purchase) if the market value of the security is less than the amount of foreign currency the Fund is obligated to deliver and a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received on the sale of the portfolio security if its market value exceeds the amount of foreign currency the Fund is obligated to deliver.

The Fund's dealing in forward contracts will be limited to the transactions described above. This method of protecting the value of the Fund's securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange that can be achieved at some point in time. Although forward contracts tend to minimize the risk of loss due to a decline in value of hedged currency, they tend to limit any potential gain that might result should the value of such currency increase.

Although the Fund values its assets each business day in terms of U.S. dollars, it does not intend to convert its foreign currencies into U.S. dollars on a daily basis. It will do so from time to time, and shareholders should be aware of currency conversion costs. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (spread) between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.

Options on Foreign Currencies. The Fund may buy put and call options and write covered call and cash-secured put options on foreign currencies for hedging purposes. For example, a decline in the dollar value of a foreign currency in which securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against the diminutions in the value of securities, the Fund may buy put options on the foreign currency. If the value of the currency does decline, the Fund will have the right to sell the currency for a fixed amount in dollars and will offset, in whole or in part, the adverse effect on its portfolio that otherwise would have resulted.

Conversely, where a change in the dollar value of a currency would increase the cost of securities the Fund plans to buy, the Fund may buy call options on the foreign currency. The purchase of the options could offset, at least partially, the changes in exchange rates.

As in the case of other types of options, however, the benefit to the Fund derived from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, where currency exchange rates do not move in the direction or to the extent anticipated, the Fund could sustain losses on transactions in foreign currency options that would require it to forego a portion or all of the benefits of advantageous changes in rates.

The Fund may write options on foreign currencies for the same types of hedging purposes. For example, when the Fund anticipates a decline in the dollar value of foreign-denominated securities due to adverse fluctuations in exchange rates it could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised and the diminution in value of securities will be fully or partially offset by the amount of the premium received.

Similarly, instead of purchasing a call option to hedge against an anticipated increase in the dollar cost of securities to be acquired, the Fund could write a put option on the relevant currency. If rates move in the manner projected, the put option will expire unexercised and allow the Fund to hedge increased cost up to the amount of the premium.

As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If this does not occur, the option may be exercised and the Fund would be required to buy or sell the underlying currency at a loss that may not be offset by the amount of the premium. Through the writing of options on foreign currencies, the Fund also may be required to forego all or a portion of the benefits that might otherwise have been obtained from favorable movements on exchange rates.

All options written on foreign currencies will be covered. An option written on foreign currencies is covered if the Fund holds currency sufficient to cover the option or has an absolute and immediate right to acquire that currency without additional cash consideration upon conversion of assets denominated in that currency or exchange of other currency held in its portfolio. An option writer could lose amounts substantially in excess of its initial investments, due to the margin and collateral requirements associated with such positions.

Options on foreign currencies are traded through financial institutions acting as market-makers, although foreign currency options also are traded on certain national securities exchanges, such as the Philadelphia Stock Exchange and the Chicago Board Options Exchange, subject to SEC regulation. In an over-the-counter trading environment, many of the protections afforded to exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the purchaser of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost.



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Foreign currency option positions entered into on a national securities exchange are cleared and guaranteed by the Options Clearing Corporation (OCC), thereby reducing the risk of counterparty default. Further, a liquid secondary market in options traded on a national securities exchange may be more readily available than in the over-the-counter market, potentially permitting the Fund to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.

The purchase and sale of exchange-traded foreign currency options, however, is subject to the risks of availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effects of other political and economic events. In addition, exchange-traded options on foreign currencies involve certain risks not presented by the over-the-counter market. For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in certain foreign countries for that purpose. As a result, the OCC may, if it determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on OCC or its clearing member, impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions on exercise.

Foreign Currency Futures and Related Options. The Fund may enter into currency futures contracts to buy or sell currencies. It also may buy put and call options and write covered call and cash-secured put options on currency futures. Currency futures contracts are similar to currency forward contracts, except that they are traded on exchanges (and have margin requirements) and are standardized as to contract size and delivery date. Most currency futures call for payment of delivery in U.S. dollars. The Fund may use currency futures for the same purposes as currency forward contracts, subject to Commodity Futures Trading Commission (CFTC) limitations.

Currency futures and options on futures values can be expected to correlate with exchange rates, but will not reflect other factors that may affect the value of the Fund's investments. A currency hedge, for example, should protect a Yen-denominated bond against a decline in the Yen, but will not protect the Fund against price decline if the issuer's creditworthiness deteriorates. Because the value of the Fund's investments denominated in foreign currency will change in response to many factors other than exchange rates, it may not be possible to match the amount of a forward contract to the value of the Fund's investments denominated in that currency over time.

The Fund will hold securities or other options or futures positions whose values are expected to offset its obligations. The Fund will not enter into an option or futures position that exposes the Fund to an obligation to another party unless it owns either (i) an offsetting position in securities or (ii) cash, receivables and short-term debt securities with a value sufficient to cover its potential obligations.

(See also Derivative Instruments and Foreign Securities.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with foreign currency transactions include: Correlation Risk, Interest Rate Risk, Leverage Risk, Liquidity Risk, and Management Risk.

Foreign Securities

Foreign securities, foreign currencies, and securities issued by U.S. entities with substantial foreign operations involve special risks, including those set forth below, which are not typically associated with investing in U.S. securities. Foreign companies are not generally subject to uniform accounting, auditing, and financial reporting standards comparable to those applicable to domestic companies. Additionally, many foreign stock markets, while growing in volume of trading activity, have substantially less volume than the New York Stock Exchange, and securities of some foreign companies are less liquid and more volatile than securities of domestic companies. Similarly, volume and liquidity in most foreign bond markets are less than the volume and liquidity in the U.S. and, at times, volatility of price can be greater than in the U.S. Further, foreign markets have different clearance, settlement, registration, and communication procedures and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions making it difficult to conduct such transactions. Delays in such procedures could result in temporary periods when assets are uninvested and no return is earned on them. The inability of an investor to make intended security purchases due to such problems could cause the investor to miss attractive investment opportunities. Payment for securities without delivery may be required in certain foreign markets and, when participating in new issues, some foreign countries require payment to be made in advance of issuance (at the time of issuance, the market value of the security may be more or less than the purchase price). Some foreign markets also have compulsory depositories (i.e., an investor does not have a choice as to where the securities are held). Fixed commissions on some foreign stock exchanges are generally higher than negotiated commissions on U.S. exchanges. Further, an investor may encounter difficulties or be unable to pursue legal remedies and obtain judgments in foreign courts. There is generally less government supervision and regulation of business and industry practices, stock exchanges, brokers, and listed companies than in the U.S. It may be more difficult for an investor's agents to keep currently informed about corporate actions such as stock dividends or other matters that may affect the prices of portfolio securities. Communications between the U.S. and foreign countries may be less reliable than within the U.S., thus increasing the risk of

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delays or loss of certificates for portfolio securities. In addition, with respect to certain foreign countries, there is the possibility of nationalization, expropriation, the imposition of additional withholding or confiscatory taxes, political, social, or economic instability, diplomatic developments that could affect investments in those countries, or other unforeseen actions by regulatory bodies (such as changes to settlement or custody procedures).

The risks of foreign investing may be magnified for investments in emerging markets, which may have relatively unstable governments, economies based on only a few industries, and securities markets that trade a small number of securities.


The introduction of a single currency, the euro, on January 1, 1999 for participating European nations in the Economic and Monetary Union ("EU") presents unique uncertainties, including the legal treatment of certain outstanding financial contracts after January 1, 1999 that refer to existing currencies rather than the euro; the establishment and maintenance of exchange rates; the fluctuation of the euro relative to non-euro currencies; whether the interest rate, tax or labor regimes of European countries participating in the euro will converge over time; and whether the conversion of the currencies of other EU countries such as the United Kingdom and Denmark into the euro and the admission of other non-EU countries such as Poland, Latvia, and Lithuania as members of the EU may have an impact on the euro.


Although one or more of the other risks described in this SAI may apply, the largest risks associated with foreign securities include: Foreign/Emerging Markets Risk, Issuer Risk, and Management Risk.

High-Yield (High-Risk) Securities (Junk Bonds)

High yield (high-risk) securities are sometimes referred to as junk bonds. They are non-investment grade (lower quality) securities that have speculative characteristics. Lower quality securities, while generally offering higher yields than investment grade securities with similar maturities, involve greater risks, including the possibility of default or bankruptcy. They are regarded as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal. The special risk considerations in connection with investments in these securities are discussed below.


See the appendix for a discussion of securities ratings. (See also Debt Obligations.)


All interest-bearing securities typically experience appreciation when interest rates decline and depreciation when interest rates rise. The market values of lower-quality and comparable unrated securities tend to reflect individual corporate developments to a greater extent than do higher rated securities, which react primarily to fluctuations in the general level of interest rates. Lower-quality and comparable unrated securities also tend to be more sensitive to economic conditions than are higher-rated securities. As a result, they generally involve more credit risks than securities in the higher-rated categories. During an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of lower-quality securities may experience financial stress and may not have sufficient revenues to meet their payment obligations. The issuer's ability to service its debt obligations also may be adversely affected by specific corporate developments, the issuer's inability to meet specific projected business forecasts, or the unavailability of additional financing. The risk of loss due to default by an issuer of these securities is significantly greater than issuers of higher-rated securities because such securities are generally unsecured and are often subordinated to other creditors. Further, if the issuer of a lower quality security defaulted, an investor might incur additional expenses to seek recovery.

Credit ratings issued by credit rating agencies are designed to evaluate the safety of principal and interest payments of rated securities. They do not, however, evaluate the market value risk of lower-quality securities and, therefore, may not fully reflect the true risks of an investment. In addition, credit rating agencies may or may not make timely changes in a rating to reflect changes in the economy or in the condition of the issuer that affect the market value of the securities. Consequently, credit ratings are used only as a preliminary indicator of investment quality.

An investor may have difficulty disposing of certain lower-quality and comparable unrated securities because there may be a thin trading market for such securities. Because not all dealers maintain markets in all lower quality and comparable unrated securities, there is no established retail secondary market for many of these securities. To the extent a secondary trading market does exist, it is generally not as liquid as the secondary market for higher-rated securities. The lack of a liquid secondary market may have an adverse impact on the market price of the security. The lack of a liquid secondary market for certain securities also may make it more difficult for an investor to obtain accurate market quotations. Market quotations are generally available on many lower-quality and comparable unrated issues only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales.

Legislation may be adopted from time to time designed to limit the use of certain lower quality and comparable unrated securities by certain issuers.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with high-yield (high-risk) securities include:
Call/Prepayment Risk, Credit Risk, Currency Risk, Interest Rate Risk, and Management Risk.



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Illiquid and Restricted Securities

The Fund may invest in illiquid securities (i.e., securities that are not readily marketable). These securities may include, but are not limited to, certain securities that are subject to legal or contractual restrictions on resale, certain repurchase agreements, and derivative instruments.

To the extent the Fund invests in illiquid or restricted securities, it may encounter difficulty in determining a market value for such securities. Disposing of illiquid or restricted securities may involve time-consuming negotiations and legal expense, and it may be difficult or impossible for the Fund to sell such an investment promptly and at an acceptable price.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with illiquid and restricted securities include:
Liquidity Risk and Management Risk.

Indexed Securities

The value of indexed securities is linked to currencies, interest rates, commodities, indexes, or other financial indicators. Most indexed securities are short- to intermediate-term fixed income securities whose values at maturity or interest rates rise or fall according to the change in one or more specified underlying instruments. Indexed securities may be more volatile than the underlying instrument itself and they may be less liquid than the securities represented by the index. (See also Derivative Instruments.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with indexed securities include: Liquidity Risk, Management Risk, and Market Risk.

Inverse Floaters

Inverse floaters are created by underwriters using the interest payment on securities. A portion of the interest received is paid to holders of instruments based on current interest rates for short-term securities. The remainder, minus a servicing fee, is paid to holders of inverse floaters. As interest rates go down, the holders of the inverse floaters receive more income and an increase in the price for the inverse floaters. As interest rates go up, the holders of the inverse floaters receive less income and a decrease in the price for the inverse floaters. (See also Derivative Instruments.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with inverse floaters include: Interest Rate Risk and Management Risk.

Investment Companies

Investing in securities issued by registered and unregistered investment companies may involve the duplication of advisory fees and certain other expenses.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with the securities of other investment companies include: Management Risk and Market Risk.

Lending of Portfolio Securities

The Fund may lend certain of its portfolio securities to broker-dealers. The current policy of the Fund's board is to make these loans, either long- or short-term, to broker-dealers. In making loans, the Fund receives the market price in cash, U.S. government securities, letters of credit, or such other collateral as may be permitted by regulatory agencies and approved by the board. If the market price of the loaned securities goes up, the Fund will get additional collateral on a daily basis. The risks are that the borrower may not provide additional collateral when required or return the securities when due. During the existence of the loan, the Fund receives cash payments equivalent to all interest or other distributions paid on the loaned securities. The Fund may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the cash or money market instruments held as collateral to the borrower or placing broker. The Fund will receive reasonable interest on the loan or a flat fee from the borrower and amounts equivalent to any dividends, interest, or other distributions on the securities loaned.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with the lending of portfolio securities include:
Credit Risk and Management Risk.

Loan Participations

Loans, loan participations, and interests in securitized loan pools are interests in amounts owed by a corporate, governmental, or other borrower to a lender or consortium of lenders (typically banks, insurance companies, investment banks, government agencies, or international agencies). Loans involve a risk of loss in case of default or insolvency of the borrower and may offer less legal protection to an investor in the event of fraud or misrepresentation.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with loan participations include: Credit Risk and Management Risk.



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


Mortgage- and Asset-Backed Securities

Mortgage-backed securities represent direct or indirect participations in, or are secured by and payable from, mortgage loans secured by real property, and include single- and multi-class pass-through securities and Collateralized Mortgage Obligations (CMOs). These securities may be issued or guaranteed by U.S. government agencies or instrumentalities (see also Agency and Government Securities), or by private issuers, generally originators and investors in mortgage loans, including savings associations, mortgage bankers, commercial banks, investment bankers, and special purpose entities. Mortgage-backed securities issued by private lenders may be supported by pools of mortgage loans or other mortgage-backed securities that are guaranteed, directly or indirectly, by the U.S. government or one of its agencies or instrumentalities, or they may be issued without any governmental guarantee of the underlying mortgage assets but with some form of non-governmental credit enhancement.

Stripped mortgage-backed securities are a type of mortgage-backed security that receive differing proportions of the interest and principal payments from the underlying assets. Generally, there are two classes of stripped mortgage-backed securities: Interest Only (IO) and Principal Only (PO). IOs entitle the holder to receive distributions consisting of all or a portion of the interest on the underlying pool of mortgage loans or mortgage-backed securities. POs entitle the holder to receive distributions consisting of all or a portion of the principal of the underlying pool of mortgage loans or mortgage-backed securities. The cash flows and yields on IOs and POs are extremely sensitive to the rate of principal payments (including prepayments) on the underlying mortgage loans or mortgage-backed securities. A rapid rate of principal payments may adversely affect the yield to maturity of IOs. A slow rate of principal payments may adversely affect the yield to maturity of POs. If prepayments of principal are greater than anticipated, an investor in IOs may incur substantial losses. If prepayments of principal are slower than anticipated, the yield on a PO will be affected more severely than would be the case with a traditional mortgage-backed security.

CMOs are hybrid mortgage-related instruments secured by pools of mortgage loans or other mortgage-related securities, such as mortgage pass through securities or stripped mortgage-backed securities. CMOs may be structured into multiple classes, often referred to as "tranches," with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. Principal prepayments on collateral underlying a CMO may cause it to be retired substantially earlier than its stated maturity.

The yield characteristics of mortgage-backed securities differ from those of other debt securities. Among the differences are that interest and principal payments are made more frequently on mortgage-backed securities, usually monthly, and principal may be repaid at any time. These factors may reduce the expected yield.

Asset-backed securities have structural characteristics similar to mortgage-backed securities. Asset-backed debt obligations represent direct or indirect participation in, or secured by and payable from, assets such as motor vehicle installment sales contracts, other installment loan contracts, home equity loans, leases of various types of property, and receivables from credit card or other revolving credit arrangements. The credit quality of most asset-backed securities depends primarily on the credit quality of the assets underlying such securities, how well the entity issuing the security is insulated from the credit risk of the originator or any other affiliated entities, and the amount and quality of any credit enhancement of the securities. Payments or distributions of principal and interest on asset-backed debt obligations may be supported by non-governmental credit enhancements including letters of credit, reserve funds, overcollateralization, and guarantees by third parties. The market for privately issued asset-backed debt obligations is smaller and less liquid than the market for government sponsored mortgage-backed securities. (See also Derivative Instruments.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with mortgage- and asset-backed securities include:
Call/Prepayment Risk, Credit Risk, Interest Rate Risk, Liquidity Risk, and Management Risk.

Mortgage Dollar Rolls

Mortgage dollar rolls are investments whereby an investor would sell mortgage-backed securities for delivery in the current month and simultaneously contract to purchase substantially similar securities on a specified future date. While an investor would forego principal and interest paid on the mortgage-backed securities during the roll period, the investor would be compensated by the difference between the current sales price and the lower price for the future purchase as well as by any interest earned on the proceeds of the initial sale. The investor also could be compensated through the receipt of fee income equivalent to a lower forward price.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with mortgage dollar rolls include: Credit Risk, Interest Rate Risk, and Management Risk.

Municipal Obligations

Municipal obligations include debt obligations issued by or on behalf of states, territories, possessions, or sovereign nations within the territorial boundaries of the United States (including the District of Columbia and Puerto Rico). The interest on these obligations is generally exempt from federal income tax. Municipal obligations are generally classified as either "general obligations" or "revenue obligations."

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


General obligation bonds are secured by the issuer's pledge of its full faith, credit, and taxing power for the payment of interest and principal. Revenue bonds are payable only from the revenues derived from a project or facility or from the proceeds of a specified revenue source. Industrial development bonds are generally revenue bonds secured by payments from and the credit of private users. Municipal notes are issued to meet the short-term funding requirements of state, regional, and local governments. Municipal notes include tax anticipation notes, bond anticipation notes, revenue anticipation notes, tax and revenue anticipation notes, construction loan notes, short-term discount notes, tax-exempt commercial paper, demand notes, and similar instruments.

Municipal lease obligations may take the form of a lease, an installment purchase, or a conditional sales contract. They are issued by state and local governments and authorities to acquire land, equipment, and facilities. An investor may purchase these obligations directly, or it may purchase participation interests in such obligations. Municipal leases may be subject to greater risks than general obligation or revenue bonds. State constitutions and statutes set forth requirements that states or municipalities must meet in order to issue municipal obligations. Municipal leases may contain a covenant by the state or municipality to budget for and make payments due under the obligation. Certain municipal leases may, however, provide that the issuer is not obligated to make payments on the obligation in future years unless funds have been appropriated for this purpose each year.

Yields on municipal bonds and notes depend on a variety of factors, including money market conditions, municipal bond market conditions, the size of a particular offering, the maturity of the obligation, and the rating of the issue. The municipal bond market has a large number of different issuers, many having smaller sized bond issues, and a wide choice of different maturities within each issue. For these reasons, most municipal bonds do not trade on a daily basis and many trade only rarely. Because many of these bonds trade infrequently, the spread between the bid and offer may be wider and the time needed to develop a bid or an offer may be longer than other security markets. See the appendix for a discussion of securities ratings. (See also Debt Obligations.)

Taxable Municipal Obligations. There is another type of municipal obligation that is subject to federal income tax for a variety of reasons. These municipal obligations do not qualify for the federal income exemption because (a) they did not receive necessary authorization for tax-exempt treatment from state or local government authorities, (b) they exceed certain regulatory limitations on the cost of issuance for tax-exempt financing or (c) they finance public or private activities that do not qualify for the federal income tax exemption. These non-qualifying activities might include, for example, certain types of multi-family housing, certain professional and local sports facilities, refinancing of certain municipal debt, and borrowing to replenish a municipality's underfunded pension plan.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with municipal obligations include: Credit Risk, Event Risk, Inflation Risk, Interest Rate Risk, Legal/Legislative Risk, and Market Risk.

Preferred Stock

Preferred stock is a type of stock that pays dividends at a specified rate and that has preference over common stock in the payment of dividends and the liquidation of assets. Preferred stock does not ordinarily carry voting rights.

The price of a preferred stock is generally determined by earnings, type of products or services, projected growth rates, experience of management, liquidity, and general market conditions of the markets on which the stock trades.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with preferred stock include: Issuer Risk, Management Risk, and Market Risk.

Real Estate Investment Trusts

Real estate investment trusts (REITs) are entities that manage a portfolio of real estate to earn profits for their shareholders. REITs can make investments in real estate such as shopping centers, nursing homes, office buildings, apartment complexes, and hotels. REITs can be subject to extreme volatility due to fluctuations in the demand for real estate, changes in interest rates, and adverse economic conditions. Additionally, the failure of a REIT to continue to qualify as a REIT for tax purposes can materially affect its value.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with REITs include: Issuer Risk, Management Risk, and Market Risk.

Repurchase Agreements

The Fund may enter into repurchase agreements with certain banks or non-bank dealers. In a repurchase agreement, the Fund buys a security at one price, and at the time of sale, the seller agrees to repurchase the obligation at a mutually agreed upon time and price (usually within seven days). The repurchase agreement thereby determines the yield during the purchaser's holding period, while the seller's obligation to repurchase is secured by the value of the underlying security. Repurchase agreements could involve certain risks in the event of a default or insolvency of the other party to the agreement, including possible delays or restrictions upon the Fund's ability to dispose of the underlying securities.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with repurchase agreements include: Credit Risk and Management Risk.

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


Reverse Repurchase Agreements

In a reverse repurchase agreement, the investor would sell a security and enter into an agreement to repurchase the security at a specified future date and price. The investor generally retains the right to interest and principal payments on the security. Since the investor receives cash upon entering into a reverse repurchase agreement, it may be considered a borrowing. (See also Derivative Instruments.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with reverse repurchase agreements include: Credit Risk, Interest Rate Risk, and Management Risk.

Short Sales

With short sales, an investor sells a security that it does not own in anticipation of a decline in the market value of the security. To complete the transaction, the investor must borrow the security to make delivery to the buyer. The investor is obligated to replace the security that was borrowed by purchasing it at the market price at the time of replacement. The price at such time may be more or less than the price at which the investor sold the security. A fund that is allowed to utilize short sales will designate cash or liquid securities to cover its open short positions. Those funds also may engage in "short sales against the box," a form of short-selling that involves selling a security that an investor owns (or has an unconditioned right to purchase) for delivery at a specified date in the future. This technique allows an investor to hedge protectively against anticipated declines in the market of its securities. If the value of the securities sold short increased between the date of the short sale and the date on which the borrowed security is replaced, the investor loses the opportunity to participate in the gain. A "short sale against the box" will result in a constructive sale of appreciated securities thereby generating capital gains to the Fund.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with short sales include: Management Risk and Market Risk.

Sovereign Debt

A sovereign debtor's willingness or ability to repay principal and pay interest in a timely manner may be affected by a variety of factors, including its cash flow situation, the extent of its reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor's policy toward international lenders, and the political constraints to which a sovereign debtor may be subject. (See also Foreign Securities.)

With respect to sovereign debt of emerging market issuers, investors should be aware that certain emerging market countries are among the largest debtors to commercial banks and foreign governments. At times, certain emerging market countries have declared moratoria on the payment of principal and interest on external debt.

Certain emerging market countries have experienced difficulty in servicing their sovereign debt on a timely basis that led to defaults and the restructuring of certain indebtedness.

Sovereign debt includes Brady Bonds, which are securities issued under the framework of the Brady Plan, an initiative announced by former U.S. Treasury Secretary Nicholas F. Brady in 1989 as a mechanism for debtor nations to restructure their outstanding external commercial bank indebtedness.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with sovereign debt include: Credit Risk, Foreign/Emerging Markets Risk, and Management Risk.

Structured Products

Structured products are over-the-counter financial instruments created specifically to meet the needs of one or a small number of investors. The instrument may consist of a warrant, an option, or a forward contract embedded in a note or any of a wide variety of debt, equity, and/or currency combinations. Risks of structured products include the inability to close such instruments, rapid changes in the market, and defaults by other parties. (See also Derivative Instruments.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with structured products include: Credit Risk, Liquidity Risk, and Management Risk.


Swap Agreements

Swap agreements obligate one party to make payments to the other party based on the change in the market value of an index or other asset. In return, the other party agrees to make payments to the first party based on the return of another index or asset. Swap agreements entail the risk that a party will default on its payment obligations.

Interest Rate Swaps. Interest rate swap agreements are used to obtain or preserve a desired return or spread at a lower cost than through a direct investment in an instrument that yields the desired return or spread. Swaps also may protect against changes in the price of securities that an investor anticipates buying or selling at a later date. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to several years. In a standard interest rate swap transaction,


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



two parties agree to exchange their respective commitments to pay fixed or floating rates on a predetermined notional amount. The swap agreement notional amount is the predetermined basis for calculating the obligations that the swap counterparties have agreed to exchange. Under most swap agreements, the obligations of the parties are exchanged on a net basis. The two payment streams are netted out, with each party receiving or paying, as the case may be, only the net amount of the two payments.

Swap agreements are usually entered into at a zero net market value of the swap agreement commitments. The market values of the underlying commitments will change over time resulting in one of the commitments being worth more than the other and the net market value creating a risk exposure for one counterparty to the other.

Swap agreements may include embedded interest rate caps, floor and collars. In interest rate cap transactions, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or cap. Interest rate floor transactions require one party, in exchange for a premium to agree to make payments to the other to the extent that interest rates fall below a specified level, or floor. In interest rate collar transactions, one party sells a cap and purchases a floor, or vice versa, in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels or collar amounts.

Swap agreements are traded in the over-the-counter market and may be considered to be illiquid. The Fund will enter into interest rate swap agreements only if the claims-paying ability of the other party or its guarantor is considered to be investment grade by the Advisor. Generally, the unsecured senior debt or the claims-paying ability of the other party or its guarantor must be rated in one of the three highest rating categories of at least one NRSRO at the time of entering into the transaction. If there is a default by the other party to such a transaction, the Fund will have to rely on its contractual remedies (which may be limited by bankruptcy, insolvency or similar laws) pursuant to the agreements related to the transaction. In certain circumstances, the Fund may seek to minimize counterparty risk by requiring the counterparty to post collateral.

Currency Swaps. Currency swaps are similar to interest rate swaps, except that they involve currencies instead of interest rates.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with swaps include: Liquidity Risk, Credit Risk and Correlation Risk.


Variable- or Floating-Rate Securities

The Fund may invest in securities that offer a variable- or floating-rate of interest. Variable-rate securities provide for automatic establishment of a new interest rate at fixed intervals (e.g., daily, monthly, semiannually, etc.). Floating-rate securities generally provide for automatic adjustment of the interest rate whenever some specified interest rate index changes.

Variable- or floating-rate securities frequently include a demand feature enabling the holder to sell the securities to the issuer at par. In many cases, the demand feature can be exercised at any time. Some securities that do not have variable or floating interest rates may be accompanied by puts producing similar results and price characteristics.

Variable-rate demand notes include master demand notes that are obligations that permit the Fund to invest fluctuating amounts, which may change daily without penalty, pursuant to direct arrangements between the Fund as lender, and the borrower. The interest rates on these notes fluctuate from time to time. The issuer of such obligations normally has a corresponding right, after a given period, to prepay in its discretion the outstanding principal amount of the obligations plus accrued interest upon a specified number of days' notice to the holders of such obligations. Because these obligations are direct lending arrangements between the lender and borrower, it is not contemplated that such instruments generally will be traded. There generally is not an established secondary market for these obligations. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, the Fund's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. Such obligations frequently are not rated by credit rating agencies and may involve heightened risk of default by the issuer.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with variable- or floating-rate securities include:
Credit Risk and Management Risk.

Warrants

Warrants are securities giving the holder the right, but not the obligation, to buy the stock of an issuer at a given price (generally higher than the value of the stock at the time of issuance) during a specified period or perpetually. Warrants may be acquired separately or in connection with the acquisition of securities. Warrants do not carry with them the right to dividends or voting rights and they do not represent any rights in the assets of the issuer. Warrants may be considered to have more speculative characteristics than certain other types of investments. In addition, the value of a warrant does not necessarily change with the value of the underlying securities, and a warrant ceases to have value if it is not exercised prior to its expiration date.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with warrants include: Management Risk and Market Risk.



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When-Issued Securities and Forward Commitments

When-issued securities and forward commitments involve a commitment to purchase or sell specific securities at a predetermined price or yield in which payment and delivery take place after the customary settlement period for that type of security. Normally, the settlement date occurs within 45 days of the purchase although in some cases settlement may take longer. The investor does not pay for the securities or receive dividends or interest on them until the contractual settlement date. Such instruments involve the risk of loss if the value of the security to be purchased declines prior to the settlement date and the risk that the security will not be issued as anticipated. If the security is not issued as anticipated, the Fund may lose the opportunity to obtain a price and yield considered to be advantageous.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with when-issued securities and forward commitments include: Credit Risk and Management Risk.

Zero-Coupon, Step-Coupon, and Pay-in-Kind Securities

These securities are debt obligations that do not make regular cash interest payments (see also Debt Obligations). Zero-coupon and step-coupon securities are sold at a deep discount to their face value because they do not pay interest until maturity. Pay-in-kind securities pay interest through the issuance of additional securities. Because these securities do not pay current cash income, the price of these securities can be extremely volatile when interest rates fluctuate. See the appendix for a discussion of securities ratings.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with zero-coupon, step-coupon, and pay-in-kind securities include: Credit Risk, Interest Rate Risk, and Management Risk.


The Fund cannot issue senior securities but this does not prohibit certain investment activities for which assets of the Fund are set aside, or margin, collateral or escrow arrangements are established, to cover the related obligations. Examples of those activities include borrowing money, delayed-delivery and when-issued securities transactions, and contracts to buy or sell options, derivatives, and hedging instruments.


Security Transactions

Subject to policies set by the board, AEFC is authorized to determine, consistent with the Fund's investment goal and policies, which securities will be purchased, held, or sold. The description of policies and procedures in this section also applies to any Fund subadviser. In determining where the buy and sell orders are to be placed, AEFC has been directed to use its best efforts to obtain the best available price and the most favorable execution except where otherwise authorized by the board. In selecting broker-dealers to execute transactions, AEFC may consider the price of the security, including commission or mark-up, the size and difficulty of the order, the reliability, integrity, financial soundness, and general operation and execution capabilities of the broker, the broker's expertise in particular markets, and research services provided by the broker.

The Fund, AEFC, any subadviser and American Express Financial Advisors Inc. (the Distributor) each have a strict Code of Ethics that prohibits affiliated personnel from engaging in personal investment activities that compete with or attempt to take advantage of planned portfolio transactions for the Fund.

The Fund's securities may be traded on a principal rather than an agency basis. In other words, AEFC will trade directly with the issuer or with a dealer who buys or sells for its own account, rather than acting on behalf of another client. AEFC does not pay the dealer commissions. Instead, the dealer's profit, if any, is the difference, or spread, between the dealer's purchase and sale price for the security.

On occasion, it may be desirable to compensate a broker for research services or for brokerage services by paying a commission that might not otherwise be charged or a commission in excess of the amount another broker might charge. The board has adopted a policy authorizing AEFC to do so to the extent authorized by law, if AEFC determines, in good faith, that such commission is reasonable in relation to the value of the brokerage or research services provided by a broker or dealer, viewed either in the light of that transaction or AEFC's overall responsibilities with respect to the Fund and the other American Express mutual funds for which it acts as investment manager.

Research provided by brokers supplements AEFC's own research activities. Such services include economic data on, and analysis of, U.S. and foreign economies; information on specific industries; information about specific companies, including earnings estimates; purchase recommendations for stocks and bonds; portfolio strategy services; political, economic, business, and industry trend assessments; historical statistical information; market data services providing information on specific issues and prices; and technical analysis of various aspects of the securities markets, including technical charts. Research services may take the form of written reports, computer software, or personal contact by telephone or at seminars or other meetings. AEFC has obtained, and in the future may obtain, computer hardware from brokers, including but not limited to personal computers that will be used exclusively for investment decision-making purposes, which include the research, portfolio management, and trading functions and other services to the extent permitted under an interpretation by the SEC.

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


When paying a commission that might not otherwise be charged or a commission in excess of the amount another broker might charge, AEFC must follow procedures authorized by the board. To date, three procedures have been authorized. One procedure permits AEFC to direct an order to buy or sell a security traded on a national securities exchange to a specific broker for research services it has provided. The second procedure permits AEFC, in order to obtain research, to direct an order on an agency basis to buy or sell a security traded in the over-the-counter market to a firm that does not make a market in that security. The commission paid generally includes compensation for research services. The third procedure permits AEFC, in order to obtain research and brokerage services, to cause the Fund to pay a commission in excess of the amount another broker might have charged. AEFC has advised the Fund that it is necessary to do business with a number of brokerage firms on a continuing basis to obtain such services as the handling of large orders, the willingness of a broker to risk its own money by taking a position in a security, and the specialized handling of a particular group of securities that only certain brokers may be able to offer. As a result of this arrangement, some portfolio transactions may not be effected at the lowest commission, but AEFC believes it may obtain better overall execution. AEFC has represented that under all three procedures the amount of commission paid will be reasonable and competitive in relation to the value of the brokerage services performed or research provided.

All other transactions will be placed on the basis of obtaining the best available price and the most favorable execution. In so doing, if in the professional opinion of the person responsible for selecting the broker or dealer, several firms can execute the transaction on the same basis, consideration will be given by such person to those firms offering research services. Such services may be used by AEFC in providing advice to all American Express mutual funds even though it is not possible to relate the benefits to any particular fund.

Each investment decision made for the Fund is made independently from any decision made for another portfolio, fund, or other account advised by AEFC or any of its subsidiaries. When the Fund buys or sells the same security as another portfolio, fund, or account, AEFC carries out the purchase or sale in a way the Fund agrees in advance is fair. Although sharing in large transactions may adversely affect the price or volume purchased or sold by the Fund, the Fund hopes to gain an overall advantage in execution. On occasion, the Fund may purchase and sell a security simultaneously in order to profit from short-term price disparities.

On a periodic basis, AEFC makes a comprehensive review of the broker-dealers and the overall reasonableness of their commissions. The review evaluates execution, operational efficiency, and research services.


The Fund paid total brokerage commissions of $2,987,610 for fiscal year ended Sept. 30, 2003, $3,970,853 for fiscal year 2002, and $6,800,789 for fiscal year
2001. Substantially all firms through whom transactions were executed provide research services.

In fiscal year 2003, transactions amounting to $3,844,411, on which $7,155 in commissions were imputed or paid, were specifically directed to firms in exchange for research services.

No transactions were directed to brokers because of research services they provided to the Fund except for the affiliates as noted below.

As of the end of the most recent fiscal year, the Fund held securities of its regular brokers or dealers or of the parent of those brokers or dealers that derived more than 15% of gross revenue from securities-related activities as presented below:

                                                Value of securities
Name of issuer                              owned at end of fiscal year
Citigroup                                          $55,977,300
FleetBoston Financial                               17,034,750
J.P. Morgan Chase                                   11,043,961
Lehman Brothers Holdings                             9,705,740
Merrill Lynch & Co.                                 24,297,267
Morgan Stanley                                      26,178,648


The portfolio turnover rate was 38% in the most recent fiscal year, and 40% in the year before.




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Brokerage Commissions Paid to Brokers Affiliated with American Express Financial
Corporation

Affiliates of American Express Company (of which AEFC is a wholly-owned subsidiary) may engage in brokerage and other securities transactions on behalf of the Fund according to procedures adopted by the board and to the extent consistent with applicable provisions of the federal securities laws. Subject to approval by the board, the same conditions apply to transactions with broker-dealer affiliates of any subadviser. AEFC will use an American Express affiliate only if (i) AEFC determines that the Fund will receive prices and executions at least as favorable as those offered by qualified independent brokers performing similar brokerage and other services for the Fund and (ii) the affiliate charges the Fund commission rates consistent with those the affiliate charges comparable unaffiliated customers in similar transactions and if such use is consistent with terms of the Investment Management Services Agreement.


Information about brokerage commissions paid by the Fund for the last three fiscal years to brokers affiliated with AEFC is contained in the following table:

As of the end of fiscal year                            2003                                    2002                2001
                                                                           Percent of
                                                                        aggregate dollar
                                                                            amount of
                                 Aggregate dollar      Percent of         transactions     Aggregate dollar   Aggregate dollar
                                     amount of          aggregate           involving          amount of          amount of
                  Nature of         commissions         brokerage          payment of         commissions        commissions
Broker           affiliation      paid to broker       commissions         commissions      paid to broker     paid to broker
American         Wholly-owned        $73,410*             2.46%              4.15%             $53,400*           $20,283*
Enterprise       subsidiary of
Investment.      AEFC
Services Inc

* Represents brokerage clearing fees.


--------------------------------------------------------------------------------
24   --   AXP INVESTMENT SERIES, INC.-- AXP DIVERSIFIED EQUITY INCOME FUND

Valuing Fund Shares

As of the end of the most recent fiscal year, the computation looked like this:

              Net assets                Shares outstanding          Net asset value of one share
Class A    $1,539,449,841   divided by     189,173,571      equals                $8.14
Class B       629,369,251                   77,543,608                             8.12
Class C        19,625,721                    2,419,557                             8.11
Class Y        50,056,794                    6,148,334                             8.14


In determining net assets before shareholder transactions, the Fund's securities are valued as follows as of the close of business of the New York Stock Exchange (the Exchange):

o Securities traded on a securities exchange for which a last-quoted sales price is readily available are valued at the last-quoted sales price on the exchange where such security is primarily traded.

o Securities traded on a securities exchange for which a last-quoted sales price is not readily available are valued at the mean of the closing bid and asked prices, looking first to the bid and asked prices on the exchange where the security is primarily traded and, if none exist, to the over-the-counter market.

o Securities included in the NASDAQ National Market System are valued at the last-quoted sales price in this market.

o Securities included in the NASDAQ National Market System for which a last-quoted sales price is not readily available, and other securities traded over-the-counter but not included in the NASDAQ National Market System are valued at the mean of the closing bid and asked prices.

o Futures and options traded on major exchanges are valued at the last-quoted sales price on their primary exchange.

o Foreign securities traded outside the United States are generally valued as of the time their trading is complete, which is usually different from the close of the Exchange. Foreign securities quoted in foreign currencies are translated into U.S. dollars at the current rate of exchange.


o Occasionally, events affecting the value of securities occur between the time the primary market on which the securities are traded and the close of the Exchange. If events materially affect the value of securities, the securities will be valued at their fair value according to procedures decided upon in good faith by the board. This occurs most commonly with foreign securities, but may occur in other cases. The fair value of a security is likely to be different from the quoted or published price.


o Short-term securities maturing more than 60 days from the valuation date are valued at the readily available market price or approximate market value based on current interest rates. Short-term securities maturing in 60 days or less that originally had maturities of more than 60 days at acquisition date are valued at amortized cost using the market value on the 61st day before maturity. Short-term securities maturing in 60 days or less at acquisition date are valued at amortized cost. Amortized cost is an approximation of market value determined by systematically increasing the carrying value of a security if acquired at a discount, or reducing the carrying value if acquired at a premium, so that the carrying value is equal to maturity value on the maturity date.

o Securities without a readily available market price and other assets are valued at fair value as determined in good faith by the board. The board is responsible for selecting methods it believes provide fair value. When possible, bonds are valued by a pricing service independent from the Fund. If a valuation of a bond is not available from a pricing service, the bond will be valued by a dealer knowledgeable about the bond if such a dealer is available.



--------------------------------------------------------------------------------
25   --   AXP INVESTMENT SERIES, INC.-- AXP DIVERSIFIED EQUITY INCOME FUND

Proxy Voting

GENERAL GUIDELINES

The Fund upholds a long tradition of sound and principled corporate governance. For approximately 30 years, the Board of Directors, which consists of a majority of independent directors, has voted proxies. General guidelines are:

o Corporate governance matters -- The board supports proxy proposals that require changes or encourage decisions that have been shown to add shareholder value over time and votes against proxy proposals that entrench management.

o Changes in capital structure -- The board votes for amendments to corporate documents that strengthen the financial condition of a business.

o Stock option plans and other management compensation issues -- The board expects thoughtful consideration to be given by a company's management to developing a balanced compensation structure providing competitive current income with long-term employee incentives directly tied to the interest of shareholders and votes against proxy proposals that dilute shareholder value excessively.

o Social and corporate policy issues -- The board believes that proxy proposals should address the business interests of the corporation.

Each proposal is viewed in light of the circumstances of the company submitting the proposal.

POLICY AND PROCEDURES

The policy of the board is to vote all proxies of the companies in which the Fund holds investments, ensuring there are no conflicts between interests of Fund shareholders and those of the Fund's investment manager, AEFC.

The recommendation of the management of a company as set out in the company's proxy statement is considered. In each instance in which the Fund votes against the recommendation, the board sends a letter to senior management of the company explaining the basis for its vote. This has permitted both the company's management and the Fund's board to gain better insight into issues presented by proxy proposals. In the case of foreign corporations, proxies of companies located in some countries may not be voted due to requirements of locking up the voting shares and when time constraints prohibit the processing of proxies.

From time to time a proxy proposal is presented that has not been previously considered by the board or that AEFC recommends be voted different from the votes cast for similar proposals. In making recommendations to the board about voting on a proposal, AEFC relies on its own investment personnel and information obtained from outside resources, including Institutional Shareholder Services (ISS). AEFC makes the recommendation in writing. The process established by the board to vote proxies requires that either board members or officers who are independent from AEFC consider the recommendation and decide how to vote the proxy proposal.

PROXY VOTING RECORD

The proxy voting record will be made available on a quarterly basis after the end of the quarter for all companies whose shareholders meetings were completed during the quarter. The information is on a website maintained by ISS and can be accessed through the American Express Company's web page, www.americanexpress.com beginning Jan. 1, 2004. For anyone seeking information on how the Fund voted all proxies during a year, the information can be obtained after Aug. 1, 2004 without cost:

o    On the ISS website www.americanexpress.com/funds

o On a web site maintained by the Securities and Exchange Commission, www.sec.gov

o    By calling the Fund's administrator, Board Services Corporation, collect at
     (612) 330-9283.




--------------------------------------------------------------------------------
26   --   AXP INVESTMENT SERIES, INC.-- AXP DIVERSIFIED EQUITY INCOME FUND

Investing in the Fund

SALES CHARGE

Investors should understand that the purpose and function of the initial sales charge and distribution fee for Class A shares is the same as the purpose and function of the CDSC and distribution fee for Class B and Class C shares. The sales charges and distribution fees applicable to each class pay for the distribution of shares of the Fund.


Shares of the Fund are sold at the public offering price. The public offering price is the NAV of one share adjusted for the sales charge for Class A. For Class B, Class C, Class I and Class Y, there is no initial sales charge so the public offering price is the same as the NAV. Using the sales charge schedule in the table below, for Class A, the public offering price for an investment of less than $50,000, made on the last day of the most recent fiscal year, was determined by dividing the NAV of one share, $8.14, by 0.9425 (1.00 - 0.0575) for a maximum 5.75% sales charge for a public offering price of $8.64. The sales charge is paid to the Distributor by the person buying the shares.


Class A -- Calculation of the Sales Charge
Sales charges are determined as follows:


                                 Sales charge as a percentage of:
Total market value     Public offering price             Net amount invested
Up to $49,999                    5.75%                             6.10%
$50,000-$99,999                  4.75                              4.99
$100,000-$249,999                3.50                              3.63
$250,000-$499,999                2.50                              2.56
$500,000-$999,999                2.00                              2.04
$1,000,000 or more               0.00                              0.00



The initial sales charge is waived for certain qualified plans. Participants in these qualified plans may be subject to a deferred sales charge on certain redemptions. The Fund will waive the deferred sales charge on certain redemptions if the redemption is a result of a participant's death, disability, retirement, attaining age 59 1/2, loans, or hardship withdrawals. The deferred sales charge varies depending on the number of participants in the qualified plan and total plan assets as follows:

Deferred Sales Charge
                                       Number of participants
Total plan assets                 1-99                       100 or more
Less than $1 million               4%                            0%
$1 million or more                 0%                            0%

Class A -- Reducing the Sales Charge

The market value of your investments in the Fund determines your sales charge. For example, suppose you have made an investment that now has a value of $20,000 and you later decide to invest $40,000 more. The value of your investments would be $60,000. As a result, your $40,000 investment qualifies for the lower 4.75% sales charge that applies to investments of more than $50,000 and up to $100,000. If you qualify for a reduced sales charge and purchase shares through different channels (for example, in a brokerage account and also directly from the Fund), you must inform the Distributor of your total holdings when placing any purchase orders.

Class A -- Letter of Intent (LOI)


If you intend to invest more than $50,000 over a period of time, you can reduce the sales charge in Class A by filing a LOI and committing to invest a certain amount. The agreement can start at any time and you will have up to 13 months to fulfill your commitment. The LOI start date can be backdated by up to 90 days. Your holdings in American Express mutual funds acquired more than 90 days before receipt of your signed LOI in the home office will not be counted towards the completion of the LOI. Your investments will be charged the sales charge that applies to the amount you have committed to invest. Five percent of the commitment amount will be placed in escrow. If your commitment amount is reached within the 13-month period, the LOI will end and the shares will be released from escrow. Once the LOI has ended, future sales charges will be determined by the total value of the new investment combined with the market value of the existing American Express mutual fund investments. If you do not invest the commitment amount by the end of the 13 months, the remaining unpaid sales charge will be redeemed from the escrowed shares and the remaining balance released from escrow. The commitment amount does not include purchases in any class of


--------------------------------------------------------------------------------
27   --   AXP INVESTMENT SERIES, INC.-- AXP DIVERSIFIED EQUITY INCOME FUND

American Express mutual funds other than Class A; purchases in American Express mutual funds held within a wrap product; and purchases of AXP Cash Management Fund and AXP Tax-Free Money Fund unless they are subsequently exchanged to Class A shares of an American Express mutual fund within the 13 month period. A LOI is not an option (absolute right) to buy shares. If you purchase shares in an American Express brokerage account or through a third party, you must inform the Distributor about the LOI when placing any purchase orders during the period of the LOI.


Class Y Shares

Class Y shares are offered to certain institutional investors. Class Y shares are sold without a front-end sales charge or a CDSC and are not subject to a distribution fee. The following investors are eligible to purchase Class Y shares:

o    Qualified employee benefit plans* if the plan:

     o uses a daily transfer recordkeeping service offering participants daily access to American Express mutual funds and has

          o    at least $10 million in plan assets or

          o    500 or more participants; or

     o    does not use daily transfer recordkeeping and has

          o    at least $3 million invested in American Express mutual funds or

          o    500 or more participants.

o Trust companies or similar institutions, and charitable organizations that meet the definition in Section 501(c)(3) of the Internal Revenue Code.* These institutions must have at least $10 million in American Express mutual funds.

o Nonqualified deferred compensation plans* whose participants are included in a qualified employee benefit plan described above.

o State sponsored college savings plans established under Section 529 of the Internal Revenue Code.

* Eligibility must be determined in advance. To do so, contact your financial advisor.

SYSTEMATIC INVESTMENT PROGRAMS


You decide how often to make payments -- monthly, quarterly, or semiannually. Provided your account meets the minimum balance requirements, you are not obligated to make any payments. You can omit payments or discontinue the investment program altogether. The Fund also can change the program or end it at any time.


AUTOMATIC DIRECTED DIVIDENDS

Dividends, including capital gain distributions, paid by another American Express mutual fund may be used to automatically purchase shares in the same class of this Fund. Dividends may be directed to existing accounts only. Dividends declared by a fund are exchanged to this Fund the following day. Dividends can be exchanged into the same class of another American Express mutual fund but cannot be split to make purchases in two or more funds. Automatic directed dividends are available between accounts of any ownership except:

o Between a non-custodial account and an IRA, or 401(k) plan account or other qualified retirement account of which American Express Trust Company acts as custodian;

o    Between  two  American  Express  Trust  Company  custodial   accounts  with
     different owners (for example, you may not exchange dividends from your IRA to the IRA of your spouse); and

o Between different kinds of custodial accounts with the same ownership (for example, you may not exchange dividends from your IRA to your 401(k) plan account, although you may exchange dividends from one IRA to another IRA).

Dividends may be directed from accounts established under the Uniform Gifts to Minors Act (UGMA) or Uniform Transfers to Minors Act (UTMA) only into other UGMA or UTMA accounts with identical ownership.

The Fund's investment goal is described in its prospectus along with other information, including fees and expense ratios. Before exchanging dividends into another fund, you should read that fund's prospectus. You will receive a confirmation that the automatic directed dividend service has been set up for your account.

REJECTION OF BUSINESS

The Fund or AECSC reserves the right to reject any business, in its sole discretion.



--------------------------------------------------------------------------------
28   --   AXP INVESTMENT SERIES, INC.-- AXP DIVERSIFIED EQUITY INCOME FUND

Selling Shares

You have a right to sell your shares at any time. For an explanation of sales procedures, please see the prospectus.

During an emergency, the board can suspend the computation of NAV, stop accepting payments for purchase of shares, or suspend the duty of the Fund to redeem shares for more than seven days. Such emergency situations would occur if:

o The Exchange closes for reasons other than the usual weekend and holiday closings or trading on the Exchange is restricted, or

o Disposal of the Fund's securities is not reasonably practicable or it is not reasonably practicable for the Fund to determine the fair value of its net assets, or

o The SEC, under the provisions of the 1940 Act, declares a period of emergency to exist.

Should the Fund stop selling shares, the board may make a deduction from the value of the assets held by the Fund to cover the cost of future liquidations of the assets so as to distribute fairly these costs among all shareholders.

The Fund has elected to be governed by Rule 18f-1 under the 1940 Act, which obligates the Fund to redeem shares in cash, with respect to any one shareholder during any 90-day period, up to the lesser of $250,000 or 1% of the net assets of the Fund at the beginning of the period. Although redemptions in excess of this limitation would normally be paid in cash, the Fund reserves the right to make these payments in whole or in part in securities or other assets in case of an emergency, or if the payment of a redemption in cash would be detrimental to the existing shareholders of the Fund as determined by the board. In these circumstances, the securities distributed would be valued as set forth in this SAI. Should the Fund distribute securities, a shareholder may incur brokerage fees or other transaction costs in converting the securities to cash.

Pay-out Plans

You can use any of several pay-out plans to redeem your investment in regular installments. If you redeem shares, you may be subject to a contingent deferred sales charge as discussed in the prospectus. While the plans differ on how the pay-out is figured, they all are based on the redemption of your investment. Net investment income dividends and any capital gain distributions will automatically be reinvested, unless you elect to receive them in cash. If you are redeeming a tax-qualified plan account for which American Express Trust Company acts as custodian, you can elect to receive your dividends and other distributions in cash when permitted by law. If you redeem an IRA or a qualified retirement account, certain restrictions, federal tax penalties, and special federal income tax reporting requirements may apply. You should consult your tax advisor about this complex area of the tax law.

Applications for a systematic investment in a class of the Fund subject to a sales charge normally will not be accepted while a pay-out plan for any of those funds is in effect. Occasional investments, however, may be accepted.

To start any of these plans, please consult your selling agent or write American Express Client Service Corporation, 70100 AXP Financial Center, Minneapolis, MN 55474, or call (800) 437-3133. Your authorization must be received at least five days before the date you want your payments to begin. The initial payment must be at least $50. Payments will be made on a monthly, bimonthly, quarterly, semiannual, or annual basis. Your choice is effective until you change or cancel it.

The following pay-out plans are designed to take care of the needs of most shareholders in a way AEFC can handle efficiently and at a reasonable cost. If you need a more irregular schedule of payments, it may be necessary for you to make a series of individual redemptions, in which case you will have to send in a separate redemption request for each pay-out. The Fund reserves the right to change or stop any pay-out plan and to stop making such plans available.

Plan #1: Pay-out for a fixed period of time

If you choose this plan, a varying number of shares will be redeemed at regular intervals during the time period you choose. This plan is designed to end in complete redemption of all shares in your account by the end of the fixed period.

Plan #2: Redemption of a fixed number of shares

If you choose this plan, a fixed number of shares will be redeemed for each payment and that amount will be sent to you. The length of time these payments continue is based on the number of shares in your account.

Plan #3: Redemption of a fixed dollar amount

If you decide on a fixed dollar amount, whatever number of shares is necessary to make the payment will be redeemed in regular installments until the account is closed.



--------------------------------------------------------------------------------
29   --   AXP INVESTMENT SERIES, INC.-- AXP DIVERSIFIED EQUITY INCOME FUND

Plan #4: Redemption of a percentage of net asset value

Payments are made based on a fixed percentage of the net asset value of the shares in the account computed on the day of each payment. Percentages range from 0.25% to 0.75%. For example, if you are on this plan and arrange to take 0.5% each month, you will get $50 if the value of your account is $10,000 on the payment date.


Capital Loss Carryover

For federal income tax purposes, the Fund had total capital loss carryovers of $167,450,451 at the end of the most recent fiscal year, that if not offset by subsequent capital gains will expire as follows:

                2010                2011
             $13,524,567        $153,925,884


It is unlikely that the board will authorize a distribution of any net realized capital gains until the available capital loss carryover has been offset or has expired except as required by Internal Revenue Service rules.


Taxes

For tax purposes, an exchange is considered a sale and purchase, and may result in a gain or loss. A sale is a taxable transaction. If you sell shares for less than their cost, the difference is a capital loss. If you sell shares for more than their cost, the difference is a capital gain. Your gain may be short term (for shares held for one year or less) or long term (for shares held more than one year).

If you buy Class A shares and within 91 days exchange into another fund, you may not include the sales charge in your calculation of tax gain or loss on the sale of the first fund you purchased. The sales charge may be included in the calculation of your tax gain or loss on a subsequent sale of the second fund you purchased.

For example


You purchase 100 shares of one fund having a public offering price of $10.00 per share. With a sales load of 5.75%, you pay $57.50 in sales load. With a NAV of $9.425 per share, the value of your investment is $942.50. Within 91 days of purchasing that fund, you decide to exchange out of that fund, now at a NAV of $11.00 per share, up from the original NAV of $9.425, and purchase into a second fund, at a NAV of $15.00 per share. The value of your investment is now $1,100.00 ($11.00 x 100 shares). You cannot use the $57.50 paid as a sales load when calculating your tax gain or loss in the sale of the first fund shares. So instead of having a $100.00 gain ($1,100.00 - $1,000.00), you have a $157.50 gain ($1,100.00 - $942.50). You can include the $57.50 sales load in the calculation of your tax gain or loss when you sell shares in the second fund.

If you have a nonqualified investment in the Fund and you wish to move part or all of those shares to an IRA or qualified retirement account in the Fund, you can do so without paying a sales charge. However, this type of exchange is considered a redemption of shares and may result in a gain or loss for tax purposes. In addition, this type of exchange may result in an excess contribution under IRA or qualified plan regulations if the amount exchanged exceeds annual contribution limitations. You should consult your tax advisor for further details about this complex subject.

Net investment income dividends received should be treated as dividend income for federal income tax purposes. Corporate shareholders are generally entitled to a deduction equal to 70% of that portion of the Fund's dividend that is attributable to dividends the Fund received from domestic (U.S.) securities. For the most recent fiscal year, 100% of the Fund's net investment income dividends qualified for the corporate deduction.

Under provisions of the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the Act), the maximum tax paid on dividends by individuals is reduced to 15% (5% for taxpayers in the 10% and 15% brackets) for tax years 2003 through 2008. The Act also reduces the maximum capital gain rate for securities sold on or after May 6, 2003 through 2008 from 20% to 15% (5% for taxpayers in the 10% and 15% brackets).

The Act provides that only certain qualified dividend income (QDI) will be subject to the 15%/5% tax rate. QDI is dividends earned from domestic corporations and qualified foreign corporations. Qualified foreign corporations are corporations incorporated in a U.S. possession, corporations whose stock is readily tradable on an established U.S. securities market (ADRs), and certain other corporations eligible for relief under an income tax treaty with the U.S. that includes an exchange of information agreement (except Barbados). Excluded are passive foreign investment companies (PFICs), foreign investment companies and foreign personal holding companies. Holding periods for shares must also be met to be eligible for QDI treatment (60 days for stock and 90 days for preferreds). The QDI for individuals for the most recent fiscal year was 100%.



--------------------------------------------------------------------------------
30   --   AXP INVESTMENT SERIES, INC.-- AXP DIVERSIFIED EQUITY INCOME FUND

The Fund may be subject to U.S. taxes resulting from holdings in a passive foreign investment company (PFIC). A foreign corporation is a PFIC when 75% or more of its gross income for the taxable year is passive income or 50% or more of the average value of its assets consists of assets that produce or could produce passive income.

Income earned by the Fund may have had foreign taxes imposed and withheld on it in foreign countries. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes. If more than 50% of the Fund's total assets at the close of its fiscal year consists of securities of foreign corporations, the Fund will be eligible to file an election with the Internal Revenue Service under which shareholders of the Fund would be required to include their pro rata portions of foreign taxes withheld by foreign countries as gross income in their federal income tax returns. These pro rata portions of foreign taxes withheld may be taken as a credit or deduction in computing the shareholders' federal income taxes. If the election is filed, the Fund will report to its shareholders the per share amount of such foreign taxes withheld and the amount of foreign tax credit or deduction available for federal income tax purposes.


Capital gain distributions, if any, received by shareholders should be treated as long-term capital gains regardless of how long shareholders owned their shares. Short-term capital gains earned by the Fund are paid to shareholders as part of their ordinary income dividend and are taxable. Special rates on capital gains may apply to sales of precious metals, if any, owned directly by the Fund and to investments in REITs.


Under the Internal Revenue Code of 1986 (the Code), gains or losses attributable to fluctuations in exchange rates that occur between the time the Fund accrues interest or other receivables, or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities generally are treated as ordinary income or ordinary loss. Similarly, gains or losses on disposition of debt securities denominated in a foreign currency attributable to fluctuations in the value of the foreign currency between the date of acquisition of the security and the date of disposition also are treated as ordinary gains or losses. These gains or losses, referred to under the Code as "section 988" gains or losses, may increase or decrease the amount of the Fund's investment company taxable income to be distributed to its shareholders as ordinary income.

Under federal tax law, by the end of a calendar year the Fund must declare and pay dividends representing 98% of ordinary income for that calendar year and 98% of net capital gains (both long-term and short-term) for the 12-month period ending Oct. 31 of that calendar year. The Fund is subject to an excise tax equal to 4% of the excess, if any, of the amount required to be distributed over the amount actually distributed. The Fund intends to comply with federal tax law and avoid any excise tax.

The Internal Revenue Code imposes two asset diversification rules that apply to the Fund as of the close of each quarter. First, as to 50% of its holdings, the Fund may hold no more than 5% of its assets in securities of one issuer and no more than 10% of any one issuer's outstanding voting securities. Second, the Fund cannot have more than 25% of its assets in any one issuer.

For purposes of the excise tax distributions, "section 988" ordinary gains and losses are distributable based on an Oct. 31 year end. This is an exception to the general rule that ordinary income is paid based on a calendar year end.


If a mutual fund is the holder of record of any share of stock on the record date for any dividend payable with respect to the stock, the dividend will be included in gross income by the Fund as of the later of (1) the date the share became ex-dividend or (2) the date the Fund acquired the share. Because the dividends on some foreign equity investments may be received some time after the stock goes ex-dividend, and in certain rare cases may never be received by the Fund, this rule may cause the Fund to pay income to its shareholders that it has not actually received. To the extent that the dividend is never received, the Fund will take a loss at the time that a determination is made that the dividend will not be received. Distributions, if any, that are in excess of the Fund's current or accumulated earnings and profits will first reduce a shareholder's tax basis in the Fund and, after the basis is reduced to zero, will generally result in capital gains to a shareholder when the shares are sold.


This is a brief summary that relates to federal income taxation only. Shareholders should consult their tax advisor as to the application of federal, state, and local income tax laws to Fund distributions.



--------------------------------------------------------------------------------
31   --   AXP INVESTMENT SERIES, INC.-- AXP DIVERSIFIED EQUITY INCOME FUND

Agreements
INVESTMENT MANAGEMENT SERVICES AGREEMENT

AEFC, a wholly-owned subsidiary of American Express Company, is the investment manager for the Fund. Under the Investment Management Services Agreement, AEFC, subject to the policies set by the board, provides investment management services.

For its services, AEFC is paid a fee based on the following schedule. Each class of the Fund pays its proportionate share of the fee.

Assets (billions)               Annual rate at each asset level
First $0.50                              0.530%
Next   0.50                              0.505
Next   1.00                              0.480
Next   1.00                              0.455
Next   3.00                              0.430
Over   6.00                              0.400



On the last day of the most recent fiscal year, the daily rate applied to the Fund's net assets was equal to 0.494% on an annual basis. The fee is calculated for each calendar day on the basis of net assets as of the close of the preceding business day.

Before the fee based on the asset charge is paid, it is adjusted for investment performance. The adjustment, determined monthly, will be determined by measuring the percentage difference over a rolling 12-month period between the performance of one Class A share of the Fund and the change in the Lipper Equity Income Funds Index (Index). The performance difference is then used to determine the adjustment rate. The adjustment rate, computed to five decimal places, is determined in accordance with the following table:


Performance
difference       Adjustment rate
0.00%-0.50%      0

0.50%-1.00%      6 basis points times the performance difference over 0.50%
                 (maximum of 3 basis points if a 1% performance difference)

1.00%-2.00%      3 basis points, plus 3 basis points times the performance
                 difference over 1.00% (maximum 6 basis points if a 2% performance difference)

2.00%-4.00%      6 basis points, plus 2 basis points times the performance
                 difference over 2.00% (maximum 10 basis points if a 4% performance difference)

4.00%-6.00%      10 basis points, plus 1 basis point times the performance
                 difference over 4.00% (maximum 12 basis points if a 6% performance difference)

6.00% or more    12 basis points



For example, if the performance difference is 2.38%, the adjustment rate is
0.000676 (0.0006 [6 basis points] plus 0.0038 [the 0.38% performance difference over 2.00%] x 0.0002 [2 basis points] x 100 (0.000076)). Rounded to five decimal places, the adjustment rate is 0.00068. The maximum adjustment rate for the Fund is 0.0012 per year. Where the Fund's Class A performance exceeds that of the Index, the fee paid to AEFC will increase. Where the performance of the Index exceeds the performance of the Fund's Class A shares, the fee paid to AEFC will decrease.

The 12-month comparison period rolls over with each succeeding month, so that it always equals 12 months, ending with the month for which the performance adjustment is being computed. The adjustment decreased the fee by $326,500 for fiscal year 2003.

The management fee is paid monthly. Under the agreement, the total amount paid was $9,509,660 for fiscal year 2003, $11,851,751 for fiscal year 2002, and $10,389,178 for fiscal year 2001.

Under the agreement, the Fund also pays taxes, brokerage commissions and nonadvisory expenses, which include custodian fees; audit and certain legal fees; fidelity bond premiums; registration fees for shares; office expenses; postage of confirmations except purchase confirmations; consultants' fees; compensation of board members, officers and employees; corporate filing fees; organizational expenses; expenses incurred in connection with lending securities; and expenses properly payable by the Fund, approved by the board. Under the agreement, nonadvisory expenses, net of earnings credits, paid by the Fund were $701,496 for fiscal year 2003, $836,049 for fiscal year 2002, and $566,896 for fiscal year 2001.




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32   --   AXP INVESTMENT SERIES, INC.-- AXP DIVERSIFIED EQUITY INCOME FUND

Basis for board approving the investment advisory contract


Based on its work throughout the year and detailed analysis by the Contracts Committee of reports provided by AEFC, the independent board members determined to renew the Investment Management Services Agreement and Subadvisory Agreements (where applicable) based on:


o tangible steps AEFC has taken to improve the competitive ranking and consistency of the investment performance of the Fund, including changes in leadership, portfolio managers, compensation structures, and the implementation of management practices,

o continued commitment to expand the range of investment options that it offers investors, through repositioning existing funds and creating new funds,

o consistent effort to provide a management structure that imposes disciplines that ensure adherence to stated management style and expected risk characteristics,

o additional time needed to evaluate the efficacy of the new AEFC management structure that has produced improved performance results in the short term,

o benefit of economy of scale that results from the graduated fee structure and the reasonableness of fees in light of the fees paid by similar funds in the industry,

o competitive total expenses that are either at or only slightly above the median expenses of a group of comparable funds based on a report prepared by Lipper Inc., and

o  reasonable level of AEFC's profitability from its mutual fund operations.

ADMINISTRATIVE SERVICES AGREEMENT

The Fund has an Administrative Services Agreement with AEFC. Under this agreement, the Fund pays AEFC for providing administration and accounting services. The fee is calculated as follows:

Assets (billions)          Annual rate at each asset level
First $0.50                             0.040%
Next   0.50                             0.035
Next   1.00                             0.030
Next   1.00                             0.025
Next   3.00                             0.020
Over   6.00                             0.020


On the last day of the most recent fiscal year, the daily rate applied to the Fund's net assets was equal to 0.033% on an annual basis. The fee is calculated for each calendar day on the basis of net assets as of the close of the preceding business day. Under the agreement, the Fund paid fees of $676,319 for fiscal year 2003, $758,131 for fiscal year 2002, and $719,533 for fiscal year 2001.


TRANSFER AGENCY AGREEMENT


The Fund has a Transfer Agency Agreement with American Express Client Service Corporation (AECSC). This agreement governs AECSC's responsibility for administering and/or performing transfer agent functions, for acting as service agent in connection with dividend and distribution functions and for performing shareholder account administration agent functions in connection with the issuance, exchange and redemption or repurchase of the Fund's shares. Under the agreement, AECSC will earn a fee from the Fund determined by multiplying the number of shareholder accounts at the end of the day by a rate determined for each class per year and dividing by the number of days in the year. The rate for Class A is $19.50 per year, for Class B is $20.50 per year, for Class C is $20.00 per year, for Class I is $1.00 per year and for Class Y is $17.50 per year. In addition, an annual closed-account fee of $5.00 per inactive account may be charged on a pro rata basis from the date the account becomes inactive until the date the account is purged from the transfer agent system, generally within one year. The fees paid to AECSC may be changed by the board without shareholder approval.




--------------------------------------------------------------------------------
33   --   AXP INVESTMENT SERIES, INC.-- AXP DIVERSIFIED EQUITY INCOME FUND

DISTRIBUTION AGREEMENT


American Express Financial Advisors Inc. is the Fund's principal underwriter (the Distributor). The Fund's shares are offered on a continuous basis. Under a Distribution Agreement, sales charges deducted for distributing Fund shares are paid to the Distributor daily. These charges amounted to $3,604,654 for fiscal year 2003. After paying commissions to personal financial advisors, and other expenses, the amount retained was $1,012,358. The amounts were $5,283,451 and $744,874 for fiscal year 2002, and $3,526,659 and $614,610 for fiscal year 2001.


Part of the sales charge may be paid to selling dealers who have agreements with the Distributor. The Distributor will retain the balance of the sales charge. At times the entire sales charge may be paid to selling dealers.

SHAREHOLDER SERVICE AGREEMENT

With respect to Class Y shares, the Fund pays the Distributor a fee for service provided to shareholders by financial advisors and other servicing agents. The fee is calculated at a rate of 0.10% of average daily net assets.

PLAN AND AGREEMENT OF DISTRIBUTION


For Class A, Class B and Class C shares, to help defray the cost of distribution and servicing not covered by the sales charges received under the Distribution Agreement, the Fund and the Distributor entered into a Plan and Agreement of Distribution (Plan) pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, of the type known as a reimbursement plan, the Fund pays a fee up to actual expenses incurred at an annual rate of up to 0.25% of the Fund's average daily net assets attributable to Class A shares and up to 1.00% for Class B and Class C shares. Each class has exclusive voting rights on the Plan as it applies to that class. In addition, because Class B shares convert to Class A shares, Class B shareholders have the right to vote on any material change to expenses charged under the Class A plan.


Expenses covered under this Plan include sales commissions; business, employee and financial advisor expenses charged to distribution of Class A, Class B and Class C shares; and overhead appropriately allocated to the sale of Class A, Class B and Class C shares. These expenses also include costs of providing personal service to shareholders. A substantial portion of the costs are not specifically identified to any one of the American Express mutual funds.


The Plan must be approved annually by the board, including a majority of the disinterested board members, if it is to continue for more than a year. At least quarterly, the board must review written reports concerning the amounts expended under the Plan and the purposes for which such expenditures were made. The Plan and any agreement related to it may be terminated at any time by vote of a majority of board members who are not interested persons of the Fund and have no direct or indirect financial interest in the operation of the Plan or in any agreement related to the Plan, or by vote of a majority of the outstanding voting securities of the relevant class of shares or by the Distributor. The Plan (or any agreement related to it) will terminate in the event of its assignment, as that term is defined in the 1940 Act. The Plan may not be amended to increase the amount to be spent for distribution without shareholder approval, and all material amendments to the Plan must be approved by a majority of the board members, including a majority of the board members who are not interested persons of the Fund and who do not have a financial interest in the operation of the Plan or any agreement related to it. The selection and nomination of disinterested board members is the responsibility of the other disinterested board members. No board member who is not an interested person has any direct or indirect financial interest in the operation of the Plan or any related agreement. For the most recent fiscal year, the Fund paid fees of $3,363,580 for Class A shares, $5,721,203 for Class B shares and $149,926 for Class C shares. The fee is not allocated to any one service (such as advertising, payments to underwriters, or other uses). However, a significant portion of the fee is generally used for sales and promotional expenses.


CUSTODIAN AGREEMENT

The Fund's securities and cash are held by American Express Trust Company, 200 AXP Financial Center, Minneapolis, MN 55474, through a custodian agreement. The custodian is permitted to deposit some or all of its securities in central depository systems as allowed by federal law. For its services, the Fund pays the custodian a maintenance charge and a charge per transaction in addition to reimbursing the custodian's out-of-pocket expenses.

The custodian may enter into a sub-custodian agreement with the Bank of New York, 90 Washington Street, New York, NY 10286. As part of this arrangement, securities purchased outside the United States are maintained in the custody of various foreign branches of Bank of New York or in other financial institutions as permitted by law and by the Fund's sub-custodian agreement.



--------------------------------------------------------------------------------
34   --   AXP INVESTMENT SERIES, INC.-- AXP DIVERSIFIED EQUITY INCOME FUND

Organizational Information

The Fund is an open-end management investment company. The Fund headquarters are at 901 S. Marquette Ave., Suite 2810, Minneapolis, MN 55402-3268.

SHARES

The shares of the Fund represent an interest in that fund's assets only (and profits or losses), and, in the event of liquidation, each share of the Fund would have the same rights to dividends and assets as every other share of that Fund.

VOTING RIGHTS

As a shareholder in the Fund, you have voting rights over the Fund's management and fundamental policies. You are entitled to vote based on your total dollar interest in the Fund. Each class, if applicable, has exclusive voting rights with respect to matters for which separate class voting is appropriate under applicable law. All shares have cumulative voting rights with respect to the election of board members. This means that you have as many votes as the dollar amount you own, including the fractional amount, multiplied by the number of members to be elected.

DIVIDEND RIGHTS

Dividends paid by the Fund, if any, with respect to each class of shares, if applicable, will be calculated in the same manner, at the same time, on the same day, and will be in the same amount, except for differences resulting from differences in fee structures.




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35   --   AXP INVESTMENT SERIES, INC.-- AXP DIVERSIFIED EQUITY INCOME FUND

FUND HISTORY TABLE FOR ALL PUBLICLY OFFERED AMERICAN EXPRESS FUNDS

                                                                Date of             Form of        State of     Fiscal
Fund                                                         organization        organization    organization  year end  Diversified
AXP(R) California Tax-Exempt Trust                                  4/7/86       Business Trust(2)       MA      6/30
   AXP(R) California Tax-Exempt Fund                                                                                          No
AXP(R) Dimensions Series, Inc.(4)                         2/20/68, 6/13/86(1)       Corporation       NV/MN      7/31
   AXP(R) Growth Dimensions Fund                                                                                             Yes
   AXP(R) New Dimensions Fund                                                                                                Yes
AXP(R) Discovery Series, Inc.(4)                          4/29/81, 6/13/86(1)       Corporation       NV/MN      7/31


   AXP(R) Core Bond Fund                                                                                                     Yes

   AXP(R) Discovery Fund                                                                                                     Yes

   AXP(R) Income Opportunities Fund                                                                                          Yes
   AXP(R) Limited Duration Bond Fund                                                                                         Yes

AXP(R) Equity Series, Inc.(4)                             3/18/57, 6/13/86(1)       Corporation       NV/MN     11/30
   AXP(R) Equity Select Fund                                                                                                 Yes
AXP(R) Fixed Income Series, Inc.(4)                       6/27/74, 6/31/86(1)       Corporation       NV/MN      8/31

   AXP(R) Diversified Bond Fund (5)                                                                                          Yes

AXP(R) Global Series, Inc.                                        10/28/88          Corporation          MN     10/31
   AXP(R) Emerging Markets Fund                                                                                              Yes
   AXP(R) Global Balanced Fund                                                                                               Yes
   AXP(R) Global Bond Fund                                                                                                    No

   AXP(R) Global Equity Fund(6)                                                                                              Yes

   AXP(R) Global Technology Fund(3)                                                                                           No
AXP(R) Government Income Series, Inc.(4)                           3/12/85          Corporation          MN      5/31

   AXP(R) Short Duration U.S. Government Fund (5)                                                                            Yes

   AXP(R) U.S. Government Mortgage Fund                                                                                      Yes
AXP(R) Growth Series, Inc.                                5/21/70, 6/13/86(1)       Corporation       NV/MN      7/31
   AXP(R) Growth Fund                                                                                                        Yes
   AXP(R) Large Cap Equity Fund                                                                                              Yes
   AXP(R) Large Cap Value Fund                                                                                               Yes

   AXP(R) Quantitative Large Cap Equity Fund                                                                                 Yes

   AXP(R) Research Opportunities Fund                                                                                        Yes
AXP(R) High Yield Income Series, Inc.(4)                           8/17/83          Corporation          MN      5/31

   AXP(R) High Yield Bond Fund (5)                                                                                           Yes

AXP(R) High Yield Tax-Exempt Series, Inc.(4)             12/21/78, 6/13/86(1)       Corporation       NV/MN     11/30
   AXP(R) High Yield Tax-Exempt Fund                                                                                         Yes

AXP(R) Income Series, Inc.(4)                             2/10/45, 6/13/86(1)       Corporation       NV/MN      5/31
   AXP(R) Selective Fund                                                                                                     Yes

AXP(R) International Series, Inc.(4)                               7/18/84          Corporation          MN     10/31
   AXP(R) European Equity Fund                                                                                                No
   AXP(R) International Fund                                                                                                 Yes
AXP(R) Investment Series, Inc.                            1/18/40, 6/13/86(1)       Corporation       NV/MN      9/30
   AXP(R) Diversified Equity Income Fund                                                                                     Yes
   AXP(R) Mid Cap Value Fund                                                                                                 Yes
   AXP(R) Mutual                                                                                                             Yes

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36   --   AXP INVESTMENT SERIES, INC.-- AXP DIVERSIFIED EQUITY INCOME FUND

FUND HISTORY TABLE FOR ALL PUBLICLY OFFERED AMERICAN EXPRESS FUNDS (continued)

                                                               Date of             Form of         State of     Fiscal
Fund                                                         organization        organization    organization  year end  Diversified
AXP(R) Managed Series, Inc.                                        10/9/84          Corporation          MN      9/30
   AXP(R) Managed Allocation Fund                                                                                            Yes
AXP(R) Market Advantage Series, Inc.                               8/25/89          Corporation          MN      1/31
   AXP(R) Blue Chip Advantage Fund                                                                                           Yes

   AXP(R) Mid Cap Index Fund                                                                                                  No
   AXP(R) S&P 500 Index Fund                                                                                                  No
   AXP(R) Small Company Index Fund                                                                                           Yes

AXP(R) Money Market Series, Inc.                          8/22/75, 6/13/86(1)       Corporation       NV/MN      7/31
   AXP(R) Cash Management Fund                                                                                               Yes
AXP(R) Partners Series, Inc.                                       3/20/01          Corporation          MN      5/31

   AXP(R) Partners Aggressive Growth Fund                                                                                    Yes

   AXP(R) Partners Fundamental Value Fund                                                                                    Yes

   AXP(R) Partners Growth Fund                                                                                               Yes

   AXP(R) Partners Select Value Fund                                                                                         Yes
   AXP(R) Partners Small Cap Core Fund                                                                                       Yes
   AXP(R) Partners Small Cap Value Fund                                                                                       No
   AXP(R) Partners Value Fund                                                                                                Yes
AXP(R) Partners International Series, Inc.                          5/9/01          Corporation          MN     10/31
   AXP(R) Partners International Aggressive Growth Fund                                                                      Yes
   AXP(R) Partners International Core Fund                                                                                   Yes
   AXP(R) Partners International Select Value Fund                                                                           Yes
   AXP(R) Partners International Small Cap Fund                                                                              Yes
AXP(R) Progressive Series, Inc.(4)                        4/23/68, 6/13/86(1)       Corporation       NV/MN      9/30
   AXP(R) Progressive Fund                                                                                                   Yes
AXP(R) Sector Series, Inc.(3),(4)                                  3/25/88          Corporation          MN      6/30
   AXP(R) Utilities Fund                                                                                                     Yes
AXP(R) Selected Series, Inc.(4)                                    10/5/84          Corporation          MN      3/31
   AXP(R) Precious Metals Fund                                                                                                No
AXP(R) Special Tax-Exempt Series Trust                              4/7/86       Business Trust(2)       MA      6/30
   AXP(R) Insured Tax-Exempt Fund                                                                                            Yes
   AXP(R) Massachusetts Tax-Exempt Fund                                                                                       No
   AXP(R) Michigan Tax-Exempt Fund                                                                                            No
   AXP(R) Minnesota Tax-Exempt Fund                                                                                           No
   AXP(R) New York Tax-Exempt Fund                                                                                            No
   AXP(R) Ohio Tax-Exempt Fund                                                                                                No
AXP(R) Stock Series, Inc.(4)                              2/10/45, 6/13/86(1)       Corporation       NV/MN      9/30
   AXP(R) Stock Fund                                                                                                         Yes
AXP(R) Strategy Series, Inc.                                       1/24/84          Corporation          MN      3/31
   AXP(R) Equity Value Fund                                                                                                  Yes
   AXP(R) Focused Growth Fund(3)                                                                                              No
   AXP(R) Partners Small Cap Growth Fund(3)                                                                                  Yes
   AXP(R) Small Cap Advantage Fund                                                                                           Yes
   AXP(R) Strategy Aggressive Fund                                                                                           Yes


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37   --   AXP INVESTMENT SERIES, INC.-- AXP DIVERSIFIED EQUITY INCOME FUND

FUND HISTORY TABLE FOR ALL PUBLICLY OFFERED AMERICAN EXPRESS FUNDS (continued)

                                                               Date of             Form of         State of     Fiscal
Fund                                                         organization        organization    organization  year end  Diversified
AXP(R) Tax-Exempt Series, Inc.                            9/30/76, 6/13/86(1)       Corporation       NV/MN     11/30
   AXP(R) Intermediate Tax-Exempt Fund                                                                                       Yes
   AXP(R) Tax-Exempt Bond Fund                                                                                               Yes
AXP(R) Tax-Free Money Series, Inc.(4)                     2/29/80, 6/13/86(1)       Corporation       NV/MN     12/31
   AXP(R) Tax-Free Money Fund                                                                                                Yes

(1)  Date merged into a Minnesota corporation incorporated on April 7, 1986.

(2) Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the trust itself is unable to meet its obligations.

(3) Effective Feb. 7, 2002, AXP(R) Focus 20 Fund changed its name to AXP(R) Focused Growth Fund, AXP(R) Innovations Fund changed its name to AXP(R) Global Technology Fund, AXP(R) Small Cap Growth Fund changed its name to AXP(R) Partners Small Cap Growth Fund and AXP(R) Utilities Income Fund, Inc. created a series, AXP(R) Utilities Fund.

(4) Effective Nov. 13, 2002, AXP(R) Bond Fund, Inc. changed its name to AXP(R) Fixed Income Series, Inc. and created a series, AXP(R) Bond Fund, AXP(R) Discovery Fund, Inc. changed its name to AXP(R) Discovery Series, Inc. and created a series, AXP(R) Discovery Fund, AXP(R) Equity Select Fund, Inc. changed its name to AXP(R) Equity Series, Inc. and created a series, AXP(R) Equity Select Fund, AXP(R) Extra Income Fund, Inc. changed its name to AXP(R) High Yield Income Series, Inc. and created a series, AXP(R) Extra Income Fund, AXP(R) Federal Income Fund, Inc. changed its name to AXP(R) Government Income Series, Inc., AXP(R) High Yield Tax-Exempt Fund, Inc. changed its name to AXP(R) High Yield Tax-Exempt Series, Inc. and created a series, AXP(R) High Yield Tax-Exempt Fund, AXP(R) International Fund, Inc. changed its name to AXP(R) International Series, Inc., AXP(R) New Dimensions Fund, Inc. changed its name to AXP(R) Dimensions Series, Inc., AXP(R) Precious Metals Fund, Inc. changed its name to AXP(R) Selected Series, Inc. and created a series, AXP(R) Precious Metals Fund, AXP(R) Progressive Fund, Inc. changed its name to AXP(R) Progressive Series, Inc. and created a series, AXP(R) Progressive Fund, AXP(R) Selective Fund, Inc. changed its name to AXP(R) Income Series, Inc. and created a series, AXP(R) Selective Fund, AXP(R) Stock Fund, Inc. changed its name to AXP(R) Stock Series, Inc. and created a series, AXP(R) Stock Fund, AXP(R) Tax-Free Money Fund, Inc. changed its name to AXP(R) Tax-Free Money Series, Inc. and created a series, AXP(R) Tax-Free Money Fund, and AXP(R) Utilities Income Fund, Inc. changed its name to AXP(R) Sector Series, Inc.


(5) Effective June 27, 2003, AXP(R) Bond Fund changed its name to AXP(R) Diversified Bond Fund, AXP(R) Federal Income Fund changed its name to AXP(R) Short Duration U.S. Government Fund and AXP(R) Extra Income Fund changed its name to AXP(R) High Yield Bond Fund.

(6) Effective Oct. 20, 2003, AXP(R) Global Growth Fund changed its name to AXP(R) Global Equity Fund.


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38   --   AXP INVESTMENT SERIES, INC.-- AXP DIVERSIFIED EQUITY INCOME FUND

Board Members and Officers

Shareholders elect a board that oversees the Fund's operations. The board appoints officers who are responsible for day-to-day business decisions based on policies set by the board.


The following is a list of the Fund's board members. Each member oversees 15 Master Trust portfolios and 86 American Express mutual funds. Board members serve until the next regular shareholders' meeting or until he or she reaches the mandatory retirement age established by the board.


Independent Board Members


Name, address, age               Position held     Principal occupation during     Other directorships        Committee
                                 with Fund and     past five years                                            memberships
                                 length of
                                 service
-------------------------------- ----------------- ------------------------------- -------------------------- -------------------
Arne H. Carlson                  Board member      Chair, Board Services                                      Joint Audit,
901 S. Marquette Ave.            since 1999        Corporation (provides                                      Contracts,
Minneapolis, MN 55402                              administrative services to                                 Executive,
Age 69                                             boards). Former Governor  of                               Investment
                                                   Minnesota                                                  Review,  Board
                                                                                                              Effectiveness
-------------------------------- ----------------- ------------------------------- -------------------------- -------------------
Philip J. Carroll, Jr.           Board member      Retired Chairman and CEO,       Scottish Power PLC,
901 S. Marquette Ave.            since 2002        Fluor Corporation               Vulcan Materials
Minneapolis, MN 55402                              (engineering and                Company, Inc.
Age 65                                             construction) since 1998        (construction
                                                                                   materials/chemicals)
-------------------------------- ----------------- ------------------------------- -------------------------- -------------------
Livio D. DeSimone                Board member      Retired Chair of the Board      Cargill, Incorporated      Joint Audit,
30 Seventh Street East           since 2001        and Chief Executive Officer,    (commodity merchants and   Contracts,
Suite 3050                                         Minnesota Mining and            processors), General       Executive
St. Paul, MN 55101-4901                            Manufacturing (3M)              Mills, Inc. (consumer
Age 69                                                                             foods), Vulcan Materials
                                                                                   Company (construction
                                                                                   materials/chemicals),
                                                                                   Milliken & Company
                                                                                   (textiles and chemicals),
                                                                                   and Nexia Biotechnologies,
                                                                                   Inc.
-------------------------------- ----------------- ------------------------------- -------------------------- -------------------
Heinz F. Hutter*                 Board member      Retired President and Chief                                Board
901 S. Marquette Ave.            since 1994        Operating Officer, Cargill,                                Effectiveness,
Minneapolis, MN 55402                              Incorporated (commodity                                    Executive,
Age 74                                             merchants and processors)                                  Investment Review
-------------------------------- ----------------- ------------------------------- -------------------------- -------------------
Anne P. Jones                    Board member      Attorney and Consultant                                    Joint Audit,
901 S. Marquette Ave.            since 1985                                                                   Board
Minneapolis, MN 55402                                                                                         Effectiveness,
Age 68                                                                                                        Executive
-------------------------------- ----------------- ------------------------------- -------------------------- -------------------
Stephen R. Lewis, Jr.**          Board member      Retired President and           Valmont Industries, Inc.   Contracts,
901 S. Marquette Ave.            since 2002        Professor of Economics,         (manufactures irrigation   Investment
Minneapolis, MN 55402                              Carleton College                systems)                   Review, Executive
Age 64
-------------------------------- ----------------- ------------------------------- -------------------------- -------------------
Alan G. Quasha                   Board member      President, Quadrant             Compagnie Financiere       Joint Audit,
901 S. Marquette Ave.            since 2002        Management, Inc. (management    Richemont AG (luxury       Investment Review
Minneapolis, MN 55402                              of private equities)            goods), Harken Energy
Age 53                                                                             Corporation (oil and gas
                                                                                   exploration) and SIRIT
                                                                                   Inc. (radio frequency
                                                                                   identification
                                                                                   technology)
-------------------------------- ----------------- ------------------------------- -------------------------- -------------------
Alan K. Simpson                  Board member      Former three-term United        Biogen, Inc.               Investment
1201 Sunshine Ave.               since 1997        States Senator for Wyoming      (biopharmaceuticals)       Review,  Board
Cody, WY 82414                                                                                                Effectiveness
Age 71
-------------------------------- ----------------- ------------------------------- -------------------------- -------------------
Alison Taunton-Rigby             Board member      President, Forester Biotech                                Investment
901 S. Marquette Ave.            since 2002        since 2000. Former President                               Review, Contracts
Minneapolis, MN 55402                              and CEO, Aquila
Age 59                                             Biopharmaceuticals, Inc.
-------------------------------- ----------------- ------------------------------- -------------------------- -------------------

 * Interested person of AXP Partners International Aggressive Growth Fund and AXP Partners Aggressive Growth Fund by reason of being a security holder of J P Morgan Chase & Co., which has a 45% interest in American Century Companies, Inc., the parent company of the subadviser of two of the AXP Partners Funds, American Century Investment Management, Inc.

** Interested person of AXP Partners International Aggressive Growth Fund by reason of being a security holder of FleetBoston Financial Corporation, parent company of Liberty Wanger Asset Management, L.P., one of the fund's subadvisers.



--------------------------------------------------------------------------------
39   --   AXP INVESTMENT SERIES, INC.-- AXP DIVERSIFIED EQUITY INCOME FUND

Board Members Affiliated with AEFC***



Name, address, age               Position held     Principal occupation during     Other directorships        Committee
                                 with Fund and     past five years                                            memberships
                                 length of
                                 service
-------------------------------- ----------------- ------------------------------- -------------------------- -------------------
Barbara H. Fraser                Board member      Executive Vice President -
1546 AXP Financial Center        since 2002        AEFA Products and Corporate
Minneapolis, MN 55474                              Marketing of AEFC since 2002.
Age 53                                             President - Travelers Check
                                                   Group, American Express
                                                   Company, 2001-2002.
                                                   Management Consultant,
                                                   Reuters,  2000-2001. Managing
                                                   Director - International
                                                   Investments, Citibank
                                                   Global,  1999-2000. Chairman
                                                   and CEO, Citicorp Investment
                                                   Services and Citigroup
                                                   Insurance Group, U.S.,
                                                   1998-1999
-------------------------------- ----------------- ------------------------------- -------------------------- -------------------
Stephen W. Roszell               Board member      Senior Vice President -
50238 AXP Financial Center       since 2002,       Institutional Group of AEFC
Minneapolis, MN 55474            Vice President
Age 54                           since 2002
-------------------------------- ----------------- ------------------------------- -------------------------- -------------------
William F. Truscott              Board member      Senior Vice President - Chief
53600 AXP Financial Center       since 2001,       Investment Officer of AEFC
Minneapolis, MN 55474            Vice President    since 2001. Former Chief
Age 42                           since 2002        Investment Officer and
                                                   Managing Director, Zurich
                                                   Scudder Investments
-------------------------------- ----------------- ------------------------------- -------------------------- -------------------


*** Interested person by reason of being an officer, director and/or employee of AEFC.

The board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the board. In addition to Mr. Roszell, who is vice president, and Mr. Truscott, who is vice president, the Fund's other officers are:

Other Officers


Name, address, age               Position held     Principal occupation during     Other directorships        Committee
                                 with Fund and     past five years                                            memberships
                                 length of
                                 service
-------------------------------- ----------------- ------------------------------- -------------------------- -------------------
Jeffrey P. Fox                   Treasurer since   Vice President - Investment
50005 AXP Financial Center       2002              Accounting, AEFC, since 2002;
Minneapolis, MN 55474                              Vice President - Finance,
Age 48                                             American Express Company,
                                                   2000-2002; Vice President -
                                                   Corporate Controller, AEFC,
                                                   1996-2000
-------------------------------- ----------------- ------------------------------- -------------------------- -------------------
Paula R. Meyer                   President since   Senior Vice President and
596 AXP Financial Center         2002              General Manager - Mutual
Minneapolis, MN 55474                              Funds, AEFC, since 2002; Vice
Age 49                                             President and Managing
                                                   Director - American Express
                                                   Funds, AEFC, 2000-2002; Vice
                                                   President, AEFC,  1998-2000
-------------------------------- ----------------- ------------------------------- -------------------------- -------------------
Leslie L. Ogg                    Vice President,   President of Board Services
901 S. Marquette Ave.            General           Corporation
Minneapolis, MN 55402            Counsel, and
Age 65                           Secretary since
                                 1978
-------------------------------- ----------------- ------------------------------- -------------------------- -------------------


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40   --   AXP INVESTMENT SERIES, INC.-- AXP DIVERSIFIED EQUITY INCOME FUND

Responsibilities of board with respect to Fund's management

The board initially approves an Investment Management Services Agreement and other contracts with American Express Financial Corporation (AEFC), one of AEFC's subsidiaries, and other service providers. Once the contracts are approved, the board monitors the level and quality of services including commitments of service providers to achieve expected levels of investment performance and shareholder services. In addition, the board oversees that processes are in place to assure compliance with applicable rules, regulations and investment policies and addresses possible conflicts of interest. Annually, the board evaluates the services received under the contracts by receiving reports covering investment performance, shareholder services, marketing, and AEFC's profitability in order to determine whether to continue existing contracts or negotiate new contracts.

Several committees facilitate its work


Executive Committee -- Acts for the board between meetings of the board. The committee held one meeting during the last fiscal year.

Joint Audit Committee -- Meets with the independent public accountant, internal auditors and corporate officers to review financial statements, reports, and compliance matters. Reports significant issues to the board and makes recommendations to the independent directors regarding the selection of the independent public accountant. The committee held four meetings during the last fiscal year.

Investment Review Committee -- Considers investment management policies and strategies; investment performance; risk management techniques; and securities trading practices and reports areas of concern to the board. The committee held four meetings during the last fiscal year.

Board Effectiveness Committee -- Recommends to the board the size, structure and composition for the board; the compensation to be paid to members of the board; and a process for evaluating the board's performance. The committee also reviews candidates for board membership including candidates recommended by shareholders. To be considered, recommendations must include a curriculum vita and be mailed to the Chairman of the Board, American Express Funds, 901 Marquette Avenue South, Suite 2810, Minneapolis, MN 55402-3268. The committee held three meetings during the last fiscal year.

Contracts Committee -- Receives and analyzes reports covering the level and quality of services provided under contracts with the Fund and advises the board regarding actions taken on these contracts during the annual review process. The committee held four meetings during the last fiscal year.


BOARD MEMBERS' HOLDINGS

The following table shows the Fund Board Members' ownership of American Express Funds.


Dollar range of equity securities beneficially owned on Dec. 31, 2002
Based on net asset values as of Dec. 31, 2002
                                                   Aggregate dollar range of
                           Dollar range of         equity securities of all
                          equity securities         American Express Funds
                               in the Fund         overseen by Board Member
                                Range                        Range
Arne H. Carlson                   none                   over $100,000
Philip J. Carroll, Jr.            none                       none
Livio D. DeSimone                 none                   over $100,000
Heinz F. Hutter                   none                   over $100,000
Anne P. Jones                     none                   over $100,000
Stephen R. Lewis, Jr.          $1-$10,000                 $1-$10,000
Alan G. Quasha                    none                       none
Alan K. Simpson                   none                 $50,001-$100,000
Alison Taunton-Rigby              none                       none


--------------------------------------------------------------------------------
41   --   AXP INVESTMENT SERIES, INC.-- AXP DIVERSIFIED EQUITY INCOME FUND

COMPENSATION FOR BOARD MEMBERS


During the most recent fiscal year, the independent members of the Fund and Portfolio boards, for attending up to 27 meetings, received the following compensation:

Compensation Table
                                                                                                   Total cash compensation from
                                                                                                    American Express Funds and
                                          Aggregate                          Aggregate             Preferred Master Trust Group
Board member*                    compensation from the Fund       compensation from the Portfolio      paid to Board Member
Philip J. Carroll, Jr.                   $  417                            $  625                         $ 44,183
Livio D. DeSimone                         1,406**                           1,906**                        124,833
Heinz F. Hutter                           1,306                             1,806                          133,775
Anne P. Jones                             1,356                             1,856                          138,225
Stephen R. Lewis, Jr.                     1,456***                          1,956***                       136,350
Alan G. Quasha                            1,300                             1,800                          133,225
Alan K. Simpson                           1,150                             1,650                          119,875
Alison Taunton-Rigby                      1,267                             1,725                          128,683



  * Arne H. Carlson, Chair of the Board, is compensated by Board Services Corporation.


 ** Includes the deferred compensation in the amount of $183 from the Fund and $225 from the Portfolio.

*** Includes the deferred compensation in the amount of $110 from the Fund and $135 from the Portfolio. As of 30 days prior to the date of this SAI, the Fund's board members and officers as a group owned less than 1% of the outstanding shares of any class.




Independent Auditors

The financial statements contained in the Annual Report were audited by independent auditors, KPMG LLP, 4200 Wells Fargo Center, 90 S. Seventh St., Minneapolis, MN 55402-3900. The independent auditors also provide other accounting and tax-related services as requested by the Fund.



--------------------------------------------------------------------------------
42   --   AXP INVESTMENT SERIES, INC.-- AXP DIVERSIFIED EQUITY INCOME FUND

Appendix
DESCRIPTION OF RATINGS


Standard & Poor's Long-Term Debt Ratings


A Standard & Poor's corporate or municipal debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees.

The debt rating is not a recommendation to purchase, sell, or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

The ratings are based on current information furnished by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of such information or based on other circumstances.

The ratings are based, in varying degrees, on the following considerations:

o Likelihood of default capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation.

o    Nature of and provisions of the obligation.

o Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

Investment Grade

Debt rated AAA has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in a small degree.

Debt rated A has a strong capacity to pay interest and repay principal, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories.

Speculative Grade

Debt rated BB, B, CCC, CC, and C is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category also is used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.

Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category also is used for debt subordinated to senior debt that is assigned an actual or implied BB or BB-rating.

Debt rated CCC has a currently identifiable vulnerability to default and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category also is used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

Debt rated CC typically is applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

Debt rated C typically is applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

The rating CI is reserved for income bonds on which no interest is being paid.

Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

--------------------------------------------------------------------------------
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


Moody's Long-Term Debt Ratings

Aaa -- Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk. Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa -- Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risk appear somewhat larger than in Aaa securities.

A -- Bonds that are rated A possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment some time in the future.

Baa -- Bonds that are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba -- Bonds that are rated Ba are judged to have speculative elements -- their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B -- Bonds that are rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or maintenance of other terms of the contract over any long period of time may be small.

Caa -- Bonds that are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca -- Bonds that are rated Ca represent obligations that are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C -- Bonds that are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.


Fitch's Long-Term Debt Ratings

Fitch's bond ratings provide a guide to investors in determining the credit risk associated with a particular security. The ratings represent Fitch's assessment of the issuer's ability to meet the obligations of a specific debt issue in a timely manner.

The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer, the current and prospective financial condition and operating performance of the issuer and any guarantor, as well as the economic and political environment that might affect the issuer's future financial strength and credit quality.

Fitch ratings do not reflect any credit enhancement that may be provided by insurance policies or financial guaranties unless otherwise indicated.

Fitch ratings are not recommendations to buy, sell or hold any security. Ratings do not comment on the adequacy of market price, the suitability of any security for a particular investor, or the tax-exempt nature of taxability of payments made in respect of any security.

Fitch ratings are based on information obtained from issuers, other obligors, underwriters, their experts, and other sources Fitch believes to be reliable. Fitch does not audit or verify the truth or accuracy of such information. Ratings may be changed, suspended, or withdrawn as a result of changes in, or the unavailability of, information or for other reasons.

Investment Grade

AAA: Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA: Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+.

A: Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.


--------------------------------------------------------------------------------
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



BBB: Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds and, therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

Speculative Grade

BB: Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified, which could assist the obligor in satisfying its debt service requirements.

B: Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC: Bonds have certain identifiable characteristics that, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC: Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

C: Bonds are in imminent default in payment of interest or principal.

DDD, DD, AND D: Bonds are in default on interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. DDD represents the highest potential for recovery on these bonds, and D represents the lowest potential for recovery.


SHORT-TERM RATINGS

Standard & Poor's Commercial Paper Ratings

A Standard & Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market.

Ratings are graded into several categories, ranging from A-1 for the highest quality obligations to D for the lowest. These categories are as follows:

A-1 This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2 Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

A-3 Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B Issues are regarded as having only speculative capacity for timely payment.

C This rating is assigned to short-term debt obligations with doubtful capacity for payment.

D Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.


Standard & Poor's Muni Bond and Note Ratings


An S&P municipal bond or note rating reflects the liquidity factors and market-access risks unique to these instruments. Notes maturing in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating.

Note rating symbols and definitions are as follows:

SP-1 Strong capacity to pay principal and interest. Issues determined to possess very strong characteristics are given a plus (+) designation.

SP-2 Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3 Speculative capacity to pay principal and interest.


Municipal bond rating symbols and definitions are as follows:

Standard & Poor's rating SP-1 indicates very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.


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



Standard & Poor's rating SP-2 indicates satisfactory capacity to pay principal and interest.

Standard & Poor's rating SP-3 indicates speculative capacity to pay principal and interest.


Moody's Short-Term Ratings

Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year, unless explicitly noted.

Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

   Issuers rated Prime-l (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-l repayment ability will often be evidenced by many of the following characteristics: (i) leading market positions in well-established industries, (ii) high rates of return on funds employed, (iii) conservative capitalization structure with moderate reliance on debt and ample asset protection, (iv) broad margins in earnings coverage of fixed financial charges and high internal cash generation, and (v) well established access to a range of financial markets and assured sources of alternate liquidity.

   Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above, but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

   Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

   Issuers rated Not Prime do not fall within any of the Prime rating categories.


Moody's Short-Term Muni Bonds and Notes

Short-term municipal bonds and notes are rated by Moody's. The ratings reflect the liquidity concerns and market access risks unique to notes.


Moody's MIG 1/VMIG 1 indicates the best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

Moody's MIG 2/VMIG 2 indicates high quality. Margins of protection are ample although not so large as in the preceding group.

Moody's MIG 3/VMIG 3 indicates favorable quality. All security elements are accounted for but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

Moody's MIG 4/VMIG 4 indicates adequate quality. Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.


Fitch's Short-Term Ratings

Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes. The short-term rating places greater emphasis than a long-term rating on the existence of liquidity necessary to meet the issuer's obligations in a timely manner.

Fitch short-term ratings are as follows:

F-1+: Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

F-1: Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

F-2: Good Credit Quality. Issues assigned this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned F-1+ and F-1 ratings.

F-3: Fair Credit Quality. Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate, however, near-term adverse changes could cause these securities to be rated below investment grade.

F-S: Weak Credit Quality. Issues assigned this rating have characteristics suggesting a minimal degree of assurance for timely payment and are vulnerable to near-term adverse changes in financial and economic conditions.

D: Default. Issues assigned this rating are in actual or imminent payment default.


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



S-6475-20 W (11/03)

                         AXP(R) INVESTMENT SERIES, INC.

                       STATEMENT OF ADDITIONAL INFORMATION

                                       FOR

                      AXP(R) MID CAP VALUE FUND (the Fund)


                                  NOV. 28, 2003


This Statement of Additional Information (SAI) is not a prospectus. It should be read together with the prospectus and the financial statements contained in the most recent Annual Report to shareholders (Annual Report) that may be obtained from your financial advisor or by writing to American Express Client Service Corporation, 70100 AXP Financial Center, Minneapolis, MN 55474 or by calling
(800) 862-7919.

The Independent Auditors' Report and the Financial Statements, including Notes to the Financial Statements and the Schedule of Investments in Securities, contained in the Annual Report are incorporated in this SAI by reference. No other portion of the Annual Report, however, is incorporated by reference. The prospectus for the Fund, dated the same date as this SAI, also is incorporated in this SAI by reference.

Table of Contents

Mutual Fund Checklist                                                p.   3

Fundamental Investment Policies                                      p.   4

Investment Strategies and Types of Investments                       p.   5

Information Regarding Risks and Investment Strategies                p.   6

Security Transactions                                                p.  22

Brokerage Commissions Paid to Brokers Affiliated with
   American Express Financial Corporation                            p.  24


Valuing Fund Shares                                                  p.  25

Proxy Voting                                                         p.  26

Investing in the Fund                                                p.  27

Selling Shares                                                       p.  29

Pay-out Plans                                                        p.  29

Capital Loss Carryover                                               p.  30

Taxes                                                                p.  30

Agreements                                                           p.  32

Organizational Information                                           p.  35

Board Members and Officers                                           p.  39

Principal Holders of Securities                                      p.  42

Independent Auditors                                                 p.  42

Appendix: Description of Ratings                                     p.  43


--------------------------------------------------------------------------------
2   --   AXP INVESTMENT SERIES, INC. -- AXP MID CAP VALUE FUND

Mutual Fund Checklist

   [X] Mutual funds are NOT guaranteed or insured by any bank or government agency. You can lose money.

   [X] Mutual funds ALWAYS carry investment risks. Some types carry more risk than others.

   [X]   A higher rate of return typically involves a higher risk of loss.

   [X]   Past performance is not a reliable indicator of future performance.

   [X]   ALL mutual funds have costs that lower investment return.

   [X] You can buy some mutual funds by contacting them directly. Others, like this one, are sold mainly through brokers, banks, financial planners, or insurance agents. If you buy through these financial professionals, you generally will pay a sales charge.

   [X] Shop around. Compare a mutual fund with others of the same type before you buy.

OTHER IDEAS FOR SUCCESSFUL MUTUAL FUND INVESTING

Develop a Financial Plan

Have a plan -- even a simple plan can help you take control of your financial future. Review your plan with your advisor at least once a year or more frequently if your circumstances change.

Dollar-Cost Averaging

An investment technique that works well for many investors is one that eliminates random buy and sell decisions. One such system is dollar-cost averaging. Dollar-cost averaging involves building a portfolio through the investment of fixed amounts of money on a regular basis regardless of the price or market condition. This may enable an investor to smooth out the effects of the volatility of the financial markets. By using this strategy, more shares will be purchased when the price is low and less when the price is high. As the accompanying chart illustrates, dollar-cost averaging tends to keep the average price paid for the shares lower than the average market price of shares purchased, although there is no guarantee.

While this does not ensure a profit and does not protect against a loss if the market declines, it is an effective way for many shareholders who can continue investing through changing market conditions to accumulate shares to meet long-term goals.

Dollar-cost averaging

Regular                             Market price          Shares
investment                           of a share          acquired
  $100                               $  6.00               16.7
   100                                  4.00               25.0
   100                                  4.00               25.0
   100                                  6.00               16.7
   100                                  5.00               20.0
   ---                                  ----               ----
  $500                                $25.00              103.4

Average market price of a share over 5 periods:  $5.00 ($25.00 divided by 5)

The average price you paid for each share:       $4.84 ($500 divided by 103.4)

Diversify

Diversify your portfolio. By investing in different asset classes and different economic environments you help protect against poor performance in one type of investment while including investments most likely to help you achieve your important goals.

Understand Your Investment

Know what you are buying. Make sure you understand the potential risks, rewards, costs, and expenses associated with each of your investments.

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3   --   AXP INVESTMENT SERIES, INC. -- AXP MID CAP VALUE FUND
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Fundamental Investment Policies

Fundamental investment policies adopted by the Fund cannot be changed without the approval of a majority of the outstanding voting securities of the Fund as defined in the Investment Company Act of 1940, as amended (the 1940 Act).

Notwithstanding any of the Fund's other investment policies, the Fund may invest its assets in an open-end management investment company having substantially the same investment objectives, policies, and restrictions as the Fund for the purpose of having those assets managed as part of a combined pool.

The policies below are fundamental policies that apply to the Fund and may be changed only with shareholder approval. Unless holders of a majority of the outstanding voting securities agree to make the change, the Fund will not:

o Act as an underwriter (sell securities for others). However, under the securities laws, the Fund may be deemed to be an underwriter when it purchases securities directly from the issuer and later resells them.

o Borrow money, except as a temporary measure for extraordinary or emergency purposes, in an amount not exceeding one-third of the market value of its total assets (including borrowings) less liabilities (other than borrowings) immediately after the borrowing.

o    Issue senior securities, except as permitted under the 1940 Act.

o Make cash loans if the total commitment amount exceeds 5% of the Fund's total assets.

o Purchase more than 10% of the outstanding voting securities of an issuer except that up to 25% of the Fund's total assets may be invested without regard to this 10% limitation.

o Invest more than 5% of its total assets in securities of any one company, government, or political subdivision thereof, except the limitation will not apply to investments in securities issued by the U.S. government, its agencies, or instrumentalities, and except that up to 25% of the Fund's total assets may be invested without regard to this 5% limitation.

o Buy or sell real estate, unless acquired as a result of ownership of securities or other instruments, except this shall not prevent the Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business or real estate investment trusts. For purposes of this policy, real estate includes real estate limited partnerships.

o Buy or sell physical commodities unless acquired as a result of ownership of securities or other instruments, except this shall not prevent the Fund from buying or selling options and futures contracts or from investing in securities or other instruments backed by, or whose value is derived from, physical commodities.

o    Lend Fund securities in excess of 30% of its net assets.

o Concentrate in any one industry. According to the present interpretation by the Securities and Exchange Commission (SEC), this means up to 25% of the Fund's total assets, based on current market value at time of purchase, can be invested in any one industry.

Except for the fundamental investment policies listed above, the other investment policies described in the prospectus and in this SAI are not fundamental and may be changed by the board at any time.

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4   --   AXP INVESTMENT SERIES, INC. -- AXP MID CAP VALUE FUND

Investment Strategies and Types of Investments

This table shows various investment strategies and investments that many funds are allowed to engage in and purchase. It is intended to show the breadth of investments that the investment manager may make on behalf of the Fund. For a description of principal risks, please see the prospectus. Notwithstanding the Fund's ability to utilize these strategies and techniques, the investment manager is not obligated to use them at any particular time. For example, even though the investment manager is authorized to adopt temporary defensive positions and is authorized to attempt to hedge against certain types of risk, these practices are left to the investment manager's sole discretion.

Investment strategies and types of investments           Allowable for the Fund?
Agency and Government Securities                                    yes
Borrowing                                                           yes
Cash/Money Market Instruments                                       yes
Collateralized Bond Obligations                                     yes
Commercial Paper                                                    yes
Common Stock                                                        yes
Convertible Securities                                              yes
Corporate Bonds                                                     yes
Debt Obligations                                                    yes
Depositary Receipts                                                 yes


Derivative Instruments (including Options and Futures)              yes


Foreign Currency Transactions                                       yes
Foreign Securities                                                  yes
High-Yield (High-Risk) Securities (Junk Bonds)                      yes
Illiquid and Restricted Securities                                  yes
Indexed Securities                                                  yes
Inverse Floaters                                                    no
Investment Companies                                                yes
Lending of Portfolio Securities                                     yes
Loan Participations                                                 yes
Mortgage- and Asset-Backed Securities                               yes
Mortgage Dollar Rolls                                               no
Municipal Obligations                                               yes
Preferred Stock                                                     yes
Real Estate Investment Trusts                                       yes
Repurchase Agreements                                               yes
Reverse Repurchase Agreements                                       yes
Short Sales                                                         no
Sovereign Debt                                                      yes
Structured Products                                                 yes


Swap Agreements                                                     no


Variable- or Floating-Rate Securities                               yes
Warrants                                                            yes


When-Issued Securities and Forward Commitments                      yes


Zero-Coupon, Step-Coupon, and Pay-in-Kind Securities                yes

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5   --   AXP INVESTMENT SERIES, INC. -- AXP MID CAP VALUE FUND
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The following are guidelines that may be changed by the board at any time:

o Under normal market conditions, the Fund will invest at least 80% of its net assets (including the amount of any borrowings for investment purposes) in equity securities of mid-sized companies with a market capitalization ranging from $300 million to $13.4 billion. The Fund will provide shareholders with at least 60 days notice of any change in the 80% policy.

o No more than 10% of the Fund's net assets may be invested in bonds below investment grade unless the bonds are convertible securities.

o    The Fund may invest up to 25% of its total assets in foreign investments.

o No more than 5% of the Fund's net assets can be used at any one time for good faith deposits on futures and premiums for options on futures that do not offset existing investment positions.

o No more than 10% of the Fund's net assets will be held in securities and other instruments that are illiquid.

o Ordinarily, less than 25% of the Fund's total assets are invested in money market instruments.

o The Fund will not buy on margin or sell short, except the Fund may make margin payments in connection with transactions in futures contracts.

o    The Fund will not invest in a company to control or manage it.

o The Fund will not invest more than 10% of its total assets in securities of investment companies.

Information Regarding Risks and Investment Strategies

RISKS

The following is a summary of common risk characteristics. Following this summary is a description of certain investments and investment strategies and the risks most commonly associated with them (including certain risks not described below and, in some cases, a more comprehensive discussion of how the risks apply to a particular investment or investment strategy). Please remember that a mutual fund's risk profile is largely defined by the fund's primary securities and investment strategies. However, most mutual funds are allowed to use certain other strategies and investments that may have different risk characteristics. Accordingly, one or more of the following types of risk may be associated with the Fund at any time (for a description of principal risks, please see the prospectus):

Call/Prepayment Risk


The risk that a bond or other security might be called (or otherwise converted, prepaid, or redeemed) before maturity. This type of risk is closely related to reinvestment risk.


Correlation Risk

The risk that a given transaction may fail to achieve its objectives due to an imperfect relationship between markets. Certain investments may react more negatively than others in response to changing market conditions.

Credit Risk

The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation (such as payments due on a bond or a note). The price of junk bonds may react more to the ability of the issuing company to pay interest and principal when due than to changes in interest rates. Junk bonds have greater price fluctuations and are more likely to experience a default than investment grade bonds.

Event Risk

Occasionally, the value of a security may be seriously and unexpectedly changed by a natural or industrial accident or occurrence.

Foreign/Emerging Markets Risk

The following are all components of foreign/emerging markets risk:

Country risk includes the political, economic, and other conditions of a country. These conditions include lack of publicly available information, less government oversight (including lack of accounting, auditing, and financial reporting standards), the possibility of government-imposed restrictions, and even the nationalization of assets.

Currency risk results from the constantly changing exchange rate between local currency and the U.S. dollar. Whenever the Fund holds securities valued in a foreign currency or holds the currency, changes in the exchange rate add or subtract from the value of the investment.

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6   --   AXP INVESTMENT SERIES, INC. -- AXP MID CAP VALUE FUND

Custody risk refers to the process of clearing and settling trades. It also covers holding securities with local agents and depositories. Low trading volumes and volatile prices in less developed markets make trades harder to complete and settle. Local agents are held only to the standard of care of the local market. Governments or trade groups may compel local agents to hold securities in designated depositories that are not subject to independent evaluation. The less developed a country's securities market is, the greater the likelihood of problems occurring.

Emerging markets risk includes the dramatic pace of change (economic, social, and political) in emerging market countries as well as the other considerations listed above. These markets are in early stages of development and are extremely volatile. They can be marked by extreme inflation, devaluation of currencies, dependence on trade partners, and hostile relations with neighboring countries.

Inflation Risk

Also known as purchasing power risk, inflation risk measures the effects of continually rising prices on investments. If an investment's yield is lower than the rate of inflation, your money will have less purchasing power as time goes on.

Interest Rate Risk

The risk of losses attributable to changes in interest rates. This term is generally associated with bond prices (when interest rates rise, bond prices fall). In general, the longer the maturity of a bond, the higher its yield and the greater its sensitivity to changes in interest rates.

Issuer Risk

The risk that an issuer, or the value of its stocks or bonds, will perform poorly. Poor performance may be caused by poor management decisions, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortages, corporate restructurings, fraudulent disclosures, or other factors.

Legal/Legislative Risk

Congress and other governmental units have the power to change existing laws affecting securities. A change in law might affect an investment adversely.

Leverage Risk

Some derivative investments (such as options, futures, or options on futures) require little or no initial payment and base their price on a security, a currency, or an index. A small change in the value of the underlying security, currency, or index may cause a sizable gain or loss in the price of the instrument.

Liquidity Risk

Securities may be difficult or impossible to sell at the time that the Fund would like. The Fund may have to lower the selling price, sell other investments, or forego an investment opportunity.

Management Risk

The risk that a strategy or selection method utilized by the investment manager may fail to produce the intended result. When all other factors have been accounted for and the investment manager chooses an investment, there is always the possibility that the choice will be a poor one.

Market Risk

The market may drop and you may lose money. Market risk may affect a single issuer, sector of the economy, industry, or the market as a whole. The market value of all securities may move up and down, sometimes rapidly and unpredictably.

Reinvestment Risk

The risk that an investor will not be able to reinvest income or principal at the same rate it currently is earning.

Sector/Concentration Risk

Investments that are concentrated in a particular issuer, geographic region, or industry will be more susceptible to changes in price (the more you diversify, the more you spread risk).


Small and Medium Company Risk


Investments in small and medium companies often involve greater risks than investments in larger, more established companies because small and medium companies may lack the management experience, financial resources, product diversification, and competitive strengths of larger companies. In addition, in many instances the securities of small and medium companies are traded only over-the-counter or on regional securities exchanges and the frequency and volume of their trading is substantially less than is typical of larger companies.

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7   --   AXP INVESTMENT SERIES, INC. -- AXP MID CAP VALUE FUND
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INVESTMENT STRATEGIES

The following information supplements the discussion of the Fund's investment objectives, policies, and strategies that are described in the prospectus and in this SAI. The following describes many strategies that many mutual funds use and types of securities that they purchase. Please refer to the section titled Investment Strategies and Types of Investments to see which are applicable to the Fund.

Agency and Government Securities


The U.S. government and its agencies issue many different types of securities. U.S. Treasury bonds, notes, and bills and securities, including mortgage pass through certificates of the Government National Mortgage Association (GNMA), are guaranteed by the U.S. government.

Other U.S. government securities are issued or guaranteed by federal agencies or government-sponsored enterprises but are not guaranteed by the U.S. government. This may increase the credit risk associated with these investments. Government-sponsored entities issuing securities include privately owned, publicly chartered entities created to reduce borrowing costs for certain sectors of the economy, such as farmers, homeowners, and students. They include the Federal Farm Credit Bank System, Farm Credit Financial Assistance Corporation, Federal Home Loan Bank, Federal Home Loan Mortgage Corporation (FHLMC), Federal National Mortgage Association (FNMA), Student Loan Marketing Association (SLMA), and Resolution Trust Corporation (RTC). Government-sponsored entities may issue discount notes (with maturities ranging from overnight to 360 days) and bonds. Agency and government securities are subject to the same concerns as other debt obligations. (See also Debt Obligations and Mortgage- and Asset-Backed Securities.)


Although one or more of the other risks described in this SAI may apply, the largest risks associated with agency and government securities include:
Call/Prepayment Risk, Inflation Risk, Interest Rate Risk, Management Risk, and Reinvestment Risk.

Borrowing

The Fund may borrow money for temporary or emergency purposes and make other investments or engage in other transactions permissible under the 1940 Act that may be considered a borrowing (such as derivative instruments). Borrowings are subject to costs (in addition to any interest that may be paid) and typically reduce the Fund's total return. Except as qualified above, however, the Fund will not buy securities on margin.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with borrowing include: Inflation Risk and Management Risk.

Cash/Money Market Instruments

The Fund may maintain a portion of its assets in cash and cash-equivalent investments. Cash-equivalent investments include short-term U.S. and Canadian government securities and negotiable certificates of deposit, non-negotiable fixed-time deposits, bankers' acceptances, and letters of credit of banks or savings and loan associations having capital, surplus, and undivided profits (as of the date of its most recently published annual financial statements) in excess of $100 million (or the equivalent in the instance of a foreign branch of a U.S. bank) at the date of investment. The Fund also may purchase short-term notes and obligations of U.S. and foreign banks and corporations and may use repurchase agreements with broker-dealers registered under the Securities Exchange Act of 1934 and with commercial banks. (See also Commercial Paper, Debt Obligations, Repurchase Agreements, and Variable- or Floating-Rate Securities.) These types of instruments generally offer low rates of return and subject the Fund to certain costs and expenses.

See the appendix for a discussion of securities ratings.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with cash/money market instruments include: Credit Risk, Inflation Risk, and Management Risk.

Collateralized Bond Obligations

Collateralized bond obligations (CBOs) are investment grade bonds backed by a pool of junk bonds. CBOs are similar in concept to collateralized mortgage obligations (CMOs), but differ in that CBOs represent different degrees of credit quality rather than different maturities. (See also Mortgage- and Asset-Backed Securities.) Underwriters of CBOs package a large and diversified pool of high-risk, high-yield junk bonds, which is then separated into "tiers." Typically, the first tier represents the higher quality collateral and pays the lowest interest rate; the second tier is backed by riskier bonds and pays a higher rate; the third tier represents the lowest credit quality and instead of receiving a fixed interest rate receives the residual interest payments -- money that is left over after the higher tiers have been paid. CBOs, like CMOs, are substantially overcollateralized and this, plus the diversification of the pool backing them, earns them investment-grade bond ratings. Holders of third-tier CBOs stand to earn high yields or less money depending on the rate of defaults in the collateral pool. (See also High-Yield (High-Risk) Securities (Junk Bonds).)

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8   --   AXP INVESTMENT SERIES, INC. -- AXP MID CAP VALUE FUND
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Although one or more of the other risks described in this SAI may apply, the largest risks associated with CBOs include: Call/Prepayment Risk, Credit Risk, Interest Rate Risk, and Management Risk.

Commercial Paper

Commercial paper is a short-term debt obligation with a maturity ranging from 2 to 270 days issued by banks, corporations, and other borrowers. It is sold to investors with temporary idle cash as a way to increase returns on a short-term basis. These instruments are generally unsecured, which increases the credit risk associated with this type of investment. (See also Debt Obligations and Illiquid and Restricted Securities.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with commercial paper include: Credit Risk, Liquidity Risk, and Management Risk.

Common Stock

Common stock represents units of ownership in a corporation. Owners typically are entitled to vote on the selection of directors and other important matters as well as to receive dividends on their holdings. In the event that a corporation is liquidated, the claims of secured and unsecured creditors and owners of bonds and preferred stock take precedence over the claims of those who own common stock.

The price of common stock is generally determined by corporate earnings, type of products or services offered, projected growth rates, experience of management, liquidity, and general market conditions for the markets on which the stock trades.


Although one or more of the other risks described in this SAI may apply, the largest risks associated with common stock include: Event Risk, Issuer Risk, Legal/Legislative Risk, Management Risk, Market Risk, and Small and Medium Company Risk.


Convertible Securities

Convertible securities are bonds, debentures, notes, preferred stocks, or other securities that may be converted into common, preferred or other securities of the same or a different issuer within a particular period of time at a specified price. Some convertible securities, such as preferred equity-redemption cumulative stock (PERCs), have mandatory conversion features. Others are voluntary. A convertible security entitles the holder to receive interest normally paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted, or exchanged. Convertible securities have unique investment characteristics in that they generally (i) have higher yields than common stocks but lower yields than comparable non-convertible securities, (ii) are less subject to fluctuation in value than the underlying stock since they have fixed income characteristics, and (iii) provide the potential for capital appreciation if the market price of the underlying common stock increases.

The value of a convertible security is a function of its "investment value" (determined by its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and its "conversion value" (the security's worth, at market value, if converted into the underlying common stock). The investment value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors also may have an effect on the convertible security's investment value. The conversion value of a convertible security is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value. Generally, the conversion value decreases as the convertible security approaches maturity. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value. A convertible security generally will sell at a premium over its conversion value by the extent to which investors place value on the right to acquire the underlying common stock while holding a fixed income security.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with convertible securities include: Call/Prepayment Risk, Interest Rate Risk, Issuer Risk, Management Risk, Market Risk, and Reinvestment Risk.

Corporate Bonds

Corporate bonds are debt obligations issued by private corporations, as distinct from bonds issued by a government agency or a municipality. Corporate bonds typically have four distinguishing features: (1) they are taxable; (2) they have a par value of $1,000; (3) they have a term maturity, which means they come due all at once; and (4) many are traded on major exchanges. Corporate bonds are subject to the same concerns as other debt obligations. (See also Debt Obligations and High-Yield (High-Risk) Securities (Junk Bonds).)

Corporate bonds may be either secured or unsecured. Unsecured corporate bonds are generally referred to as "debentures." See the appendix for a discussion of securities ratings.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with corporate bonds include: Call/Prepayment Risk, Credit Risk, Interest Rate Risk, Issuer Risk, Management Risk, and Reinvestment Risk.

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9   --   AXP INVESTMENT SERIES, INC. -- AXP MID CAP VALUE FUND
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Debt Obligations

Many different types of debt obligations exist (for example, bills, bonds, or notes). Issuers of debt obligations have a contractual obligation to pay interest at a specified rate on specified dates and to repay principal on a specified maturity date. Certain debt obligations (usually intermediate- and long-term bonds) have provisions that allow the issuer to redeem or "call" a bond before its maturity. Issuers are most likely to call these securities during periods of falling interest rates. When this happens, an investor may have to replace these securities with lower yielding securities, which could result in a lower return.

The market value of debt obligations is affected primarily by changes in prevailing interest rates and the issuers perceived ability to repay the debt. The market value of a debt obligation generally reacts inversely to interest rate changes. When prevailing interest rates decline, the price usually rises, and when prevailing interest rates rise, the price usually declines.

In general, the longer the maturity of a debt obligation, the higher its yield and the greater the sensitivity to changes in interest rates. Conversely, the shorter the maturity, the lower the yield but the greater the price stability.

As noted, the values of debt obligations also may be affected by changes in the credit rating or financial condition of their issuers. Generally, the lower the quality rating of a security, the higher the degree of risk as to the payment of interest and return of principal. To compensate investors for taking on such increased risk, those issuers deemed to be less creditworthy generally must offer their investors higher interest rates than do issuers with better credit ratings. (See also Agency and Government Securities, Corporate Bonds, and High-Yield (High-Risk) Securities (Junk Bonds).)

All ratings limitations are applied at the time of purchase. Subsequent to purchase, a debt security may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Neither event will require the sale of such a security, but it will be a factor in considering whether to continue to hold the security. To the extent that ratings change as a result of changes in a rating organization or their rating systems, the Fund will attempt to use comparable ratings as standards for selecting investments.

See the appendix for a discussion of securities ratings.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with debt obligations include: Call/Prepayment Risk, Credit Risk, Interest Rate Risk, Issuer Risk, Management Risk, and Reinvestment Risk.

Depositary Receipts

Some foreign securities are traded in the form of American Depositary Receipts
(ADRs). ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities of foreign issuers. European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs) are receipts typically issued by foreign banks or trust companies, evidencing ownership of underlying securities issued by either a foreign or U.S. issuer. Generally, depositary receipts in registered form are designed for use in the U.S. and depositary receipts in bearer form are designed for use in securities markets outside the U.S. Depositary receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. Depositary receipts involve the risks of other investments in foreign securities. In addition, ADR holders may not have all the legal rights of shareholders and may experience difficulty in receiving shareholder communications. (See also Common Stock and Foreign Securities.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with depositary receipts include: Foreign/Emerging Markets Risk, Issuer Risk, Management Risk, and Market Risk.

Derivative Instruments

Derivative instruments are commonly defined to include securities or contracts whose values depend, in whole or in part, on (or "derive" from) the value of one or more other assets, such as securities, currencies, or commodities.

A derivative instrument generally consists of, is based upon, or exhibits characteristics similar to options or forward contracts. Such instruments may be used to maintain cash reserves while remaining fully invested, to offset anticipated declines in values of investments, to facilitate trading, to reduce transaction costs, or to pursue higher investment returns. Derivative instruments are characterized by requiring little or no initial payment. Their value changes daily based on a security, a currency, a group of securities or currencies, or an index. A small change in the value of the underlying security, currency, or index can cause a sizable percentage gain or loss in the price of the derivative instrument.

Options and forward contracts are considered to be the basic "building blocks" of derivatives. For example, forward-based derivatives include forward contracts, swap contracts, and exchange-traded futures. Forward-based derivatives are sometimes referred to generically as "futures contracts." Option-based derivatives include privately negotiated, over-the-counter (OTC) options (including caps, floors, collars, and options on futures) and exchange-traded options on futures. Diverse types of derivatives may be created by combining options or futures in different ways, and by applying these structures to a wide range of underlying assets.

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10   --   AXP INVESTMENT SERIES, INC. -- AXP MID CAP VALUE FUND
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Options. An option is a contract. A person who buys a call option for a security has the right to buy the security at a set price for the length of the contract. A person who sells a call option is called a writer. The writer of a call option agrees for the length of the contract to sell the security at the set price when the buyer wants to exercise the option, no matter what the market price of the security is at that time. A person who buys a put option has the right to sell a security at a set price for the length of the contract. A person who writes a put option agrees to buy the security at the set price if the purchaser wants to exercise the option during the length of the contract, no matter what the market price of the security is at that time. An option is covered if the writer owns the security (in the case of a call) or sets aside the cash or securities of equivalent value (in the case of a put) that would be required upon exercise.

The price paid by the buyer for an option is called a premium. In addition to the premium, the buyer generally pays a broker a commission. The writer receives a premium, less another commission, at the time the option is written. The premium received by the writer is retained whether or not the option is exercised. A writer of a call option may have to sell the security for a below-market price if the market price rises above the exercise price. A writer of a put option may have to pay an above-market price for the security if its market price decreases below the exercise price.

When an option is purchased, the buyer pays a premium and a commission. It then pays a second commission on the purchase or sale of the underlying security when the option is exercised. For record keeping and tax purposes, the price obtained on the sale of the underlying security is the combination of the exercise price, the premium, and both commissions.

One of the risks an investor assumes when it buys an option is the loss of the premium. To be beneficial to the investor, the price of the underlying security must change within the time set by the option contract. Furthermore, the change must be sufficient to cover the premium paid, the commissions paid both in the acquisition of the option and in a closing transaction or in the exercise of the option and sale (in the case of a call) or purchase (in the case of a put) of the underlying security. Even then, the price change in the underlying security does not ensure a profit since prices in the option market may not reflect such a change.

Options on many securities are listed on options exchanges. If the Fund writes listed options, it will follow the rules of the options exchange. Options are valued at the close of the New York Stock Exchange. An option listed on a national exchange, CBOE, or NASDAQ will be valued at the last quoted sales price or, if such a price is not readily available, at the mean of the last bid and ask prices.

Options on certain securities are not actively traded on any exchange, but may be entered into directly with a dealer. These options may be more difficult to close. If an investor is unable to effect a closing purchase transaction, it will not be able to sell the underlying security until the call written by the investor expires or is exercised.

Futures Contracts. A futures contract is a sales contract between a buyer (holding the "long" position) and a seller (holding the "short" position) for an asset with delivery deferred until a future date. The buyer agrees to pay a fixed price at the agreed future date and the seller agrees to deliver the asset. The seller hopes that the market price on the delivery date is less than the agreed upon price, while the buyer hopes for the contrary. Many futures contracts trade in a manner similar to the way a stock trades on a stock exchange and the commodity exchanges.

Generally, a futures contract is terminated by entering into an offsetting transaction. An offsetting transaction is effected by an investor taking an opposite position. At the time a futures contract is made, a good faith deposit called initial margin is set up. Daily thereafter, the futures contract is valued and the payment of variation margin is required so that each day a buyer would pay out cash in an amount equal to any decline in the contract's value or receive cash equal to any increase. At the time a futures contract is closed out, a nominal commission is paid, which is generally lower than the commission on a comparable transaction in the cash market.

Futures contracts may be based on various securities, securities indices (such as the S&P 500 Index), foreign currencies and other financial instruments and indices.


The Fund will engage in futures and related options transactions to produce incremental earnings, to hedge existing positions, and to increase flexibility. The Fund intends to comply with Rule 4.5 of the Commodity Futures Trading Commission (CFTC), under which a mutual fund is exempt from the definition of a "commodity pool operator." The Fund, therefore, is not subject to registration or regulation as a pool operator, meaning that the Fund may invest in futures contracts without registering with the CFTC.


Options on Futures Contracts. Options on futures contracts give the holder a right to buy or sell futures contracts in the future. Unlike a futures contract, which requires the parties to the contract to buy and sell a security on a set date (some futures are settled in cash), an option on a futures contract merely entitles its holder to decide on or before a future date (within nine months of the date of issue) whether to enter into a contract. If the holder decides not to enter into the contract, all that is lost is the amount (premium) paid for the option. Further, because the value of the option is fixed at the point of sale, there are no daily payments of cash to reflect the change in the value of the underlying contract. However, since an option gives the buyer the right to enter into a contract at a set price for a fixed period of time, its value does change daily.

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One of the risks in buying an option on a futures contract is the loss of the premium paid for the option. The risk involved in writing options on futures contracts an investor owns, or on securities held in its portfolio, is that there could be an increase in the market value of these contracts or securities. If that occurred, the option would be exercised and the asset sold at a lower price than the cash market price. To some extent, the risk of not realizing a gain could be reduced by entering into a closing transaction. An investor could enter into a closing transaction by purchasing an option with the same terms as the one previously sold. The cost to close the option and terminate the investor's obligation, however, might still result in a loss. Further, the investor might not be able to close the option because of insufficient activity in the options market. Purchasing options also limits the use of monies that might otherwise be available for long-term investments.

Options on Stock Indexes. Options on stock indexes are securities traded on national securities exchanges. An option on a stock index is similar to an option on a futures contract except all settlements are in cash. A fund exercising a put, for example, would receive the difference between the exercise price and the current index level.


Tax and Accounting Treatment. As permitted under federal income tax laws and to the extent the Fund is allowed to invest in futures contracts, the Fund intends to identify futures contracts as mixed straddles and not mark them to market, that is, not treat them as having been sold at the end of the year at market value. If the Fund is using short futures contracts for hedging purposes, the Fund may be required to defer recognizing losses incurred on short futures contracts and on underlying securities.


Federal income tax treatment of gains or losses from transactions in options on futures contracts and indexes will depend on whether the option is a section 1256 contract. If the option is a non-equity option, the Fund will either make a 1256(d) election and treat the option as a mixed straddle or mark to market the option at fiscal year end and treat the gain/loss as 40% short-term and 60% long-term.

The IRS has ruled publicly that an exchange-traded call option is a security for purposes of the 50%-of-assets test and that its issuer is the issuer of the underlying security, not the writer of the option, for purposes of the diversification requirements.

Accounting for futures contracts will be according to generally accepted accounting principles. Initial margin deposits will be recognized as assets due from a broker (the Fund's agent in acquiring the futures position). During the period the futures contract is open, changes in value of the contract will be recognized as unrealized gains or losses by marking to market on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments will be made or received depending upon whether gains or losses are incurred. All contracts and options will be valued at the last-quoted sales price on their primary exchange.

Other Risks of Derivatives.

The primary risk of derivatives is the same as the risk of the underlying asset, namely that the value of the underlying asset may go up or down. Adverse movements in the value of an underlying asset can expose an investor to losses. Derivative instruments may include elements of leverage and, accordingly, the fluctuation of the value of the derivative instrument in relation to the underlying asset may be magnified. The successful use of derivative instruments depends upon a variety of factors, particularly the investment manager's ability to predict movements of the securities, currencies, and commodity markets, which requires different skills than predicting changes in the prices of individual securities. There can be no assurance that any particular strategy will succeed.

Another risk is the risk that a loss may be sustained as a result of the failure of a counterparty to comply with the terms of a derivative instrument. The counterparty risk for exchange-traded derivative instruments is generally less than for privately-negotiated or OTC derivative instruments, since generally a clearing agency, which is the issuer or counterparty to each exchange-traded instrument, provides a guarantee of performance. For privately-negotiated instruments, there is no similar clearing agency guarantee. In all transactions, an investor will bear the risk that the counterparty will default, and this could result in a loss of the expected benefit of the derivative transaction and possibly other losses.

When a derivative transaction is used to completely hedge another position, changes in the market value of the combined position (the derivative instrument plus the position being hedged) result from an imperfect correlation between the price movements of the two instruments. With a perfect hedge, the value of the combined position remains unchanged for any change in the price of the underlying asset. With an imperfect hedge, the values of the derivative instrument and its hedge are not perfectly correlated. For example, if the value of a derivative instrument used in a short hedge (such as writing a call option, buying a put option, or selling a futures contract) increased by less than the decline in value of the hedged investment, the hedge would not be perfectly correlated. Such a lack of correlation might occur due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which these instruments are traded.

Derivatives also are subject to the risk that they cannot be sold, closed out, or replaced quickly at or very close to their fundamental value. Generally, exchange contracts are very liquid because the exchange clearinghouse is the counterparty of every contract. OTC transactions are less liquid than exchange-traded derivatives since they often can only be closed out with the other party to the transaction.

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Another risk is caused by the legal unenforcibility of a party's obligations under the derivative. A counterparty that has lost money in a derivative transaction may try to avoid payment by exploiting various legal uncertainties about certain derivative products.

(See also Foreign Currency Transactions.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with derivative instruments include: Leverage Risk, Liquidity Risk, and Management Risk.

Foreign Currency Transactions

Investments in foreign countries usually involve currencies of foreign countries. In addition, the Fund may hold cash and cash-equivalent investments in foreign currencies. As a result, the value of the Fund's assets as measured in U.S. dollars may be affected favorably or unfavorably by changes in currency exchange rates and exchange control regulations. Also, the Fund may incur costs in connection with conversions between various currencies. Currency exchange rates may fluctuate significantly over short periods of time causing the Fund's NAV to fluctuate. Currency exchange rates are generally determined by the forces of supply and demand in the foreign exchange markets, actual or anticipated changes in interest rates, and other complex factors. Currency exchange rates also can be affected by the intervention of U.S. or foreign governments or central banks, or the failure to intervene, or by currency controls or political developments.

Spot Rates and Derivative Instruments. The Fund conducts its foreign currency exchange transactions either at the spot (cash) rate prevailing in the foreign currency exchange market or by entering into forward currency exchange contracts (forward contracts) as a hedge against fluctuations in future foreign exchange rates. (See also Derivative Instruments). These contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. Because foreign currency transactions occurring in the interbank market might involve substantially larger amounts than those involved in the use of such derivative instruments, the Fund could be disadvantaged by having to deal in the odd lot market for the underlying foreign currencies at prices that are less favorable than for round lots.

The Fund may enter into forward contracts to settle a security transaction or handle dividend and interest collection. When the Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency or has been notified of a dividend or interest payment, it may desire to lock in the price of the security or the amount of the payment in dollars. By entering into a forward contract, the Fund will be able to protect itself against a possible loss resulting from an adverse change in the relationship between different currencies from the date the security is purchased or sold to the date on which payment is made or received or when the dividend or interest is actually received.

The Fund also may enter into forward contracts when management of the Fund believes the currency of a particular foreign country may change in relationship to another currency. The precise matching of forward contract amounts and the value of securities involved generally will not be possible since the future value of securities in foreign currencies more than likely will change between the date the forward contract is entered into and the date it matures. The projection of short-term currency market movements is extremely difficult and successful execution of a short-term hedging strategy is highly uncertain. The Fund will not enter into such forward contracts or maintain a net exposure to such contracts when consummating the contracts would obligate the Fund to deliver an amount of foreign currency in excess of the value of the Fund's securities or other assets denominated in that currency.

The Fund will designate cash or securities in an amount equal to the value of the Fund's total assets committed to consummating forward contracts entered into under the second circumstance set forth above. If the value of the securities declines, additional cash or securities will be designated on a daily basis so that the value of the cash or securities will equal the amount of the Fund's commitments on such contracts.

At maturity of a forward contract, the Fund may either sell the security and make delivery of the foreign currency or retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an offsetting contract with the same currency trader obligating it to buy, on the same maturity date, the same amount of foreign currency.

If the Fund retains the security and engages in an offsetting transaction, the Fund will incur a gain or loss (as described below) to the extent there has been movement in forward contract prices. If the Fund engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the foreign currency. Should forward prices decline between the date the Fund enters into a forward contract for selling foreign currency and the date it enters into an offsetting contract for purchasing the foreign currency, the Fund will realize a gain to the extent that the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to buy. Should forward prices increase, the Fund will suffer a loss to the extent the price of the currency it has agreed to buy exceeds the price of the currency it has agreed to sell.

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It is impossible to forecast what the market value of securities will be at the expiration of a contract. Accordingly, it may be necessary for the Fund to buy additional foreign currency on the spot market (and bear the expense of that purchase) if the market value of the security is less than the amount of foreign currency the Fund is obligated to deliver and a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received on the sale of the portfolio security if its market value exceeds the amount of foreign currency the Fund is obligated to deliver.

The Fund's dealing in forward contracts will be limited to the transactions described above. This method of protecting the value of the Fund's securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange that can be achieved at some point in time. Although forward contracts tend to minimize the risk of loss due to a decline in value of hedged currency, they tend to limit any potential gain that might result should the value of such currency increase.

Although the Fund values its assets each business day in terms of U.S. dollars, it does not intend to convert its foreign currencies into U.S. dollars on a daily basis. It will do so from time to time, and shareholders should be aware of currency conversion costs. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (spread) between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.

Options on Foreign Currencies. The Fund may buy put and call options and write covered call and cash-secured put options on foreign currencies for hedging purposes. For example, a decline in the dollar value of a foreign currency in which securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against the diminutions in the value of securities, the Fund may buy put options on the foreign currency. If the value of the currency does decline, the Fund will have the right to sell the currency for a fixed amount in dollars and will offset, in whole or in part, the adverse effect on its portfolio that otherwise would have resulted.

Conversely, where a change in the dollar value of a currency would increase the cost of securities the Fund plans to buy, the Fund may buy call options on the foreign currency. The purchase of the options could offset, at least partially, the changes in exchange rates.

As in the case of other types of options, however, the benefit to the Fund derived from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, where currency exchange rates do not move in the direction or to the extent anticipated, the Fund could sustain losses on transactions in foreign currency options that would require it to forego a portion or all of the benefits of advantageous changes in rates.

The Fund may write options on foreign currencies for the same types of hedging purposes. For example, when the Fund anticipates a decline in the dollar value of foreign-denominated securities due to adverse fluctuations in exchange rates it could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised and the diminution in value of securities will be fully or partially offset by the amount of the premium received.

Similarly, instead of purchasing a call option to hedge against an anticipated increase in the dollar cost of securities to be acquired, the Fund could write a put option on the relevant currency. If rates move in the manner projected, the put option will expire unexercised and allow the Fund to hedge increased cost up to the amount of the premium.

As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If this does not occur, the option may be exercised and the Fund would be required to buy or sell the underlying currency at a loss that may not be offset by the amount of the premium. Through the writing of options on foreign currencies, the Fund also may be required to forego all or a portion of the benefits that might otherwise have been obtained from favorable movements on exchange rates.

All options written on foreign currencies will be covered. An option written on foreign currencies is covered if the Fund holds currency sufficient to cover the option or has an absolute and immediate right to acquire that currency without additional cash consideration upon conversion of assets denominated in that currency or exchange of other currency held in its portfolio. An option writer could lose amounts substantially in excess of its initial investments, due to the margin and collateral requirements associated with such positions.

Options on foreign currencies are traded through financial institutions acting as market-makers, although foreign currency options also are traded on certain national securities exchanges, such as the Philadelphia Stock Exchange and the Chicago Board Options Exchange, subject to SEC regulation. In an over-the-counter trading environment, many of the protections afforded to exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the purchaser of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost.

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Foreign currency option positions entered into on a national securities exchange are cleared and guaranteed by the Options Clearing Corporation (OCC), thereby reducing the risk of counterparty default. Further, a liquid secondary market in options traded on a national securities exchange may be more readily available than in the over-the-counter market, potentially permitting the Fund to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.

The purchase and sale of exchange-traded foreign currency options, however, is subject to the risks of availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effects of other political and economic events. In addition, exchange-traded options on foreign currencies involve certain risks not presented by the over-the-counter market. For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in certain foreign countries for that purpose. As a result, the OCC may, if it determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on OCC or its clearing member, impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions on exercise.

Foreign Currency Futures and Related Options. The Fund may enter into currency futures contracts to buy or sell currencies. It also may buy put and call options and write covered call and cash-secured put options on currency futures. Currency futures contracts are similar to currency forward contracts, except that they are traded on exchanges (and have margin requirements) and are standardized as to contract size and delivery date. Most currency futures call for payment of delivery in U.S. dollars. The Fund may use currency futures for the same purposes as currency forward contracts, subject to Commodity Futures Trading Commission (CFTC) limitations.

Currency futures and options on futures values can be expected to correlate with exchange rates, but will not reflect other factors that may affect the value of the Fund's investments. A currency hedge, for example, should protect a Yen-denominated bond against a decline in the Yen, but will not protect the Fund against price decline if the issuer's creditworthiness deteriorates. Because the value of the Fund's investments denominated in foreign currency will change in response to many factors other than exchange rates, it may not be possible to match the amount of a forward contract to the value of the Fund's investments denominated in that currency over time.

The Fund will hold securities or other options or futures positions whose values are expected to offset its obligations. The Fund will not enter into an option or futures position that exposes the Fund to an obligation to another party unless it owns either (i) an offsetting position in securities or (ii) cash, receivables and short-term debt securities with a value sufficient to cover its potential obligations.

(See also Derivative Instruments and Foreign Securities.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with foreign currency transactions include: Correlation Risk, Interest Rate Risk, Leverage Risk, Liquidity Risk, and Management Risk.

Foreign Securities

Foreign securities, foreign currencies, and securities issued by U.S. entities with substantial foreign operations involve special risks, including those set forth below, which are not typically associated with investing in U.S. securities. Foreign companies are not generally subject to uniform accounting, auditing, and financial reporting standards comparable to those applicable to domestic companies. Additionally, many foreign stock markets, while growing in volume of trading activity, have substantially less volume than the New York Stock Exchange, and securities of some foreign companies are less liquid and more volatile than securities of domestic companies. Similarly, volume and liquidity in most foreign bond markets are less than the volume and liquidity in the U.S. and, at times, volatility of price can be greater than in the U.S. Further, foreign markets have different clearance, settlement, registration, and communication procedures and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions making it difficult to conduct such transactions. Delays in such procedures could result in temporary periods when assets are uninvested and no return is earned on them. The inability of an investor to make intended security purchases due to such problems could cause the investor to miss attractive investment opportunities. Payment for securities without delivery may be required in certain foreign markets and, when participating in new issues, some foreign countries require payment to be made in advance of issuance (at the time of issuance, the market value of the security may be more or less than the purchase price). Some foreign markets also have compulsory depositories (i.e., an investor does not have a choice as to where the securities are held). Fixed commissions on some foreign stock exchanges are generally higher than negotiated commissions on U.S. exchanges. Further, an investor may encounter difficulties or be unable to pursue legal remedies and obtain judgments in foreign courts. There is generally less government supervision and regulation of business and industry practices, stock exchanges, brokers, and listed companies than in the U.S. It may be more difficult for an investor's agents to keep currently informed about corporate actions such as stock dividends or other matters that may affect the prices of portfolio securities. Communications between the U.S. and foreign countries may be less reliable than within the U.S., thus increasing the risk of

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delays or loss of certificates for portfolio securities. In addition, with respect to certain foreign countries, there is the possibility of nationalization, expropriation, the imposition of additional withholding or confiscatory taxes, political, social, or economic instability, diplomatic developments that could affect investments in those countries, or other unforeseen actions by regulatory bodies (such as changes to settlement or custody procedures).

The risks of foreign investing may be magnified for investments in emerging markets, which may have relatively unstable governments, economies based on only a few industries, and securities markets that trade a small number of securities.


The introduction of a single currency, the euro, on January 1, 1999 for participating European nations in the Economic and Monetary Union ("EU") presents unique uncertainties, including the legal treatment of certain outstanding financial contracts after January 1, 1999 that refer to existing currencies rather than the euro; the establishment and maintenance of exchange rates; the fluctuation of the euro relative to non-euro currencies; whether the interest rate, tax or labor regimes of European countries participating in the euro will converge over time; and whether the conversion of the currencies of other EU countries such as the United Kingdom and Denmark into the euro and the admission of other non-EU countries such as Poland, Latvia, and Lithuania as members of the EU may have an impact on the euro.


Although one or more of the other risks described in this SAI may apply, the largest risks associated with foreign securities include: Foreign/Emerging Markets Risk, Issuer Risk, and Management Risk.

High-Yield (High-Risk) Securities (Junk Bonds)


High yield (high-risk) securities are sometimes referred to as junk bonds. They are non-investment grade (lower quality) securities that have speculative characteristics. Lower quality securities, while generally offering higher yields than investment grade securities with similar maturities, involve greater risks, including the possibility of default or bankruptcy. They are regarded as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal. The special risk considerations in connection with investments in these securities are discussed below.

See the appendix for a discussion of securities ratings. (See also Debt Obligations.)


All interest-bearing securities typically experience appreciation when interest rates decline and depreciation when interest rates rise. The market values of lower-quality and comparable unrated securities tend to reflect individual corporate developments to a greater extent than do higher rated securities, which react primarily to fluctuations in the general level of interest rates. Lower-quality and comparable unrated securities also tend to be more sensitive to economic conditions than are higher-rated securities. As a result, they generally involve more credit risks than securities in the higher-rated categories. During an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of lower-quality securities may experience financial stress and may not have sufficient revenues to meet their payment obligations. The issuer's ability to service its debt obligations also may be adversely affected by specific corporate developments, the issuer's inability to meet specific projected business forecasts, or the unavailability of additional financing. The risk of loss due to default by an issuer of these securities is significantly greater than issuers of higher-rated securities because such securities are generally unsecured and are often subordinated to other creditors. Further, if the issuer of a lower quality security defaulted, an investor might incur additional expenses to seek recovery.

Credit ratings issued by credit rating agencies are designed to evaluate the safety of principal and interest payments of rated securities. They do not, however, evaluate the market value risk of lower-quality securities and, therefore, may not fully reflect the true risks of an investment. In addition, credit rating agencies may or may not make timely changes in a rating to reflect changes in the economy or in the condition of the issuer that affect the market value of the securities. Consequently, credit ratings are used only as a preliminary indicator of investment quality.

An investor may have difficulty disposing of certain lower-quality and comparable unrated securities because there may be a thin trading market for such securities. Because not all dealers maintain markets in all lower quality and comparable unrated securities, there is no established retail secondary market for many of these securities. To the extent a secondary trading market does exist, it is generally not as liquid as the secondary market for higher-rated securities. The lack of a liquid secondary market may have an adverse impact on the market price of the security. The lack of a liquid secondary market for certain securities also may make it more difficult for an investor to obtain accurate market quotations. Market quotations are generally available on many lower-quality and comparable unrated issues only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales.

Legislation may be adopted from time to time designed to limit the use of certain lower quality and comparable unrated securities by certain issuers.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with high-yield (high-risk) securities include:
Call/Prepayment Risk, Credit Risk, Currency Risk, Interest Rate Risk, and Management Risk.

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Illiquid and Restricted Securities

The Fund may invest in illiquid securities (i.e., securities that are not readily marketable). These securities may include, but are not limited to, certain securities that are subject to legal or contractual restrictions on resale, certain repurchase agreements, and derivative instruments.

To the extent the Fund invests in illiquid or restricted securities, it may encounter difficulty in determining a market value for such securities. Disposing of illiquid or restricted securities may involve time-consuming negotiations and legal expense, and it may be difficult or impossible for the Fund to sell such an investment promptly and at an acceptable price.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with illiquid and restricted securities include:
Liquidity Risk and Management Risk.

Indexed Securities

The value of indexed securities is linked to currencies, interest rates, commodities, indexes, or other financial indicators. Most indexed securities are short- to intermediate-term fixed income securities whose values at maturity or interest rates rise or fall according to the change in one or more specified underlying instruments. Indexed securities may be more volatile than the underlying instrument itself and they may be less liquid than the securities represented by the index. (See also Derivative Instruments.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with indexed securities include: Liquidity Risk, Management Risk, and Market Risk.

Inverse Floaters

Inverse floaters are created by underwriters using the interest payment on securities. A portion of the interest received is paid to holders of instruments based on current interest rates for short-term securities. The remainder, minus a servicing fee, is paid to holders of inverse floaters. As interest rates go down, the holders of the inverse floaters receive more income and an increase in the price for the inverse floaters. As interest rates go up, the holders of the inverse floaters receive less income and a decrease in the price for the inverse floaters. (See also Derivative Instruments.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with inverse floaters include: Interest Rate Risk and Management Risk.

Investment Companies


Investing in securities issued by registered and unregistered investment companies may involve the duplication of advisory fees and certain other expenses.


Although one or more of the other risks described in this SAI may apply, the largest risks associated with the securities of other investment companies include: Management Risk and Market Risk.

Lending of Portfolio Securities

The Fund may lend certain of its portfolio securities to broker-dealers. The current policy of the Fund's board is to make these loans, either long- or short-term, to broker-dealers. In making loans, the Fund receives the market price in cash, U.S. government securities, letters of credit, or such other collateral as may be permitted by regulatory agencies and approved by the board. If the market price of the loaned securities goes up, the Fund will get additional collateral on a daily basis. The risks are that the borrower may not provide additional collateral when required or return the securities when due. During the existence of the loan, the Fund receives cash payments equivalent to all interest or other distributions paid on the loaned securities. The Fund may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the cash or money market instruments held as collateral to the borrower or placing broker. The Fund will receive reasonable interest on the loan or a flat fee from the borrower and amounts equivalent to any dividends, interest, or other distributions on the securities loaned.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with the lending of portfolio securities include:
Credit Risk and Management Risk.

Loan Participations

Loans, loan participations, and interests in securitized loan pools are interests in amounts owed by a corporate, governmental, or other borrower to a lender or consortium of lenders (typically banks, insurance companies, investment banks, government agencies, or international agencies). Loans involve a risk of loss in case of default or insolvency of the borrower and may offer less legal protection to an investor in the event of fraud or misrepresentation.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with loan participations include: Credit Risk and Management Risk.

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17   --   AXP INVESTMENT SERIES, INC. -- AXP MID CAP VALUE FUND

Mortgage- and Asset-Backed Securities

Mortgage-backed securities represent direct or indirect participations in, or are secured by and payable from, mortgage loans secured by real property, and include single- and multi-class pass-through securities and Collateralized Mortgage Obligations (CMOs). These securities may be issued or guaranteed by U.S. government agencies or instrumentalities (see also Agency and Government Securities), or by private issuers, generally originators and investors in mortgage loans, including savings associations, mortgage bankers, commercial banks, investment bankers, and special purpose entities. Mortgage-backed securities issued by private lenders may be supported by pools of mortgage loans or other mortgage-backed securities that are guaranteed, directly or indirectly, by the U.S. government or one of its agencies or instrumentalities, or they may be issued without any governmental guarantee of the underlying mortgage assets but with some form of non-governmental credit enhancement.

Stripped mortgage-backed securities are a type of mortgage-backed security that receive differing proportions of the interest and principal payments from the underlying assets. Generally, there are two classes of stripped mortgage-backed securities: Interest Only (IO) and Principal Only (PO). IOs entitle the holder to receive distributions consisting of all or a portion of the interest on the underlying pool of mortgage loans or mortgage-backed securities. POs entitle the holder to receive distributions consisting of all or a portion of the principal of the underlying pool of mortgage loans or mortgage-backed securities. The cash flows and yields on IOs and POs are extremely sensitive to the rate of principal payments (including prepayments) on the underlying mortgage loans or mortgage-backed securities. A rapid rate of principal payments may adversely affect the yield to maturity of IOs. A slow rate of principal payments may adversely affect the yield to maturity of POs. If prepayments of principal are greater than anticipated, an investor in IOs may incur substantial losses. If prepayments of principal are slower than anticipated, the yield on a PO will be affected more severely than would be the case with a traditional mortgage-backed security.

CMOs are hybrid mortgage-related instruments secured by pools of mortgage loans or other mortgage-related securities, such as mortgage pass through securities or stripped mortgage-backed securities. CMOs may be structured into multiple classes, often referred to as "tranches," with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. Principal prepayments on collateral underlying a CMO may cause it to be retired substantially earlier than its stated maturity.

The yield characteristics of mortgage-backed securities differ from those of other debt securities. Among the differences are that interest and principal payments are made more frequently on mortgage-backed securities, usually monthly, and principal may be repaid at any time. These factors may reduce the expected yield.

Asset-backed securities have structural characteristics similar to mortgage-backed securities. Asset-backed debt obligations represent direct or indirect participation in, or secured by and payable from, assets such as motor vehicle installment sales contracts, other installment loan contracts, home equity loans, leases of various types of property, and receivables from credit card or other revolving credit arrangements. The credit quality of most asset-backed securities depends primarily on the credit quality of the assets underlying such securities, how well the entity issuing the security is insulated from the credit risk of the originator or any other affiliated entities, and the amount and quality of any credit enhancement of the securities. Payments or distributions of principal and interest on asset-backed debt obligations may be supported by non-governmental credit enhancements including letters of credit, reserve funds, overcollateralization, and guarantees by third parties. The market for privately issued asset-backed debt obligations is smaller and less liquid than the market for government sponsored mortgage-backed securities. (See also Derivative Instruments.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with mortgage- and asset-backed securities include:
Call/Prepayment Risk, Credit Risk, Interest Rate Risk, Liquidity Risk, and Management Risk.

Mortgage Dollar Rolls

Mortgage dollar rolls are investments whereby an investor would sell mortgage-backed securities for delivery in the current month and simultaneously contract to purchase substantially similar securities on a specified future date. While an investor would forego principal and interest paid on the mortgage-backed securities during the roll period, the investor would be compensated by the difference between the current sales price and the lower price for the future purchase as well as by any interest earned on the proceeds of the initial sale. The investor also could be compensated through the receipt of fee income equivalent to a lower forward price.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with mortgage dollar rolls include: Credit Risk, Interest Rate Risk, and Management Risk.

Municipal Obligations

Municipal obligations include debt obligations issued by or on behalf of states, territories, possessions, or sovereign nations within the territorial boundaries of the United States (including the District of Columbia and Puerto Rico). The interest on these obligations is generally exempt from federal income tax. Municipal obligations are generally classified as either "general obligations" or "revenue obligations."

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18   --   AXP INVESTMENT SERIES, INC. -- AXP MID CAP VALUE FUND

General obligation bonds are secured by the issuer's pledge of its full faith, credit, and taxing power for the payment of interest and principal. Revenue bonds are payable only from the revenues derived from a project or facility or from the proceeds of a specified revenue source. Industrial development bonds are generally revenue bonds secured by payments from and the credit of private users. Municipal notes are issued to meet the short-term funding requirements of state, regional, and local governments. Municipal notes include tax anticipation notes, bond anticipation notes, revenue anticipation notes, tax and revenue anticipation notes, construction loan notes, short-term discount notes, tax-exempt commercial paper, demand notes, and similar instruments.

Municipal lease obligations may take the form of a lease, an installment purchase, or a conditional sales contract. They are issued by state and local governments and authorities to acquire land, equipment, and facilities. An investor may purchase these obligations directly, or it may purchase participation interests in such obligations. Municipal leases may be subject to greater risks than general obligation or revenue bonds. State constitutions and statutes set forth requirements that states or municipalities must meet in order to issue municipal obligations. Municipal leases may contain a covenant by the state or municipality to budget for and make payments due under the obligation. Certain municipal leases may, however, provide that the issuer is not obligated to make payments on the obligation in future years unless funds have been appropriated for this purpose each year.

Yields on municipal bonds and notes depend on a variety of factors, including money market conditions, municipal bond market conditions, the size of a particular offering, the maturity of the obligation, and the rating of the issue. The municipal bond market has a large number of different issuers, many having smaller sized bond issues, and a wide choice of different maturities within each issue. For these reasons, most municipal bonds do not trade on a daily basis and many trade only rarely. Because many of these bonds trade infrequently, the spread between the bid and offer may be wider and the time needed to develop a bid or an offer may be longer than other security markets. See the appendix for a discussion of securities ratings. (See also Debt Obligations.)

Taxable Municipal Obligations. There is another type of municipal obligation that is subject to federal income tax for a variety of reasons. These municipal obligations do not qualify for the federal income exemption because (a) they did not receive necessary authorization for tax-exempt treatment from state or local government authorities, (b) they exceed certain regulatory limitations on the cost of issuance for tax-exempt financing or (c) they finance public or private activities that do not qualify for the federal income tax exemption. These non-qualifying activities might include, for example, certain types of multi-family housing, certain professional and local sports facilities, refinancing of certain municipal debt, and borrowing to replenish a municipality's underfunded pension plan.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with municipal obligations include: Credit Risk, Event Risk, Inflation Risk, Interest Rate Risk, Legal/Legislative Risk, and Market Risk.

Preferred Stock

Preferred stock is a type of stock that pays dividends at a specified rate and that has preference over common stock in the payment of dividends and the liquidation of assets. Preferred stock does not ordinarily carry voting rights.

The price of a preferred stock is generally determined by earnings, type of products or services, projected growth rates, experience of management, liquidity, and general market conditions of the markets on which the stock trades.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with preferred stock include: Issuer Risk, Management Risk, and Market Risk.

Real Estate Investment Trusts

Real estate investment trusts (REITs) are entities that manage a portfolio of real estate to earn profits for their shareholders. REITs can make investments in real estate such as shopping centers, nursing homes, office buildings, apartment complexes, and hotels. REITs can be subject to extreme volatility due to fluctuations in the demand for real estate, changes in interest rates, and adverse economic conditions. Additionally, the failure of a REIT to continue to qualify as a REIT for tax purposes can materially affect its value.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with REITs include: Issuer Risk, Management Risk, and Market Risk.

Repurchase Agreements

The Fund may enter into repurchase agreements with certain banks or non-bank dealers. In a repurchase agreement, the Fund buys a security at one price, and at the time of sale, the seller agrees to repurchase the obligation at a mutually agreed upon time and price (usually within seven days). The repurchase agreement thereby determines the yield during the purchaser's holding period, while the seller's obligation to repurchase is secured by the value of the underlying security. Repurchase agreements could involve certain risks in the event of a default or insolvency of the other party to the agreement, including possible delays or restrictions upon the Fund's ability to dispose of the underlying securities.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with repurchase agreements include: Credit Risk and Management Risk.

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19   --   AXP INVESTMENT SERIES, INC. -- AXP MID CAP VALUE FUND

Reverse Repurchase Agreements

In a reverse repurchase agreement, the investor would sell a security and enter into an agreement to repurchase the security at a specified future date and price. The investor generally retains the right to interest and principal payments on the security. Since the investor receives cash upon entering into a reverse repurchase agreement, it may be considered a borrowing. (See also Derivative Instruments.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with reverse repurchase agreements include: Credit Risk, Interest Rate Risk, and Management Risk.

Short Sales

With short sales, an investor sells a security that it does not own in anticipation of a decline in the market value of the security. To complete the transaction, the investor must borrow the security to make delivery to the buyer. The investor is obligated to replace the security that was borrowed by purchasing it at the market price at the time of replacement. The price at such time may be more or less than the price at which the investor sold the security. A fund that is allowed to utilize short sales will designate cash or liquid securities to cover its open short positions. Those funds also may engage in "short sales against the box," a form of short-selling that involves selling a security that an investor owns (or has an unconditioned right to purchase) for delivery at a specified date in the future. This technique allows an investor to hedge protectively against anticipated declines in the market of its securities. If the value of the securities sold short increased between the date of the short sale and the date on which the borrowed security is replaced, the investor loses the opportunity to participate in the gain. A "short sale against the box" will result in a constructive sale of appreciated securities thereby generating capital gains to the Fund.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with short sales include: Management Risk and Market Risk.

Sovereign Debt

A sovereign debtor's willingness or ability to repay principal and pay interest in a timely manner may be affected by a variety of factors, including its cash flow situation, the extent of its reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor's policy toward international lenders, and the political constraints to which a sovereign debtor may be subject. (See also Foreign Securities.)

With respect to sovereign debt of emerging market issuers, investors should be aware that certain emerging market countries are among the largest debtors to commercial banks and foreign governments. At times, certain emerging market countries have declared moratoria on the payment of principal and interest on external debt.

Certain emerging market countries have experienced difficulty in servicing their sovereign debt on a timely basis that led to defaults and the restructuring of certain indebtedness.

Sovereign debt includes Brady Bonds, which are securities issued under the framework of the Brady Plan, an initiative announced by former U.S. Treasury Secretary Nicholas F. Brady in 1989 as a mechanism for debtor nations to restructure their outstanding external commercial bank indebtedness.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with sovereign debt include: Credit Risk, Foreign/Emerging Markets Risk, and Management Risk.

Structured Products

Structured products are over-the-counter financial instruments created specifically to meet the needs of one or a small number of investors. The instrument may consist of a warrant, an option, or a forward contract embedded in a note or any of a wide variety of debt, equity, and/or currency combinations. Risks of structured products include the inability to close such instruments, rapid changes in the market, and defaults by other parties. (See also Derivative Instruments.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with structured products include: Credit Risk, Liquidity Risk, and Management Risk.


Swap Agreements

Swap agreements obligate one party to make payments to the other party based on the change in the market value of an index or other asset. In return, the other party agrees to make payments to the first party based on the return of another index or asset. Swap agreements entail the risk that a party will default on its payment obligations.

Interest Rate Swaps. Interest rate swap agreements are used to obtain or preserve a desired return or spread at a lower cost than through a direct investment in an instrument that yields the desired return or spread. Swaps also may protect against changes in the price of securities that an investor anticipates buying or selling at a later date. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to several years. In a standard interest rate swap transaction,


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20   --   AXP INVESTMENT SERIES, INC. -- AXP MID CAP VALUE FUND
two parties agree to exchange their respective commitments to pay fixed or floating rates on a predetermined notional amount. The swap agreement notional amount is the predetermined basis for calculating the obligations that the swap counterparties have agreed to exchange. Under most swap agreements, the obligations of the parties are exchanged on a net basis. The two payment streams are netted out, with each party receiving or paying, as the case may be, only the net amount of the two payments.

Swap agreements are usually entered into at a zero net market value of the swap agreement commitments. The market values of the underlying commitments will change over time resulting in one of the commitments being worth more than the other and the net market value creating a risk exposure for one counterparty to the other.

Swap agreements may include embedded interest rate caps, floor and collars. In interest rate cap transactions, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or cap. Interest rate floor transactions require one party, in exchange for a premium to agree to make payments to the other to the extent that interest rates fall below a specified level, or floor. In interest rate collar transactions, one party sells a cap and purchases a floor, or vice versa, in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels or collar amounts.

Swap agreements are traded in the over-the-counter market and may be considered to be illiquid. The Fund will enter into interest rate swap agreements only if the claims-paying ability of the other party or its guarantor is considered to be investment grade by the Advisor. Generally, the unsecured senior debt or the claims-paying ability of the other party or its guarantor must be rated in one of the three highest rating categories of at least one NRSRO at the time of entering into the transaction. If there is a default by the other party to such a transaction, the Fund will have to rely on its contractual remedies (which may be limited by bankruptcy, insolvency or similar laws) pursuant to the agreements related to the transaction. In certain circumstances, the Fund may seek to minimize counterparty risk by requiring the counterparty to post collateral.

Currency Swaps. Currency swaps are similar to interest rate swaps, except that they involve currencies instead of interest rates.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with swaps include: Liquidity Risk, Credit Risk and Correlation Risk.


Variable- or Floating-Rate Securities

The Fund may invest in securities that offer a variable- or floating-rate of interest. Variable-rate securities provide for automatic establishment of a new interest rate at fixed intervals (e.g., daily, monthly, semiannually, etc.). Floating-rate securities generally provide for automatic adjustment of the interest rate whenever some specified interest rate index changes.

Variable- or floating-rate securities frequently include a demand feature enabling the holder to sell the securities to the issuer at par. In many cases, the demand feature can be exercised at any time. Some securities that do not have variable or floating interest rates may be accompanied by puts producing similar results and price characteristics.

Variable-rate demand notes include master demand notes that are obligations that permit the Fund to invest fluctuating amounts, which may change daily without penalty, pursuant to direct arrangements between the Fund as lender, and the borrower. The interest rates on these notes fluctuate from time to time. The issuer of such obligations normally has a corresponding right, after a given period, to prepay in its discretion the outstanding principal amount of the obligations plus accrued interest upon a specified number of days' notice to the holders of such obligations. Because these obligations are direct lending arrangements between the lender and borrower, it is not contemplated that such instruments generally will be traded. There generally is not an established secondary market for these obligations. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, the Fund's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. Such obligations frequently are not rated by credit rating agencies and may involve heightened risk of default by the issuer.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with variable- or floating-rate securities include:
Credit Risk and Management Risk.

Warrants

Warrants are securities giving the holder the right, but not the obligation, to buy the stock of an issuer at a given price (generally higher than the value of the stock at the time of issuance) during a specified period or perpetually. Warrants may be acquired separately or in connection with the acquisition of securities. Warrants do not carry with them the right to dividends or voting rights and they do not represent any rights in the assets of the issuer. Warrants may be considered to have more speculative characteristics than certain other types of investments. In addition, the value of a warrant does not necessarily change with the value of the underlying securities, and a warrant ceases to have value if it is not exercised prior to its expiration date.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with warrants include: Management Risk and Market Risk.

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21   --   AXP INVESTMENT SERIES, INC. -- AXP MID CAP VALUE FUND

When-Issued Securities and Forward Commitments

When-issued securities and forward commitments involve a commitment to purchase or sell specific securities at a predetermined price or yield in which payment and delivery take place after the customary settlement period for that type of security. Normally, the settlement date occurs within 45 days of the purchase although in some cases settlement may take longer. The investor does not pay for the securities or receive dividends or interest on them until the contractual settlement date. Such instruments involve the risk of loss if the value of the security to be purchased declines prior to the settlement date and the risk that the security will not be issued as anticipated. If the security is not issued as anticipated, the Fund may lose the opportunity to obtain a price and yield considered to be advantageous.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with when-issued securities and forward commitments include: Credit Risk and Management Risk.

Zero-Coupon, Step-Coupon, and Pay-in-Kind Securities

These securities are debt obligations that do not make regular cash interest payments (see also Debt Obligations). Zero-coupon and step-coupon securities are sold at a deep discount to their face value because they do not pay interest until maturity. Pay-in-kind securities pay interest through the issuance of additional securities. Because these securities do not pay current cash income, the price of these securities can be extremely volatile when interest rates fluctuate. See the appendix for a discussion of securities ratings.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with zero-coupon, step-coupon, and pay-in-kind securities include: Credit Risk, Interest Rate Risk, and Management Risk.


The Fund cannot issue senior securities but this does not prohibit certain investment activities for which assets of the Fund are set aside, or margin, collateral or escrow arrangements are established, to cover the related obligations. Examples of those activities include borrowing money, delayed-delivery and when-issued securities transactions, and contracts to buy or sell options, derivatives, and hedging instruments.


Security Transactions

Subject to policies set by the board, AEFC is authorized to determine, consistent with the Fund's investment goal and policies, which securities will be purchased, held, or sold. The description of policies and procedures in this section also applies to any Fund subadviser. In determining where the buy and sell orders are to be placed, AEFC has been directed to use its best efforts to obtain the best available price and the most favorable execution except where otherwise authorized by the board. In selecting broker-dealers to execute transactions, AEFC may consider the price of the security, including commission or mark-up, the size and difficulty of the order, the reliability, integrity, financial soundness, and general operation and execution capabilities of the broker, the broker's expertise in particular markets, and research services provided by the broker.

The Fund, AEFC, any subadviser and American Express Financial Advisors Inc. (the Distributor) each have a strict Code of Ethics that prohibits affiliated personnel from engaging in personal investment activities that compete with or attempt to take advantage of planned portfolio transactions for the Fund.

The Fund's securities may be traded on a principal rather than an agency basis. In other words, AEFC will trade directly with the issuer or with a dealer who buys or sells for its own account, rather than acting on behalf of another client. AEFC does not pay the dealer commissions. Instead, the dealer's profit, if any, is the difference, or spread, between the dealer's purchase and sale price for the security.

On occasion, it may be desirable to compensate a broker for research services or for brokerage services by paying a commission that might not otherwise be charged or a commission in excess of the amount another broker might charge. The board has adopted a policy authorizing AEFC to do so to the extent authorized by law, if AEFC determines, in good faith, that such commission is reasonable in relation to the value of the brokerage or research services provided by a broker or dealer, viewed either in the light of that transaction or AEFC's overall responsibilities with respect to the Fund and the other American Express mutual funds for which it acts as investment manager.

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22   --   AXP INVESTMENT SERIES, INC. -- AXP MID CAP VALUE FUND

Research provided by brokers supplements AEFC's own research activities. Such services include economic data on, and analysis of, U.S. and foreign economies; information on specific industries; information about specific companies, including earnings estimates; purchase recommendations for stocks and bonds; portfolio strategy services; political, economic, business, and industry trend assessments; historical statistical information; market data services providing information on specific issues and prices; and technical analysis of various aspects of the securities markets, including technical charts. Research services may take the form of written reports, computer software, or personal contact by telephone or at seminars or other meetings. AEFC has obtained, and in the future may obtain, computer hardware from brokers, including but not limited to personal computers that will be used exclusively for investment decision-making purposes, which include the research, portfolio management, and trading functions and other services to the extent permitted under an interpretation by the SEC.

When paying a commission that might not otherwise be charged or a commission in excess of the amount another broker might charge, AEFC must follow procedures authorized by the board. To date, three procedures have been authorized. One procedure permits AEFC to direct an order to buy or sell a security traded on a national securities exchange to a specific broker for research services it has provided. The second procedure permits AEFC, in order to obtain research, to direct an order on an agency basis to buy or sell a security traded in the over-the-counter market to a firm that does not make a market in that security. The commission paid generally includes compensation for research services. The third procedure permits AEFC, in order to obtain research and brokerage services, to cause the Fund to pay a commission in excess of the amount another broker might have charged. AEFC has advised the Fund that it is necessary to do business with a number of brokerage firms on a continuing basis to obtain such services as the handling of large orders, the willingness of a broker to risk its own money by taking a position in a security, and the specialized handling of a particular group of securities that only certain brokers may be able to offer. As a result of this arrangement, some portfolio transactions may not be effected at the lowest commission, but AEFC believes it may obtain better overall execution. AEFC has represented that under all three procedures the amount of commission paid will be reasonable and competitive in relation to the value of the brokerage services performed or research provided.

All other transactions will be placed on the basis of obtaining the best available price and the most favorable execution. In so doing, if in the professional opinion of the person responsible for selecting the broker or dealer, several firms can execute the transaction on the same basis, consideration will be given by such person to those firms offering research services. Such services may be used by AEFC in providing advice to all American Express mutual funds even though it is not possible to relate the benefits to any particular fund.

Each investment decision made for the Fund is made independently from any decision made for another portfolio, fund, or other account advised by AEFC or any of its subsidiaries. When the Fund buys or sells the same security as another portfolio, fund, or account, AEFC carries out the purchase or sale in a way the Fund agrees in advance is fair. Although sharing in large transactions may adversely affect the price or volume purchased or sold by the Fund, the Fund hopes to gain an overall advantage in execution. On occasion, the Fund may purchase and sell a security simultaneously in order to profit from short-term price disparities.

On a periodic basis, AEFC makes a comprehensive review of the broker-dealers and the overall reasonableness of their commissions. The review evaluates execution, operational efficiency, and research services.


The Fund paid total brokerage commissions of $345,711 for fiscal year ended Sept. 30, 2003 and $226,161 for fiscal period from Feb. 14, 2002 (when shares became publicly available) to Sept. 30, 2002. Substantially all firms through whom transactions were executed provide research services.

No transactions were directed to brokers because of research services they provided to the Fund except for the affiliates as noted below.

As of the end of the most recent fiscal year, the Fund held securities of its regular brokers or dealers or of the parent of those brokers or dealers that derived more than 15% of gross revenue from securities-related activities as presented below:

                                            Value of securities
Name of issuer                          owned at end of fiscal year
Bear Stearns Companies                          $2,449,700

The portfolio turnover rate was 36% in the most recent fiscal year, and 18% in the year before.



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23   --   AXP INVESTMENT SERIES, INC. -- AXP MID CAP VALUE FUND

Brokerage Commissions Paid to Brokers Affiliated with American Express Financial Corporation

Affiliates of American Express Company (of which AEFC is a wholly-owned subsidiary) may engage in brokerage and other securities transactions on behalf of the Fund according to procedures adopted by the board and to the extent consistent with applicable provisions of the federal securities laws. Subject to approval by the board, the same conditions apply to transactions with broker-dealer affiliates of any subadviser. AEFC will use an American Express affiliate only if (i) AEFC determines that the Fund will receive prices and executions at least as favorable as those offered by qualified independent brokers performing similar brokerage and other services for the Fund and (ii) the affiliate charges the Fund commission rates consistent with those the affiliate charges comparable unaffiliated customers in similar transactions and if such use is consistent with terms of the Investment Management Services Agreement.


Information about brokerage commissions paid by the Fund for the last fiscal periods to brokers affiliated with AEFC is contained in the following table:

As of the end of fiscal period                                                2003                                  2002
                                                                                              Percent of
                                                                                           aggregate dollar
                                                                                               amount of
                                                    Aggregate dollar       Percent of        transactions     Aggregate dollar
                                                        amount of           aggregate          involving          amount of
                                     Nature of         commissions          brokerage         payment of         commissions
Broker                              affiliation      paid to broker        commissions        commissions      paid to broker
American Enterprise              Wholly-owned           $23,417*              6.77%              9.83%            $16,706*
Investment Services Inc.         subsidiary of AEFC

* Represents brokerage clearing fees.



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24   --   AXP INVESTMENT SERIES, INC. -- AXP MID CAP VALUE FUND

Valuing Fund Shares


As of the end of the most recent fiscal year, the computation looked like this:

                         Net assets                           Shares outstanding                  Net asset value of one share
Class A                $111,056,815        divided by             21,242,380           equals                   $5.23
Class B                  57,302,622                               11,052,646                                     5.18
Class C                   2,832,237                                  546,174                                     5.19
Class Y                      59,683                                   11,372                                     5.25


In determining net assets before shareholder transactions, the Fund's securities are valued as follows as of the close of business of the New York Stock Exchange (the Exchange):

o Securities traded on a securities exchange for which a last-quoted sales price is readily available are valued at the last-quoted sales price on the exchange where such security is primarily traded.

o Securities traded on a securities exchange for which a last-quoted sales price is not readily available are valued at the mean of the closing bid and asked prices, looking first to the bid and asked prices on the exchange where the security is primarily traded and, if none exist, to the over-the-counter market.

o Securities included in the NASDAQ National Market System are valued at the last-quoted sales price in this market.

o Securities included in the NASDAQ National Market System for which a last-quoted sales price is not readily available, and other securities traded over-the-counter but not included in the NASDAQ National Market System are valued at the mean of the closing bid and asked prices.

o Futures and options traded on major exchanges are valued at the last-quoted sales price on their primary exchange.


o Foreign securities traded outside the United States are generally valued as of the time their trading is complete, which is usually different from the close of the Exchange. Foreign securities quoted in foreign currencies are translated into U.S. dollars at the current rate of exchange.

o Occasionally, events affecting the value of securities occur between the time the primary market on which the securities are traded closes and the close of the Exchange. If events materially affect the value of securities, the securities will be valued at their fair value according to procedures decided upon in good faith by the board. This occurs most commonly with foreign securities, but may occur in other cases. The fair value of a security is likely to be different from the quoted or published price.


o Short-term securities maturing more than 60 days from the valuation date are valued at the readily available market price or approximate market value based on current interest rates. Short-term securities maturing in 60 days or less that originally had maturities of more than 60 days at acquisition date are valued at amortized cost using the market value on the 61st day before maturity. Short-term securities maturing in 60 days or less at acquisition date are valued at amortized cost. Amortized cost is an approximation of market value determined by systematically increasing the carrying value of a security if acquired at a discount, or reducing the carrying value if acquired at a premium, so that the carrying value is equal to maturity value on the maturity date.

o Securities without a readily available market price and other assets are valued at fair value as determined in good faith by the board. The board is responsible for selecting methods it believes provide fair value. When possible, bonds are valued by a pricing service independent from the Fund. If a valuation of a bond is not available from a pricing service, the bond will be valued by a dealer knowledgeable about the bond if such a dealer is available.

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25   --   AXP INVESTMENT SERIES, INC. -- AXP MID CAP VALUE FUND

Proxy Voting

GENERAL GUIDELINES

The Fund upholds a long tradition of sound and principled corporate governance. For approximately 30 years, the Board of Directors, which consists of a majority of independent directors, has voted proxies. General guidelines are:

o Corporate governance matters -- The board supports proxy proposals that require changes or encourage decisions that have been shown to add shareholder value over time and votes against proxy proposals that entrench management.

o Changes in capital structure -- The board votes for amendments to corporate documents that strengthen the financial condition of a business.

o Stock option plans and other management compensation issues -- The board expects thoughtful consideration to be given by a company's management to developing a balanced compensation structure providing competitive current income with long-term employee incentives directly tied to the interest of shareholders and votes against proxy proposals that dilute shareholder value excessively.

o Social and corporate policy issues -- The board believes that proxy proposals should address the business interests of the corporation.

Each proposal is viewed in light of the circumstances of the company submitting the proposal.

POLICY AND PROCEDURES

The policy of the board is to vote all proxies of the companies in which the Fund holds investments, ensuring there are no conflicts between interests of Fund shareholders and those of the Fund's investment manager, AEFC.

The recommendation of the management of a company as set out in the company's proxy statement is considered. In each instance in which the Fund votes against the recommendation, the board sends a letter to senior management of the company explaining the basis for its vote. This has permitted both the company's management and the Fund's board to gain better insight into issues presented by proxy proposals. In the case of foreign corporations, proxies of companies located in some countries may not be voted due to requirements of locking up the voting shares and when time constraints prohibit the processing of proxies.

From time to time a proxy proposal is presented that has not been previously considered by the board or that AEFC recommends be voted different from the votes cast for similar proposals. In making recommendations to the board about voting on a proposal, AEFC relies on its own investment personnel and information obtained from outside resources, including Institutional Shareholder Services (ISS). AEFC makes the recommendation in writing. The process established by the board to vote proxies requires that either board members or officers who are independent from AEFC consider the recommendation and decide how to vote the proxy proposal.

PROXY VOTING RECORD

The proxy voting record will be made available on a quarterly basis after the end of the quarter for all companies whose shareholders meetings were completed during the quarter. The information is on a website maintained by ISS and can be accessed through the American Express Company's web page, www.americanexpress.com beginning Jan. 1, 2004. For anyone seeking information on how the Fund voted all proxies during a year, the information can be obtained after Aug. 1, 2004 without cost:

o    On the ISS website www.americanexpress.com/funds

o On a web site maintained by the Securities and Exchange Commission, www.sec.gov

o    By calling the Fund's administrator, Board Services Corporation, collect at
     (612) 330-9283.


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26   --   AXP INVESTMENT SERIES, INC. -- AXP MID CAP VALUE FUND

Investing in the Fund

SALES CHARGE

Investors should understand that the purpose and function of the initial sales charge and distribution fee for Class A shares is the same as the purpose and function of the CDSC and distribution fee for Class B and Class C shares. The sales charges and distribution fees applicable to each class pay for the distribution of shares of the Fund.


Shares of the Fund are sold at the public offering price. The public offering price is the NAV of one share adjusted for the sales charge for Class A. For Class B, Class C, Class I and Class Y, there is no initial sales charge so the public offering price is the same as the NAV. Using the sales charge schedule in the table below, for Class A, the public offering price for an investment of less than $50,000, made on the last day of the most recent fiscal year, was determined by dividing the NAV of one share, $5.23, by 0.9425 (1.00 - 0.0575) for a maximum 5.75% sales charge for a public offering price of $5.55. The sales charge is paid to the Distributor by the person buying the shares.


Class A -- Calculation of the Sales Charge

Sales charges are determined as follows:


                                    Sales charge as a percentage of:
Total market value           Public offering price      Net amount invested
Up to $49,999                        5.75%                     6.10%
$50,000-$99,999                      4.75                      4.99
$100,000-$249,999                    3.50                      3.63
$250,000-$499,999                    2.50                      2.56
$500,000-$999,999                    2.00                      2.04
$1,000,000 or more                   0.00                      0.00


The initial sales charge is waived for certain qualified plans. Participants in these qualified plans may be subject to a deferred sales charge on certain redemptions. The Fund will waive the deferred sales charge on certain redemptions if the redemption is a result of a participant's death, disability, retirement, attaining age 59 1/2, loans, or hardship withdrawals. The deferred sales charge varies depending on the number of participants in the qualified plan and total plan assets as follows:

Deferred Sales Charge

                                         Number of participants
Total plan assets                    1-99                   100 or more
Less than $1 million                  4%                        0%
$1 million or more                    0%                        0%

Class A -- Reducing the Sales Charge

The market value of your investments in the Fund determines your sales charge. For example, suppose you have made an investment that now has a value of $20,000 and you later decide to invest $40,000 more. The value of your investments would be $60,000. As a result, your $40,000 investment qualifies for the lower 4.75% sales charge that applies to investments of more than $50,000 and up to $100,000. If you qualify for a reduced sales charge and purchase shares through different channels (for example, in a brokerage account and also directly from the Fund), you must inform the Distributor of your total holdings when placing any purchase orders.

Class A -- Letter of Intent (LOI)


If you intend to invest more than $50,000 over a period of time, you can reduce the sales charge in Class A by filing a LOI and committing to invest a certain amount. The agreement can start at any time and you will have up to 13 months to fulfill your commitment. The LOI start date can be backdated by up to 90 days. Your holdings in American Express mutual funds acquired more than 90 days before receipt of your signed LOI in the corporate office will not be counted towards the completion of the LOI. Your investments will be charged the sales charge that applies to the amount you have committed to invest. Five percent of the commitment amount will be placed in escrow. If your commitment amount is reached within the 13-month period, the LOI will end and the shares will be released from escrow. Once the LOI has ended, future sales charges will be determined by the total value of the new investment combined with the market value of the existing American Express mutual fund investments. If you do not invest the commitment amount by the end of the 13 months, the remaining unpaid sales charge will be redeemed from the escrowed shares and the remaining balance released from escrow. The commitment amount does not include purchases in any class of


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27   --   AXP INVESTMENT SERIES, INC. -- AXP MID CAP VALUE FUND

American Express mutual funds other than Class A; purchases in American Express mutual funds held within a wrap product; and purchases of AXP Cash Management Fund and AXP Tax-Free Money Fund unless they are subsequently exchanged to Class A shares of an American Express mutual fund within the 13 month period. A LOI is not an option (absolute right) to buy shares. If you purchase shares through different channels, for example, in a brokerage account or through a third party, you must inform the Distributor about the LOI when placing any purchase orders during the period of the LOI.


Class Y Shares

Class Y shares are offered to certain institutional investors. Class Y shares are sold without a front-end sales charge or a CDSC and are not subject to a distribution fee. The following investors are eligible to purchase Class Y shares:

o    Qualified employee benefit plans* if the plan:

     o uses a daily transfer recordkeeping service offering participants daily access to American Express mutual funds and has

          o    at least $10 million in plan assets or

          o    500 or more participants; or

     o    does not use daily transfer recordkeeping and has

          o    at least $3 million invested in American Express mutual funds or

          o    500 or more participants.

o Trust companies or similar institutions, and charitable organizations that meet the definition in Section 501(c)(3) of the Internal Revenue Code.* These institutions must have at least $10 million in American Express mutual funds.

o Nonqualified deferred compensation plans* whose participants are included in a qualified employee benefit plan described above.

o State sponsored college savings plans established under Section 529 of the Internal Revenue Code.

* Eligibility must be determined in advance. To do so, contact your financial advisor.

SYSTEMATIC INVESTMENT PROGRAMS


You decide how often to make payments -- monthly, quarterly, or semiannually. Provided your account meets the minimum balance requirements, you are not obligated to make any payments. You can omit payments or discontinue the investment program altogether. The Fund also can change the program or end it at any time.


AUTOMATIC DIRECTED DIVIDENDS

Dividends, including capital gain distributions, paid by another American Express mutual fund may be used to automatically purchase shares in the same class of this Fund. Dividends may be directed to existing accounts only. Dividends declared by a fund are exchanged to this Fund the following day. Dividends can be exchanged into the same class of another American Express mutual fund but cannot be split to make purchases in two or more funds. Automatic directed dividends are available between accounts of any ownership except:

o Between a non-custodial account and an IRA, or 401(k) plan account or other qualified retirement account of which American Express Trust Company acts as custodian;

o Between two American Express Trust Company custodial accounts with different owners (for example, you may not exchange dividends from your IRA to the IRA of your spouse); and

o Between different kinds of custodial accounts with the same ownership (for example, you may not exchange dividends from your IRA to your 401(k) plan account, although you may exchange dividends from one IRA to another IRA).

Dividends may be directed from accounts established under the Uniform Gifts to Minors Act (UGMA) or Uniform Transfers to Minors Act (UTMA) only into other UGMA or UTMA accounts with identical ownership.

The Fund's investment goal is described in its prospectus along with other information, including fees and expense ratios. Before exchanging dividends into another fund, you should read that fund's prospectus. You will receive a confirmation that the automatic directed dividend service has been set up for your account.

REJECTION OF BUSINESS

The Fund or AECSC reserves the right to reject any business, in its sole discretion.

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28   --   AXP INVESTMENT SERIES, INC. -- AXP MID CAP VALUE FUND

Selling Shares

You have a right to sell your shares at any time. For an explanation of sales procedures, please see the prospectus.

During an emergency, the board can suspend the computation of NAV, stop accepting payments for purchase of shares, or suspend the duty of the Fund to redeem shares for more than seven days. Such emergency situations would occur if:

o The Exchange closes for reasons other than the usual weekend and holiday closings or trading on the Exchange is restricted, or

o Disposal of the Fund's securities is not reasonably practicable or it is not reasonably practicable for the Fund to determine the fair value of its net assets, or

o The SEC, under the provisions of the 1940 Act, declares a period of emergency to exist.

Should the Fund stop selling shares, the board may make a deduction from the value of the assets held by the Fund to cover the cost of future liquidations of the assets so as to distribute fairly these costs among all shareholders.

The Fund has elected to be governed by Rule 18f-1 under the 1940 Act, which obligates the Fund to redeem shares in cash, with respect to any one shareholder during any 90-day period, up to the lesser of $250,000 or 1% of the net assets of the Fund at the beginning of the period. Although redemptions in excess of this limitation would normally be paid in cash, the Fund reserves the right to make these payments in whole or in part in securities or other assets in case of an emergency, or if the payment of a redemption in cash would be detrimental to the existing shareholders of the Fund as determined by the board. In these circumstances, the securities distributed would be valued as set forth in this SAI. Should the Fund distribute securities, a shareholder may incur brokerage fees or other transaction costs in converting the securities to cash.

Pay-out Plans

You can use any of several pay-out plans to redeem your investment in regular installments. If you redeem shares, you may be subject to a contingent deferred sales charge as discussed in the prospectus. While the plans differ on how the pay-out is figured, they all are based on the redemption of your investment. Net investment income dividends and any capital gain distributions will automatically be reinvested, unless you elect to receive them in cash. If you are redeeming a tax-qualified plan account for which American Express Trust Company acts as custodian, you can elect to receive your dividends and other distributions in cash when permitted by law. If you redeem an IRA or a qualified retirement account, certain restrictions, federal tax penalties, and special federal income tax reporting requirements may apply. You should consult your tax advisor about this complex area of the tax law.

Applications for a systematic investment in a class of the Fund subject to a sales charge normally will not be accepted while a pay-out plan for any of those funds is in effect. Occasional investments, however, may be accepted.


To start any of these plans, please consult your selling agent or write American Express Client Service Corporation, 70100 AXP Financial Center, Minneapolis, MN 55474, or call (800) 437-3133. Your authorization must be received at least five days before the date you want your payments to begin. Payments will be made on a monthly, bimonthly, quarterly, semiannual, or annual basis. Your choice is effective until you change or cancel it.


The following pay-out plans are designed to take care of the needs of most shareholders in a way AEFC can handle efficiently and at a reasonable cost. If you need a more irregular schedule of payments, it may be necessary for you to make a series of individual redemptions, in which case you will have to send in a separate redemption request for each pay-out. The Fund reserves the right to change or stop any pay-out plan and to stop making such plans available.

Plan #1: Pay-out for a fixed period of time

If you choose this plan, a varying number of shares will be redeemed at regular intervals during the time period you choose. This plan is designed to end in complete redemption of all shares in your account by the end of the fixed period.

Plan #2: Redemption of a fixed number of shares

If you choose this plan, a fixed number of shares will be redeemed for each payment and that amount will be sent to you. The length of time these payments continue is based on the number of shares in your account.

Plan #3: Redemption of a fixed dollar amount

If you decide on a fixed dollar amount, whatever number of shares is necessary to make the payment will be redeemed in regular installments until the account is closed.

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29   --   AXP INVESTMENT SERIES, INC. -- AXP MID CAP VALUE FUND

Plan #4: Redemption of a percentage of net asset value


Payments are made based on a fixed percentage of the net asset value of the shares in the account computed on the day of each payment. Percentages range from 0.25% to 0.75%. For example, if you are on this plan and arrange to take 0.5% each month, you will get $100 if the value of your account is $20,000 on the payment date.

Capital Loss Carryover

For federal income tax purposes, the Fund had total capital loss carryovers of $5,035,436 at the end of the most recent fiscal year, that if not offset by subsequent capital gains will expire in 2010.

It is unlikely that the board will authorize a distribution of any net realized capital gains until the available capital loss carryover has been offset or has expired except as required by Internal Revenue Service rules.


Taxes

For tax purposes, an exchange is considered a sale and purchase, and may result in a gain or loss. A sale is a taxable transaction. If you sell shares for less than their cost, the difference is a capital loss. If you sell shares for more than their cost, the difference is a capital gain. Your gain may be short term (for shares held for one year or less) or long term (for shares held more than one year).

If you buy Class A shares and within 91 days exchange into another fund, you may not include the sales charge in your calculation of tax gain or loss on the sale of the first fund you purchased. The sales charge may be included in the calculation of your tax gain or loss on a subsequent sale of the second fund you purchased.

For example


You purchase 100 shares of one fund having a public offering price of $10.00 per share. With a sales load of 5.75%, you pay $57.50 in sales load. With a NAV of $9.425 per share, the value of your investment is $942.50. Within 91 days of purchasing that fund, you decide to exchange out of that fund, now at a NAV of $11.00 per share, up from the original NAV of $9.425, and purchase into a second fund, at a NAV of $15.00 per share. The value of your investment is now $1,100.00 ($11.00 x 100 shares). You cannot use the $57.50 paid as a sales load when calculating your tax gain or loss in the sale of the first fund shares. So instead of having a $100.00 gain ($1,100.00 - $1,000.00), you have a $157.50 gain ($1,100.00 - $942.50). You can include the $57.50 sales load in the calculation of your tax gain or loss when you sell shares in the second fund.

If you have a nonqualified investment in the Fund and you wish to move part or all of those shares to an IRA or qualified retirement account in the Fund, you can do so without paying a sales charge. However, this type of exchange is considered a redemption of shares and may result in a gain or loss for tax purposes. In addition, this type of exchange may result in an excess contribution under IRA or qualified plan regulations if the amount exchanged exceeds annual contribution limitations. You should consult your tax advisor for further details about this complex subject.

Net investment income dividends received should be treated as dividend income for federal income tax purposes. Corporate shareholders are generally entitled to a deduction equal to 70% of that portion of the Fund's dividend that is attributable to dividends the Fund received from domestic (U.S.) securities. For the most recent fiscal year, 100% of the Fund's net investment income dividends qualified for the corporate deduction.

Under provisions of the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the Act), the maximum tax paid on dividends by individuals is reduced to 15% (5% for taxpayers in the 10% and 15% brackets) for tax years 2003 through 2008. The Act also reduces the maximum capital gain rate for securities sold on or after May 6, 2003 through 2008 from 20% to 15% (5% for taxpayers in the 10% and 15% brackets).

The Act provides that only certain qualified dividend income (QDI) will be subject to the 15% and 5% tax rates. QDI is dividends earned from domestic corporations and qualified foreign corporations. Qualified foreign corporations are corporations incorporated in a U.S. possession, corporations whose stock is readily tradable on an established U.S. securities market (ADRs), and certain other corporations eligible for relief under an income tax treaty with the U.S. that includes an exchange of information agreement (except Barbados). Excluded are passive foreign investment companies (PFICs), foreign investment companies and foreign personal holding companies. Holding periods for shares must also be met to be eligible for QDI treatment (60 days for stock and 90 days for preferreds). The QDI for individuals for the most recent fiscal year was 0%.


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30   --   AXP INVESTMENT SERIES, INC. -- AXP MID CAP VALUE FUND

The Fund may be subject to U.S. taxes resulting from holdings in a passive foreign investment company (PFIC). A foreign corporation is a PFIC when 75% or more of its gross income for the taxable year is passive income or 50% or more of the average value of its assets consists of assets that produce or could produce passive income.

Income earned by the Fund may have had foreign taxes imposed and withheld on it in foreign countries. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes. If more than 50% of the Fund's total assets at the close of its fiscal year consists of securities of foreign corporations, the Fund will be eligible to file an election with the Internal Revenue Service under which shareholders of the Fund would be required to include their pro rata portions of foreign taxes withheld by foreign countries as gross income in their federal income tax returns. These pro rata portions of foreign taxes withheld may be taken as a credit or deduction in computing the shareholders' federal income taxes. If the election is filed, the Fund will report to its shareholders the per share amount of such foreign taxes withheld and the amount of foreign tax credit or deduction available for federal income tax purposes.


Capital gain distributions, if any, received by shareholders should be treated as long-term capital gains regardless of how long shareholders owned their shares. Short-term capital gains earned by the Fund are paid to shareholders as part of their ordinary income dividend and are taxable. Special rates on capital gains may apply to sales of precious metals, if any, owned directly by the Fund and to investments in REITs.


Under the Internal Revenue Code of 1986 (the Code), gains or losses attributable to fluctuations in exchange rates that occur between the time the Fund accrues interest or other receivables, or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities generally are treated as ordinary income or ordinary loss. Similarly, gains or losses on disposition of debt securities denominated in a foreign currency attributable to fluctuations in the value of the foreign currency between the date of acquisition of the security and the date of disposition also are treated as ordinary gains or losses. These gains or losses, referred to under the Code as "section 988" gains or losses, may increase or decrease the amount of the Fund's investment company taxable income to be distributed to its shareholders as ordinary income.

Under federal tax law, by the end of a calendar year the Fund must declare and pay dividends representing 98% of ordinary income for that calendar year and 98% of net capital gains (both long-term and short-term) for the 12-month period ending Oct. 31 of that calendar year. The Fund is subject to an excise tax equal to 4% of the excess, if any, of the amount required to be distributed over the amount actually distributed. The Fund intends to comply with federal tax law and avoid any excise tax.

The Internal Revenue Code imposes two asset diversification rules that apply to the Fund as of the close of each quarter. First, as to 50% of its holdings, the Fund may hold no more than 5% of its assets in securities of one issuer and no more than 10% of any one issuer's outstanding voting securities. Second, the Fund cannot have more than 25% of its assets in any one issuer.

For purposes of the excise tax distributions, "section 988" ordinary gains and losses are distributable based on an Oct. 31 year end. This is an exception to the general rule that ordinary income is paid based on a calendar year end.


If a mutual fund is the holder of record of any share of stock on the record date for any dividend payable with respect to the stock, the dividend will be included in gross income by the Fund as of the later of (1) the date the share became ex-dividend or (2) the date the Fund acquired the share. Because the dividends on some foreign equity investments may be received some time after the stock goes ex-dividend, and in certain rare cases may never be received by the Fund, this rule may cause the Fund to pay income to its shareholders that it has not actually received. To the extent that the dividend is never received, the Fund will take a loss at the time that a determination is made that the dividend will not be received. Distributions, if any, that are in excess of the Fund's current or accumulated earnings and profits will first reduce a shareholder's tax basis in the Fund and, after the basis is reduced to zero, will generally result in capital gains to a shareholder when the shares are sold.


This is a brief summary that relates to federal income taxation only. Shareholders should consult their tax advisor as to the application of federal, state, and local income tax laws to Fund distributions.

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31   --   AXP INVESTMENT SERIES, INC. -- AXP MID CAP VALUE FUND

Agreements

INVESTMENT MANAGEMENT SERVICES AGREEMENT

AEFC, a wholly-owned subsidiary of American Express Company, is the investment manager for the Fund. Under the Investment Management Services Agreement, AEFC, subject to the policies set by the board, provides investment management services.

For its services, AEFC is paid a fee based on the following schedule. Each class of the Fund pays its proportionate share of the fee.

Assets (billions)                        Annual rate at each asset level
First   $ 1.0                                        0.700%
Next      1.0                                        0.675
Next      1.0                                        0.650
Next      3.0                                        0.625
Next      6.0                                        0.600
Next     12.0                                        0.590
Over     24.0                                        0.580


On the last day of the most recent fiscal year, the daily rate applied to the Fund's net assets was equal to 0.700% on an annual basis. The fee is calculated for each calendar day on the basis of net assets as of the close of the preceding business day.

Before the fee based on the asset charge is paid, it is adjusted for investment performance. The adjustment, determined monthly, will be determined by measuring the percentage difference over a rolling 12-month period between the performance of one Class A share of the Fund and the change in the Lipper Mid-Cap Value Funds Index (Index). The performance difference is then used to determine the adjustment rate. The adjustment rate, computed to five decimal places, is determined in accordance with the following table:

Performance
difference        Adjustment rate


0.00%-0.50%       0

0.50%-1.00%       6 basis points times the performance difference over
                  0.50% (maximum of 3 basis points if a 1% performance difference)

1.00%-2.00%       3 basis points, plus 3 basis points times the performance
                  difference over 1.00% (maximum 6 basis points if a 2% performance difference)

2.00%-4.00%       6 basis points, plus 2 basis points times the performance
                  difference over 2.00% (maximum 10 basis points if a 4% performance difference)

4.00%-6.00%       10 basis points, plus 1 basis point times the performance
                  difference over 4.00% (maximum 12 basis points if a 6% performance difference)

6.00% or more     12 basis points


For example, if the performance difference is 2.38%, the adjustment rate is
0.000676 (0.0006 [6 basis points] plus 0.0038 [the 0.38% performance difference over 2.00%] x 0.0002 [2 basis points] x 100 (0.000076)). Rounded to five decimal places, the adjustment rate is 0.00068. The maximum adjustment rate for the Fund is 0.0012 per year. Where the Fund's Class A performance exceeds that of the Index, the fee paid to AEFC will increase. Where the performance of the Index exceeds the performance of the Fund's Class A shares, the fee paid to AEFC will decrease.

The 12-month comparison period rolls over with each succeeding month, so that it always equals 12 months, ending with the month for which the performance adjustment is being computed. The adjustment decreased the fee by $72,172 for fiscal year 2003.

The management fee is paid monthly. Under the agreement, the total amount paid was $755,866 for fiscal year 2003, and $261,610 for fiscal period 2002.

Under the agreement, the Fund also pays taxes, brokerage commissions and nonadvisory expenses, which include custodian fees; audit and certain legal fees; fidelity bond premiums; registration fees for shares; office expenses; postage of confirmations except purchase confirmations; consultants' fees; compensation of board members, officers and employees; corporate filing fees; organizational expenses; expenses incurred in connection with lending securities; and expenses properly payable by the Fund, approved by the board. Under the agreement, nonadvisory expenses, net of earnings credits, waivers and expenses reimbursed by AEFC, paid by the Fund were $63,479 for fiscal year 2003 and $11,282 for fiscal period 2002.


--------------------------------------------------------------------------------
32   --   AXP INVESTMENT SERIES, INC. -- AXP MID CAP VALUE FUND

Basis for board approving the investment advisory contract

Based on its work throughout the year and detailed analysis by the Contracts Committee of reports provided by AEFC, the independent board members determined to renew the Investment Management Services Agreement and Subadvisory Agreements (where applicable) based on:

o tangible steps AEFC has taken to improve the competitive ranking and consistency of the investment performance of the Fund, including changes in leadership, portfolio managers, compensation structures, and the implementation of management practices,

o continued commitment to expand the range of investment options that it offers investors, through repositioning existing funds and creating new funds,

o consistent effort to provide a management structure that imposes disciplines that ensure adherence to stated management style and expected risk characteristics,

o additional time needed to evaluate the efficacy of the new AEFC management structure that has produced improved performance results in the short term,

o benefit of economy of scale that results from the graduated fee structure and the reasonableness of fees in light of the fees paid by similar funds in the industry,

o competitive total expenses that are either at or only slightly above the median expenses of a group of comparable funds based on a report prepared by Lipper Inc., and

o    reasonable level of AEFC's profitability from its mutual fund operations.

ADMINISTRATIVE SERVICES AGREEMENT

The Fund has an Administrative Services Agreement with AEFC. Under this agreement, the Fund pays AEFC for providing administration and accounting services. The fee is calculated as follows:

Assets (billions)                        Annual rate at each asset level
First    $1.0                                        0.050%
Next      1.0                                        0.045
Next      1.0                                        0.040
Next      3.0                                        0.035
Next      6.0                                        0.030
Next     12.0                                        0.025
Over     24.0                                        0.020


On the last day of the most recent fiscal year, the daily rate applied to the Fund's net assets was equal to 0.050% on an annual basis. The fee is calculated for each calendar day on the basis of net assets as of the close of the preceding business day. Under the agreement, the Fund paid fees of $58,931 for fiscal year 2003 and $18,741 for fiscal period 2002.


TRANSFER AGENCY AGREEMENT


The Fund has a Transfer Agency Agreement with American Express Client Service Corporation (AECSC). This agreement governs AECSC's responsibility for administering and/or performing transfer agent functions, for acting as service agent in connection with dividend and distribution functions and for performing shareholder account administration agent functions in connection with the issuance, exchange and redemption or repurchase of the Fund's shares. Under the agreement, AECSC will earn a fee from the Fund determined by multiplying the number of shareholder accounts at the end of the day by a rate determined for each class per year and dividing by the number of days in the year. The rate for Class A is $19.50 per year, for Class B is $20.50 per year, for Class C is $20.00 per year, for Class I is $1.00 per year and for Class Y is $17.50 per year. In addition, an annual closed-account fee of $5.00 per inactive account may be charged on a pro rata basis from the date the account becomes inactive until the date the account is purged from the transfer agent system, generally within one year. The fees paid to AECSC may be changed by the board without shareholder approval.


--------------------------------------------------------------------------------
33   --   AXP INVESTMENT SERIES, INC. -- AXP MID CAP VALUE FUND

DISTRIBUTION AGREEMENT


American Express Financial Advisors Inc. is the Fund's principal underwriter (the Distributor). The Fund's shares are offered on a continuous basis. Under a Distribution Agreement, sales charges deducted for distributing Fund shares are paid to the Distributor daily. These charges amounted to $655,293 for fiscal year 2003. After paying commissions to personal financial advisors, and other expenses, the amount retained was $149,937. The amounts were $498,784 and $(25,406) for fiscal period 2002.


Part of the sales charge may be paid to selling dealers who have agreements with the Distributor. The Distributor will retain the balance of the sales charge. At times the entire sales charge may be paid to selling dealers.

SHAREHOLDER SERVICE AGREEMENT

With respect to Class Y shares, the Fund pays the Distributor a fee for service provided to shareholders by financial advisors and other servicing agents. The fee is calculated at a rate of 0.10% of average daily net assets.

PLAN AND AGREEMENT OF DISTRIBUTION


For Class A, Class B and Class C shares, to help defray the cost of distribution and servicing not covered by the sales charges received under the Distribution Agreement, the Fund and the Distributor entered into a Plan and Agreement of Distribution (Plan) pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, of the type known as a reimbursement plan, the Fund pays a fee up to actual expenses incurred at an annual rate of up to 0.25% of the Fund's average daily net assets attributable to Class A shares and up to 1.00% for Class B and Class C shares. Each class has exclusive voting rights on the Plan as it applies to that class. In addition, because Class B shares convert to Class A shares, Class B shareholders have the right to vote on any material change to expenses charged under the Class A plan.


Expenses covered under this Plan include sales commissions; business, employee and financial advisor expenses charged to distribution of Class A, Class B and Class C shares; and overhead appropriately allocated to the sale of Class A, Class B and Class C shares. These expenses also include costs of providing personal service to shareholders. A substantial portion of the costs are not specifically identified to any one of the American Express mutual funds.


The Plan must be approved annually by the board, including a majority of the disinterested board members, if it is to continue for more than a year. At least quarterly, the board must review written reports concerning the amounts expended under the Plan and the purposes for which such expenditures were made. The Plan and any agreement related to it may be terminated at any time by vote of a majority of board members who are not interested persons of the Fund and have no direct or indirect financial interest in the operation of the Plan or in any agreement related to the Plan, or by vote of a majority of the outstanding voting securities of the relevant class of shares or by the Distributor. The Plan (or any agreement related to it) will terminate in the event of its assignment, as that term is defined in the 1940 Act. The Plan may not be amended to increase the amount to be spent for distribution without shareholder approval, and all material amendments to the Plan must be approved by a majority of the board members, including a majority of the board members who are not interested persons of the Fund and who do not have a financial interest in the operation of the Plan or any agreement related to it. The selection and nomination of disinterested board members is the responsibility of the other disinterested board members. No board member who is not an interested person has any direct or indirect financial interest in the operation of the Plan or any related agreement. For the most recent fiscal year, the Fund paid fees of $187,598 for Class A shares, $410,837 for Class B shares and $21,518 for Class C shares. The fee is not allocated to any one service (such as advertising, payments to underwriters, or other uses). However, a significant portion of the fee is generally used for sales and promotional expenses.


CUSTODIAN AGREEMENT

The Fund's securities and cash are held by American Express Trust Company, 200 AXP Financial Center, Minneapolis, MN 55474, through a custodian agreement. The custodian is permitted to deposit some or all of its securities in central depository systems as allowed by federal law. For its services, the Fund pays the custodian a maintenance charge and a charge per transaction in addition to reimbursing the custodian's out-of-pocket expenses.


The custodian may enter into a sub-custodian agreement with the Bank of New York, 90 Washington Street, New York, NY 10286. As part of this arrangement, securities purchased outside the United States are maintained in the custody of various foreign branches of Bank of New York or in other financial institutions as permitted by law and by the Fund's sub-custodian agreement.


--------------------------------------------------------------------------------
34   --   AXP INVESTMENT SERIES, INC. -- AXP MID CAP VALUE FUND

Organizational Information

The Fund is an open-end management investment company. The Fund headquarters are at 901 S. Marquette Ave., Suite 2810, Minneapolis, MN 55402-3268.
SHARES

The shares of the Fund represent an interest in that fund's assets only (and profits or losses), and, in the event of liquidation, each share of the Fund would have the same rights to dividends and assets as every other share of that Fund.

VOTING RIGHTS

As a shareholder in the Fund, you have voting rights over the Fund's management and fundamental policies. You are entitled to vote based on your total dollar interest in the Fund. Each class, if applicable, has exclusive voting rights with respect to matters for which separate class voting is appropriate under applicable law. All shares have cumulative voting rights with respect to the election of board members. This means that you have as many votes as the dollar amount you own, including the fractional amount, multiplied by the number of members to be elected.

DIVIDEND RIGHTS

Dividends paid by the Fund, if any, with respect to each class of shares, if applicable, will be calculated in the same manner, at the same time, on the same day, and will be in the same amount, except for differences resulting from differences in fee structures.



--------------------------------------------------------------------------------
35   --   AXP INVESTMENT SERIES, INC. -- AXP MID CAP VALUE FUND

FUND HISTORY TABLE FOR ALL PUBLICLY OFFERED AMERICAN EXPRESS FUNDS


                                                                Date of             Form of        State of     Fiscal
Fund                                                         organization        organization    organization  year end  Diversified
AXP(R) California Tax-Exempt Trust                                  4/7/86       Business Trust(2)       MA      6/30
   AXP(R) California Tax-Exempt Fund                                                                                          No
AXP(R) Dimensions Series, Inc.(4)                         2/20/68, 6/13/86(1)       Corporation       NV/MN      7/31
   AXP(R) Growth Dimensions Fund                                                                                             Yes
   AXP(R) New Dimensions Fund                                                                                                Yes
AXP(R) Discovery Series, Inc.(4)                          4/29/81, 6/13/86(1)       Corporation       NV/MN      7/31
   AXP(R) Core Bond Fund                                                                                                     Yes
   AXP(R) Discovery Fund                                                                                                     Yes
   AXP(R) Income Opportunities Fund                                                                                          Yes
   AXP(R) Limited Duration Bond Fund                                                                                         Yes
AXP(R) Equity Series, Inc.(4)                             3/18/57, 6/13/86(1)       Corporation       NV/MN     11/30
   AXP(R) Equity Select Fund                                                                                                 Yes
AXP(R) Fixed Income Series, Inc.(4)                       6/27/74, 6/31/86(1)       Corporation       NV/MN      8/31
   AXP(R) Diversified Bond Fund (5)                                                                                          Yes
AXP(R) Global Series, Inc.                                        10/28/88          Corporation          MN     10/31
   AXP(R) Emerging Markets Fund                                                                                              Yes
   AXP(R) Global Balanced Fund                                                                                               Yes
   AXP(R) Global Bond Fund                                                                                                    No
   AXP(R) Global Equity Fund(6)                                                                                              Yes
   AXP(R) Global Technology Fund(3)                                                                                           No
AXP(R) Government Income Series, Inc.(4)                           3/12/85          Corporation          MN      5/31
   AXP(R) Short Duration U.S. Government Fund (5)                                                                            Yes
   AXP(R) U.S. Government Mortgage Fund                                                                                      Yes
AXP(R) Growth Series, Inc.                                5/21/70, 6/13/86(1)       Corporation       NV/MN      7/31
   AXP(R) Growth Fund                                                                                                        Yes
   AXP(R) Large Cap Equity Fund                                                                                              Yes
   AXP(R) Large Cap Value Fund                                                                                               Yes
   AXP(R) Quantitative Large Cap Equity Fund                                                                                 Yes
   AXP(R) Research Opportunities Fund                                                                                        Yes
AXP(R) High Yield Income Series, Inc.(4)                           8/17/83          Corporation          MN      5/31
   AXP(R) High Yield Bond Fund (5)                                                                                           Yes
AXP(R) High Yield Tax-Exempt Series, Inc.(4)             12/21/78, 6/13/86(1)       Corporation       NV/MN     11/30
   AXP(R) High Yield Tax-Exempt Fund                                                                                         Yes
AXP(R) Income Series, Inc.(4)                             2/10/45, 6/13/86(1)       Corporation       NV/MN      5/31
   AXP(R) Selective Fund                                                                                                     Yes
AXP(R) International Series, Inc.(4)                               7/18/84          Corporation          MN     10/31
   AXP(R) European Equity Fund                                                                                                No
   AXP(R) International Fund                                                                                                 Yes
AXP(R) Investment Series, Inc.                            1/18/40, 6/13/86(1)       Corporation       NV/MN      9/30
   AXP(R) Diversified Equity Income Fund                                                                                     Yes
   AXP(R) Mid Cap Value Fund                                                                                                 Yes
   AXP(R) Mutual                                                                                                             Yes


--------------------------------------------------------------------------------
36   --   AXP INVESTMENT SERIES, INC. -- AXP MID CAP VALUE FUND

FUND HISTORY TABLE FOR ALL PUBLICLY OFFERED AMERICAN EXPRESS FUNDS (continued)


                                                               Date of             Form of         State of     Fiscal
Fund                                                         organization        organization    organization  year end  Diversified
AXP(R) Managed Series, Inc.                                        10/9/84          Corporation          MN      9/30
   AXP(R) Managed Allocation Fund                                                                                            Yes
AXP(R) Market Advantage Series, Inc.                               8/25/89          Corporation          MN      1/31
   AXP(R) Blue Chip Advantage Fund                                                                                           Yes
   AXP(R) Mid Cap Index Fund                                                                                                  No
   AXP(R) S&P 500 Index Fund                                                                                                  No
   AXP(R) Small Company Index Fund                                                                                           Yes
AXP(R) Money Market Series, Inc.                          8/22/75, 6/13/86(1)       Corporation       NV/MN      7/31
   AXP(R) Cash Management Fund                                                                                               Yes
AXP(R) Partners Series, Inc.                                       3/20/01          Corporation          MN      5/31
   AXP(R) Partners Aggressive Growth Fund                                                                                    Yes
   AXP(R) Partners Fundamental Value Fund                                                                                    Yes
   AXP(R) Partners Growth Fund                                                                                               Yes
   AXP(R) Partners Select Value Fund                                                                                         Yes
   AXP(R) Partners Small Cap Core Fund                                                                                       Yes
   AXP(R) Partners Small Cap Value Fund                                                                                       No
   AXP(R) Partners Value Fund                                                                                                Yes
AXP(R) Partners International Series, Inc.                          5/9/01          Corporation          MN     10/31
   AXP(R) Partners International Aggressive Growth Fund                                                                      Yes
   AXP(R) Partners International Core Fund                                                                                   Yes
   AXP(R) Partners International Select Value Fund                                                                           Yes
   AXP(R) Partners International Small Cap Fund                                                                              Yes
AXP(R) Progressive Series, Inc.(4)                        4/23/68, 6/13/86(1)       Corporation       NV/MN      9/30
   AXP(R) Progressive Fund                                                                                                   Yes
AXP(R) Sector Series, Inc.(3),(4)                                  3/25/88          Corporation          MN      6/30
   AXP(R) Utilities Fund                                                                                                     Yes
AXP(R) Selected Series, Inc.(4)                                    10/5/84          Corporation          MN      3/31
   AXP(R) Precious Metals Fund                                                                                                No
AXP(R) Special Tax-Exempt Series Trust                              4/7/86       Business Trust(2)       MA      6/30
   AXP(R) Insured Tax-Exempt Fund                                                                                            Yes
   AXP(R) Massachusetts Tax-Exempt Fund                                                                                       No
   AXP(R) Michigan Tax-Exempt Fund                                                                                            No
   AXP(R) Minnesota Tax-Exempt Fund                                                                                           No
   AXP(R) New York Tax-Exempt Fund                                                                                            No
   AXP(R) Ohio Tax-Exempt Fund                                                                                                No
AXP(R) Stock Series, Inc.(4)                              2/10/45, 6/13/86(1)       Corporation       NV/MN      9/30
   AXP(R) Stock Fund                                                                                                         Yes
AXP(R) Strategy Series, Inc.                                       1/24/84          Corporation          MN      3/31
   AXP(R) Equity Value Fund                                                                                                  Yes
   AXP(R) Focused Growth Fund(3)                                                                                              No
   AXP(R) Partners Small Cap Growth Fund(3)                                                                                  Yes
   AXP(R) Small Cap Advantage Fund                                                                                           Yes
   AXP(R) Strategy Aggressive Fund                                                                                           Yes


--------------------------------------------------------------------------------
37   --   AXP INVESTMENT SERIES, INC. -- AXP MID CAP VALUE FUND

FUND HISTORY TABLE FOR ALL PUBLICLY OFFERED AMERICAN EXPRESS FUNDS (continued)

                                                               Date of             Form of         State of     Fiscal
Fund                                                         organization        organization    organization  year end  Diversified
AXP(R) Tax-Exempt Series, Inc.                            9/30/76, 6/13/86(1)       Corporation       NV/MN     11/30
   AXP(R) Intermediate Tax-Exempt Fund                                                                                       Yes
   AXP(R) Tax-Exempt Bond Fund                                                                                               Yes
AXP(R) Tax-Free Money Series, Inc.(4)                     2/29/80, 6/13/86(1)       Corporation       NV/MN     12/31
   AXP(R) Tax-Free Money Fund                                                                                                Yes

(1)  Date merged into a Minnesota corporation incorporated on April 7, 1986.

(2) Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the trust itself is unable to meet its obligations.

(3) Effective Feb. 7, 2002, AXP(R) Focus 20 Fund changed its name to AXP(R) Focused Growth Fund, AXP(R) Innovations Fund changed its name to AXP(R) Global Technology Fund, AXP(R) Small Cap Growth Fund changed its name to AXP(R) Partners Small Cap Growth Fund and AXP(R) Utilities Income Fund, Inc. created a series, AXP(R) Utilities Fund.

(4) Effective Nov. 13, 2002, AXP(R) Bond Fund, Inc. changed its name to AXP(R) Fixed Income Series, Inc. and created a series, AXP(R) Bond Fund, AXP(R) Discovery Fund, Inc. changed its name to AXP(R) Discovery Series, Inc. and created a series, AXP(R) Discovery Fund, AXP(R) Equity Select Fund, Inc. changed its name to AXP(R) Equity Series, Inc. and created a series, AXP(R) Equity Select Fund, AXP(R) Extra Income Fund, Inc. changed its name to AXP(R) High Yield Income Series, Inc. and created a series, AXP(R) Extra Income Fund, AXP(R) Federal Income Fund, Inc. changed its name to AXP(R) Government Income Series, Inc., AXP(R) High Yield Tax-Exempt Fund, Inc. changed its name to AXP(R) High Yield Tax-Exempt Series, Inc. and created a series, AXP(R) High Yield Tax-Exempt Fund, AXP(R) International Fund, Inc. changed its name to AXP(R) International Series, Inc., AXP(R) New Dimensions Fund, Inc. changed its name to AXP(R) Dimensions Series, Inc., AXP(R) Precious Metals Fund, Inc. changed its name to AXP(R) Selected Series, Inc. and created a series, AXP(R) Precious Metals Fund, AXP(R) Progressive Fund, Inc. changed its name to AXP(R) Progressive Series, Inc. and created a series, AXP(R) Progressive Fund, AXP(R) Selective Fund, Inc. changed its name to AXP(R) Income Series, Inc. and created a series, AXP(R) Selective Fund, AXP(R) Stock Fund, Inc. changed its name to AXP(R) Stock Series, Inc. and created a series, AXP(R) Stock Fund, AXP(R) Tax-Free Money Fund, Inc. changed its name to AXP(R) Tax-Free Money Series, Inc. and created a series, AXP(R) Tax-Free Money Fund, and AXP(R) Utilities Income Fund, Inc. changed its name to AXP(R) Sector Series, Inc.


(5) Effective June 27, 2003, AXP(R) Bond Fund changed its name to AXP(R) Diversified Bond Fund, AXP(R) Federal Income Fund changed its name to AXP(R) Short Duration U.S. Government Fund and AXP(R) Extra Income Fund changed its name to AXP(R) High Yield Bond Fund.

(6) Effective Oct. 20, 2003, AXP(R) Global Growth Fund changed its name to AXP(R) Global Equity Fund.


--------------------------------------------------------------------------------
38   --   AXP INVESTMENT SERIES, INC. -- AXP MID CAP VALUE FUND

Board Members and Officers

Shareholders elect a board that oversees the Fund's operations. The board appoints officers who are responsible for day-to-day business decisions based on policies set by the board.


The following is a list of the Fund's board members. Each member oversees 15 Master Trust portfolios and 86 American Express mutual funds. Board members serve until the next regular shareholders' meeting or until he or she reaches the mandatory retirement age established by the board.


Independent Board Members


Name, address, age               Position held     Principal occupation during     Other directorships        Committee
                                 with Fund and     past five years                                            memberships
                                 length of
                                 service
-------------------------------- ----------------- ------------------------------- -------------------------- -------------------
Arne H. Carlson                  Board member      Chair, Board Services                                      Joint Audit,
901 S. Marquette Ave.            since 1999        Corporation (provides                                      Contracts,
Minneapolis, MN 55402                              administrative services to                                 Executive,
Age 69                                             boards). Former Governor  of                               Investment
                                                   Minnesota                                                  Review,  Board
                                                                                                              Effectiveness
-------------------------------- ----------------- ------------------------------- -------------------------- -------------------
Philip J. Carroll, Jr.           Board member      Retired Chairman and CEO,       Scottish Power PLC,
901 S. Marquette Ave.            since 2002        Fluor Corporation               Vulcan Materials
Minneapolis, MN 55402                              (engineering and                Company, Inc.
Age 65                                             construction) since 1998        (construction
                                                                                   materials/chemicals)
-------------------------------- ----------------- ------------------------------- -------------------------- -------------------
Livio D. DeSimone                Board member      Retired Chair of the Board      Cargill, Incorporated      Joint Audit,
30 Seventh Street East           since 2001        and Chief Executive Officer,    (commodity merchants and   Contracts,
Suite 3050                                         Minnesota Mining and            processors), General       Executive
St. Paul, MN 55101-4901                            Manufacturing (3M)              Mills, Inc. (consumer
Age 69                                                                             foods), Vulcan Materials
                                                                                   Company (construction
                                                                                   materials/chemicals),
                                                                                   Milliken & Company
                                                                                   (textiles and chemicals),
                                                                                   and Nexia Biotechnologies,
                                                                                   Inc.
-------------------------------- ----------------- ------------------------------- -------------------------- -------------------
Heinz F. Hutter*                 Board member      Retired President and Chief                                Board
901 S. Marquette Ave.            since 1994        Operating Officer, Cargill,                                Effectiveness,
Minneapolis, MN 55402                              Incorporated (commodity                                    Executive,
Age 74                                             merchants and processors)                                  Investment Review
-------------------------------- ----------------- ------------------------------- -------------------------- -------------------
Anne P. Jones                    Board member      Attorney and Consultant                                    Joint Audit,
901 S. Marquette Ave.            since 1985                                                                   Board
Minneapolis, MN 55402                                                                                         Effectiveness,
Age 68                                                                                                        Executive
-------------------------------- ----------------- ------------------------------- -------------------------- -------------------
Stephen R. Lewis, Jr.**          Board member      Retired President and           Valmont Industries, Inc.   Contracts,
901 S. Marquette Ave.            since 2002        Professor of Economics,         (manufactures irrigation   Investment
Minneapolis, MN 55402                              Carleton College                systems)                   Review, Executive
Age 64
-------------------------------- ----------------- ------------------------------- -------------------------- -------------------
Alan G. Quasha                   Board member      President, Quadrant             Compagnie Financiere       Joint Audit,
901 S. Marquette Ave.            since 2002        Management, Inc. (management    Richemont AG (luxury       Investment Review
Minneapolis, MN 55402                              of private equities)            goods), Harken Energy
Age 53                                                                             Corporation (oil and gas
                                                                                   exploration) and SIRIT
                                                                                   Inc. (radio frequency
                                                                                   identification
                                                                                   technology)
-------------------------------- ----------------- ------------------------------- -------------------------- -------------------
Alan K. Simpson                  Board member      Former three-term United        Biogen, Inc.               Investment
1201 Sunshine Ave.               since 1997        States Senator for Wyoming      (biopharmaceuticals)       Review,  Board
Cody, WY 82414                                                                                                Effectiveness
Age 71
-------------------------------- ----------------- ------------------------------- -------------------------- -------------------
Alison Taunton-Rigby             Board member      President, Forester Biotech                                Investment
901 S. Marquette Ave.            since 2002        since 2000. Former President                               Review, Contracts
Minneapolis, MN 55402                              and CEO, Aquila
Age 59                                             Biopharmaceuticals, Inc.
-------------------------------- ----------------- ------------------------------- -------------------------- -------------------

 * Interested person of AXP Partners International Aggressive Growth Fund and AXP Partners Aggressive Growth Fund by reason of being a security holder of J P Morgan Chase & Co., which has a 45% interest in American Century Companies, Inc., the parent company of the subadviser of two of the AXP Partners Funds, American Century Investment Management, Inc.

** Interested person of AXP Partners International Aggressive Growth Fund by reason of being a security holder of FleetBoston Financial Corporation, parent company of Liberty Wanger Asset Management, L.P., one of the fund's subadvisers.


--------------------------------------------------------------------------------
39   --   AXP INVESTMENT SERIES, INC. -- AXP MID CAP VALUE FUND

Board Members Affiliated with AEFC***


Name, address, age               Position held     Principal occupation during     Other directorships        Committee
                                 with Fund and     past five years                                            memberships
                                 length of
                                 service
-------------------------------- ----------------- ------------------------------- -------------------------- -------------------
Barbara H. Fraser                Board member      Executive Vice President -
1546 AXP Financial Center        since 2002        AEFA Products and Corporate
Minneapolis, MN 55474                              Marketing of AEFC since 2002.
Age 53                                             President - Travelers Check
                                                   Group, American Express
                                                   Company, 2001-2002.
                                                   Management Consultant,
                                                   Reuters,  2000-2001. Managing
                                                   Director - International
                                                   Investments, Citibank
                                                   Global,  1999-2000. Chairman
                                                   and CEO, Citicorp Investment
                                                   Services and Citigroup
                                                   Insurance Group, U.S.,
                                                   1998-1999
-------------------------------- ----------------- ------------------------------- -------------------------- -------------------
Stephen W. Roszell               Board member      Senior Vice President -
50238 AXP Financial Center       since 2002,       Institutional Group of AEFC
Minneapolis, MN 55474            Vice President
Age 54                           since 2002
-------------------------------- ----------------- ------------------------------- -------------------------- -------------------
William F. Truscott              Board member      Senior Vice President - Chief
53600 AXP Financial Center       since 2001,       Investment Officer of AEFC
Minneapolis, MN 55474            Vice President    since 2001. Former Chief
Age 42                           since 2002        Investment Officer and
                                                   Managing Director, Zurich
                                                   Scudder Investments
-------------------------------- ----------------- ------------------------------- -------------------------- -------------------


*** Interested person by reason of being an officer, director and/or employee of AEFC.

The board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the board. In addition to Mr. Roszell, who is vice president, and Mr. Truscott, who is vice president, the Fund's other officers are:

Other Officers


Name, address, age               Position held     Principal occupation during     Other directorships        Committee
                                 with Fund and     past five years                                            memberships
                                 length of
                                 service
-------------------------------- ----------------- ------------------------------- -------------------------- -------------------
Jeffrey P. Fox                   Treasurer since   Vice President - Investment
50005 AXP Financial Center       2002              Accounting, AEFC, since 2002;
Minneapolis, MN 55474                              Vice President - Finance,
Age 48                                             American Express Company,
                                                   2000-2002; Vice President -
                                                   Corporate Controller, AEFC,
                                                   1996-2000
-------------------------------- ----------------- ------------------------------- -------------------------- -------------------
Paula R. Meyer                   President since   Senior Vice President and
596 AXP Financial Center         2002              General Manager - Mutual
Minneapolis, MN 55474                              Funds, AEFC, since 2002; Vice
Age 49                                             President and Managing
                                                   Director - American Express
                                                   Funds, AEFC, 2000-2002; Vice
                                                   President, AEFC,  1998-2000
-------------------------------- ----------------- ------------------------------- -------------------------- -------------------
Leslie L. Ogg                    Vice President,   President of Board Services
901 S. Marquette Ave.            General           Corporation
Minneapolis, MN 55402            Counsel, and
Age 65                           Secretary since
                                 1978
-------------------------------- ----------------- ------------------------------- -------------------------- -------------------


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40   --   AXP INVESTMENT SERIES, INC. -- AXP MID CAP VALUE FUND

Responsibilities of board with respect to Fund's management

The board initially approves an Investment Management Services Agreement and other contracts with American Express Financial Corporation (AEFC), one of AEFC's subsidiaries, and other service providers. Once the contracts are approved, the board monitors the level and quality of services including commitments of service providers to achieve expected levels of investment performance and shareholder services. In addition, the board oversees that processes are in place to assure compliance with applicable rules, regulations and investment policies and addresses possible conflicts of interest. Annually, the board evaluates the services received under the contracts by receiving reports covering investment performance, shareholder services, marketing, and AEFC's profitability in order to determine whether to continue existing contracts or negotiate new contracts.

Several committees facilitate its work


Executive Committee -- Acts for the board between meetings of the board. The committee held one meeting during the last fiscal year.

Joint Audit Committee -- Meets with the independent public accountant, internal auditors and corporate officers to review financial statements, reports, and compliance matters. Reports significant issues to the board and makes recommendations to the independent directors regarding the selection of the independent public accountant. The committee held four meetings during the last fiscal year.

Investment Review Committee -- Considers investment management policies and strategies; investment performance; risk management techniques; and securities trading practices and reports areas of concern to the board. The committee held four meetings during the last fiscal year.

Board Effectiveness Committee -- Recommends to the board the size, structure and composition for the board; the compensation to be paid to members of the board; and a process for evaluating the board's performance. The committee also reviews candidates for board membership including candidates recommended by shareholders. To be considered, recommendations must include a curriculum vita and be mailed to the Chairman of the Board, American Express Funds, 901 Marquette Avenue South, Suite 2810, Minneapolis, MN 55402-3268. The committee held three meetings during the last fiscal year.

Contracts Committee -- Receives and analyzes reports covering the level and quality of services provided under contracts with the Fund and advises the board regarding actions taken on these contracts during the annual review process. The committee held four meetings during the last fiscal year.


BOARD MEMBERS' HOLDINGS

The following table shows the Fund Board Members' ownership of American Express Funds.


Dollar range of equity securities beneficially owned on Dec. 31, 2002

Based on net asset values as of Dec. 31, 2002

                                                  Aggregate dollar range of
                             Dollar range of      equity securities of all
                            equity securities      American Express Funds
                               in the Fund        overseen by Board Member
                                  Range                     Range
Arne H. Carlson                   none                  over $100,000
Philip J. Carroll, Jr.            none                      none
Livio D. DeSimone                 none                  over $100,000
Heinz F. Hutter                   none                  over $100,000
Anne P. Jones                     none                  over $100,000
Stephen R. Lewis, Jr.             none                   $1-$10,000
Alan G. Quasha                    none                      none
Alan K. Simpson                   none                $50,001-$100,000
Alison Taunton-Rigby              none                      none



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41   --   AXP INVESTMENT SERIES, INC. -- AXP MID CAP VALUE FUND

COMPENSATION FOR BOARD MEMBERS


During the most recent fiscal year, the independent members of the Fund board, for attending up to 27 meetings, received the following compensation:

Compensation Table

                                                  Total cash compensation from
                                                   American Express Funds and
                             Aggregate            Preferred Master Trust Group
Board member*       compensation from the Fund        paid to Board Member
Philip J. Carroll, Jr.      $   292                         $  44,183
Livio D. DeSimone             1,106**                         124,833
Heinz F. Hutter               1,006                           133,775
Anne P. Jones                 1,056                           138,225
Stephen R. Lewis, Jr.         1,156***                        136,350
Alan G. Quasha                1,000                           133,225
Alan K. Simpson                 850                           119,875
Alison Taunton-Rigby            992                           128,683


  * Arne H. Carlson, Chair of the Board, is compensated by Board Services Corporation.


 ** Includes the deferred compensation in the amount of $158 from the Fund.

*** Includes the deferred compensation in the amount of $95 from the Fund.


As of 30 days prior to the date of this SAI, the Fund's board members and officers as a group owned less than 1% of the outstanding shares of any class.


Principal Holders of Securities

As of 30 days prior to the date of this SAI, clients of Charles Schwab & Co., Inc., a brokerage firm, held 11.28% of Class A shares.

Independent Auditors


The financial statements contained in the Annual Report were audited by independent auditors, KPMG LLP, 4200 Wells Fargo Center, 90 S. Seventh St., Minneapolis, MN 55402-3900. The independent auditors also provide other accounting and tax-related services as requested by the Fund.

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42   --   AXP INVESTMENT SERIES, INC. -- AXP MID CAP VALUE FUND

Appendix

DESCRIPTION OF RATINGS


Standard & Poor's Long-Term Debt Ratings


A Standard & Poor's corporate or municipal debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees.

The debt rating is not a recommendation to purchase, sell, or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

The ratings are based on current information furnished by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of such information or based on other circumstances.

The ratings are based, in varying degrees, on the following considerations:

o Likelihood of default capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation.

o    Nature of and provisions of the obligation.

o Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

Investment Grade

Debt rated AAA has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in a small degree.

Debt rated A has a strong capacity to pay interest and repay principal, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories.

Speculative Grade

Debt rated BB, B, CCC, CC, and C is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category also is used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.

Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category also is used for debt subordinated to senior debt that is assigned an actual or implied BB or BB-rating.

Debt rated CCC has a currently identifiable vulnerability to default and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category also is used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

Debt rated CC typically is applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

Debt rated C typically is applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

The rating CI is reserved for income bonds on which no interest is being paid.

Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

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43   --   AXP INVESTMENT SERIES, INC. -- AXP MID CAP VALUE FUND

Moody's Long-Term Debt Ratings

Aaa -- Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk. Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa -- Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risk appear somewhat larger than in Aaa securities.

A -- Bonds that are rated A possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment some time in the future.

Baa -- Bonds that are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba -- Bonds that are rated Ba are judged to have speculative elements -- their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B -- Bonds that are rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or maintenance of other terms of the contract over any long period of time may be small.

Caa -- Bonds that are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca -- Bonds that are rated Ca represent obligations that are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C -- Bonds that are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.


Fitch's Long-Term Debt Ratings

Fitch's bond ratings provide a guide to investors in determining the credit risk associated with a particular security. The ratings represent Fitch's assessment of the issuer's ability to meet the obligations of a specific debt issue in a timely manner.

The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer, the current and prospective financial condition and operating performance of the issuer and any guarantor, as well as the economic and political environment that might affect the issuer's future financial strength and credit quality.

Fitch ratings do not reflect any credit enhancement that may be provided by insurance policies or financial guaranties unless otherwise indicated.

Fitch ratings are not recommendations to buy, sell or hold any security. Ratings do not comment on the adequacy of market price, the suitability of any security for a particular investor, or the tax-exempt nature of taxability of payments made in respect of any security.

Fitch ratings are based on information obtained from issuers, other obligors, underwriters, their experts, and other sources Fitch believes to be reliable. Fitch does not audit or verify the truth or accuracy of such information. Ratings may be changed, suspended, or withdrawn as a result of changes in, or the unavailability of, information or for other reasons.

Investment Grade

AAA: Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA: Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+.

A: Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.


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44   --   AXP INVESTMENT SERIES, INC. -- AXP MID CAP VALUE FUND

BBB: Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds and, therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

Speculative Grade

BB: Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified, which could assist the obligor in satisfying its debt service requirements.

B: Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC: Bonds have certain identifiable characteristics that, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC: Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

C: Bonds are in imminent default in payment of interest or principal.

DDD, DD, AND D: Bonds are in default on interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. DDD represents the highest potential for recovery on these bonds, and D represents the lowest potential for recovery.


SHORT-TERM RATINGS

Standard & Poor's Commercial Paper Ratings

A Standard & Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market.

Ratings are graded into several categories, ranging from A-1 for the highest quality obligations to D for the lowest. These categories are as follows:

A-1 This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2 Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

A-3 Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B Issues are regarded as having only speculative capacity for timely payment.

C This rating is assigned to short-term debt obligations with doubtful capacity for payment.

D Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.


Standard & Poor's Muni Bond and Note Ratings

An S&P municipal bond or note rating reflects the liquidity factors and market-access risks unique to these instruments. Notes maturing in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating.


Note rating symbols and definitions are as follows:

SP-1 Strong capacity to pay principal and interest. Issues determined to possess very strong characteristics are given a plus (+) designation.

SP-2 Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3 Speculative capacity to pay principal and interest.


Municipal bond rating symbols and definitions are as follows:

Standard & Poor's rating SP-1 indicates very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.


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45   --   AXP INVESTMENT SERIES, INC. -- AXP MID CAP VALUE FUND

Standard & Poor's rating SP-2 indicates satisfactory capacity to pay principal and interest.

Standard & Poor's rating SP-3 indicates speculative capacity to pay principal and interest.


Moody's Short-Term Ratings

Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year, unless explicitly noted.

Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

     Issuers rated Prime-l (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-l repayment ability will often be evidenced by many of the following characteristics:
     (i) leading market positions in well-established industries, (ii) high rates of return on funds employed, (iii) conservative capitalization structure with moderate reliance on debt and ample asset protection, (iv) broad margins in earnings coverage of fixed financial charges and high internal cash generation, and (v) well established access to a range of financial markets and assured sources of alternate liquidity.

     Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above, but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

     Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

     Issuers rated Not Prime do not fall within any of the Prime rating categories.


Moody's Short-Term Muni Bonds and Notes

Short-term municipal bonds and notes are rated by Moody's. The ratings reflect the liquidity concerns and market access risks unique to notes.


Moody's MIG 1/VMIG 1 indicates the best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

Moody's MIG 2/VMIG 2 indicates high quality. Margins of protection are ample although not so large as in the preceding group.

Moody's MIG 3/VMIG 3 indicates favorable quality. All security elements are accounted for but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.


Moody's MIG 4/VMIG 4 indicates adequate quality. Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

Fitch's Short-Term Ratings

Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes. The short-term rating places greater emphasis than a long-term rating on the existence of liquidity necessary to meet the issuer's obligations in a timely manner.

Fitch short-term ratings are as follows:

F-1+: Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

F-1: Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

F-2: Good Credit Quality. Issues assigned this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned F-1+ and F-1 ratings.

F-3: Fair Credit Quality. Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate, however, near-term adverse changes could cause these securities to be rated below investment grade.

F-S: Weak Credit Quality. Issues assigned this rating have characteristics suggesting a minimal degree of assurance for timely payment and are vulnerable to near-term adverse changes in financial and economic conditions.

D: Default. Issues assigned this rating are in actual or imminent payment default.


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46   --   AXP INVESTMENT SERIES, INC. -- AXP MID CAP VALUE FUND

                                                             S-6241-20 D (11/03)

                         AXP(R) INVESTMENT SERIES, INC.

                       STATEMENT OF ADDITIONAL INFORMATION

                                       FOR

                            AXP(R) MUTUAL (the Fund)


                                  NOV. 28, 2003


This Statement of Additional Information (SAI) is not a prospectus. It should be read together with the prospectus and the financial statements contained in the most recent Annual Report to shareholders (Annual Report) that may be obtained from your financial advisor or by writing to American Express Client Service Corporation, 70100 AXP Financial Center, Minneapolis, MN 55474 or by calling
(800) 862-7919.

The Independent Auditors' Report and the Financial Statements, including Notes to the Financial Statements and the Schedule of Investments in Securities, contained in the Annual Report are incorporated in this SAI by reference. No other portion of the Annual Report, however, is incorporated by reference. The prospectus for the Fund, dated the same date as this SAI, also is incorporated in this SAI by reference.

Table of Contents

Mutual Fund Checklist                                                  p.   3

Fundamental Investment Policies                                        p.   4

Investment Strategies and Types of Investments                         p.   5

Information Regarding Risks and Investment Strategies                  p.   6


Security Transactions                                                  p.  22

Brokerage Commissions Paid to Brokers Affiliated with
   American Express Financial Corporation                              p.  24

Valuing Fund Shares                                                    p.  25

Proxy Voting                                                           p.  26

Investing in the Fund                                                  p.  27

Selling Shares                                                         p.  29

Pay-out Plans                                                          p.  29

Capital Loss Carryover                                                 p.  30

Taxes                                                                  p.  30

Agreements                                                             p.  32

Organizational Information                                             p.  35

Board Members and Officers                                             p.  39

Independent Auditors                                                   p.  42

Appendix: Description of Ratings                                       p.  43


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2   --   AXP INVESTMENT SERIES, INC. -- AXP MUTUAL

Mutual Fund Checklist

     [X] Mutual funds are NOT guaranteed or insured by any bank or government agency. You can lose money.

     [X] Mutual funds ALWAYS carry investment risks. Some types carry more risk than others.

     [X]   A higher rate of return typically involves a higher risk of loss.

     [X]   Past performance is not a reliable indicator of future performance.

     [X]   ALL mutual funds have costs that lower investment return.

     [X] You can buy some mutual funds by contacting them directly. Others, like this one, are sold mainly through brokers, banks, financial planners, or insurance agents. If you buy through these financial professionals, you generally will pay a sales charge.

     [X] Shop around. Compare a mutual fund with others of the same type before you buy.

OTHER IDEAS FOR SUCCESSFUL MUTUAL FUND INVESTING

Develop a Financial Plan

Have a plan -- even a simple plan can help you take control of your financial future. Review your plan with your advisor at least once a year or more frequently if your circumstances change.

Dollar-Cost Averaging

An investment technique that works well for many investors is one that eliminates random buy and sell decisions. One such system is dollar-cost averaging. Dollar-cost averaging involves building a portfolio through the investment of fixed amounts of money on a regular basis regardless of the price or market condition. This may enable an investor to smooth out the effects of the volatility of the financial markets. By using this strategy, more shares will be purchased when the price is low and less when the price is high. As the accompanying chart illustrates, dollar-cost averaging tends to keep the average price paid for the shares lower than the average market price of shares purchased, although there is no guarantee.

While this does not ensure a profit and does not protect against a loss if the market declines, it is an effective way for many shareholders who can continue investing through changing market conditions to accumulate shares to meet long-term goals.

Dollar-cost averaging

Regular                                Market price                  Shares
investment                              of a share                  acquired
  $100                                    $  6.00                      16.7
   100                                       4.00                      25.0
   100                                       4.00                      25.0
   100                                       6.00                      16.7
   100                                       5.00                      20.0
   ---                                       ----                      ----
  $500                                     $25.00                     103.4

Average market price of a share over 5 periods:  $5.00 ($25.00 divided by 5)

The average price you paid for each share:       $4.84 ($500 divided by 103.4)

Diversify

Diversify your portfolio. By investing in different asset classes and different economic environments you help protect against poor performance in one type of investment while including investments most likely to help you achieve your important goals.

Understand Your Investment

Know what you are buying. Make sure you understand the potential risks, rewards, costs, and expenses associated with each of your investments.

--------------------------------------------------------------------------------
3   --   AXP INVESTMENT SERIES, INC. -- AXP MUTUAL

Fundamental Investment Policies

The Fund pursues its investment objective by investing all of its assets in Balanced Portfolio (the Portfolio) of Growth and Income Trust (the Trust), a separate investment company, rather than by directly investing in and managing its own portfolio of securities. The Portfolio has the same investment objectives, policies, and restrictions as the Fund. References to "Fund" in this SAI, where applicable, refer to the Fund and Portfolio, collectively, to the Fund, singularly, or to the Portfolio, singularly.

Fundamental investment policies adopted by the Fund cannot be changed without the approval of a majority of the outstanding voting securities of the Fund as defined in the Investment Company Act of 1940, as amended (the 1940 Act).

Notwithstanding any of the Fund's other investment policies, the Fund may invest its assets in an open-end management investment company having substantially the same investment objectives, policies, and restrictions as the Fund for the purpose of having those assets managed as part of a combined pool.

The policies below are fundamental policies that apply to the Fund and may be changed only with shareholder approval. Unless holders of a majority of the outstanding voting securities agree to make the change, the Fund will not:

o Act as an underwriter (sell securities for others). However, under the securities laws, the Fund may be deemed to be an underwriter when it purchases securities directly from the issuer and later resells them.

o Borrow money or property, except as a temporary measure for extraordinary or emergency purposes, in an amount not exceeding one-third of the market value of its total assets (including borrowings) less liabilities (other than borrowings) immediately after the borrowing.

o Make cash loans if the total commitment amount exceeds 5% of the Fund's total assets.

o Concentrate in any one industry. According to the present interpretation by the Securities and Exchange Commission (SEC), this means up to 25% of the Fund's total assets, based on current market value at time of purchase, can be invested in any one industry.

o    Purchase more than 10% of the outstanding voting securities of an issuer.

o Invest more than 5% of its total assets in securities of any one company, government, or political subdivision thereof, except the limitation will not apply to investments in securities issued by the U.S. government, its agencies, or instrumentalities, and except that up to 25% of the Fund's total assets may be invested without regard to this 5% limitation.

o Buy or sell real estate, unless acquired as a result of ownership of securities or other instruments, except this shall not prevent the Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business or real estate investment trusts. For purposes of this policy, real estate includes real estate limited partnerships.

o Buy or sell physical commodities unless acquired as a result of ownership of securities or other instruments, except this shall not prevent the Fund from buying or selling options and futures contracts or from investing in securities or other instruments backed by, or whose value is derived from, physical commodities.

o Make a loan of any part of its assets to American Express Financial Corporation (AEFC), to the board members and officers of AEFC or to its own board members and officers.

o    Lend Fund securities in excess of 30% of its net assets.

Except for the fundamental investment policies listed above, the other investment policies described in the prospectus and in this SAI are not fundamental and may be changed by the board at any time.

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Investment Strategies and Types of Investments

This table shows various investment strategies and investments that many funds are allowed to engage in and purchase. It is intended to show the breadth of investments that the investment manager may make on behalf of the Fund. For a description of principal risks, please see the prospectus. Notwithstanding the Fund's ability to utilize these strategies and techniques, the investment manager is not obligated to use them at any particular time. For example, even though the investment manager is authorized to adopt temporary defensive positions and is authorized to attempt to hedge against certain types of risk, these practices are left to the investment manager's sole discretion.

                                                              AXP Mutual
Investment strategies and types of investments          Allowable for the Fund?
Agency and Government Securities                                  yes
Borrowing                                                         yes
Cash/Money Market Instruments                                     yes
Collateralized Bond Obligations                                   yes
Commercial Paper                                                  yes
Common Stock                                                      yes
Convertible Securities                                            yes
Corporate Bonds                                                   yes
Debt Obligations                                                  yes
Depositary Receipts                                               yes


Derivative Instruments (including Options and Futures)            yes


Foreign Currency Transactions                                     yes
Foreign Securities                                                yes
High-Yield (High-Risk) Securities (Junk Bonds)                    yes
Illiquid and Restricted Securities                                yes
Indexed Securities                                                yes
Inverse Floaters                                                  yes
Investment Companies                                              yes
Lending of Portfolio Securities                                   yes
Loan Participations                                               yes
Mortgage- and Asset-Backed Securities                             yes
Mortgage Dollar Rolls                                             yes
Municipal Obligations                                             yes
Preferred Stock                                                   yes
Real Estate Investment Trusts                                     yes
Repurchase Agreements                                             yes
Reverse Repurchase Agreements                                     yes
Short Sales                                                       no
Sovereign Debt                                                    yes
Structured Products                                               yes


Swap Agreements                                                   no


Variable- or Floating-Rate Securities                             yes
Warrants                                                          yes


When-Issued Securities and Forward Commitments                    yes


Zero-Coupon, Step-Coupon, and Pay-in-Kind Securities              yes

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The following are guidelines that may be changed by the board at any time:


o    The Fund may invest up to 25% of its total assets in foreign investments.

o No more than 5% of the Fund's net assets can be used at any one time for good faith deposits on futures and premiums for options on futures that do not offset existing investment positions.

o No more than 10% of the Fund's net assets will be held in securities and other instruments that are illiquid.

o Ordinarily, less than 25% of the Fund's total assets are invested in money market instruments.

o The Fund will not buy on margin or sell short, except the Fund may make margin payments in connection with transactions in futures contracts.

o    The Fund will not invest in a company to control or manage it.

o The Fund will not invest more than 10% of its total assets in securities of investment companies.

Information Regarding Risks and Investment Strategies

RISKS

The following is a summary of common risk characteristics. Following this summary is a description of certain investments and investment strategies and the risks most commonly associated with them (including certain risks not described below and, in some cases, a more comprehensive discussion of how the risks apply to a particular investment or investment strategy). Please remember that a mutual fund's risk profile is largely defined by the fund's primary securities and investment strategies. However, most mutual funds are allowed to use certain other strategies and investments that may have different risk characteristics. Accordingly, one or more of the following types of risk may be associated with the Fund at any time (for a description of principal risks, please see the prospectus):

Call/Prepayment Risk

The risk that a bond or other security might be called (or otherwise converted, prepaid, or redeemed) before maturity. This type of risk is closely related to reinvestment risk.

Correlation Risk

The risk that a given transaction may fail to achieve its objectives due to an imperfect relationship between markets. Certain investments may react more negatively than others in response to changing market conditions.

Credit Risk

The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation (such as payments due on a bond or a note). The price of junk bonds may react more to the ability of the issuing company to pay interest and principal when due than to changes in interest rates. Junk bonds have greater price fluctuations and are more likely to experience a default than investment grade bonds.

Event Risk

Occasionally, the value of a security may be seriously and unexpectedly changed by a natural or industrial accident or occurrence.

Foreign/Emerging Markets Risk

The following are all components of foreign/emerging markets risk:

Country risk includes the political, economic, and other conditions of a country. These conditions include lack of publicly available information, less government oversight (including lack of accounting, auditing, and financial reporting standards), the possibility of government-imposed restrictions, and even the nationalization of assets.

Currency risk results from the constantly changing exchange rate between local currency and the U.S. dollar. Whenever the Fund holds securities valued in a foreign currency or holds the currency, changes in the exchange rate add or subtract from the value of the investment.

Custody risk refers to the process of clearing and settling trades. It also covers holding securities with local agents and depositories. Low trading volumes and volatile prices in less developed markets make trades harder to complete and settle. Local agents are held only to the standard of care of the local market. Governments or trade groups may compel local agents to hold securities in designated depositories that are not subject to independent evaluation. The less developed a country's securities market is, the greater the likelihood of problems occurring.


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Emerging markets risk includes the dramatic pace of change (economic, social, and political) in emerging market countries as well as the other considerations listed above. These markets are in early stages of development and are extremely volatile. They can be marked by extreme inflation, devaluation of currencies, dependence on trade partners, and hostile relations with neighboring countries.

Inflation Risk

Also known as purchasing power risk, inflation risk measures the effects of continually rising prices on investments. If an investment's yield is lower than the rate of inflation, your money will have less purchasing power as time goes on.

Interest Rate Risk

The risk of losses attributable to changes in interest rates. This term is generally associated with bond prices (when interest rates rise, bond prices fall). In general, the longer the maturity of a bond, the greater its sensitivity to changes in interest rates.

Issuer Risk

The risk that an issuer, or the value of its stocks or bonds, will perform poorly. Poor performance may be caused by poor management decisions, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortages, corporate restructurings, fraudulent disclosures, or other factors.

Legal/Legislative Risk

Congress and other governmental units have the power to change existing laws affecting securities. A change in law might affect an investment adversely.

Leverage Risk

Some derivative investments (such as options, futures, or options on futures) require little or no initial payment and base their price on a security, a currency, or an index. A small change in the value of the underlying security, currency, or index may cause a sizable gain or loss in the price of the instrument.

Liquidity Risk

Securities may be difficult or impossible to sell at the time that the Fund would like. The Fund may have to lower the selling price, sell other investments, or forego an investment opportunity.

Management Risk

The risk that a strategy or selection method utilized by the investment manager may fail to produce the intended result. When all other factors have been accounted for and the investment manager chooses an investment, there is always the possibility that the choice will be a poor one.

Market Risk

The market may drop and you may lose money. Market risk may affect a single issuer, sector of the economy, industry, or the market as a whole. The market value of all securities may move up and down, sometimes rapidly and unpredictably.

Reinvestment Risk

The risk that an investor will not be able to reinvest income or principal at the same rate it currently is earning.

Sector/Concentration Risk

Investments that are concentrated in a particular issuer, geographic region, or industry will be more susceptible to changes in price (the more you diversify, the more you spread risk).

Small and Medium Company Risk


Investments in small and medium companies often involve greater risks than investments in larger, more established companies because small and medium companies may lack the management experience, financial resources, product diversification, and competitive strengths of larger companies. In addition, in many instances the securities of small and medium companies are traded only over-the-counter or on regional securities exchanges and the frequency and volume of their trading is substantially less than is typical of larger companies.

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INVESTMENT STRATEGIES


The following information supplements the discussion of the Fund's investment objectives, policies, and strategies that are described in the prospectus and in this SAI. The following describes many strategies that many mutual funds use and types of securities that they purchase. Please refer to the section titled Investment Strategies and Types of Investments to see which are applicable to the Fund.


Agency and Government Securities


The U.S. government and its agencies issue many different types of securities. U.S. Treasury bonds, notes, and bills and securities, including mortgage pass through certificates of the Government National Mortgage Association (GNMA), are guaranteed by the U.S. government.

Other U.S. government securities are issued or guaranteed by federal agencies or government-sponsored enterprises but are not guaranteed by the U.S. government. This may increase the credit risk associated with these investments. Government-sponsored entities issuing securities include privately owned, publicly chartered entities created to reduce borrowing costs for certain sectors of the economy, such as farmers, homeowners, and students. They include the Federal Farm Credit Bank System, Farm Credit Financial Assistance Corporation, Federal Home Loan Bank, Federal Home Loan Mortgage Corporation (FHLMC), Federal National Mortgage Association (FNMA), Student Loan Marketing Association (SLMA), and Resolution Trust Corporation (RTC). Government-sponsored entities may issue discount notes (with maturities ranging from overnight to 360 days) and bonds. Agency and government securities are subject to the same concerns as other debt obligations. (See also Debt Obligations and Mortgage- and Asset-Backed Securities.)


Although one or more of the other risks described in this SAI may apply, the largest risks associated with agency and government securities include:
Call/Prepayment Risk, Inflation Risk, Interest Rate Risk, Management Risk, and Reinvestment Risk.

Borrowing

The Fund may borrow money for temporary or emergency purposes and make other investments or engage in other transactions permissible under the 1940 Act that may be considered a borrowing (such as derivative instruments). Borrowings are subject to costs (in addition to any interest that may be paid) and typically reduce the Fund's total return. Except as qualified above, however, the Fund will not buy securities on margin.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with borrowing include: Inflation Risk and Management Risk.

Cash/Money Market Instruments

The Fund may maintain a portion of its assets in cash and cash-equivalent investments. Cash-equivalent investments include short-term U.S. and Canadian government securities and negotiable certificates of deposit, non-negotiable fixed-time deposits, bankers' acceptances, and letters of credit of banks or savings and loan associations having capital, surplus, and undivided profits (as of the date of its most recently published annual financial statements) in excess of $100 million (or the equivalent in the instance of a foreign branch of a U.S. bank) at the date of investment. The Fund also may purchase short-term notes and obligations of U.S. and foreign banks and corporations and may use repurchase agreements with broker-dealers registered under the Securities Exchange Act of 1934 and with commercial banks. (See also Commercial Paper, Debt Obligations, Repurchase Agreements, and Variable- or Floating-Rate Securities.) These types of instruments generally offer low rates of return and subject the Fund to certain costs and expenses.

See the appendix for a discussion of securities ratings.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with cash/money market instruments include: Credit Risk, Inflation Risk, and Management Risk.

Collateralized Bond Obligations

Collateralized bond obligations (CBOs) are investment grade bonds backed by a pool of junk bonds. CBOs are similar in concept to collateralized mortgage obligations (CMOs), but differ in that CBOs represent different degrees of credit quality rather than different maturities. (See also Mortgage- and Asset-Backed Securities.) Underwriters of CBOs package a large and diversified pool of high-risk, high-yield junk bonds, which is then separated into "tiers." Typically, the first tier represents the higher quality collateral and pays the lowest interest rate; the second tier is backed by riskier bonds and pays a higher rate; the third tier represents the lowest credit quality and instead of receiving a fixed interest rate receives the residual interest payments -- money that is left over after the higher tiers have been paid. CBOs, like CMOs, are substantially overcollateralized and this, plus the diversification of the pool backing them, earns them investment-grade bond ratings. Holders of third-tier CBOs stand to earn high yields or less money depending on the rate of defaults in the collateral pool. (See also High-Yield (High-Risk) Securities (Junk Bonds).)

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Although one or more of the other risks described in this SAI may apply, the largest risks associated with CBOs include: Call/Prepayment Risk, Credit Risk, Interest Rate Risk, and Management Risk.

Commercial Paper

Commercial paper is a short-term debt obligation with a maturity ranging from 2 to 270 days issued by banks, corporations, and other borrowers. It is sold to investors with temporary idle cash as a way to increase returns on a short-term basis. These instruments are generally unsecured, which increases the credit risk associated with this type of investment. (See also Debt Obligations and Illiquid and Restricted Securities.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with commercial paper include: Credit Risk, Liquidity Risk, and Management Risk.

Common Stock

Common stock represents units of ownership in a corporation. Owners typically are entitled to vote on the selection of directors and other important matters as well as to receive dividends on their holdings. In the event that a corporation is liquidated, the claims of secured and unsecured creditors and owners of bonds and preferred stock take precedence over the claims of those who own common stock.

The price of common stock is generally determined by corporate earnings, type of products or services offered, projected growth rates, experience of management, liquidity, and general market conditions for the markets on which the stock trades.


Although one or more of the other risks described in this SAI may apply, the largest risks associated with common stock include: Event Risk, Issuer Risk, Legal/Legislative Risk, Management Risk, Market Risk, and Small and Medium Company Risk.


Convertible Securities

Convertible securities are bonds, debentures, notes, preferred stocks, or other securities that may be converted into common, preferred or other securities of the same or a different issuer within a particular period of time at a specified price. Some convertible securities, such as preferred equity-redemption cumulative stock (PERCs), have mandatory conversion features. Others are voluntary. A convertible security entitles the holder to receive interest normally paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted, or exchanged. Convertible securities have unique investment characteristics in that they generally (i) have higher yields than common stocks but lower yields than comparable non-convertible securities, (ii) are less subject to fluctuation in value than the underlying stock since they have fixed income characteristics, and (iii) provide the potential for capital appreciation if the market price of the underlying common stock increases.

The value of a convertible security is a function of its "investment value" (determined by its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and its "conversion value" (the security's worth, at market value, if converted into the underlying common stock). The investment value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors also may have an effect on the convertible security's investment value. The conversion value of a convertible security is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value. Generally, the conversion value decreases as the convertible security approaches maturity. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value. A convertible security generally will sell at a premium over its conversion value by the extent to which investors place value on the right to acquire the underlying common stock while holding a fixed income security.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with convertible securities include: Call/Prepayment Risk, Interest Rate Risk, Issuer Risk, Management Risk, Market Risk, and Reinvestment Risk.

Corporate Bonds

Corporate bonds are debt obligations issued by private corporations, as distinct from bonds issued by a government agency or a municipality. Corporate bonds typically have four distinguishing features: (1) they are taxable; (2) they have a par value of $1,000; (3) they have a term maturity, which means they come due all at once; and (4) many are traded on major exchanges. Corporate bonds are subject to the same concerns as other debt obligations. (See also Debt Obligations and High-Yield (High-Risk) Securities (Junk Bonds).)

Corporate bonds may be either secured or unsecured. Unsecured corporate bonds are generally referred to as "debentures." See the appendix for a discussion of securities ratings.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with corporate bonds include: Call/Prepayment Risk, Credit Risk, Interest Rate Risk, Issuer Risk, Management Risk, and Reinvestment Risk.

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Debt Obligations

Many different types of debt obligations exist (for example, bills, bonds, or notes). Issuers of debt obligations have a contractual obligation to pay interest at a specified rate on specified dates and to repay principal on a specified maturity date. Certain debt obligations (usually intermediate- and long-term bonds) have provisions that allow the issuer to redeem or "call" a bond before its maturity. Issuers are most likely to call these securities during periods of falling interest rates. When this happens, an investor may have to replace these securities with lower yielding securities, which could result in a lower return.

The market value of debt obligations is affected primarily by changes in prevailing interest rates and the issuers perceived ability to repay the debt. The market value of a debt obligation generally reacts inversely to interest rate changes. When prevailing interest rates decline, the price usually rises, and when prevailing interest rates rise, the price usually declines.

In general, the longer the maturity of a debt obligation, the higher its yield and the greater the sensitivity to changes in interest rates. Conversely, the shorter the maturity, the lower the yield but the greater the price stability.

As noted, the values of debt obligations also may be affected by changes in the credit rating or financial condition of their issuers. Generally, the lower the quality rating of a security, the higher the degree of risk as to the payment of interest and return of principal. To compensate investors for taking on such increased risk, those issuers deemed to be less creditworthy generally must offer their investors higher interest rates than do issuers with better credit ratings. (See also Agency and Government Securities, Corporate Bonds, and High-Yield (High-Risk) Securities (Junk Bonds).)

All ratings limitations are applied at the time of purchase. Subsequent to purchase, a debt security may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Neither event will require the sale of such a security, but it will be a factor in considering whether to continue to hold the security. To the extent that ratings change as a result of changes in a rating organization or their rating systems, the Fund will attempt to use comparable ratings as standards for selecting investments.

See the appendix for a discussion of securities ratings.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with debt obligations include: Call/Prepayment Risk, Credit Risk, Interest Rate Risk, Issuer Risk, Management Risk, and Reinvestment Risk.

Depositary Receipts

Some foreign securities are traded in the form of American Depositary Receipts
(ADRs). ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities of foreign issuers. European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs) are receipts typically issued by foreign banks or trust companies, evidencing ownership of underlying securities issued by either a foreign or U.S. issuer. Generally, depositary receipts in registered form are designed for use in the U.S. and depositary receipts in bearer form are designed for use in securities markets outside the U.S. Depositary receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. Depositary receipts involve the risks of other investments in foreign securities. In addition, ADR holders may not have all the legal rights of shareholders and may experience difficulty in receiving shareholder communications. (See also Common Stock and Foreign Securities.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with depositary receipts include: Foreign/Emerging Markets Risk, Issuer Risk, Management Risk, and Market Risk.

Derivative Instruments

Derivative instruments are commonly defined to include securities or contracts whose values depend, in whole or in part, on (or "derive" from) the value of one or more other assets, such as securities, currencies, or commodities.

A derivative instrument generally consists of, is based upon, or exhibits characteristics similar to options or forward contracts. Such instruments may be used to maintain cash reserves while remaining fully invested, to offset anticipated declines in values of investments, to facilitate trading, to reduce transaction costs, or to pursue higher investment returns. Derivative instruments are characterized by requiring little or no initial payment. Their value changes daily based on a security, a currency, a group of securities or currencies, or an index. A small change in the value of the underlying security, currency, or index can cause a sizable percentage gain or loss in the price of the derivative instrument.

Options and forward contracts are considered to be the basic "building blocks" of derivatives. For example, forward-based derivatives include forward contracts, swap contracts, and exchange-traded futures. Forward-based derivatives are sometimes referred to generically as "futures contracts." Option-based derivatives include privately negotiated, over-the-counter (OTC) options (including caps, floors, collars, and options on futures) and exchange-traded options on futures. Diverse types of derivatives may be created by combining options or futures in different ways, and by applying these structures to a wide range of underlying assets.

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Options. An option is a contract. A person who buys a call option for a security has the right to buy the security at a set price for the length of the contract. A person who sells a call option is called a writer. The writer of a call option agrees for the length of the contract to sell the security at the set price when the buyer wants to exercise the option, no matter what the market price of the security is at that time. A person who buys a put option has the right to sell a security at a set price for the length of the contract. A person who writes a put option agrees to buy the security at the set price if the purchaser wants to exercise the option during the length of the contract, no matter what the market price of the security is at that time. An option is covered if the writer owns the security (in the case of a call) or sets aside the cash or securities of equivalent value (in the case of a put) that would be required upon exercise.

The price paid by the buyer for an option is called a premium. In addition to the premium, the buyer generally pays a broker a commission. The writer receives a premium, less another commission, at the time the option is written. The premium received by the writer is retained whether or not the option is exercised. A writer of a call option may have to sell the security for a below-market price if the market price rises above the exercise price. A writer of a put option may have to pay an above-market price for the security if its market price decreases below the exercise price.

When an option is purchased, the buyer pays a premium and a commission. It then pays a second commission on the purchase or sale of the underlying security when the option is exercised. For record keeping and tax purposes, the price obtained on the sale of the underlying security is the combination of the exercise price, the premium, and both commissions.

One of the risks an investor assumes when it buys an option is the loss of the premium. To be beneficial to the investor, the price of the underlying security must change within the time set by the option contract. Furthermore, the change must be sufficient to cover the premium paid, the commissions paid both in the acquisition of the option and in a closing transaction or in the exercise of the option and sale (in the case of a call) or purchase (in the case of a put) of the underlying security. Even then, the price change in the underlying security does not ensure a profit since prices in the option market may not reflect such a change.

Options on many securities are listed on options exchanges. If the Fund writes listed options, it will follow the rules of the options exchange. Options are valued at the close of the New York Stock Exchange. An option listed on a national exchange, CBOE, or NASDAQ will be valued at the last quoted sales price or, if such a price is not readily available, at the mean of the last bid and ask prices.

Options on certain securities are not actively traded on any exchange, but may be entered into directly with a dealer. These options may be more difficult to close. If an investor is unable to effect a closing purchase transaction, it will not be able to sell the underlying security until the call written by the investor expires or is exercised.

Futures Contracts. A futures contract is a sales contract between a buyer (holding the "long" position) and a seller (holding the "short" position) for an asset with delivery deferred until a future date. The buyer agrees to pay a fixed price at the agreed future date and the seller agrees to deliver the asset. The seller hopes that the market price on the delivery date is less than the agreed upon price, while the buyer hopes for the contrary. Many futures contracts trade in a manner similar to the way a stock trades on a stock exchange and the commodity exchanges.

Generally, a futures contract is terminated by entering into an offsetting transaction. An offsetting transaction is effected by an investor taking an opposite position. At the time a futures contract is made, a good faith deposit called initial margin is set up. Daily thereafter, the futures contract is valued and the payment of variation margin is required so that each day a buyer would pay out cash in an amount equal to any decline in the contract's value or receive cash equal to any increase. At the time a futures contract is closed out, a nominal commission is paid, which is generally lower than the commission on a comparable transaction in the cash market.

Futures contracts may be based on various securities, securities indices (such as the S&P 500 Index), foreign currencies and other financial instruments and indices.


The Fund will engage in futures and related options transactions to produce incremental earnings, to hedge existing positions, and to increase flexibility. The Fund intends to comply with Rule 4.5 of the Commodity Futures Trading Commission (CFTC), under which a mutual fund is exempt from the definition of a "commodity pool operator." The Fund, therefore, is not subject to registration or regulation as a pool operator, meaning that the Fund may invest in futures contracts without registering with the CFTC.


Options on Futures Contracts. Options on futures contracts give the holder a right to buy or sell futures contracts in the future. Unlike a futures contract, which requires the parties to the contract to buy and sell a security on a set date (some futures are settled in cash), an option on a futures contract merely entitles its holder to decide on or before a future date (within nine months of the date of issue) whether to enter into a contract. If the holder decides not to enter into the contract, all that is lost is the amount (premium) paid for the option. Further, because the value of the option is fixed at the point of sale, there are no daily payments of cash to reflect the change in the value of the underlying contract. However, since an option gives the buyer the right to enter into a contract at a set price for a fixed period of time, its value does change daily.

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One of the risks in buying an option on a futures contract is the loss of the premium paid for the option. The risk involved in writing options on futures contracts an investor owns, or on securities held in its portfolio, is that there could be an increase in the market value of these contracts or securities. If that occurred, the option would be exercised and the asset sold at a lower price than the cash market price. To some extent, the risk of not realizing a gain could be reduced by entering into a closing transaction. An investor could enter into a closing transaction by purchasing an option with the same terms as the one previously sold. The cost to close the option and terminate the investor's obligation, however, might still result in a loss. Further, the investor might not be able to close the option because of insufficient activity in the options market. Purchasing options also limits the use of monies that might otherwise be available for long-term investments.

Options on Stock Indexes. Options on stock indexes are securities traded on national securities exchanges. An option on a stock index is similar to an option on a futures contract except all settlements are in cash. A fund exercising a put, for example, would receive the difference between the exercise price and the current index level.

Tax and Accounting Treatment. As permitted under federal income tax laws and to the extent the Fund is allowed to invest in futures contracts, the Fund intends to identify futures contracts as mixed straddles and not mark them to market, that is, not treat them as having been sold at the end of the year at market value. If the Fund is using short futures contracts for hedging purposes, the Fund may be required to defer recognizing losses incurred on short futures contracts and on underlying securities.

Federal income tax treatment of gains or losses from transactions in options on futures contracts and indexes will depend on whether the option is a section 1256 contract. If the option is a non-equity option, the Fund will either make a 1256(d) election and treat the option as a mixed straddle or mark to market the option at fiscal year end and treat the gain/loss as 40% short-term and 60% long-term.

The IRS has ruled publicly that an exchange-traded call option is a security for purposes of the 50%-of-assets test and that its issuer is the issuer of the underlying security, not the writer of the option, for purposes of the diversification requirements.

Accounting for futures contracts will be according to generally accepted accounting principles. Initial margin deposits will be recognized as assets due from a broker (the Fund's agent in acquiring the futures position). During the period the futures contract is open, changes in value of the contract will be recognized as unrealized gains or losses by marking to market on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments will be made or received depending upon whether gains or losses are incurred. All contracts and options will be valued at the last-quoted sales price on their primary exchange.

Other Risks of Derivatives.

The primary risk of derivatives is the same as the risk of the underlying asset, namely that the value of the underlying asset may go up or down. Adverse movements in the value of an underlying asset can expose an investor to losses. Derivative instruments may include elements of leverage and, accordingly, the fluctuation of the value of the derivative instrument in relation to the underlying asset may be magnified. The successful use of derivative instruments depends upon a variety of factors, particularly the investment manager's ability to predict movements of the securities, currencies, and commodity markets, which requires different skills than predicting changes in the prices of individual securities. There can be no assurance that any particular strategy will succeed.

Another risk is the risk that a loss may be sustained as a result of the failure of a counterparty to comply with the terms of a derivative instrument. The counterparty risk for exchange-traded derivative instruments is generally less than for privately-negotiated or OTC derivative instruments, since generally a clearing agency, which is the issuer or counterparty to each exchange-traded instrument, provides a guarantee of performance. For privately-negotiated instruments, there is no similar clearing agency guarantee. In all transactions, an investor will bear the risk that the counterparty will default, and this could result in a loss of the expected benefit of the derivative transaction and possibly other losses.

When a derivative transaction is used to completely hedge another position, changes in the market value of the combined position (the derivative instrument plus the position being hedged) result from an imperfect correlation between the price movements of the two instruments. With a perfect hedge, the value of the combined position remains unchanged for any change in the price of the underlying asset. With an imperfect hedge, the values of the derivative instrument and its hedge are not perfectly correlated. For example, if the value of a derivative instrument used in a short hedge (such as writing a call option, buying a put option, or selling a futures contract) increased by less than the decline in value of the hedged investment, the hedge would not be perfectly correlated. Such a lack of correlation might occur due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which these instruments are traded.

Derivatives also are subject to the risk that they cannot be sold, closed out, or replaced quickly at or very close to their fundamental value. Generally, exchange contracts are very liquid because the exchange clearinghouse is the counterparty of every contract. OTC transactions are less liquid than exchange-traded derivatives since they often can only be closed out with the other party to the transaction.

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Another risk is caused by the legal unenforcibility of a party's obligations under the derivative. A counterparty that has lost money in a derivative transaction may try to avoid payment by exploiting various legal uncertainties about certain derivative products.

(See also Foreign Currency Transactions.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with derivative instruments include: Leverage Risk, Liquidity Risk, and Management Risk.

Foreign Currency Transactions

Investments in foreign countries usually involve currencies of foreign countries. In addition, the Fund may hold cash and cash-equivalent investments in foreign currencies. As a result, the value of the Fund's assets as measured in U.S. dollars may be affected favorably or unfavorably by changes in currency exchange rates and exchange control regulations. Also, the Fund may incur costs in connection with conversions between various currencies. Currency exchange rates may fluctuate significantly over short periods of time causing the Fund's NAV to fluctuate. Currency exchange rates are generally determined by the forces of supply and demand in the foreign exchange markets, actual or anticipated changes in interest rates, and other complex factors. Currency exchange rates also can be affected by the intervention of U.S. or foreign governments or central banks, or the failure to intervene, or by currency controls or political developments.

Spot Rates and Derivative Instruments. The Fund conducts its foreign currency exchange transactions either at the spot (cash) rate prevailing in the foreign currency exchange market or by entering into forward currency exchange contracts (forward contracts) as a hedge against fluctuations in future foreign exchange rates. (See also Derivative Instruments). These contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. Because foreign currency transactions occurring in the interbank market might involve substantially larger amounts than those involved in the use of such derivative instruments, the Fund could be disadvantaged by having to deal in the odd lot market for the underlying foreign currencies at prices that are less favorable than for round lots.

The Fund may enter into forward contracts to settle a security transaction or handle dividend and interest collection. When the Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency or has been notified of a dividend or interest payment, it may desire to lock in the price of the security or the amount of the payment in dollars. By entering into a forward contract, the Fund will be able to protect itself against a possible loss resulting from an adverse change in the relationship between different currencies from the date the security is purchased or sold to the date on which payment is made or received or when the dividend or interest is actually received.

The Fund also may enter into forward contracts when management of the Fund believes the currency of a particular foreign country may change in relationship to another currency. The precise matching of forward contract amounts and the value of securities involved generally will not be possible since the future value of securities in foreign currencies more than likely will change between the date the forward contract is entered into and the date it matures. The projection of short-term currency market movements is extremely difficult and successful execution of a short-term hedging strategy is highly uncertain. The Fund will not enter into such forward contracts or maintain a net exposure to such contracts when consummating the contracts would obligate the Fund to deliver an amount of foreign currency in excess of the value of the Fund's securities or other assets denominated in that currency.

The Fund will designate cash or securities in an amount equal to the value of the Fund's total assets committed to consummating forward contracts entered into under the second circumstance set forth above. If the value of the securities declines, additional cash or securities will be designated on a daily basis so that the value of the cash or securities will equal the amount of the Fund's commitments on such contracts.

At maturity of a forward contract, the Fund may either sell the security and make delivery of the foreign currency or retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an offsetting contract with the same currency trader obligating it to buy, on the same maturity date, the same amount of foreign currency.

If the Fund retains the security and engages in an offsetting transaction, the Fund will incur a gain or loss (as described below) to the extent there has been movement in forward contract prices. If the Fund engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the foreign currency. Should forward prices decline between the date the Fund enters into a forward contract for selling foreign currency and the date it enters into an offsetting contract for purchasing the foreign currency, the Fund will realize a gain to the extent that the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to buy. Should forward prices increase, the Fund will suffer a loss to the extent the price of the currency it has agreed to buy exceeds the price of the currency it has agreed to sell.

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It is impossible to forecast what the market value of securities will be at the expiration of a contract. Accordingly, it may be necessary for the Fund to buy additional foreign currency on the spot market (and bear the expense of that purchase) if the market value of the security is less than the amount of foreign currency the Fund is obligated to deliver and a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received on the sale of the portfolio security if its market value exceeds the amount of foreign currency the Fund is obligated to deliver.

The Fund's dealing in forward contracts will be limited to the transactions described above. This method of protecting the value of the Fund's securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange that can be achieved at some point in time. Although forward contracts tend to minimize the risk of loss due to a decline in value of hedged currency, they tend to limit any potential gain that might result should the value of such currency increase.

Although the Fund values its assets each business day in terms of U.S. dollars, it does not intend to convert its foreign currencies into U.S. dollars on a daily basis. It will do so from time to time, and shareholders should be aware of currency conversion costs. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (spread) between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.

Options on Foreign Currencies. The Fund may buy put and call options and write covered call and cash-secured put options on foreign currencies for hedging purposes. For example, a decline in the dollar value of a foreign currency in which securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against the diminutions in the value of securities, the Fund may buy put options on the foreign currency. If the value of the currency does decline, the Fund will have the right to sell the currency for a fixed amount in dollars and will offset, in whole or in part, the adverse effect on its portfolio that otherwise would have resulted.

Conversely, where a change in the dollar value of a currency would increase the cost of securities the Fund plans to buy, the Fund may buy call options on the foreign currency. The purchase of the options could offset, at least partially, the changes in exchange rates.

As in the case of other types of options, however, the benefit to the Fund derived from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, where currency exchange rates do not move in the direction or to the extent anticipated, the Fund could sustain losses on transactions in foreign currency options that would require it to forego a portion or all of the benefits of advantageous changes in rates.

The Fund may write options on foreign currencies for the same types of hedging purposes. For example, when the Fund anticipates a decline in the dollar value of foreign-denominated securities due to adverse fluctuations in exchange rates it could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised and the diminution in value of securities will be fully or partially offset by the amount of the premium received.

Similarly, instead of purchasing a call option to hedge against an anticipated increase in the dollar cost of securities to be acquired, the Fund could write a put option on the relevant currency. If rates move in the manner projected, the put option will expire unexercised and allow the Fund to hedge increased cost up to the amount of the premium.

As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If this does not occur, the option may be exercised and the Fund would be required to buy or sell the underlying currency at a loss that may not be offset by the amount of the premium. Through the writing of options on foreign currencies, the Fund also may be required to forego all or a portion of the benefits that might otherwise have been obtained from favorable movements on exchange rates.

All options written on foreign currencies will be covered. An option written on foreign currencies is covered if the Fund holds currency sufficient to cover the option or has an absolute and immediate right to acquire that currency without additional cash consideration upon conversion of assets denominated in that currency or exchange of other currency held in its portfolio. An option writer could lose amounts substantially in excess of its initial investments, due to the margin and collateral requirements associated with such positions.

Options on foreign currencies are traded through financial institutions acting as market-makers, although foreign currency options also are traded on certain national securities exchanges, such as the Philadelphia Stock Exchange and the Chicago Board Options Exchange, subject to SEC regulation. In an over-the-counter trading environment, many of the protections afforded to exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the purchaser of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost.

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Foreign currency option positions entered into on a national securities exchange are cleared and guaranteed by the Options Clearing Corporation (OCC), thereby reducing the risk of counterparty default. Further, a liquid secondary market in options traded on a national securities exchange may be more readily available than in the over-the-counter market, potentially permitting the Fund to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.

The purchase and sale of exchange-traded foreign currency options, however, is subject to the risks of availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effects of other political and economic events. In addition, exchange-traded options on foreign currencies involve certain risks not presented by the over-the-counter market. For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in certain foreign countries for that purpose. As a result, the OCC may, if it determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on OCC or its clearing member, impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions on exercise.

Foreign Currency Futures and Related Options. The Fund may enter into currency futures contracts to buy or sell currencies. It also may buy put and call options and write covered call and cash-secured put options on currency futures. Currency futures contracts are similar to currency forward contracts, except that they are traded on exchanges (and have margin requirements) and are standardized as to contract size and delivery date. Most currency futures call for payment of delivery in U.S. dollars. The Fund may use currency futures for the same purposes as currency forward contracts, subject to Commodity Futures Trading Commission (CFTC) limitations.

Currency futures and options on futures values can be expected to correlate with exchange rates, but will not reflect other factors that may affect the value of the Fund's investments. A currency hedge, for example, should protect a Yen-denominated bond against a decline in the Yen, but will not protect the Fund against price decline if the issuer's creditworthiness deteriorates. Because the value of the Fund's investments denominated in foreign currency will change in response to many factors other than exchange rates, it may not be possible to match the amount of a forward contract to the value of the Fund's investments denominated in that currency over time.

The Fund will hold securities or other options or futures positions whose values are expected to offset its obligations. The Fund will not enter into an option or futures position that exposes the Fund to an obligation to another party unless it owns either (i) an offsetting position in securities or (ii) cash, receivables and short-term debt securities with a value sufficient to cover its potential obligations.

(See also Derivative Instruments and Foreign Securities.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with foreign currency transactions include: Correlation Risk, Interest Rate Risk, Leverage Risk, Liquidity Risk, and Management Risk.

Foreign Securities

Foreign securities, foreign currencies, and securities issued by U.S. entities with substantial foreign operations involve special risks, including those set forth below, which are not typically associated with investing in U.S. securities. Foreign companies are not generally subject to uniform accounting, auditing, and financial reporting standards comparable to those applicable to domestic companies. Additionally, many foreign stock markets, while growing in volume of trading activity, have substantially less volume than the New York Stock Exchange, and securities of some foreign companies are less liquid and more volatile than securities of domestic companies. Similarly, volume and liquidity in most foreign bond markets are less than the volume and liquidity in the U.S. and, at times, volatility of price can be greater than in the U.S. Further, foreign markets have different clearance, settlement, registration, and communication procedures and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions making it difficult to conduct such transactions. Delays in such procedures could result in temporary periods when assets are uninvested and no return is earned on them. The inability of an investor to make intended security purchases due to such problems could cause the investor to miss attractive investment opportunities. Payment for securities without delivery may be required in certain foreign markets and, when participating in new issues, some foreign countries require payment to be made in advance of issuance (at the time of issuance, the market value of the security may be more or less than the purchase price). Some foreign markets also have compulsory depositories (i.e., an investor does not have a choice as to where the securities are held). Fixed commissions on some foreign stock exchanges are generally higher than negotiated commissions on U.S. exchanges. Further, an investor may encounter difficulties or be unable to pursue legal remedies and obtain judgments in foreign courts. There is generally less government supervision and regulation of business and industry practices, stock exchanges, brokers, and listed companies than in the U.S. It may be more difficult for an investor's agents to keep currently informed about corporate actions such as stock dividends or other matters that may affect the prices of portfolio securities. Communications between the U.S. and foreign countries may be less reliable than within the U.S., thus increasing the risk of

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delays or loss of certificates for portfolio securities. In addition, with respect to certain foreign countries, there is the possibility of nationalization, expropriation, the imposition of additional withholding or confiscatory taxes, political, social, or economic instability, diplomatic developments that could affect investments in those countries, or other unforeseen actions by regulatory bodies (such as changes to settlement or custody procedures).

The risks of foreign investing may be magnified for investments in emerging markets, which may have relatively unstable governments, economies based on only a few industries, and securities markets that trade a small number of securities.


The introduction of a single currency, the euro, on January 1, 1999 for participating European nations in the Economic and Monetary Union ("EU") presents unique uncertainties, including the legal treatment of certain outstanding financial contracts after January 1, 1999 that refer to existing currencies rather than the euro; the establishment and maintenance of exchange rates; the fluctuation of the euro relative to non-euro currencies; whether the interest rate, tax or labor regimes of European countries participating in the euro will converge over time; and whether the conversion of the currencies of other EU countries such as the United Kingdom and Denmark into the euro and the admission of other non-EU countries such as Poland, Latvia, and Lithuania as members of the EU may have an impact on the euro.


Although one or more of the other risks described in this SAI may apply, the largest risks associated with foreign securities include: Foreign/Emerging Markets Risk, Issuer Risk, and Management Risk.

High-Yield (High-Risk) Securities (Junk Bonds)

High yield (high-risk) securities are sometimes referred to as junk bonds. They are non-investment grade (lower quality) securities that have speculative characteristics. Lower quality securities, while generally offering higher yields than investment grade securities with similar maturities, involve greater risks, including the possibility of default or bankruptcy. They are regarded as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal. The special risk considerations in connection with investments in these securities are discussed below.


See the appendix for a discussion of securities ratings. (See also Debt Obligations.)


All interest-bearing securities typically experience appreciation when interest rates decline and depreciation when interest rates rise. The market values of lower-quality and comparable unrated securities tend to reflect individual corporate developments to a greater extent than do higher rated securities, which react primarily to fluctuations in the general level of interest rates. Lower-quality and comparable unrated securities also tend to be more sensitive to economic conditions than are higher-rated securities. As a result, they generally involve more credit risks than securities in the higher-rated categories. During an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of lower-quality securities may experience financial stress and may not have sufficient revenues to meet their payment obligations. The issuer's ability to service its debt obligations also may be adversely affected by specific corporate developments, the issuer's inability to meet specific projected business forecasts, or the unavailability of additional financing. The risk of loss due to default by an issuer of these securities is significantly greater than issuers of higher-rated securities because such securities are generally unsecured and are often subordinated to other creditors. Further, if the issuer of a lower quality security defaulted, an investor might incur additional expenses to seek recovery.

Credit ratings issued by credit rating agencies are designed to evaluate the safety of principal and interest payments of rated securities. They do not, however, evaluate the market value risk of lower-quality securities and, therefore, may not fully reflect the true risks of an investment. In addition, credit rating agencies may or may not make timely changes in a rating to reflect changes in the economy or in the condition of the issuer that affect the market value of the securities. Consequently, credit ratings are used only as a preliminary indicator of investment quality.

An investor may have difficulty disposing of certain lower-quality and comparable unrated securities because there may be a thin trading market for such securities. Because not all dealers maintain markets in all lower quality and comparable unrated securities, there is no established retail secondary market for many of these securities. To the extent a secondary trading market does exist, it is generally not as liquid as the secondary market for higher-rated securities. The lack of a liquid secondary market may have an adverse impact on the market price of the security. The lack of a liquid secondary market for certain securities also may make it more difficult for an investor to obtain accurate market quotations. Market quotations are generally available on many lower-quality and comparable unrated issues only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales.

Legislation may be adopted from time to time designed to limit the use of certain lower quality and comparable unrated securities by certain issuers.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with high-yield (high-risk) securities include:
Call/Prepayment Risk, Credit Risk, Currency Risk, Interest Rate Risk, and Management Risk.

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Illiquid and Restricted Securities

The Fund may invest in illiquid securities (i.e., securities that are not readily marketable). These securities may include, but are not limited to, certain securities that are subject to legal or contractual restrictions on resale, certain repurchase agreements, and derivative instruments.

To the extent the Fund invests in illiquid or restricted securities, it may encounter difficulty in determining a market value for such securities. Disposing of illiquid or restricted securities may involve time-consuming negotiations and legal expense, and it may be difficult or impossible for the Fund to sell such an investment promptly and at an acceptable price.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with illiquid and restricted securities include:
Liquidity Risk and Management Risk.

Indexed Securities

The value of indexed securities is linked to currencies, interest rates, commodities, indexes, or other financial indicators. Most indexed securities are short- to intermediate-term fixed income securities whose values at maturity or interest rates rise or fall according to the change in one or more specified underlying instruments. Indexed securities may be more volatile than the underlying instrument itself and they may be less liquid than the securities represented by the index. (See also Derivative Instruments.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with indexed securities include: Liquidity Risk, Management Risk, and Market Risk.


Inverse Floaters


Inverse floaters are created by underwriters using the interest payment on securities. A portion of the interest received is paid to holders of instruments based on current interest rates for short-term securities. The remainder, minus a servicing fee, is paid to holders of inverse floaters. As interest rates go down, the holders of the inverse floaters receive more income and an increase in the price for the inverse floaters. As interest rates go up, the holders of the inverse floaters receive less income and a decrease in the price for the inverse floaters. (See also Derivative Instruments.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with inverse floaters include: Interest Rate Risk and Management Risk.

Investment Companies


Investing in securities issued by registered and unregistered investment companies may involve the duplication of advisory fees and certain other expenses.


Although one or more of the other risks described in this SAI may apply, the largest risks associated with the securities of other investment companies include: Management Risk and Market Risk.

Lending of Portfolio Securities

The Fund may lend certain of its portfolio securities to broker-dealers. The current policy of the Fund's board is to make these loans, either long- or short-term, to broker-dealers. In making loans, the Fund receives the market price in cash, U.S. government securities, letters of credit, or such other collateral as may be permitted by regulatory agencies and approved by the board. If the market price of the loaned securities goes up, the Fund will get additional collateral on a daily basis. The risks are that the borrower may not provide additional collateral when required or return the securities when due. During the existence of the loan, the Fund receives cash payments equivalent to all interest or other distributions paid on the loaned securities. The Fund may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the cash or money market instruments held as collateral to the borrower or placing broker. The Fund will receive reasonable interest on the loan or a flat fee from the borrower and amounts equivalent to any dividends, interest, or other distributions on the securities loaned.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with the lending of portfolio securities include:
Credit Risk and Management Risk.

Loan Participations

Loans, loan participations, and interests in securitized loan pools are interests in amounts owed by a corporate, governmental, or other borrower to a lender or consortium of lenders (typically banks, insurance companies, investment banks, government agencies, or international agencies). Loans involve a risk of loss in case of default or insolvency of the borrower and may offer less legal protection to an investor in the event of fraud or misrepresentation.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with loan participations include: Credit Risk and Management Risk.

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Mortgage- and Asset-Backed Securities

Mortgage-backed securities represent direct or indirect participations in, or are secured by and payable from, mortgage loans secured by real property, and include single- and multi-class pass-through securities and Collateralized Mortgage Obligations (CMOs). These securities may be issued or guaranteed by U.S. government agencies or instrumentalities (see also Agency and Government Securities), or by private issuers, generally originators and investors in mortgage loans, including savings associations, mortgage bankers, commercial banks, investment bankers, and special purpose entities. Mortgage-backed securities issued by private lenders may be supported by pools of mortgage loans or other mortgage-backed securities that are guaranteed, directly or indirectly, by the U.S. government or one of its agencies or instrumentalities, or they may be issued without any governmental guarantee of the underlying mortgage assets but with some form of non-governmental credit enhancement.

Stripped mortgage-backed securities are a type of mortgage-backed security that receive differing proportions of the interest and principal payments from the underlying assets. Generally, there are two classes of stripped mortgage-backed securities: Interest Only (IO) and Principal Only (PO). IOs entitle the holder to receive distributions consisting of all or a portion of the interest on the underlying pool of mortgage loans or mortgage-backed securities. POs entitle the holder to receive distributions consisting of all or a portion of the principal of the underlying pool of mortgage loans or mortgage-backed securities. The cash flows and yields on IOs and POs are extremely sensitive to the rate of principal payments (including prepayments) on the underlying mortgage loans or mortgage-backed securities. A rapid rate of principal payments may adversely affect the yield to maturity of IOs. A slow rate of principal payments may adversely affect the yield to maturity of POs. If prepayments of principal are greater than anticipated, an investor in IOs may incur substantial losses. If prepayments of principal are slower than anticipated, the yield on a PO will be affected more severely than would be the case with a traditional mortgage-backed security.

CMOs are hybrid mortgage-related instruments secured by pools of mortgage loans or other mortgage-related securities, such as mortgage pass through securities or stripped mortgage-backed securities. CMOs may be structured into multiple classes, often referred to as "tranches," with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. Principal prepayments on collateral underlying a CMO may cause it to be retired substantially earlier than its stated maturity.

The yield characteristics of mortgage-backed securities differ from those of other debt securities. Among the differences are that interest and principal payments are made more frequently on mortgage-backed securities, usually monthly, and principal may be repaid at any time. These factors may reduce the expected yield.

Asset-backed securities have structural characteristics similar to mortgage-backed securities. Asset-backed debt obligations represent direct or indirect participation in, or secured by and payable from, assets such as motor vehicle installment sales contracts, other installment loan contracts, home equity loans, leases of various types of property, and receivables from credit card or other revolving credit arrangements. The credit quality of most asset-backed securities depends primarily on the credit quality of the assets underlying such securities, how well the entity issuing the security is insulated from the credit risk of the originator or any other affiliated entities, and the amount and quality of any credit enhancement of the securities. Payments or distributions of principal and interest on asset-backed debt obligations may be supported by non-governmental credit enhancements including letters of credit, reserve funds, overcollateralization, and guarantees by third parties. The market for privately issued asset-backed debt obligations is smaller and less liquid than the market for government sponsored mortgage-backed securities. (See also Derivative Instruments.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with mortgage- and asset-backed securities include:
Call/Prepayment Risk, Credit Risk, Interest Rate Risk, Liquidity Risk, and Management Risk.

Mortgage Dollar Rolls

Mortgage dollar rolls are investments whereby an investor would sell mortgage-backed securities for delivery in the current month and simultaneously contract to purchase substantially similar securities on a specified future date. While an investor would forego principal and interest paid on the mortgage-backed securities during the roll period, the investor would be compensated by the difference between the current sales price and the lower price for the future purchase as well as by any interest earned on the proceeds of the initial sale. The investor also could be compensated through the receipt of fee income equivalent to a lower forward price.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with mortgage dollar rolls include: Credit Risk, Interest Rate Risk, and Management Risk.

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18   --   AXP INVESTMENT SERIES, INC. -- AXP MUTUAL

Municipal Obligations

Municipal obligations include debt obligations issued by or on behalf of states, territories, possessions, or sovereign nations within the territorial boundaries of the United States (including the District of Columbia and Puerto Rico). The interest on these obligations is generally exempt from federal income tax. Municipal obligations are generally classified as either "general obligations" or "revenue obligations."

General obligation bonds are secured by the issuer's pledge of its full faith, credit, and taxing power for the payment of interest and principal. Revenue bonds are payable only from the revenues derived from a project or facility or from the proceeds of a specified revenue source. Industrial development bonds are generally revenue bonds secured by payments from and the credit of private users. Municipal notes are issued to meet the short-term funding requirements of state, regional, and local governments. Municipal notes include tax anticipation notes, bond anticipation notes, revenue anticipation notes, tax and revenue anticipation notes, construction loan notes, short-term discount notes, tax-exempt commercial paper, demand notes, and similar instruments.

Municipal lease obligations may take the form of a lease, an installment purchase, or a conditional sales contract. They are issued by state and local governments and authorities to acquire land, equipment, and facilities. An investor may purchase these obligations directly, or it may purchase participation interests in such obligations. Municipal leases may be subject to greater risks than general obligation or revenue bonds. State constitutions and statutes set forth requirements that states or municipalities must meet in order to issue municipal obligations. Municipal leases may contain a covenant by the state or municipality to budget for and make payments due under the obligation. Certain municipal leases may, however, provide that the issuer is not obligated to make payments on the obligation in future years unless funds have been appropriated for this purpose each year.

Yields on municipal bonds and notes depend on a variety of factors, including money market conditions, municipal bond market conditions, the size of a particular offering, the maturity of the obligation, and the rating of the issue. The municipal bond market has a large number of different issuers, many having smaller sized bond issues, and a wide choice of different maturities within each issue. For these reasons, most municipal bonds do not trade on a daily basis and many trade only rarely. Because many of these bonds trade infrequently, the spread between the bid and offer may be wider and the time needed to develop a bid or an offer may be longer than other security markets. See the appendix for a discussion of securities ratings. (See also Debt Obligations.)

Taxable Municipal Obligations. There is another type of municipal obligation that is subject to federal income tax for a variety of reasons. These municipal obligations do not qualify for the federal income exemption because (a) they did not receive necessary authorization for tax-exempt treatment from state or local government authorities, (b) they exceed certain regulatory limitations on the cost of issuance for tax-exempt financing or (c) they finance public or private activities that do not qualify for the federal income tax exemption. These non-qualifying activities might include, for example, certain types of multi-family housing, certain professional and local sports facilities, refinancing of certain municipal debt, and borrowing to replenish a municipality's underfunded pension plan.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with municipal obligations include: Credit Risk, Event Risk, Inflation Risk, Interest Rate Risk, Legal/Legislative Risk, and Market Risk.

Preferred Stock

Preferred stock is a type of stock that pays dividends at a specified rate and that has preference over common stock in the payment of dividends and the liquidation of assets. Preferred stock does not ordinarily carry voting rights.

The price of a preferred stock is generally determined by earnings, type of products or services, projected growth rates, experience of management, liquidity, and general market conditions of the markets on which the stock trades.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with preferred stock include: Issuer Risk, Management Risk, and Market Risk.

Real Estate Investment Trusts

Real estate investment trusts (REITs) are entities that manage a portfolio of real estate to earn profits for their shareholders. REITs can make investments in real estate such as shopping centers, nursing homes, office buildings, apartment complexes, and hotels. REITs can be subject to extreme volatility due to fluctuations in the demand for real estate, changes in interest rates, and adverse economic conditions. Additionally, the failure of a REIT to continue to qualify as a REIT for tax purposes can materially affect its value.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with REITs include: Issuer Risk, Management Risk, and Market Risk.

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19   --   AXP INVESTMENT SERIES, INC. -- AXP MUTUAL

Repurchase Agreements

The Fund may enter into repurchase agreements with certain banks or non-bank dealers. In a repurchase agreement, the Fund buys a security at one price, and at the time of sale, the seller agrees to repurchase the obligation at a mutually agreed upon time and price (usually within seven days). The repurchase agreement thereby determines the yield during the purchaser's holding period, while the seller's obligation to repurchase is secured by the value of the underlying security. Repurchase agreements could involve certain risks in the event of a default or insolvency of the other party to the agreement, including possible delays or restrictions upon the Fund's ability to dispose of the underlying securities.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with repurchase agreements include: Credit Risk and Management Risk.

Reverse Repurchase Agreements

In a reverse repurchase agreement, the investor would sell a security and enter into an agreement to repurchase the security at a specified future date and price. The investor generally retains the right to interest and principal payments on the security. Since the investor receives cash upon entering into a reverse repurchase agreement, it may be considered a borrowing. (See also Derivative Instruments.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with reverse repurchase agreements include: Credit Risk, Interest Rate Risk, and Management Risk.

Short Sales

With short sales, an investor sells a security that it does not own in anticipation of a decline in the market value of the security. To complete the transaction, the investor must borrow the security to make delivery to the buyer. The investor is obligated to replace the security that was borrowed by purchasing it at the market price at the time of replacement. The price at such time may be more or less than the price at which the investor sold the security. A fund that is allowed to utilize short sales will designate cash or liquid securities to cover its open short positions. Those funds also may engage in "short sales against the box," a form of short-selling that involves selling a security that an investor owns (or has an unconditioned right to purchase) for delivery at a specified date in the future. This technique allows an investor to hedge protectively against anticipated declines in the market of its securities. If the value of the securities sold short increased between the date of the short sale and the date on which the borrowed security is replaced, the investor loses the opportunity to participate in the gain. A "short sale against the box" will result in a constructive sale of appreciated securities thereby generating capital gains to the Fund.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with short sales include: Management Risk and Market Risk.

Sovereign Debt

A sovereign debtor's willingness or ability to repay principal and pay interest in a timely manner may be affected by a variety of factors, including its cash flow situation, the extent of its reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor's policy toward international lenders, and the political constraints to which a sovereign debtor may be subject. (See also Foreign Securities.)

With respect to sovereign debt of emerging market issuers, investors should be aware that certain emerging market countries are among the largest debtors to commercial banks and foreign governments. At times, certain emerging market countries have declared moratoria on the payment of principal and interest on external debt.

Certain emerging market countries have experienced difficulty in servicing their sovereign debt on a timely basis that led to defaults and the restructuring of certain indebtedness.

Sovereign debt includes Brady Bonds, which are securities issued under the framework of the Brady Plan, an initiative announced by former U.S. Treasury Secretary Nicholas F. Brady in 1989 as a mechanism for debtor nations to restructure their outstanding external commercial bank indebtedness.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with sovereign debt include: Credit Risk, Foreign/Emerging Markets Risk, and Management Risk.

Structured Products

Structured products are over-the-counter financial instruments created specifically to meet the needs of one or a small number of investors. The instrument may consist of a warrant, an option, or a forward contract embedded in a note or any of a wide variety of debt, equity, and/or currency combinations. Risks of structured products include the inability to close such instruments, rapid changes in the market, and defaults by other parties. (See also Derivative Instruments.)

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20   --   AXP INVESTMENT SERIES, INC. -- AXP MUTUAL

Although one or more of the other risks described in this SAI may apply, the largest risks associated with structured products include: Credit Risk, Liquidity Risk, and Management Risk.


Swap Agreements

Swap agreements obligate one party to make payments to the other party based on the change in the market value of an index or other asset. In return, the other party agrees to make payments to the first party based on the return of another index or asset. Swap agreements entail the risk that a party will default on its payment obligations.

Interest Rate Swaps. Interest rate swap agreements are used to obtain or preserve a desired return or spread at a lower cost than through a direct investment in an instrument that yields the desired return or spread. Swaps also may protect against changes in the price of securities that an investor anticipates buying or selling at a later date. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to several years. In a standard interest rate swap transaction, two parties agree to exchange their respective commitments to pay fixed or floating rates on a predetermined notional amount. The swap agreement notional amount is the predetermined basis for calculating the obligations that the swap counterparties have agreed to exchange. Under most swap agreements, the obligations of the parties are exchanged on a net basis. The two payment streams are netted out, with each party receiving or paying, as the case may be, only the net amount of the two payments.

Swap agreements are usually entered into at a zero net market value of the swap agreement commitments. The market values of the underlying commitments will change over time resulting in one of the commitments being worth more than the other and the net market value creating a risk exposure for one counterparty to the other.

Swap agreements may include embedded interest rate caps, floor and collars. In interest rate cap transactions, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or cap. Interest rate floor transactions require one party, in exchange for a premium to agree to make payments to the other to the extent that interest rates fall below a specified level, or floor. In interest rate collar transactions, one party sells a cap and purchases a floor, or vice versa, in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels or collar amounts.

Swap agreements are traded in the over-the-counter market and may be considered to be illiquid. The Fund will enter into interest rate swap agreements only if the claims-paying ability of the other party or its guarantor is considered to be investment grade by the Advisor. Generally, the unsecured senior debt or the claims-paying ability of the other party or its guarantor must be rated in one of the three highest rating categories of at least one NRSRO at the time of entering into the transaction. If there is a default by the other party to such a transaction, the Fund will have to rely on its contractual remedies (which may be limited by bankruptcy, insolvency or similar laws) pursuant to the agreements related to the transaction. In certain circumstances, the Fund may seek to minimize counterparty risk by requiring the counterparty to post collateral.

Currency Swaps. Currency swaps are similar to interest rate swaps, except that they involve currencies instead of interest rates.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with swaps include: Liquidity Risk, Credit Risk and Correlation Risk.


Variable- or Floating-Rate Securities

The Fund may invest in securities that offer a variable- or floating-rate of interest. Variable-rate securities provide for automatic establishment of a new interest rate at fixed intervals (e.g., daily, monthly, semiannually, etc.). Floating-rate securities generally provide for automatic adjustment of the interest rate whenever some specified interest rate index changes.

Variable- or floating-rate securities frequently include a demand feature enabling the holder to sell the securities to the issuer at par. In many cases, the demand feature can be exercised at any time. Some securities that do not have variable or floating interest rates may be accompanied by puts producing similar results and price characteristics.

Variable-rate demand notes include master demand notes that are obligations that permit the Fund to invest fluctuating amounts, which may change daily without penalty, pursuant to direct arrangements between the Fund as lender, and the borrower. The interest rates on these notes fluctuate from time to time. The issuer of such obligations normally has a corresponding right, after a given period, to prepay in its discretion the outstanding principal amount of the obligations plus accrued interest upon a specified number of days' notice to the holders of such obligations. Because these obligations are direct lending arrangements between the lender and borrower, it is not contemplated that such instruments generally will be traded. There generally is not an established secondary market for these obligations. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, the Fund's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. Such obligations frequently are not rated by credit rating agencies and may involve heightened risk of default by the issuer.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with variable- or floating-rate securities include:
Credit Risk and Management Risk.

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21   --   AXP INVESTMENT SERIES, INC. -- AXP MUTUAL

Warrants

Warrants are securities giving the holder the right, but not the obligation, to buy the stock of an issuer at a given price (generally higher than the value of the stock at the time of issuance) during a specified period or perpetually. Warrants may be acquired separately or in connection with the acquisition of securities. Warrants do not carry with them the right to dividends or voting rights and they do not represent any rights in the assets of the issuer. Warrants may be considered to have more speculative characteristics than certain other types of investments. In addition, the value of a warrant does not necessarily change with the value of the underlying securities, and a warrant ceases to have value if it is not exercised prior to its expiration date.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with warrants include: Management Risk and Market Risk.

When-Issued Securities and Forward Commitments

When-issued securities and forward commitments involve a commitment to purchase or sell specific securities at a predetermined price or yield in which payment and delivery take place after the customary settlement period for that type of security. Normally, the settlement date occurs within 45 days of the purchase although in some cases settlement may take longer. The investor does not pay for the securities or receive dividends or interest on them until the contractual settlement date. Such instruments involve the risk of loss if the value of the security to be purchased declines prior to the settlement date and the risk that the security will not be issued as anticipated. If the security is not issued as anticipated, the Fund may lose the opportunity to obtain a price and yield considered to be advantageous.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with when-issued securities and forward commitments include: Credit Risk and Management Risk.

Zero-Coupon, Step-Coupon, and Pay-in-Kind Securities

These securities are debt obligations that do not make regular cash interest payments (see also Debt Obligations). Zero-coupon and step-coupon securities are sold at a deep discount to their face value because they do not pay interest until maturity. Pay-in-kind securities pay interest through the issuance of additional securities. Because these securities do not pay current cash income, the price of these securities can be extremely volatile when interest rates fluctuate. See the appendix for a discussion of securities ratings.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with zero-coupon, step-coupon, and pay-in-kind securities include: Credit Risk, Interest Rate Risk, and Management Risk.


The Fund cannot issue senior securities but this does not prohibit certain investment activities for which assets of the Fund are set aside, or margin, collateral or escrow arrangements are established, to cover the related obligations. Examples of those activities include borrowing money, delayed-delivery and when-issued securities transactions, and contracts to buy or sell options, derivatives, and hedging instruments.


Security Transactions

Subject to policies set by the board, AEFC is authorized to determine, consistent with the Fund's investment goal and policies, which securities will be purchased, held, or sold. The description of policies and procedures in this section also applies to any Fund subadviser. In determining where the buy and sell orders are to be placed, AEFC has been directed to use its best efforts to obtain the best available price and the most favorable execution except where otherwise authorized by the board. In selecting broker-dealers to execute transactions, AEFC may consider the price of the security, including commission or mark-up, the size and difficulty of the order, the reliability, integrity, financial soundness, and general operation and execution capabilities of the broker, the broker's expertise in particular markets, and research services provided by the broker.

The Fund, AEFC, any subadviser and American Express Financial Advisors Inc. (the Distributor) each have a strict Code of Ethics that prohibits affiliated personnel from engaging in personal investment activities that compete with or attempt to take advantage of planned portfolio transactions for the Fund.

The Fund's securities may be traded on a principal rather than an agency basis. In other words, AEFC will trade directly with the issuer or with a dealer who buys or sells for its own account, rather than acting on behalf of another client. AEFC does not pay the dealer commissions. Instead, the dealer's profit, if any, is the difference, or spread, between the dealer's purchase and sale price for the security.

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22   --   AXP INVESTMENT SERIES, INC. -- AXP MUTUAL

On occasion, it may be desirable to compensate a broker for research services or for brokerage services by paying a commission that might not otherwise be charged or a commission in excess of the amount another broker might charge. The board has adopted a policy authorizing AEFC to do so to the extent authorized by law, if AEFC determines, in good faith, that such commission is reasonable in relation to the value of the brokerage or research services provided by a broker or dealer, viewed either in the light of that transaction or AEFC's overall responsibilities with respect to the Fund and the other American Express mutual funds for which it acts as investment manager.

Research provided by brokers supplements AEFC's own research activities. Such services include economic data on, and analysis of, U.S. and foreign economies; information on specific industries; information about specific companies, including earnings estimates; purchase recommendations for stocks and bonds; portfolio strategy services; political, economic, business, and industry trend assessments; historical statistical information; market data services providing information on specific issues and prices; and technical analysis of various aspects of the securities markets, including technical charts. Research services may take the form of written reports, computer software, or personal contact by telephone or at seminars or other meetings. AEFC has obtained, and in the future may obtain, computer hardware from brokers, including but not limited to personal computers that will be used exclusively for investment decision-making purposes, which include the research, portfolio management, and trading functions and other services to the extent permitted under an interpretation by the SEC.

When paying a commission that might not otherwise be charged or a commission in excess of the amount another broker might charge, AEFC must follow procedures authorized by the board. To date, three procedures have been authorized. One procedure permits AEFC to direct an order to buy or sell a security traded on a national securities exchange to a specific broker for research services it has provided. The second procedure permits AEFC, in order to obtain research, to direct an order on an agency basis to buy or sell a security traded in the over-the-counter market to a firm that does not make a market in that security. The commission paid generally includes compensation for research services. The third procedure permits AEFC, in order to obtain research and brokerage services, to cause the Fund to pay a commission in excess of the amount another broker might have charged. AEFC has advised the Fund that it is necessary to do business with a number of brokerage firms on a continuing basis to obtain such services as the handling of large orders, the willingness of a broker to risk its own money by taking a position in a security, and the specialized handling of a particular group of securities that only certain brokers may be able to offer. As a result of this arrangement, some portfolio transactions may not be effected at the lowest commission, but AEFC believes it may obtain better overall execution. AEFC has represented that under all three procedures the amount of commission paid will be reasonable and competitive in relation to the value of the brokerage services performed or research provided.

All other transactions will be placed on the basis of obtaining the best available price and the most favorable execution. In so doing, if in the professional opinion of the person responsible for selecting the broker or dealer, several firms can execute the transaction on the same basis, consideration will be given by such person to those firms offering research services. Such services may be used by AEFC in providing advice to all American Express mutual funds even though it is not possible to relate the benefits to any particular fund.

Each investment decision made for the Fund is made independently from any decision made for another portfolio, fund, or other account advised by AEFC or any of its subsidiaries. When the Fund buys or sells the same security as another portfolio, fund, or account, AEFC carries out the purchase or sale in a way the Fund agrees in advance is fair. Although sharing in large transactions may adversely affect the price or volume purchased or sold by the Fund, the Fund hopes to gain an overall advantage in execution. On occasion, the Fund may purchase and sell a security simultaneously in order to profit from short-term price disparities.

On a periodic basis, AEFC makes a comprehensive review of the broker-dealers and the overall reasonableness of their commissions. The review evaluates execution, operational efficiency, and research services.


The Fund paid total brokerage commissions of $2,778,748 for fiscal year ended Sept. 30, 2003, $8,761,286 for fiscal year 2002, and $4,897,837 for fiscal year
2001. Substantially all firms through whom transactions were executed provide research services.

In fiscal year 2003, transactions amounting to $37,130,576, on which $79,724 in commissions were imputed or paid, were specifically directed to firms in exchange for research services.

No transactions were directed to brokers because of research services they provided to the Fund except for the affiliates as noted below.



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23   --   AXP INVESTMENT SERIES, INC. -- AXP MUTUAL

As of the end of the most recent fiscal year, the Fund held securities of its regular brokers or dealers or of the parent of those brokers or dealers that derived more than 15% of gross revenue from securities-related activities as presented below:


                                                    Value of securities
Name of issuer                                  owned at end of fiscal year
Bear Stearns Commercial Mtge Securities              $  2,539,219
Citigroup                                              56,004,802
Credit Suisse First Boston USA                            897,903
FleetBoston Financial                                   9,379,665
Fleet National Bank                                       397,894
Goldman Sachs Group                                     1,267,778
J.P. Morgan Chase                                      15,980,615
LaBranche                                                  96,050
Lehman Brothers Holdings                                  851,760
Merrill Lynch                                             713,807
Merrill Lynch & Co                                     12,317,253
Morgan Stanley                                         15,676,326
Morgan Stanley Capital 1                                3,537,668
Morgan Stanley, Dean Witter Capital 1                   1,651,709
PNC Financial Services Group                            7,089,420

The portfolio turnover rate was 130% in the most recent fiscal year, and 267% in the year before. Higher turnover rates may result in higher brokerage expenses and taxes.

Brokerage Commissions Paid to Brokers Affiliated with American Express Financial Corporation


Affiliates of American Express Company (of which AEFC is a wholly-owned subsidiary) may engage in brokerage and other securities transactions on behalf of the Fund according to procedures adopted by the board and to the extent consistent with applicable provisions of the federal securities laws. Subject to approval by the board, the same conditions apply to transactions with broker-dealer affiliates of any subadviser. AEFC will use an American Express affiliate only if (i) AEFC determines that the Fund will receive prices and executions at least as favorable as those offered by qualified independent brokers performing similar brokerage and other services for the Fund and (ii) the affiliate charges the Fund commission rates consistent with those the affiliate charges comparable unaffiliated customers in similar transactions and if such use is consistent with terms of the Investment Management Services Agreement.


Information about brokerage commissions paid by the Fund for the last three fiscal years to brokers affiliated with AEFC is contained in the following table:

As of the end of fiscal year                                  2003                               2002               2001
                                                                            Percent of
                                                                         aggregate dollar
                                                                             amount of
                                        Aggregate dollar   Percent of      transactions    Aggregate dollar   Aggregate dollar
                                            amount of       aggregate        involving         amount of          amount of
                        Nature of          commissions      brokerage       payment of        commissions        commissions
Broker                  affiliation      paid to broker    commissions      commissions     paid to broker     paid to broker
American Enterprise     Wholly-owned        $82,086*          2.95%            3.72%           $209,163*          $243,507*
Investment              subsidiary of
Services Inc.           AEFC


* Represents brokerage clearing fees.

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24   --   AXP INVESTMENT SERIES, INC. -- AXP MUTUAL

Valuing Fund Shares

As of the end of the most recent fiscal year, the computation looked like this:


                         Net assets                           Shares outstanding                  Net asset value of one share
Class A              $1,124,545,046        divided by            132,833,749           equals                   $8.47
Class B                 138,734,531                               16,501,515                                     8.41
Class C                   2,256,065                                  268,226                                     8.41
Class Y                 295,110,564                               34,864,626                                     8.46


In determining net assets before shareholder transactions, the Fund's securities are valued as follows as of the close of business of the New York Stock Exchange (the Exchange):

o Securities traded on a securities exchange for which a last-quoted sales price is readily available are valued at the last-quoted sales price on the exchange where such security is primarily traded.

o Securities traded on a securities exchange for which a last-quoted sales price is not readily available are valued at the mean of the closing bid and asked prices, looking first to the bid and asked prices on the exchange where the security is primarily traded and, if none exist, to the over-the-counter market.

o Securities included in the NASDAQ National Market System are valued at the last-quoted sales price in this market.

o Securities included in the NASDAQ National Market System for which a last-quoted sales price is not readily available, and other securities traded over-the-counter but not included in the NASDAQ National Market System are valued at the mean of the closing bid and asked prices.

o Futures and options traded on major exchanges are valued at the last-quoted sales price on their primary exchange.

o Foreign securities traded outside the United States are generally valued as of the time their trading is complete, which is usually different from the close of the Exchange. Foreign securities quoted in foreign currencies are translated into U.S. dollars at the current rate of exchange.


o Occasionally, events affecting the value of securities occur between the time the primary market on which the securities are traded closes and the close of the Exchange. If events materially affect the value of securities, the securities will be valued at their fair value according to procedures decided upon in good faith by the board. This occurs most commonly with foreign securities, but may occur in other cases. The fair value of a security is likely to be different from the quoted or published price.


o Short-term securities maturing more than 60 days from the valuation date are valued at the readily available market price or approximate market value based on current interest rates. Short-term securities maturing in 60 days or less that originally had maturities of more than 60 days at acquisition date are valued at amortized cost using the market value on the 61st day before maturity. Short-term securities maturing in 60 days or less at acquisition date are valued at amortized cost. Amortized cost is an approximation of market value determined by systematically increasing the carrying value of a security if acquired at a discount, or reducing the carrying value if acquired at a premium, so that the carrying value is equal to maturity value on the maturity date.

o Securities without a readily available market price and other assets are valued at fair value as determined in good faith by the board. The board is responsible for selecting methods it believes provide fair value. When possible, bonds are valued by a pricing service independent from the Fund. If a valuation of a bond is not available from a pricing service, the bond will be valued by a dealer knowledgeable about the bond if such a dealer is available.

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25   --   AXP INVESTMENT SERIES, INC. -- AXP MUTUAL

Proxy Voting

GENERAL GUIDELINES

The Fund upholds a long tradition of sound and principled corporate governance. For approximately 30 years, the Board of Directors, which consists of a majority of independent directors, has voted proxies. General guidelines are:

o Corporate governance matters -- The board supports proxy proposals that require changes or encourage decisions that have been shown to add shareholder value over time and votes against proxy proposals that entrench management.

o Changes in capital structure -- The board votes for amendments to corporate documents that strengthen the financial condition of a business.

o Stock option plans and other management compensation issues -- The board expects thoughtful consideration to be given by a company's management to developing a balanced compensation structure providing competitive current income with long-term employee incentives directly tied to the interest of shareholders and votes against proxy proposals that dilute shareholder value excessively.

o Social and corporate policy issues -- The board believes that proxy proposals should address the business interests of the corporation.

Each proposal is viewed in light of the circumstances of the company submitting the proposal.

POLICY AND PROCEDURES

The policy of the board is to vote all proxies of the companies in which the Fund holds investments, ensuring there are no conflicts between interests of Fund shareholders and those of the Fund's investment manager, AEFC.

The recommendation of the management of a company as set out in the company's proxy statement is considered. In each instance in which the Fund votes against the recommendation, the board sends a letter to senior management of the company explaining the basis for its vote. This has permitted both the company's management and the Fund's board to gain better insight into issues presented by proxy proposals. In the case of foreign corporations, proxies of companies located in some countries may not be voted due to requirements of locking up the voting shares and when time constraints prohibit the processing of proxies.

From time to time a proxy proposal is presented that has not been previously considered by the board or that AEFC recommends be voted different from the votes cast for similar proposals. In making recommendations to the board about voting on a proposal, AEFC relies on its own investment personnel and information obtained from outside resources, including Institutional Shareholder Services (ISS). AEFC makes the recommendation in writing. The process established by the board to vote proxies requires that either board members or officers who are independent from AEFC consider the recommendation and decide how to vote the proxy proposal.

PROXY VOTING RECORD

The proxy voting record will be made available on a quarterly basis after the end of the quarter for all companies whose shareholders meetings were completed during the quarter. The information is on a website maintained by ISS and can be accessed through the American Express Company's web page, www.americanexpress.com beginning Jan. 1, 2004. For anyone seeking information on how the Fund voted all proxies during a year, the information can be obtained after Aug. 1, 2004 without cost:

o    On the ISS website www.americanexpress.com/funds

o On a web site maintained by the Securities and Exchange Commission, www.sec.gov

o    By calling the Fund's administrator, Board Services Corporation, collect at
     (612) 330-9283.


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26   --   AXP INVESTMENT SERIES, INC. -- AXP MUTUAL

Investing in the Fund

SALES CHARGE

Investors should understand that the purpose and function of the initial sales charge and distribution fee for Class A shares is the same as the purpose and function of the CDSC and distribution fee for Class B and Class C shares. The sales charges and distribution fees applicable to each class pay for the distribution of shares of the Fund.


Shares of the Fund are sold at the public offering price. The public offering price is the NAV of one share adjusted for the sales charge for Class A. For Class B, Class C and Class Y, there is no initial sales charge so the public offering price is the same as the NAV. Using the sales charge schedule in the table below, for Class A, the public offering price for an investment of less than $50,000, made on the last day of the most recent fiscal year, was determined by dividing the NAV of one share, $8.47, by 0.9425 (1.00 - 0.0575) for a maximum 5.75% sales charge for a public offering price of $8.99. The sales charge is paid to the Distributor by the person buying the shares.


Class A -- Calculation of the Sales Charge

Sales charges are determined as follows:


                                        Sales charge as a percentage of:
Total market value             Public offering price         Net amount invested
Up to $49,999                          5.75%                         6.10%
$50,000-$99,999                        4.75                          4.99
$100,000-$249,999                      3.50                          3.63
$250,000-$499,999                      2.50                          2.56
$500,000-$999,999                      2.00                          2.04
$1,000,000 or more                     0.00                          0.00


The initial sales charge is waived for certain qualified plans. Participants in these qualified plans may be subject to a deferred sales charge on certain redemptions. The Fund will waive the deferred sales charge on certain redemptions if the redemption is a result of a participant's death, disability, retirement, attaining age 59 1/2, loans, or hardship withdrawals. The deferred sales charge varies depending on the number of participants in the qualified plan and total plan assets as follows:

Deferred Sales Charge

                                             Number of participants
Total plan assets                      1-99                       100 or more
Less than $1 million                    4%                            0%
$1 million or more                      0%                            0%

Class A -- Reducing the Sales Charge

The market value of your investments in the Fund determines your sales charge. For example, suppose you have made an investment that now has a value of $20,000 and you later decide to invest $40,000 more. The value of your investments would be $60,000. As a result, your $40,000 investment qualifies for the lower 4.75% sales charge that applies to investments of more than $50,000 and up to $100,000. If you qualify for a reduced sales charge and purchase shares through different channels (for example, in a brokerage account and also directly from the Fund), you must inform the Distributor of your total holdings when placing any purchase orders.

Class A -- Letter of Intent (LOI)


If you intend to invest more than $50,000 over a period of time, you can reduce the sales charge in Class A by filing a LOI and committing to invest a certain amount. The agreement can start at any time and you will have up to 13 months to fulfill your commitment. The LOI start date can be backdated by up to 90 days. Your holdings in American Express mutual funds acquired more than 90 days before receipt of your signed LOI in the corporate office will not be counted towards the completion of the LOI. Your investments will be charged the sales charge that applies to the amount you have committed to invest. Five percent of the commitment amount will be placed in escrow. If your commitment amount is reached within the 13-month period, the LOI will end and the shares will be released from escrow. Once the LOI has ended, future sales charges will be determined by the total value of the new investment combined with the market value of the existing American Express mutual fund investments. If you do not invest the commitment amount by the end of the 13 months, the remaining unpaid sales charge will be redeemed from the escrowed shares and the remaining balance released from escrow. The commitment amount does not include purchases in any class of


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27   --   AXP INVESTMENT SERIES, INC. -- AXP MUTUAL

American Express mutual funds other than Class A; purchases in American Express mutual funds held within a wrap product; and purchases of AXP Cash Management Fund and AXP Tax-Free Money Fund unless they are subsequently exchanged to Class A shares of an American Express mutual fund within the 13 month period. A LOI is not an option (absolute right) to buy shares. If you purchase shares through different channels, for example, in a brokerage account or through a third party, you must inform the Distributor about the LOI when placing any purchase orders during the period of the LOI.


Class Y Shares

Class Y shares are offered to certain institutional investors. Class Y shares are sold without a front-end sales charge or a CDSC and are not subject to a distribution fee. The following investors are eligible to purchase Class Y shares:

o    Qualified employee benefit plans* if the plan:

     o uses a daily transfer recordkeeping service offering participants daily access to American Express mutual funds and has

         o    at least $10 million in plan assets or

         o    500 or more participants; or

     o   does not use daily transfer recordkeeping and has

         o at least $3 million invested in American Express mutual funds or

         o    500 or more participants.

o Trust companies or similar institutions, and charitable organizations that meet the definition in Section 501(c)(3) of the Internal Revenue Code.* These institutions must have at least $10 million in American Express mutual funds.

o Nonqualified deferred compensation plans* whose participants are included in a qualified employee benefit plan described above.
o State sponsored college savings plans established under Section 529 of the Internal Revenue Code.

* Eligibility must be determined in advance. To do so, contact your financial advisor.

SYSTEMATIC INVESTMENT PROGRAMS


You decide how often to make payments -- monthly, quarterly, or semiannually. Provided your account meets the minimum balance requirement, you are not obligated to make any payments. You can omit payments or discontinue the investment program altogether. The Fund also can change the program or end it at any time.


AUTOMATIC DIRECTED DIVIDENDS

Dividends, including capital gain distributions, paid by another American Express mutual fund may be used to automatically purchase shares in the same class of this Fund. Dividends may be directed to existing accounts only. Dividends declared by a fund are exchanged to this Fund the following day. Dividends can be exchanged into the same class of another American Express mutual fund but cannot be split to make purchases in two or more funds. Automatic directed dividends are available between accounts of any ownership except:

o Between a non-custodial account and an IRA, or 401(k) plan account or other qualified retirement account of which American Express Trust Company acts as custodian;

o Between two American Express Trust Company custodial accounts with different owners (for example, you may not exchange dividends from your IRA to the IRA of your spouse); and

o Between different kinds of custodial accounts with the same ownership (for example, you may not exchange dividends from your IRA to your 401(k) plan account, although you may exchange dividends from one IRA to another IRA).

Dividends may be directed from accounts established under the Uniform Gifts to Minors Act (UGMA) or Uniform Transfers to Minors Act (UTMA) only into other UGMA or UTMA accounts with identical ownership.

The Fund's investment goal is described in its prospectus along with other information, including fees and expense ratios. Before exchanging dividends into another fund, you should read that fund's prospectus. You will receive a confirmation that the automatic directed dividend service has been set up for your account.

REJECTION OF BUSINESS

The Fund or AECSC reserves the right to reject any business, in its sole discretion.

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28   --   AXP INVESTMENT SERIES, INC. -- AXP MUTUAL

Selling Shares

You have a right to sell your shares at any time. For an explanation of sales procedures, please see the prospectus.

During an emergency, the board can suspend the computation of NAV, stop accepting payments for purchase of shares, or suspend the duty of the Fund to redeem shares for more than seven days. Such emergency situations would occur if:

o The Exchange closes for reasons other than the usual weekend and holiday closings or trading on the Exchange is restricted, or

o Disposal of the Fund's securities is not reasonably practicable or it is not reasonably practicable for the Fund to determine the fair value of its net assets, or

o The SEC, under the provisions of the 1940 Act, declares a period of emergency to exist.

Should the Fund stop selling shares, the board may make a deduction from the value of the assets held by the Fund to cover the cost of future liquidations of the assets so as to distribute fairly these costs among all shareholders.

The Fund has elected to be governed by Rule 18f-1 under the 1940 Act, which obligates the Fund to redeem shares in cash, with respect to any one shareholder during any 90-day period, up to the lesser of $250,000 or 1% of the net assets of the Fund at the beginning of the period. Although redemptions in excess of this limitation would normally be paid in cash, the Fund reserves the right to make these payments in whole or in part in securities or other assets in case of an emergency, or if the payment of a redemption in cash would be detrimental to the existing shareholders of the Fund as determined by the board. In these circumstances, the securities distributed would be valued as set forth in this SAI. Should the Fund distribute securities, a shareholder may incur brokerage fees or other transaction costs in converting the securities to cash.

Pay-out Plans

You can use any of several pay-out plans to redeem your investment in regular installments. If you redeem shares, you may be subject to a contingent deferred sales charge as discussed in the prospectus. While the plans differ on how the pay-out is figured, they all are based on the redemption of your investment. Net investment income dividends and any capital gain distributions will automatically be reinvested, unless you elect to receive them in cash. If you are redeeming a tax-qualified plan account for which American Express Trust Company acts as custodian, you can elect to receive your dividends and other distributions in cash when permitted by law. If you redeem an IRA or a qualified retirement account, certain restrictions, federal tax penalties, and special federal income tax reporting requirements may apply. You should consult your tax advisor about this complex area of the tax law.

Applications for a systematic investment in a class of the Fund subject to a sales charge normally will not be accepted while a pay-out plan for any of those funds is in effect. Occasional investments, however, may be accepted.


To start any of these plans, please consult your selling agent or write American Express Client Service Corporation, 70100 AXP Financial Center, Minneapolis, MN 55474, or call (800) 437-3133. Your authorization must be received at least five days before the date you want your payments to begin. Payments will be made on a monthly, bimonthly, quarterly, semiannual, or annual basis. Your choice is effective until you change or cancel it.


The following pay-out plans are designed to take care of the needs of most shareholders in a way AEFC can handle efficiently and at a reasonable cost. If you need a more irregular schedule of payments, it may be necessary for you to make a series of individual redemptions, in which case you will have to send in a separate redemption request for each pay-out. The Fund reserves the right to change or stop any pay-out plan and to stop making such plans available.

Plan #1: Pay-out for a fixed period of time

If you choose this plan, a varying number of shares will be redeemed at regular intervals during the time period you choose. This plan is designed to end in complete redemption of all shares in your account by the end of the fixed period.

Plan #2: Redemption of a fixed number of shares

If you choose this plan, a fixed number of shares will be redeemed for each payment and that amount will be sent to you. The length of time these payments continue is based on the number of shares in your account.

Plan #3: Redemption of a fixed dollar amount

If you decide on a fixed dollar amount, whatever number of shares is necessary to make the payment will be redeemed in regular installments until the account is closed.

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29   --   AXP INVESTMENT SERIES, INC. -- AXP MUTUAL

Plan #4: Redemption of a percentage of net asset value


Payments are made based on a fixed percentage of the net asset value of the shares in the account computed on the day of each payment. Percentages range from 0.25% to 0.75%. For example, if you are on this plan and arrange to take 0.5% each month, you will get $100 if the value of your account is $20,000 on the payment date.

Capital Loss Carryover

For federal income tax purposes, the Fund had total capital loss carryovers of $950,487,981 at the end of the most recent fiscal year, that if not offset by subsequent capital gains will expire as follows:

               2009               2010             2011              2012
            $15,302,375       $494,252,075     $368,676,980       $72,256,551

It is unlikely that the board will authorize a distribution of any net realized capital gains until the available capital loss carryover has been offset or has expired except as required by Internal Revenue Service rules.


Taxes

For tax purposes, an exchange is considered a sale and purchase, and may result in a gain or loss. A sale is a taxable transaction. If you sell shares for less than their cost, the difference is a capital loss. If you sell shares for more than their cost, the difference is a capital gain. Your gain may be short term (for shares held for one year or less) or long term (for shares held more than one year).

If you buy Class A shares and within 91 days exchange into another fund, you may not include the sales charge in your calculation of tax gain or loss on the sale of the first fund you purchased. The sales charge may be included in the calculation of your tax gain or loss on a subsequent sale of the second fund you purchased.

For example


You purchase 100 shares of one fund having a public offering price of $10.00 per share. With a sales load of 5.75%, you pay $57.50 in sales load. With a NAV of $9.425 per share, the value of your investment is $942.50. Within 91 days of purchasing that fund, you decide to exchange out of that fund, now at a NAV of $11.00 per share, up from the original NAV of $9.425, and purchase into a second fund, at a NAV of $15.00 per share. The value of your investment is now $1,100.00 ($11.00 x 100 shares). You cannot use the $57.50 paid as a sales load when calculating your tax gain or loss in the sale of the first fund shares. So instead of having a $100.00 gain ($1,100.00 - $1,000.00), you have a $157.50 gain ($1,100.00 - $942.50). You can include the $57.50 sales load in the calculation of your tax gain or loss when you sell shares in the second fund.

If you have a nonqualified investment in the Fund and you wish to move part or all of those shares to an IRA or qualified retirement account in the Fund, you can do so without paying a sales charge. However, this type of exchange is considered a redemption of shares and may result in a gain or loss for tax purposes. In addition, this type of exchange may result in an excess contribution under IRA or qualified plan regulations if the amount exchanged exceeds annual contribution limitations. You should consult your tax advisor for further details about this complex subject.

Net investment income dividends received should be treated as dividend income for federal income tax purposes. Corporate shareholders are generally entitled to a deduction equal to 70% of that portion of the Fund's dividend that is attributable to dividends the Fund received from domestic (U.S.) securities. For the most recent fiscal year, 64.67% of the Fund's net investment income dividends qualified for the corporate deduction.

Under provisions of the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the Act), the maximum tax paid on dividends by individuals is reduced to 15% (5% for taxpayers in the 10% and 15% brackets) for tax years 2003 through 2008. The Act also reduces the maximum capital gain rate for securities sold on or after May 6, 2003 through 2008 from 20% to 15% (5% for taxpayers in the 10% and 15% brackets).

The Act provides that only certain qualified dividend income (QDI) will be subject to the 15% and 5% tax rates. QDI is dividends earned from domestic corporations and qualified foreign corporations. Qualified foreign corporations are corporations incorporated in a U.S. possession, corporations whose stock is readily tradable on an established U.S. securities market (ADRs), and certain other corporations eligible for relief under an income tax treaty with the U.S. that includes an exchange of information agreement (except Barbados). Excluded are passive foreign investment companies (PFICs), foreign investment companies and foreign personal holding companies. Holding periods for shares must also be met to be eligible for QDI treatment (60 days for stock and 90 days for preferreds). The QDI for individuals for the most recent fiscal year was 69.67%.


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30   --   AXP INVESTMENT SERIES, INC. -- AXP MUTUAL

The Fund may be subject to U.S. taxes resulting from holdings in a passive foreign investment company (PFIC). A foreign corporation is a PFIC when 75% or more of its gross income for the taxable year is passive income or 50% or more of the average value of its assets consists of assets that produce or could produce passive income.

Income earned by the Fund may have had foreign taxes imposed and withheld on it in foreign countries. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes. If more than 50% of the Fund's total assets at the close of its fiscal year consists of securities of foreign corporations, the Fund will be eligible to file an election with the Internal Revenue Service under which shareholders of the Fund would be required to include their pro rata portions of foreign taxes withheld by foreign countries as gross income in their federal income tax returns. These pro rata portions of foreign taxes withheld may be taken as a credit or deduction in computing the shareholders' federal income taxes. If the election is filed, the Fund will report to its shareholders the per share amount of such foreign taxes withheld and the amount of foreign tax credit or deduction available for federal income tax purposes.


Capital gain distributions, if any, received by shareholders should be treated as long-term capital gains regardless of how long shareholders owned their shares. Short-term capital gains earned by the Fund are paid to shareholders as part of their ordinary income dividend and are taxable. Special rates on capital gains may apply to sales of precious metals, if any, owned directly by the Fund and to investments in REITs.


Under the Internal Revenue Code of 1986 (the Code), gains or losses attributable to fluctuations in exchange rates that occur between the time the Fund accrues interest or other receivables, or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities generally are treated as ordinary income or ordinary loss. Similarly, gains or losses on disposition of debt securities denominated in a foreign currency attributable to fluctuations in the value of the foreign currency between the date of acquisition of the security and the date of disposition also are treated as ordinary gains or losses. These gains or losses, referred to under the Code as "section 988" gains or losses, may increase or decrease the amount of the Fund's investment company taxable income to be distributed to its shareholders as ordinary income.

Under federal tax law, by the end of a calendar year the Fund must declare and pay dividends representing 98% of ordinary income for that calendar year and 98% of net capital gains (both long-term and short-term) for the 12-month period ending Oct. 31 of that calendar year. The Fund is subject to an excise tax equal to 4% of the excess, if any, of the amount required to be distributed over the amount actually distributed. The Fund intends to comply with federal tax law and avoid any excise tax.

The Internal Revenue Code imposes two asset diversification rules that apply to the Fund as of the close of each quarter. First, as to 50% of its holdings, the Fund may hold no more than 5% of its assets in securities of one issuer and no more than 10% of any one issuer's outstanding voting securities. Second, the Fund cannot have more than 25% of its assets in any one issuer.

For purposes of the excise tax distributions, "section 988" ordinary gains and losses are distributable based on an Oct. 31 year end. This is an exception to the general rule that ordinary income is paid based on a calendar year end.


If a mutual fund is the holder of record of any share of stock on the record date for any dividend payable with respect to the stock, the dividend will be included in gross income by the Fund as of the later of (1) the date the share became ex-dividend or (2) the date the Fund acquired the share. Because the dividends on some foreign equity investments may be received some time after the stock goes ex-dividend, and in certain rare cases may never be received by the Fund, this rule may cause the Fund to pay income to its shareholders that it has not actually received. To the extent that the dividend is never received, the Fund will take a loss at the time that a determination is made that the dividend will not be received. Distributions, if any, that are in excess of the Fund's current or accumulated earnings and profits will first reduce a shareholder's tax basis in the Fund and, after the basis is reduced to zero, will generally result in capital gains to a shareholder when the shares are sold.


This is a brief summary that relates to federal income taxation only. Shareholders should consult their tax advisor as to the application of federal, state, and local income tax laws to Fund distributions.

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31   --   AXP INVESTMENT SERIES, INC. -- AXP MUTUAL

Agreements

INVESTMENT MANAGEMENT SERVICES AGREEMENT

AEFC, a wholly-owned subsidiary of American Express Company, is the investment manager for the Fund. Under the Investment Management Services Agreement, AEFC, subject to the policies set by the board, provides investment management services.

For its services, AEFC is paid a fee based on the following schedule. Each class of the Fund pays its proportionate share of the fee.

Assets (billions)                             Annual rate at each asset level
First    $1.0                                             0.530%
Next      1.0                                             0.505
Next      1.0                                             0.480
Next      3.0                                             0.455
Over      6.0                                             0.430


On the last day of the most recent fiscal year, the daily rate applied to the Fund's net assets was equal to 0.521% on an annual basis. The fee is calculated for each calendar day on the basis of net assets as of the close of the preceding business day.

Before the fee based on the asset charge is paid, it is adjusted for investment performance. The adjustment, determined monthly, will be determined by measuring the percentage difference over a rolling 12-month period between the performance of one Class A share of the Fund and the change in the Lipper Balanced Funds Index (Index). The performance difference is then used to determine the adjustment rate. The adjustment rate, computed to five decimal places, is determined in accordance with the following table:


Performance
difference       Adjustment rate

0.00%-0.50%      0

0.50%-1.00%      6 basis points times the Performance Difference over 0.50%
                 (maximum of 3 basis points if a 1% Performance Difference)

1.00%-2.00%      3 basis points, plus 3 basis points times the Performance
                 Difference over 1.00% (maximum 6 basis points if a 2%
                 Performance Difference)

2.00%-3.00%      6 basis points, plus 2 basis points times the Performance
                 Difference over 2.00% (maximum of 8 basis points if a 3%
                 Performance Difference)

3.00% or more    8 basis points


For example, if the performance difference is 2.38%, the adjustment rate is
0.000676 (0.0006 [6 basis points] plus 0.0038 [the 0.38% performance difference over 2.00%] x 0.0002 [2 basis points] x 100 (0.000076)). Rounded to five decimal places, the adjustment rate is 0.00068. The maximum adjustment rate for the Fund is 0.0008 per year. Where the Fund's Class A performance exceeds that of the Index, the fee paid to AEFC will increase. Where the performance of the Index exceeds the performance of the Fund's Class A shares, the fee paid to AEFC will decrease.

The 12 month comparison period rolls over with each succeeding month, so that it always equals 12 months, ending with the month for which the performance adjustment is being computed. The adjustment decreased the fee by $759,313 for fiscal year 2003.

The management fee is paid monthly. Under the agreement, the total amount paid was $7,434,993 for fiscal year 2003, $9,074,291 for fiscal year 2002, and $12,630,666 for fiscal year 2001.

Under the agreement, the Fund also pays taxes, brokerage commissions and nonadvisory expenses, which include custodian fees; audit and certain legal fees; fidelity bond premiums; registration fees for shares; office expenses; postage of confirmations except purchase confirmations; consultants' fees; compensation of board members, officers and employees; corporate filing fees; organizational expenses; expenses incurred in connection with lending securities; and expenses properly payable by the Fund, approved by the board. Under the agreement, nonadvisory expenses, net of earnings credits, paid by the Fund were $567,687 for fiscal year 2003, $726,098 for fiscal year 2002, and $658,083 for fiscal year 2001.


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32   --   AXP INVESTMENT SERIES, INC. -- AXP MUTUAL

Basis for board approving the investment advisory contract

Based on its work throughout the year and detailed analysis by the Contracts Committee of reports provided by AEFC, the independent board members determined to renew the Investment Management Services Agreement and Subadvisory Agreements (where applicable) based on:

o tangible steps AEFC has taken to improve the competitive ranking and consistency of the investment performance of the Fund, including changes in leadership, portfolio managers, compensation structures, and the implementation of management practices,

o continued commitment to expand the range of investment options that it offers investors, through repositioning existing funds and creating new funds,

o consistent effort to provide a management structure that imposes disciplines that ensure adherence to stated management style and expected risk characteristics,

o additional time needed to evaluate the efficacy of the new AEFC management structure that has produced improved performance results in the short term,

o benefit of economy of scale that results from the graduated fee structure and the reasonableness of fees in light of the fees paid by similar funds in the industry,

o competitive total expenses that are either at or only slightly above the median expenses of a group of comparable funds based on a report prepared by Lipper Inc., and

o    reasonable level of AEFC's profitability from its mutual fund operations.

ADMINISTRATIVE SERVICES AGREEMENT

The Fund has an Administrative Services Agreement with AEFC. Under this agreement, the Fund pays AEFC for providing administration and accounting services. The fee is calculated as follows:

Assets (billions)                             Annual rate at each asset level
First    $1.0                                             0.040%
Next      1.0                                             0.035
Next      1.0                                             0.030
Next      3.0                                             0.025
Over      6.0                                             0.020


On the last day of the most recent fiscal year, the daily rate applied to the Fund's net assets was equal to 0.038% on an annual basis. The fee is calculated for each calendar day on the basis of net assets as of the close of the preceding business day. Under the agreement, the Fund paid fees of $610,513 for fiscal year 2003, $797,157 for fiscal year 2002, and $1,091,114 for fiscal year 2001.


TRANSFER AGENCY AGREEMENT


The Fund has a Transfer Agency Agreement with American Express Client Service Corporation (AECSC). This agreement governs AECSC's responsibility for administering and/or performing transfer agent functions, for acting as service agent in connection with dividend and distribution functions and for performing shareholder account administration agent functions in connection with the issuance, exchange and redemption or repurchase of the Fund's shares. Under the agreement, AECSC will earn a fee from the Fund determined by multiplying the number of shareholder accounts at the end of the day by a rate determined for each class per year and dividing by the number of days in the year. The rate for Class A is $19.50 per year, for Class B is $20.50 per year, for Class C is $20.00 per year and for Class Y is $17.50 per year. In addition, an annual closed-account fee of $5.00 per inactive account may be charged on a pro rata basis from the date the account becomes inactive until the date the account is purged from the transfer agent system, generally within one year. The fees paid to AECSC may be changed by the board without shareholder approval.


DISTRIBUTION AGREEMENT


American Express Financial Advisors Inc. is the Fund's principal underwriter (the Distributor). The Fund's shares are offered on a continuous basis. Under a Distribution Agreement, sales charges deducted for distributing Fund shares are paid to the Distributor daily. These charges amounted to $750,472 for fiscal year 2003. After paying commissions to personal financial advisors, and other expenses, the amount retained was $228,111. The amounts were $906,306 and $397,132 for fiscal year 2002, and $1,522,587 and $594,722 for fiscal year 2001.


Part of the sales charge may be paid to selling dealers who have agreements with the Distributor. The Distributor will retain the balance of the sales charge. At times the entire sales charge may be paid to selling dealers.

--------------------------------------------------------------------------------
33   --   AXP INVESTMENT SERIES, INC. -- AXP MUTUAL

SHAREHOLDER SERVICE AGREEMENT

With respect to Class Y shares, the Fund pays the Distributor a fee for service provided to shareholders by financial advisors and other servicing agents. The fee is calculated at a rate of 0.10% of average daily net assets.

PLAN AND AGREEMENT OF DISTRIBUTION


For Class A, Class B and Class C shares, to help defray the cost of distribution and servicing not covered by the sales charges received under the Distribution Agreement, the Fund and the Distributor entered into a Plan and Agreement of Distribution (Plan) pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, of the type known as a reimbursement plan, the Fund pays a fee up to actual expenses incurred at an annual rate of up to 0.25% of the Fund's average daily net assets attributable to Class A shares and up to 1.00% for Class B and Class C shares. Each class has exclusive voting rights on the Plan as it applies to that class. In addition, because Class B shares convert to Class A shares, Class B shareholders have the right to vote on any material change to expenses charged under the Class A plan.


Expenses covered under this Plan include sales commissions; business, employee and financial advisor expenses charged to distribution of Class A, Class B and Class C shares; and overhead appropriately allocated to the sale of Class A, Class B and Class C shares. These expenses also include costs of providing personal service to shareholders. A substantial portion of the costs are not specifically identified to any one of the American Express mutual funds.


The Plan must be approved annually by the board, including a majority of the disinterested board members, if it is to continue for more than a year. At least quarterly, the board must review written reports concerning the amounts expended under the Plan and the purposes for which such expenditures were made. The Plan and any agreement related to it may be terminated at any time by vote of a majority of board members who are not interested persons of the Fund and have no direct or indirect financial interest in the operation of the Plan or in any agreement related to the Plan, or by vote of a majority of the outstanding voting securities of the relevant class of shares or by the Distributor. The Plan (or any agreement related to it) will terminate in the event of its assignment, as that term is defined in the 1940 Act. The Plan may not be amended to increase the amount to be spent for distribution without shareholder approval, and all material amendments to the Plan must be approved by a majority of the board members, including a majority of the board members who are not interested persons of the Fund and who do not have a financial interest in the operation of the Plan or any agreement related to it. The selection and nomination of disinterested board members is the responsibility of the other disinterested board members. No board member who is not an interested person has any direct or indirect financial interest in the operation of the Plan or any related agreement. For the most recent fiscal year, the Fund paid fees of $2,797,117 for Class A shares, $1,474,654 for Class B shares and $15,519 for Class C shares. The fee is not allocated to any one service (such as advertising, payments to underwriters, or other uses). However, a significant portion of the fee is generally used for sales and promotional expenses.


CUSTODIAN AGREEMENT

The Fund's securities and cash are held by American Express Trust Company, 200 AXP Financial Center, Minneapolis, MN 55474, through a custodian agreement. The custodian is permitted to deposit some or all of its securities in central depository systems as allowed by federal law. For its services, the Fund pays the custodian a maintenance charge and a charge per transaction in addition to reimbursing the custodian's out-of-pocket expenses.


The custodian may enter into a sub-custodian agreement with the Bank of New York, 90 Washington Street, New York, NY 10286. As part of this arrangement, securities purchased outside the United States are maintained in the custody of various foreign branches of Bank of New York or in other financial institutions as permitted by law and by the Fund's sub-custodian agreement.


--------------------------------------------------------------------------------
34   --   AXP INVESTMENT SERIES, INC. -- AXP MUTUAL

Organizational Information

The Fund is an open-end management investment company. The Fund headquarters are at 901 S. Marquette Ave., Suite 2810, Minneapolis, MN 55402-3268.

SHARES

The shares of the Fund represent an interest in that fund's assets only (and profits or losses), and, in the event of liquidation, each share of the Fund would have the same rights to dividends and assets as every other share of that Fund.

VOTING RIGHTS

As a shareholder in the Fund, you have voting rights over the Fund's management and fundamental policies. You are entitled to vote based on your total dollar interest in the Fund. Each class, if applicable, has exclusive voting rights with respect to matters for which separate class voting is appropriate under applicable law. All shares have cumulative voting rights with respect to the election of board members. This means that you have as many votes as the dollar amount you own, including the fractional amount, multiplied by the number of members to be elected.

DIVIDEND RIGHTS

Dividends paid by the Fund, if any, with respect to each class of shares, if applicable, will be calculated in the same manner, at the same time, on the same day, and will be in the same amount, except for differences resulting from differences in fee structures.


--------------------------------------------------------------------------------
35   --   AXP INVESTMENT SERIES, INC. -- AXP MUTUAL

FUND HISTORY TABLE FOR ALL PUBLICLY OFFERED AMERICAN EXPRESS FUNDS


                                                                Date of             Form of        State of     Fiscal
Fund                                                         organization        organization    organization  year end  Diversified
AXP(R) California Tax-Exempt Trust                                  4/7/86       Business Trust(2)       MA      6/30
   AXP(R) California Tax-Exempt Fund                                                                                          No
AXP(R) Dimensions Series, Inc.(4)                         2/20/68, 6/13/86(1)       Corporation       NV/MN      7/31
   AXP(R) Growth Dimensions Fund                                                                                             Yes
   AXP(R) New Dimensions Fund                                                                                                Yes
AXP(R) Discovery Series, Inc.(4)                          4/29/81, 6/13/86(1)       Corporation       NV/MN      7/31
   AXP(R) Core Bond Fund                                                                                                     Yes
   AXP(R) Discovery Fund                                                                                                     Yes
   AXP(R) Income Opportunities Fund                                                                                          Yes
   AXP(R) Limited Duration Bond Fund                                                                                         Yes
AXP(R) Equity Series, Inc.(4)                             3/18/57, 6/13/86(1)       Corporation       NV/MN     11/30
   AXP(R) Equity Select Fund                                                                                                 Yes
AXP(R) Fixed Income Series, Inc.(4)                       6/27/74, 6/31/86(1)       Corporation       NV/MN      8/31
   AXP(R) Diversified Bond Fund (5)                                                                                          Yes
AXP(R) Global Series, Inc.                                        10/28/88          Corporation          MN     10/31
   AXP(R) Emerging Markets Fund                                                                                              Yes
   AXP(R) Global Balanced Fund                                                                                               Yes
   AXP(R) Global Bond Fund                                                                                                    No
   AXP(R) Global Equity Fund(6)                                                                                              Yes
   AXP(R) Global Technology Fund(3)                                                                                           No
AXP(R) Government Income Series, Inc.(4)                           3/12/85          Corporation          MN      5/31
   AXP(R) Short Duration U.S. Government Fund (5)                                                                            Yes
   AXP(R) U.S. Government Mortgage Fund                                                                                      Yes
AXP(R) Growth Series, Inc.                                5/21/70, 6/13/86(1)       Corporation       NV/MN      7/31
   AXP(R) Growth Fund                                                                                                        Yes
   AXP(R) Large Cap Equity Fund                                                                                              Yes
   AXP(R) Large Cap Value Fund                                                                                               Yes
   AXP(R) Quantitative Large Cap Equity Fund                                                                                 Yes
   AXP(R) Research Opportunities Fund                                                                                        Yes
AXP(R) High Yield Income Series, Inc.(4)                           8/17/83          Corporation          MN      5/31
   AXP(R) High Yield Bond Fund (5)                                                                                           Yes
AXP(R) High Yield Tax-Exempt Series, Inc.(4)             12/21/78, 6/13/86(1)       Corporation       NV/MN     11/30
   AXP(R) High Yield Tax-Exempt Fund                                                                                         Yes
AXP(R) Income Series, Inc.(4)                             2/10/45, 6/13/86(1)       Corporation       NV/MN      5/31
   AXP(R) Selective Fund                                                                                                     Yes
AXP(R) International Series, Inc.(4)                               7/18/84          Corporation          MN     10/31
   AXP(R) European Equity Fund                                                                                                No
   AXP(R) International Fund                                                                                                 Yes
AXP(R) Investment Series, Inc.                            1/18/40, 6/13/86(1)       Corporation       NV/MN      9/30
   AXP(R) Diversified Equity Income Fund                                                                                     Yes
   AXP(R) Mid Cap Value Fund                                                                                                 Yes
   AXP(R) Mutual                                                                                                             Yes


--------------------------------------------------------------------------------
36   --   AXP INVESTMENT SERIES, INC. -- AXP MUTUAL

FUND HISTORY TABLE FOR ALL PUBLICLY OFFERED AMERICAN EXPRESS FUNDS (continued)


                                                               Date of             Form of         State of     Fiscal
Fund                                                         organization        organization    organization  year end  Diversified
AXP(R) Managed Series, Inc.                                        10/9/84          Corporation          MN      9/30
   AXP(R) Managed Allocation Fund                                                                                            Yes
AXP(R) Market Advantage Series, Inc.                               8/25/89          Corporation          MN      1/31
   AXP(R) Blue Chip Advantage Fund                                                                                           Yes
   AXP(R) Mid Cap Index Fund                                                                                                  No
   AXP(R) S&P 500 Index Fund                                                                                                  No
   AXP(R) Small Company Index Fund                                                                                           Yes
AXP(R) Money Market Series, Inc.                          8/22/75, 6/13/86(1)       Corporation       NV/MN      7/31
   AXP(R) Cash Management Fund                                                                                               Yes
AXP(R) Partners Series, Inc.                                       3/20/01          Corporation          MN      5/31
   AXP(R) Partners Aggressive Growth Fund                                                                                    Yes
   AXP(R) Partners Fundamental Value Fund                                                                                    Yes
   AXP(R) Partners Growth Fund                                                                                               Yes
   AXP(R) Partners Select Value Fund                                                                                         Yes
   AXP(R) Partners Small Cap Core Fund                                                                                       Yes
   AXP(R) Partners Small Cap Value Fund                                                                                       No
   AXP(R) Partners Value Fund                                                                                                Yes
AXP(R) Partners International Series, Inc.                          5/9/01          Corporation          MN     10/31
   AXP(R) Partners International Aggressive Growth Fund                                                                      Yes
   AXP(R) Partners International Core Fund                                                                                   Yes
   AXP(R) Partners International Select Value Fund                                                                           Yes
   AXP(R) Partners International Small Cap Fund                                                                              Yes
AXP(R) Progressive Series, Inc.(4)                        4/23/68, 6/13/86(1)       Corporation       NV/MN      9/30
   AXP(R) Progressive Fund                                                                                                   Yes
AXP(R) Sector Series, Inc.(3),(4)                                  3/25/88          Corporation          MN      6/30
   AXP(R) Utilities Fund                                                                                                     Yes
AXP(R) Selected Series, Inc.(4)                                    10/5/84          Corporation          MN      3/31
   AXP(R) Precious Metals Fund                                                                                                No
AXP(R) Special Tax-Exempt Series Trust                              4/7/86       Business Trust(2)       MA      6/30
   AXP(R) Insured Tax-Exempt Fund                                                                                            Yes
   AXP(R) Massachusetts Tax-Exempt Fund                                                                                       No
   AXP(R) Michigan Tax-Exempt Fund                                                                                            No
   AXP(R) Minnesota Tax-Exempt Fund                                                                                           No
   AXP(R) New York Tax-Exempt Fund                                                                                            No
   AXP(R) Ohio Tax-Exempt Fund                                                                                                No
AXP(R) Stock Series, Inc.(4)                              2/10/45, 6/13/86(1)       Corporation       NV/MN      9/30
   AXP(R) Stock Fund                                                                                                         Yes
AXP(R) Strategy Series, Inc.                                       1/24/84          Corporation          MN      3/31
   AXP(R) Equity Value Fund                                                                                                  Yes
   AXP(R) Focused Growth Fund(3)                                                                                              No
   AXP(R) Partners Small Cap Growth Fund(3)                                                                                  Yes
   AXP(R) Small Cap Advantage Fund                                                                                           Yes
   AXP(R) Strategy Aggressive Fund                                                                                           Yes


--------------------------------------------------------------------------------
37   --   AXP INVESTMENT SERIES, INC. -- AXP MUTUAL

FUND HISTORY TABLE FOR ALL PUBLICLY OFFERED AMERICAN EXPRESS FUNDS (continued)

                                                               Date of             Form of         State of     Fiscal
Fund                                                         organization        organization    organization  year end  Diversified
AXP(R) Tax-Exempt Series, Inc.                            9/30/76, 6/13/86(1)       Corporation       NV/MN     11/30
   AXP(R) Intermediate Tax-Exempt Fund                                                                                       Yes
   AXP(R) Tax-Exempt Bond Fund                                                                                               Yes
AXP(R) Tax-Free Money Series, Inc.(4)                     2/29/80, 6/13/86(1)       Corporation       NV/MN     12/31
   AXP(R) Tax-Free Money Fund                                                                                                Yes

(1)  Date merged into a Minnesota corporation incorporated on April 7, 1986.

(2) Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the trust itself is unable to meet its obligations.

(3) Effective Feb. 7, 2002, AXP(R) Focus 20 Fund changed its name to AXP(R) Focused Growth Fund, AXP(R) Innovations Fund changed its name to AXP(R) Global Technology Fund, AXP(R) Small Cap Growth Fund changed its name to AXP(R) Partners Small Cap Growth Fund and AXP(R) Utilities Income Fund, Inc. created a series, AXP(R) Utilities Fund.

(4) Effective Nov. 13, 2002, AXP(R) Bond Fund, Inc. changed its name to AXP(R) Fixed Income Series, Inc. and created a series, AXP(R) Bond Fund, AXP(R) Discovery Fund, Inc. changed its name to AXP(R) Discovery Series, Inc. and created a series, AXP(R) Discovery Fund, AXP(R) Equity Select Fund, Inc. changed its name to AXP(R) Equity Series, Inc. and created a series, AXP(R) Equity Select Fund, AXP(R) Extra Income Fund, Inc. changed its name to AXP(R) High Yield Income Series, Inc. and created a series, AXP(R) Extra Income Fund, AXP(R) Federal Income Fund, Inc. changed its name to AXP(R) Government Income Series, Inc., AXP(R) High Yield Tax-Exempt Fund, Inc. changed its name to AXP(R) High Yield Tax-Exempt Series, Inc. and created a series, AXP(R) High Yield Tax-Exempt Fund, AXP(R) International Fund, Inc. changed its name to AXP(R) International Series, Inc., AXP(R) New Dimensions Fund, Inc. changed its name to AXP(R) Dimensions Series, Inc., AXP(R) Precious Metals Fund, Inc. changed its name to AXP(R) Selected Series, Inc. and created a series, AXP(R) Precious Metals Fund, AXP(R) Progressive Fund, Inc. changed its name to AXP(R) Progressive Series, Inc. and created a series, AXP(R) Progressive Fund, AXP(R) Selective Fund, Inc. changed its name to AXP(R) Income Series, Inc. and created a series, AXP(R) Selective Fund, AXP(R) Stock Fund, Inc. changed its name to AXP(R) Stock Series, Inc. and created a series, AXP(R) Stock Fund, AXP(R) Tax-Free Money Fund, Inc. changed its name to AXP(R) Tax-Free Money Series, Inc. and created a series, AXP(R) Tax-Free Money Fund, and AXP(R) Utilities Income Fund, Inc. changed its name to AXP(R) Sector Series, Inc.


(5) Effective June 27, 2003, AXP(R) Bond Fund changed its name to AXP(R) Diversified Bond Fund, AXP(R) Federal Income Fund changed its name to AXP(R) Short Duration U.S. Government Fund and AXP(R) Extra Income Fund changed its name to AXP(R) High Yield Bond Fund.

(6) Effective Oct. 20, 2003, AXP(R) Global Growth Fund changed its name to AXP(R) Global Equity Fund.


--------------------------------------------------------------------------------
38   --   AXP INVESTMENT SERIES, INC. -- AXP MUTUAL

Board Members and Officers

Shareholders elect a board that oversees the Fund's operations. The board appoints officers who are responsible for day-to-day business decisions based on policies set by the board.


The following is a list of the Fund's board members. Each member oversees 15 Master Trust portfolios and 86 American Express mutual funds. Board members serve until the next regular shareholders' meeting or until he or she reaches the mandatory retirement age established by the board.


Independent Board Members


Name, address, age               Position held     Principal occupation during     Other directorships        Committee
                                 with Fund and     past five years                                            memberships
                                 length of
                                 service
-------------------------------- ----------------- ------------------------------- -------------------------- -------------------
Arne H. Carlson                  Board member      Chair, Board Services                                      Joint Audit,
901 S. Marquette Ave.            since 1999        Corporation (provides                                      Contracts,
Minneapolis, MN 55402                              administrative services to                                 Executive,
Age 69                                             boards). Former Governor  of                               Investment
                                                   Minnesota                                                  Review,  Board
                                                                                                              Effectiveness
-------------------------------- ----------------- ------------------------------- -------------------------- -------------------
Philip J. Carroll, Jr.           Board member      Retired Chairman and CEO,       Scottish Power PLC,
901 S. Marquette Ave.            since 2002        Fluor Corporation               Vulcan Materials
Minneapolis, MN 55402                              (engineering and                Company, Inc.
Age 65                                             construction) since 1998        (construction
                                                                                   materials/chemicals)
-------------------------------- ----------------- ------------------------------- -------------------------- -------------------
Livio D. DeSimone                Board member      Retired Chair of the Board      Cargill, Incorporated      Joint Audit,
30 Seventh Street East           since 2001        and Chief Executive Officer,    (commodity merchants and   Contracts,
Suite 3050                                         Minnesota Mining and            processors), General       Executive
St. Paul, MN 55101-4901                            Manufacturing (3M)              Mills, Inc. (consumer
Age 69                                                                             foods), Vulcan Materials
                                                                                   Company (construction
                                                                                   materials/chemicals),
                                                                                   Milliken & Company
                                                                                   (textiles and chemicals),
                                                                                   and Nexia Biotechnologies,
                                                                                   Inc.
-------------------------------- ----------------- ------------------------------- -------------------------- -------------------
Heinz F. Hutter*                 Board member      Retired President and Chief                                Board
901 S. Marquette Ave.            since 1994        Operating Officer, Cargill,                                Effectiveness,
Minneapolis, MN 55402                              Incorporated (commodity                                    Executive,
Age 74                                             merchants and processors)                                  Investment Review
-------------------------------- ----------------- ------------------------------- -------------------------- -------------------
Anne P. Jones                    Board member      Attorney and Consultant                                    Joint Audit,
901 S. Marquette Ave.            since 1985                                                                   Board
Minneapolis, MN 55402                                                                                         Effectiveness,
Age 68                                                                                                        Executive
-------------------------------- ----------------- ------------------------------- -------------------------- -------------------
Stephen R. Lewis, Jr.**          Board member      Retired President and           Valmont Industries, Inc.   Contracts,
901 S. Marquette Ave.            since 2002        Professor of Economics,         (manufactures irrigation   Investment
Minneapolis, MN 55402                              Carleton College                systems)                   Review, Executive
Age 64
-------------------------------- ----------------- ------------------------------- -------------------------- -------------------
Alan G. Quasha                   Board member      President, Quadrant             Compagnie Financiere       Joint Audit,
901 S. Marquette Ave.            since 2002        Management, Inc. (management    Richemont AG (luxury       Investment Review
Minneapolis, MN 55402                              of private equities)            goods), Harken Energy
Age 53                                                                             Corporation (oil and gas
                                                                                   exploration) and SIRIT
                                                                                   Inc. (radio frequency
                                                                                   identification
                                                                                   technology)
-------------------------------- ----------------- ------------------------------- -------------------------- -------------------
Alan K. Simpson                  Board member      Former three-term United        Biogen, Inc.               Investment
1201 Sunshine Ave.               since 1997        States Senator for Wyoming      (biopharmaceuticals)       Review,  Board
Cody, WY 82414                                                                                                Effectiveness
Age 71
-------------------------------- ----------------- ------------------------------- -------------------------- -------------------
Alison Taunton-Rigby             Board member      President, Forester Biotech                                Investment
901 S. Marquette Ave.            since 2002        since 2000. Former President                               Review, Contracts
Minneapolis, MN 55402                              and CEO, Aquila
Age 59                                             Biopharmaceuticals, Inc.
-------------------------------- ----------------- ------------------------------- -------------------------- -------------------

 * Interested person of AXP Partners International Aggressive Growth Fund and AXP Partners Aggressive Growth Fund by reason of being a security holder of J P Morgan Chase & Co., which has a 45% interest in American Century Companies, Inc., the parent company of the subadviser of two of the AXP Partners Funds, American Century Investment Management, Inc.

** Interested person of AXP Partners International Aggressive Growth Fund by reason of being a security holder of FleetBoston Financial Corporation, parent company of Liberty Wanger Asset Management, L.P., one of the fund's subadvisers.



--------------------------------------------------------------------------------
39   --   AXP INVESTMENT SERIES, INC. -- AXP MUTUAL

Board Members Affiliated with AEFC***


Name, address, age               Position held     Principal occupation during     Other directorships        Committee
                                 with Fund and     past five years                                            memberships
                                 length of
                                 service
-------------------------------- ----------------- ------------------------------- -------------------------- -------------------
Barbara H. Fraser                Board member      Executive Vice President -
1546 AXP Financial Center        since 2002        AEFA Products and Corporate
Minneapolis, MN 55474                              Marketing of AEFC since 2002.
Age 53                                             President - Travelers Check
                                                   Group, American Express
                                                   Company, 2001-2002.
                                                   Management Consultant,
                                                   Reuters,  2000-2001. Managing
                                                   Director - International
                                                   Investments, Citibank
                                                   Global,  1999-2000. Chairman
                                                   and CEO, Citicorp Investment
                                                   Services and Citigroup
                                                   Insurance Group, U.S.,
                                                   1998-1999
-------------------------------- ----------------- ------------------------------- -------------------------- -------------------
Stephen W. Roszell               Board member      Senior Vice President -
50238 AXP Financial Center       since 2002,       Institutional Group of AEFC
Minneapolis, MN 55474            Vice President
Age 54                           since 2002
-------------------------------- ----------------- ------------------------------- -------------------------- -------------------
William F. Truscott              Board member      Senior Vice President - Chief
53600 AXP Financial Center       since 2001,       Investment Officer of AEFC
Minneapolis, MN 55474            Vice President    since 2001. Former Chief
Age 42                           since 2002        Investment Officer and
                                                   Managing Director, Zurich
                                                   Scudder Investments
-------------------------------- ----------------- ------------------------------- -------------------------- -------------------


*** Interested person by reason of being an officer, director and/or employee of AEFC.

The board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the board. In addition to Mr. Roszell, who is vice president, and Mr. Truscott, who is vice president, the Fund's other officers are:

Other Officers


Name, address, age               Position held     Principal occupation during     Other directorships        Committee
                                 with Fund and     past five years                                            memberships
                                 length of
                                 service
-------------------------------- ----------------- ------------------------------- -------------------------- -------------------
Jeffrey P. Fox                   Treasurer since   Vice President - Investment
50005 AXP Financial Center       2002              Accounting, AEFC, since 2002;
Minneapolis, MN 55474                              Vice President - Finance,
Age 48                                             American Express Company,
                                                   2000-2002; Vice President -
                                                   Corporate Controller, AEFC,
                                                   1996-2000
-------------------------------- ----------------- ------------------------------- -------------------------- -------------------
Paula R. Meyer                   President since   Senior Vice President and
596 AXP Financial Center         2002              General Manager - Mutual
Minneapolis, MN 55474                              Funds, AEFC, since 2002; Vice
Age 49                                             President and Managing
                                                   Director - American Express
                                                   Funds, AEFC, 2000-2002; Vice
                                                   President, AEFC,  1998-2000
-------------------------------- ----------------- ------------------------------- -------------------------- -------------------
Leslie L. Ogg                    Vice President,   President of Board Services
901 S. Marquette Ave.            General           Corporation
Minneapolis, MN 55402            Counsel, and
Age 65                           Secretary since
                                 1978
-------------------------------- ----------------- ------------------------------- -------------------------- -------------------


--------------------------------------------------------------------------------
40   --   AXP INVESTMENT SERIES, INC. -- AXP MUTUAL

Responsibilities of board with respect to Fund's management

The board initially approves an Investment Management Services Agreement and other contracts with American Express Financial Corporation (AEFC), one of AEFC's subsidiaries, and other service providers. Once the contracts are approved, the board monitors the level and quality of services including commitments of service providers to achieve expected levels of investment performance and shareholder services. In addition, the board oversees that processes are in place to assure compliance with applicable rules, regulations and investment policies and addresses possible conflicts of interest. Annually, the board evaluates the services received under the contracts by receiving reports covering investment performance, shareholder services, marketing, and AEFC's profitability in order to determine whether to continue existing contracts or negotiate new contracts.

Several committees facilitate its work


Executive Committee -- Acts for the board between meetings of the board. The committee held one meeting during the last fiscal year.

Joint Audit Committee -- Meets with the independent public accountant, internal auditors and corporate officers to review financial statements, reports, and compliance matters. Reports significant issues to the board and makes recommendations to the independent directors regarding the selection of the independent public accountant. The committee held four meetings during the last fiscal year.

Investment Review Committee -- Considers investment management policies and strategies; investment performance; risk management techniques; and securities trading practices and reports areas of concern to the board. The committee held four meetings during the last fiscal year.

Board Effectiveness Committee -- Recommends to the board the size, structure and composition for the board; the compensation to be paid to members of the board; and a process for evaluating the board's performance. The committee also reviews candidates for board membership including candidates recommended by shareholders. To be considered, recommendations must include a curriculum vita and be mailed to the Chairman of the Board, American Express Funds, 901 Marquette Avenue South, Suite 2810, Minneapolis, MN 55402-3268. The committee held three meetings during the last fiscal year.

Contracts Committee -- Receives and analyzes reports covering the level and quality of services provided under contracts with the Fund and advises the board regarding actions taken on these contracts during the annual review process. The committee held four meetings during the last fiscal year.


BOARD MEMBERS' HOLDINGS

The following table shows the Fund Board Members' ownership of American Express Funds.

Dollar range of equity securities beneficially owned on Dec. 31, 2002

Based on net asset values as of Dec. 31, 2002


                                                Aggregate dollar range of
                          Dollar range of       equity securities of all
                         equity securities       American Express Funds
                            in the Fund         overseen by Board Member
                               Range                      Range
Arne H. Carlson                none                   over $100,000
Philip J. Carroll, Jr.         none                       none
Livio D. DeSimone              none                   over $100,000
Heinz F. Hutter                none                   over $100,000
Anne P. Jones                  none                   over $100,000
Stephen R. Lewis, Jr.          none                    $1-$10,000
Alan G. Quasha                 none                       none
Alan K. Simpson                none                 $50,001-$100,000
Alison Taunton-Rigby           none                       none



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


COMPENSATION FOR BOARD MEMBERS


During the most recent fiscal year, the independent members of the Fund and Portfolio boards, for attending up to 27 meetings, received the following compensation:

Compensation Table

                                                                                           Total cash compensation from
                                                                                            American Express Funds and
                                    Aggregate                        Aggregate             Preferred Master Trust Group
Board member*              compensation from the Fund     compensation from the Portfolio      paid to Board Member
Philip J. Carroll, Jr.                $  417                          $  542                       $ 44,183
Livio D. DeSimone                      1,381**                         1,706**                      124,833
Heinz F. Hutter                        1,281                           1,606                        133,775
Anne P. Jones                          1,331                           1,656                        138,225
Stephen R. Lewis, Jr.                  1,431***                        1,756***                     136,350
Alan G. Quasha                         1,275                           1,600                        133,225
Alan K. Simpson                        1,125                           1,450                        119,875
Alison Taunton-Rigby                   1,242                           1,542                        128,683

  * Arne H. Carlson, Chair of the Board, is compensated by Board Services Corporation.

 ** Includes the deferred compensation in the amount of $1,381 from the Fund and $1,706 from the Portfolio.

*** Includes the deferred compensation in the amount of $1,431 from the Fund and $1,756 from the Portfolio.


As of 30 days prior to the date of this SAI, the Fund's board members and officers as a group owned less than 1% of the outstanding shares of any class.


Independent Auditors


The financial statements contained in the Annual Report were audited by independent auditors, KPMG LLP, 4200 Wells Fargo Center, 90 S. Seventh St., Minneapolis, MN 55402-3900. The independent auditors also provide other accounting and tax-related services as requested by the Fund.

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


Appendix

DESCRIPTION OF RATINGS


Standard & Poor's Long-Term Debt Ratings


A Standard & Poor's corporate or municipal debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees.

The debt rating is not a recommendation to purchase, sell, or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

The ratings are based on current information furnished by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of such information or based on other circumstances.

The ratings are based, in varying degrees, on the following considerations:

o Likelihood of default capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation.

o    Nature of and provisions of the obligation.

o Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

Investment Grade

Debt rated AAA has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in a small degree.

Debt rated A has a strong capacity to pay interest and repay principal, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories.

Speculative Grade

Debt rated BB, B, CCC, CC, and C is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category also is used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.

Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category also is used for debt subordinated to senior debt that is assigned an actual or implied BB or BB-rating.

Debt rated CCC has a currently identifiable vulnerability to default and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category also is used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

Debt rated CC typically is applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

Debt rated C typically is applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

The rating CI is reserved for income bonds on which no interest is being paid.

Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

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43   --   AXP INVESTMENT SERIES, INC. -- AXP MUTUAL

Moody's Long-Term Debt Ratings

Aaa -- Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk. Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa -- Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risk appear somewhat larger than in Aaa securities.

A -- Bonds that are rated A possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment some time in the future.

Baa -- Bonds that are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba -- Bonds that are rated Ba are judged to have speculative elements -- their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B -- Bonds that are rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or maintenance of other terms of the contract over any long period of time may be small.

Caa -- Bonds that are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca -- Bonds that are rated Ca represent obligations that are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C -- Bonds that are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.


Fitch's Long-Term Debt Ratings

Fitch's bond ratings provide a guide to investors in determining the credit risk associated with a particular security. The ratings represent Fitch's assessment of the issuer's ability to meet the obligations of a specific debt issue in a timely manner.

The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer, the current and prospective financial condition and operating performance of the issuer and any guarantor, as well as the economic and political environment that might affect the issuer's future financial strength and credit quality.

Fitch ratings do not reflect any credit enhancement that may be provided by insurance policies or financial guaranties unless otherwise indicated.

Fitch ratings are not recommendations to buy, sell or hold any security. Ratings do not comment on the adequacy of market price, the suitability of any security for a particular investor, or the tax-exempt nature of taxability of payments made in respect of any security.

Fitch ratings are based on information obtained from issuers, other obligors, underwriters, their experts, and other sources Fitch believes to be reliable. Fitch does not audit or verify the truth or accuracy of such information. Ratings may be changed, suspended, or withdrawn as a result of changes in, or the unavailability of, information or for other reasons.

Investment Grade

AAA: Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA: Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+.

A: Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.


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44   --   AXP INVESTMENT SERIES, INC. -- AXP MUTUAL

BBB: Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds and, therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

Speculative Grade

BB: Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified, which could assist the obligor in satisfying its debt service requirements.

B: Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC: Bonds have certain identifiable characteristics that, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC: Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

C: Bonds are in imminent default in payment of interest or principal.

DDD, DD, AND D: Bonds are in default on interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. DDD represents the highest potential for recovery on these bonds, and D represents the lowest potential for recovery.


SHORT-TERM RATINGS

Standard & Poor's Commercial Paper Ratings

A Standard & Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market.

Ratings are graded into several categories, ranging from A-1 for the highest quality obligations to D for the lowest. These categories are as follows:

A-1 This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2 Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

A-3 Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B Issues are regarded as having only speculative capacity for timely payment.

C This rating is assigned to short-term debt obligations with doubtful capacity for payment.

D Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.


Standard & Poor's Muni Bond and Note Ratings

An S&P municipal bond or note rating reflects the liquidity factors and market-access risks unique to these instruments. Notes maturing in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating.


Note rating symbols and definitions are as follows:

SP-1 Strong capacity to pay principal and interest. Issues determined to possess very strong characteristics are given a plus (+) designation.

SP-2 Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3   Speculative capacity to pay principal and interest.


Municipal bond rating symbols and definitions are as follows:

Standard & Poor's rating SP-1 indicates very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.


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45   --   AXP INVESTMENT SERIES, INC. -- AXP MUTUAL

Standard & Poor's rating SP-2 indicates satisfactory capacity to pay principal and interest.

Standard & Poor's rating SP-3 indicates speculative capacity to pay principal and interest.


Moody's Short-Term Ratings

Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year, unless explicitly noted.

Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

     Issuers rated Prime-l (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-l repayment ability will often be evidenced by many of the following characteristics:
     (i) leading market positions in well-established industries, (ii) high rates of return on funds employed, (iii) conservative capitalization structure with moderate reliance on debt and ample asset protection, (iv) broad margins in earnings coverage of fixed financial charges and high internal cash generation, and (v) well established access to a range of financial markets and assured sources of alternate liquidity.

     Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above, but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

     Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

     Issuers rated Not Prime do not fall within any of the Prime rating categories.


Moody's Short-Term Muni Bonds and Notes


Short-term municipal bonds and notes are rated by Moody's. The ratings reflect the liquidity concerns and market access risks unique to notes.

Moody's MIG 1/VMIG 1 indicates the best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

Moody's MIG 2/VMIG 2 indicates high quality. Margins of protection are ample although not so large as in the preceding group.

Moody's MIG 3/VMIG 3 indicates favorable quality. All security elements are accounted for but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

Moody's MIG 4/VMIG 4 indicates adequate quality. Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.


Fitch's Short-Term Ratings

Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes. The short-term rating places greater emphasis than a long-term rating on the existence of liquidity necessary to meet the issuer's obligations in a timely manner.

Fitch short-term ratings are as follows:

F-1+: Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

F-1: Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

F-2: Good Credit Quality. Issues assigned this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned F-1+ and F-1 ratings.

F-3: Fair Credit Quality. Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate, however, near-term adverse changes could cause these securities to be rated below investment grade.

F-S: Weak Credit Quality. Issues assigned this rating have characteristics suggesting a minimal degree of assurance for timely payment and are vulnerable to near-term adverse changes in financial and economic conditions.

D: Default. Issues assigned this rating are in actual or imminent payment default.


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46   --   AXP INVESTMENT SERIES, INC. -- AXP MUTUAL

                                                             S-6326-20 X (11/03)

Investments in Securities

Equity Income Portfolio
Sept. 30, 2003

(Percentages represent value of investments compared to net assets)

Common stocks (96.0%)
Issuer                                        Shares                 Value(a)

Aerospace & defense (3.8%)
Goodrich                                    1,362,850             $33,035,484
Honeywell Intl                              1,025,000              27,008,750
Rockwell Automation                           510,000              13,387,500
United Technologies                           145,000              11,205,600
Total                                                              84,637,334

Airlines (2.7%)
AMR                                         2,255,300(b)           25,823,185
Continental Airlines Cl B                   1,051,800(b)           17,438,844
Delta Air Lines                               610,600               8,120,980
Northwest Airlines Cl A                       824,200(b)            7,994,740
Total                                                              59,377,749

Automotive & related (2.1%)
Eaton                                         224,000              19,850,880
General Motors                                680,000              27,832,400
Total                                                              47,683,280

Banks and savings & loans (2.8%)
Bank of America                               208,100              16,240,124
FleetBoston Financial                         565,000              17,034,750
Washington Mutual                             767,200              30,204,664
Total                                                              63,479,538

Beverages & tobacco (0.4%)
Altria Group                                  210,000               9,198,000

Broker dealers (3.2%)
J.P. Morgan Chase                             321,700              11,043,961
Lehman Brothers Holdings                      140,500               9,705,740
Merrill Lynch & Co                            453,900              24,297,267
Morgan Stanley                                518,800              26,178,648
Total                                                              71,225,616

Building materials & construction (0.7%)
Fluor                                         396,000              14,782,680

Cellular telecommunications (0.5%)
Vodafone Group ADR                            555,000(c)           11,238,750

Chemicals (1.4%)
Dow Chemical                                  855,000              27,821,700
Imperial Chemical Inds ADR                    381,100(c)            4,249,265
Total                                                              32,070,965

Computer hardware (0.7%)
Hewlett-Packard                               856,500              16,581,840

Computer software & services (1.0%)
Electronic Data Systems                     1,105,000              22,321,000

Energy (9.0%)
BP ADR                                        681,400(c)           28,686,940
Burlington Resources                           96,650               4,658,530
ChevronTexaco                                 523,400              37,396,930
ConocoPhillips                                476,000              26,061,000
Kerr-McGee                                    693,000              30,935,520
Marathon Oil                                1,121,600              31,965,600
Petroleo Brasileiro ADR                       965,200(c)           22,132,036
Unocal                                        653,400              20,595,168
Total                                                             202,431,724

Energy equipment & services (3.8%)
Baker Hughes                                  392,500              11,614,075
Halliburton                                   721,400              17,493,950
McDermott Intl                              2,475,000(b)           14,132,250
Schlumberger                                  327,000              15,826,800
Tidewater                                     955,000              27,026,500
Total                                                              86,093,575

Engineering & construction (1.4%)
Hanson ADR                                    955,300(c)           30,550,494

Finance companies (2.5%)
Citigroup                                   1,230,000              55,977,300

Financial services (1.6%)
Capital One Financial                         340,200              19,405,008
MBNA                                          713,000              16,256,400
Total                                                              35,661,408

Food (0.5%)
Archer-Daniels-Midland                        930,350              12,196,889

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
9   --   AXP DIVERSIFIED EQUITY INCOME FUND   --   2003 ANNUAL REPORT

Issuer                                        Shares                 Value(a)

Furniture & appliances (2.1%)
Stanley Works                                 375,000             $11,070,000
Whirlpool                                     529,600              35,890,992
Total                                                              46,960,992

Health care products (0.5%)
Schering-Plough                               683,100              10,410,444

Health care services (3.6%)
PacifiCare Health Systems                   1,382,550(b)           67,468,440
Tenet Healthcare                              870,000(b)           12,597,600
Total                                                              80,066,040

Industrial transportation (2.0%)
Burlington Northern Santa Fe                1,550,000              44,748,500

Insurance (12.7%)
ACE                                         1,005,000(c)           33,245,400
Hartford Financial
  Services Group                              217,200              11,431,236
Jefferson-Pilot                               460,300              20,428,114
Lincoln Natl                                  460,300              16,285,414
Loews                                         653,000              26,361,610
SAFECO                                        866,700              30,559,842
St. Paul Companies                          1,002,900              37,137,387
Torchmark                                     455,000              18,491,200
Travelers Property
  Casualty Cl A                             2,686,941              42,668,622
UnumProvident                                 485,000               7,163,450
XL Capital Cl A                               535,900(c)           41,500,096
Total                                                             285,272,371

Leisure time & entertainment (1.8%)
Royal Caribbean Cruises                     1,400,000              39,354,000

Machinery (7.6%)
Caterpillar                                 1,035,000              71,249,400
Ingersoll-Rand Cl A                           886,000(c)           47,347,840
Parker-Hannifin                               611,500              27,334,050
Tomkins ADR                                 1,386,000(c)           23,201,640
Total                                                             169,132,930

Media (1.1%)
Donnelley (RR) & Sons                         962,600              23,939,862

Metals (1.0%)
Alcoa                                         850,700              22,254,312

Multi-industry (9.2%)
Cooper Inds Cl A                              295,000              14,168,850
Crane                                         825,000              19,313,250
Diebold                                       355,000              17,980,750
Dover                                         386,100              13,656,357
Martin Marietta Materials                     267,300               9,743,085
Monsanto                                      953,200              22,819,608
Pentair                                       400,700              15,975,909
Pitney Bowes                                  480,000              18,393,600
Textron                                       905,000              35,702,250
YORK Intl                                   1,102,500              38,135,475
Total                                                             205,889,134

Paper & packaging (2.5%)
Abitibi-Consolidated                        2,079,000(c)           14,553,000
Intl Paper                                  1,055,000              41,166,100
Total                                                              55,719,100

Real estate investment trust (2.3%)
Crescent Real Estate Equities               2,648,200              38,398,900
Starwood Hotels
  & Resorts Worldwide                         376,200              13,091,760
Total                                                              51,490,660

Retail -- general (1.6%)
Limited Brands                              1,385,000              20,885,800
Penney (JC)                                   696,400              14,882,068
Total                                                              35,767,868

Retail -- grocery (1.3%)
SUPERVALU                                   1,262,200              30,116,092

Telecom equipment & services (1.1%)
Motorola                                      915,000              10,952,550
Nokia ADR                                     857,000(c)           13,369,200
Total                                                              24,321,750

Utilities -- natural gas (0.5%)
El Paso                                     1,490,000              10,877,000

Utilities -- telephone (7.0%)
AT&T                                        1,398,800              30,144,140
BellSouth                                   1,603,800              37,977,984
SBC Communications                          1,340,600              29,828,350
Sprint (FON Group)                          1,665,000              25,141,500
Verizon Communications                      1,005,000              32,602,200
Total                                                             155,694,174

Total common stocks
(Cost: $2,048,253,611)                                         $2,147,523,371

See accompanying notes to investments in securities.

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10   --   AXP DIVERSIFIED EQUITY INCOME FUND   --   2003 ANNUAL REPORT

Preferred stocks (2.5%)
Issuer                                        Shares                 Value(a)

Baxter Intl
   7.00% Cv                                   128,600              $6,770,790
CNF Trust I
   5.00% Cm Cv Series A                       500,000              24,597,500
UnumProvident
   8.25% Cv                                   400,000              12,972,400
Xerox
   6.25% Cv                                    40,150               4,108,951
   7.50% Cv                                   130,700(d)            8,446,488

Total preferred stocks
(Cost: $51,447,874)                                               $56,896,129

Bond (0.2%)
Issuer                  Coupon               Principal              Value(a)
                         rate                 amount
Calpine
  Sr Nts
   02-15-11              8.50%             $6,000,000              $4,230,000

Total bond
(Cost: $4,957,003)                                                 $4,230,000

Short-term securities (4.4%)
Issuer                Annualized              Amount                Value(a)
                     yield on date          payable at
                      of purchase            maturity

U.S. government agencies (4.3%)
Federal Home Loan Mtge Corp Disc Nts
   12-04-03              1.06%            $15,000,000             $14,972,265
   12-11-03              1.06              10,000,000               9,979,490
   12-15-03              1.05              27,800,000              27,739,757
Federal Natl Mtge Assn Disc Nts
   10-08-03              0.99               8,300,000               8,298,194
   10-22-03              1.00               6,300,000               6,296,192
   10-29-03              0.99               4,400,000               4,396,622
   11-05-03              1.06               5,400,000               5,394,764
   11-19-03              1.07              15,000,000              14,979,799
   11-26-03              1.06               5,200,000               5,191,856
Total                                                              97,248,939

Commercial paper (0.1%)
Northern Rock
   11-17-03              1.06               1,800,000(e)            1,797,456

Total short-term securities
(Cost: $99,043,079)                                               $99,046,395

Total investments in securities
(Cost: $2,203,701,567)(f)                                      $2,307,695,895

Notes to investments in securities

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b)  Non-income producing.

(c) Foreign security values are stated in U.S. dollars. As of Sept. 30, 2003, the value of foreign securities represented 12.1% of net assets.

(d) Represents a security sold under Rule 144A, which is exempt from registration under the Securities Act of 1933, as amended. This security has been determined to be liquid under guidelines established by the board.

(e) Commercial paper sold within terms of a private placement memorandum, exempt from registration under Section 4(2) of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors." This security has been determined to be liquid under guidelines established by the board.

(f) At Sept. 30, 2003, the cost of securities for federal income tax purposes was $2,232,791,527 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

     Unrealized appreciation                                    $ 218,556,094
     Unrealized depreciation                                     (143,651,726)
                                                                 ------------
     Net unrealized appreciation                                $  74,904,368
                                                                -------------

--------------------------------------------------------------------------------
11   --   AXP DIVERSIFIED EQUITY INCOME FUND   --   2003 ANNUAL REPORT

Financial Statements

Statement of assets and liabilities
Equity Income Portfolio

Sept. 30, 2003
Assets
Investments in securities, at value (Note 1)*
   (identified cost $2,203,701,567)                         $2,307,695,895
Dividends and accrued interest receivable                        3,818,709
U.S. government securities held as collateral (Note 4)           2,356,081
                                                                 ---------
Total assets                                                 2,313,870,685
                                                             -------------
Liabilities
Disbursements in excess of cash on demand deposit                  336,611
Payable for investment securities purchased                      6,761,443
Payable upon return of securities loaned (Note 4)               69,000,241
Accrued investment management services fee                          30,497
Other accrued expenses                                              56,047
                                                                    ------
Total liabilities                                               76,184,839
                                                                ----------
Net assets                                                  $2,237,685,846
                                                            ==============
* Including securities on loan, at value (Note 4)           $   65,139,783
                                                            --------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
12   --   AXP DIVERSIFIED EQUITY INCOME FUND   --   2003 ANNUAL REPORT

Statement of operations
Equity Income Portfolio

Year ended Sept. 30, 2003
Investment income
Income:
Dividends                                                                   $ 58,520,927
Interest                                                                         722,617
Fee income from securities lending (Note 4)                                      185,830
   Less foreign taxes withheld                                                  (518,947)
                                                                                --------
Total income                                                                  58,910,427
                                                                              ----------
Expenses (Note 2):
Investment management services fee                                             9,509,660
Compensation of board members                                                     14,250
Custodian fees                                                                   145,574
Audit fees                                                                        27,000
Other                                                                             41,595
                                                                                  ------
Total expenses                                                                 9,738,079
   Earnings credits on cash balances (Note 2)                                     (1,213)
                                                                                  ------
Total net expenses                                                             9,736,866
                                                                               ---------
Investment income (loss) -- net                                               49,173,561
                                                                              ----------
Realized and unrealized gain (loss) -- net
Net realized gain (loss) on:
   Security transactions (Note 3)                                            (79,471,899)
   Foreign currency transactions                                                  (1,625)
                                                                                  ------
Net realized gain (loss) on investments                                      (79,473,524)
Net change in unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies        581,518,101
                                                                             -----------
Net gain (loss) on investments and foreign currencies                        502,044,577
                                                                             -----------
Net increase (decrease) in net assets resulting from operations             $551,218,138
                                                                            ============

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
13   --   AXP DIVERSIFIED EQUITY INCOME FUND   --   2003 ANNUAL REPORT

Statements of changes in net assets
Equity Income Portfolio

Year ended Sept. 30,                                                            2003                     2002
Operations
Investment income (loss) -- net                                           $   49,173,561            $   47,068,384
Net realized gain (loss) on investments                                      (79,473,524)             (122,394,934)
Net change in unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies        581,518,101              (336,112,184)
                                                                             -----------              ------------
Net increase (decrease) in net assets resulting from operations              551,218,138              (411,438,734)
                                                                             -----------              ------------
Proceeds from contributions                                                   82,160,645               244,557,943
Fair value of withdrawals                                                   (206,307,331)              (97,243,156)
                                                                            ------------               -----------
Net contributions (withdrawals) from partners                               (124,146,686)              147,314,787
                                                                            ------------               -----------
Total increase (decrease) in net assets                                      427,071,452              (264,123,947)
Net assets at beginning of year                                            1,810,614,394             2,074,738,341
                                                                           -------------             -------------
Net assets at end of year                                                 $2,237,685,846            $1,810,614,394
                                                                          ==============            ==============

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
14   --   AXP DIVERSIFIED EQUITY INCOME FUND   --   2003 ANNUAL REPORT

Notes to Financial Statements

Equity Income Portfolio

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Equity Income Portfolio (the Portfolio) is a series of Growth and Income Trust (the Trust) and is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. Equity Income Portfolio invests primarily in dividend-paying common and preferred stocks. The Declaration of Trust permits the Trustees to issue non-transferable interests in the Portfolio.

The Portfolio's significant accounting policies are summarized below:

Use of estimates

Preparing financial statements that conform to accounting principles generally accepted in the United States of America requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

Valuation of securities

All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. Securities for which market quotations are not readily available are valued at fair value according to methods selected in good faith by the board. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.

Option transactions

To produce incremental earnings, protect gains and facilitate buying and selling of securities for investments, the Portfolio may buy and write options traded on any U.S. or foreign exchange or in the over-the-counter market where completing the obligation depends upon the credit standing of the other party. The Portfolio also may buy and sell put and call options and write covered call options on portfolio securities as well as write cash-secured put options. The risk in writing a call option is that the Portfolio gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Portfolio may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Portfolio pays a premium whether or not the option is exercised. The Portfolio also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist.

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Portfolio will realize a gain or loss when the option transaction expires or closes. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

--------------------------------------------------------------------------------
15   --   AXP DIVERSIFIED EQUITY INCOME FUND   --   2003 ANNUAL REPORT

Futures transactions

To gain exposure to or protect itself from market changes, the Portfolio may buy and sell financial futures contracts traded on any U.S. or foreign exchange. The Portfolio also may buy and write put and call options on these futures contracts. Risks of entering into futures contracts and related options include the possibility of an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Upon entering into a futures contract, the Portfolio is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Portfolio each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Portfolio recognizes a realized gain or loss when the contract is closed or expires.

Foreign currency translations and foreign currency contracts

Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the statement of operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes.

The Portfolio may enter into forward foreign currency exchange contracts for operational purposes and to protect against adverse exchange rate fluctuation. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Portfolio and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Portfolio is subject to the credit risk that the other party will not complete its contract obligations.

Federal taxes

For federal income tax purposes the Portfolio qualifies as a partnership and each investor in the Portfolio is treated as the owner of its proportionate share of the net assets, income, expenses and realized and unrealized gains and losses of the Portfolio. As a "pass-through" entity, the Portfolio therefore does not pay any income dividends or capital gain distributions.

Other

Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date and interest income, including amortization of premium, market discount and original issue discount using the effective interest method, is accrued daily.

--------------------------------------------------------------------------------
16   --   AXP DIVERSIFIED EQUITY INCOME FUND   --   2003 ANNUAL REPORT

2. FEES AND EXPENSES

The Trust, on behalf of the Portfolio, has an Investment Management Services Agreement with American Express Financial Corporation (AEFC) to manage its portfolio. Under this agreement, AEFC determines which securities will be purchased, held or sold. The management fee is a percentage of the Portfolio's average daily net assets in reducing percentages from 0.53% to 0.4% annually. The fee may be adjusted upward or downward by a performance incentive adjustment based on a comparison of the performance of Class A shares of AXP Diversified Equity Income Fund to the Lipper Equity Income Funds Index. Prior to Dec. 1, 2002, the maximum adjustment was 0.08% of the Portfolio's average daily net assets after deducting 1% from the performance difference. If the performance difference was less than 1%, the adjustment was zero. On Nov. 13, 2002, shareholders approved modification of the performance incentive adjustment calculation by adjusting the performance difference intervals, changing the maximum adjustment to 0.12% and reducing the amount of the performance difference for which no adjustment is made to 0.50%. The effect of the modifications began Dec. 1, 2002. The adjustment decreased the fee by $326,500 for the year ended Sept. 30, 2003.

Under the agreement, the Trust also pays taxes, brokerage commissions and nonadvisory expenses, which include custodian fees, audit and certain legal fees, fidelity bond premiums, registration fees for units, office expenses, consultants' fees, compensation of trustees, corporate filing fees, expenses incurred in connection with lending securities of the Portfolio and any other expenses properly payable by the Trust or Portfolio and approved by the board.

Under a Deferred Compensation Plan (the Plan), non-interested trustees may defer receipt of a portion of their annual compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in a cross-section of American Express mutual funds, and are marked-to-market accordingly. Deferred amounts remain in the Portfolio until distributed in accordance with the Plan.

During the year ended Sept. 30, 2003, the Portfolio's custodian fees were reduced by $1,213 as a result of earnings credits from overnight cash balances. The Portfolio also pays custodian fees to American Express Trust Company, an affiliate of AEFC.

According to a Placement Agency Agreement, American Express Financial Advisors Inc. acts as placement agent of the Trust's units.

3. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $748,016,049 and $845,602,218, respectively, for the year ended Sept. 30, 2003. For the same period, the portfolio turnover rate was 38%. Realized gains and losses are determined on an identified cost basis.

Brokerage clearing fees paid to brokers affiliated with AEFC were $73,410 for the year ended Sept. 30, 2003.

--------------------------------------------------------------------------------
17   --   AXP DIVERSIFIED EQUITY INCOME FUND   --   2003 ANNUAL REPORT

4. LENDING OF PORTFOLIO SECURITIES

As of Sept. 30, 2003, securities valued at $65,139,783 were on loan to brokers. For collateral, the Portfolio received $66,644,160 in cash and U.S. government securities valued at $2,356,081. Income from securities lending amounted to $185,830 for the year ended Sept. 30, 2003. The risks to the Portfolio of securities lending are that the borrower may not provide additional collateral when required or return the securities when due.

--------------------------------------------------------------------------------
18   --   AXP DIVERSIFIED EQUITY INCOME FUND   --   2003 ANNUAL REPORT

Independent Auditors' Report

THE BOARD OF TRUSTEES AND UNITHOLDERS

GROWTH AND INCOME TRUST

We have audited the accompanying statement of assets and liabilities, including the schedule of investments in securities, of Equity Income Portfolio (a series of Growth and Income Trust) as of September 30, 2003, the related statement of operations for the year then ended and the statements of changes in net assets for each of the years in the two-year period ended September 30, 2003. These financial statements are the responsibility of portfolio management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2003, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Equity Income Portfolio as of September 30, 2003, and the results of its operations and the changes in its net assets for each of the periods stated in the first paragraph above, in conformity with accounting principles generally accepted in the United States of America.

KPMG LLP

Minneapolis, Minnesota

November 14, 2003

--------------------------------------------------------------------------------
19   --   AXP DIVERSIFIED EQUITY INCOME FUND   --   2003 ANNUAL REPORT

Financial Statements

Statement of assets and liabilities
AXP Diversified Equity Income Fund

Sept. 30, 2003
Assets
Investment in Portfolio (Note 1)                                                                     $2,237,582,982
Capital shares receivable                                                                                 1,212,798
                                                                                                          ---------
Total assets                                                                                          2,238,795,780
                                                                                                      -------------
Liabilities
Capital shares payable                                                                                       86,505
Accrued distribution fee                                                                                     28,514
Accrued service fee                                                                                             139
Accrued transfer agency fee                                                                                  12,002
Accrued administrative services fee                                                                           2,023
Other accrued expenses                                                                                      164,990
                                                                                                            -------
Total liabilities                                                                                           294,173
                                                                                                            -------
Net assets applicable to outstanding capital stock                                                   $2,238,501,607
                                                                                                     ==============
Represented by
Capital stock -- $.01 par value (Note 1)                                                             $    2,752,851
Additional paid-in capital                                                                            2,326,997,983
Undistributed net investment income                                                                       6,975,213
Accumulated net realized gain (loss) (Note 5)                                                          (202,214,008)
Unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies                                   103,989,568
                                                                                                        -----------
Total -- representing net assets applicable to outstanding capital stock                             $2,238,501,607
                                                                                                     ==============
Net assets applicable to outstanding shares:               Class A                                   $1,539,449,841
                                                           Class B                                   $  629,369,251
                                                           Class C                                   $   19,625,721
                                                           Class Y                                   $   50,056,794
Net asset value per share of outstanding capital stock:    Class A shares     189,173,571            $         8.14
                                                           Class B shares      77,543,608            $         8.12
                                                           Class C shares       2,419,557            $         8.11
                                                           Class Y shares       6,148,334            $         8.14
                                                                                ---------            --------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
20   --   AXP DIVERSIFIED EQUITY INCOME FUND   --   2003 ANNUAL REPORT

Statement of operations
AXP Diversified Equity Income Fund

Year ended Sept. 30, 2003
Investment income
Income:
Dividends                                                                                             $  58,518,272
Interest                                                                                                    722,742
Fee income from securities lending                                                                          185,821
   Less foreign taxes withheld                                                                             (518,923)
                                                                                                           --------
Total income                                                                                             58,907,912
                                                                                                         ----------
Expenses (Note 2):
Expenses allocated from Portfolio                                                                         9,736,425
Distribution fee
   Class A                                                                                                3,363,580
   Class B                                                                                                5,721,203
   Class C                                                                                                  149,926
Transfer agency fee                                                                                       4,273,821
Incremental transfer agency fee
   Class A                                                                                                  275,868
   Class B                                                                                                  234,371
   Class C                                                                                                    8,662
Service fee -- Class Y                                                                                       40,581
Administrative services fees and expenses                                                                   676,319
Compensation of board members                                                                                10,291
Printing and postage                                                                                        429,890
Registration fees                                                                                            21,921
Audit fees                                                                                                    9,000
Other                                                                                                        28,849
                                                                                                             ------
Total expenses                                                                                           24,980,707
   Earnings credits on cash balances (Note 2)                                                               (25,661)
                                                                                                            -------
Total net expenses                                                                                       24,955,046
                                                                                                         ----------
Investment income (loss) -- net                                                                          33,952,866
                                                                                                         ----------
Realized and unrealized gain (loss) -- net
Net realized gain (loss) on:
   Security transactions                                                                                (79,469,942)
   Foreign currency transactions                                                                             (1,625)
                                                                                                             ------
Net realized gain (loss) on investments                                                                 (79,471,567)
Net change in unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies                                   581,492,955
                                                                                                        -----------
Net gain (loss) on investments and foreign currencies                                                   502,021,388
                                                                                                        -----------
Net increase (decrease) in net assets resulting from operations                                        $535,974,254
                                                                                                       ============

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
21   --   AXP DIVERSIFIED EQUITY INCOME FUND   --   2003 ANNUAL REPORT

Statements of changes in net assets
AXP Diversified Equity Income Fund

Year ended Sept. 30,                                                             2003                     2002
Operations and distributions
Investment income (loss) -- net                                           $   33,952,866            $   30,622,558
Net realized gain (loss) on investments                                      (79,471,567)             (122,390,231)
Net change in unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies        581,492,955              (336,098,469)
                                                                             -----------              ------------
Net increase (decrease) in net assets resulting from operations              535,974,254              (427,866,142)
                                                                             -----------              ------------
Distributions to shareholders from:
   Net investment income
     Class A                                                                 (22,420,996)              (22,432,138)
     Class B                                                                  (5,348,267)               (4,554,855)
     Class C                                                                    (143,215)                  (80,465)
     Class Y                                                                    (764,009)                 (439,564)
   Net realized gain
     Class A                                                                          --               (87,982,304)
     Class B                                                                          --               (34,650,679)
     Class C                                                                          --                  (422,197)
     Class Y                                                                          --                (1,420,345)
                                                                             -----------              ------------
Total distributions                                                          (28,676,487)             (151,982,547)
                                                                             -----------              ------------
Capital share transactions (Note 3)
Proceeds from sales
   Class A shares (Note 2)                                                   241,384,088               392,679,717
   Class B shares                                                            118,123,435               263,495,025
   Class C shares                                                              7,726,661                12,235,824
   Class Y shares                                                             24,648,444                20,402,671
Reinvestment of distributions at net asset value
   Class A shares                                                             21,541,631               107,051,130
   Class B shares                                                              5,238,465                38,553,851
   Class C shares                                                                140,289                   498,599
   Class Y shares                                                                423,220                 1,494,622
Payments for redemptions
   Class A shares                                                           (311,169,115)             (350,968,916)
   Class B shares (Note 2)                                                  (171,551,253)             (157,389,074)
   Class C shares (Note 2)                                                    (4,033,858)               (2,266,268)
   Class Y shares                                                            (11,439,279)              (10,212,433)
                                                                             -----------               -----------
Increase (decrease) in net assets from capital share transactions            (78,967,272)              315,574,748
                                                                             -----------               -----------
Total increase (decrease) in net assets                                      428,330,495              (264,273,941)
Net assets at beginning of year                                            1,810,171,112             2,074,445,053
                                                                           -------------             -------------
Net assets at end of year                                                 $2,238,501,607            $1,810,171,112
                                                                          ==============            ==============
Undistributed net investment income                                       $    6,975,213            $    2,934,577
                                                                          --------------            --------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
22   --   AXP DIVERSIFIED EQUITY INCOME FUND   --   2003 ANNUAL REPORT

Notes to Financial Statements

AXP Diversified Equity Income Fund

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The Fund is a series of AXP Investment Series, Inc. and is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. AXP Investment Series, Inc. has 10 billion authorized shares of capital stock that can be allocated among the separate series as designated by the board.

The Fund offers Class A, Class B, Class C and Class Y shares.

o    Class A shares are sold with a front-end sales charge.

o Class B shares may be subject to a contingent deferred sales charge (CDSC) and automatically convert to Class A shares during the ninth calendar year of ownership.

o    Class C shares may be subject to a CDSC.

o Class Y shares have no sales charge and are offered only to qualifying institutional investors.

All classes of shares have identical voting, dividend and liquidation rights. The distribution fee, incremental transfer agency fee and service fee (class specific expenses) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

Investment in Equity Income Portfolio

The Fund invests all of its assets in Equity Income Portfolio (the Portfolio), a series of Growth and Income Trust (the Trust), an open-end investment company that has the same objectives as the Fund. The Portfolio invests primarily in dividend-paying common and preferred stocks.

The Fund records daily its share of the Portfolio's income, expenses and realized and unrealized gains and losses. The financial statements of the Portfolio are included elsewhere in this report and should be read in conjunction with the Fund's financial statements.

The Fund records its investment in the Portfolio at the value that is equal to the Fund's proportionate ownership interest in the Portfolio's net assets. The percentage of the Portfolio owned by the Fund as of Sept. 30, 2003 was 99.99%. Valuation of securities held by the Portfolio is discussed in Note 1 of the Portfolio's "Notes to financial statements" (included elsewhere in this report).

Use of estimates

Preparing financial statements that conform to accounting principles generally accepted in the United States of America requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

--------------------------------------------------------------------------------
23   --   AXP DIVERSIFIED EQUITY INCOME FUND   --   2003 ANNUAL REPORT

Federal taxes

The Fund's policy is to comply with all sections of the Internal Revenue Code that apply to regulated investment companies and to distribute substantially all of its taxable income to the shareholders. No provision for income or excise taxes is thus required.

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of deferred losses on certain futures contracts, the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes, and losses deferred due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

On the statement of assets and liabilities, as a result of permanent book-to-tax differences, undistributed net investment income has been decreased by $1,235,743 and accumulated net realized loss has been decreased by $1,240,391 resulting in a net reclassification adjustment to decrease paid-in capital by $4,648.

The tax character of distributions paid for the years indicated is as follows:

Year ended Sept. 30,                          2003               2002

Class A
Distributions paid from:
   Ordinary income                        $22,420,996        $35,902,111
   Long-term capital gain                          --         74,512,331
Class B
Distributions paid from:
   Ordinary income                          5,348,267          9,859,825
   Long-term capital gain                          --         29,345,709
Class C
Distributions paid from:
   Ordinary income                            143,215            145,104
   Long-term capital gain                          --            357,558
Class Y
Distributions paid from:
   Ordinary income                            764,009            657,016
   Long-term capital gain                          --          1,202,893

As of Sept. 30, 2003, the components of distributable earnings on a tax basis are as follows:

Undistributed ordinary income                              $   1,300,301
Accumulated long-term gain (loss)                          $(167,450,451)
Unrealized appreciation (depreciation)                     $  74,900,923

Dividends to shareholders

Dividends from net investment income, declared and paid each calendar quarter, when available, are reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the last income dividend of the calendar year.

--------------------------------------------------------------------------------
24   --   AXP DIVERSIFIED EQUITY INCOME FUND   --   2003 ANNUAL REPORT

2. EXPENSES AND SALES CHARGES

In addition to the expenses allocated from the Portfolio, the Fund accrues its own expenses as follows:

The Fund has an agreement with AEFC to provide administrative services. Under an Administrative Services Agreement, the Fund pays AEFC a fee for administration and accounting services at a percentage of the Fund's average daily net assets in reducing percentages from 0.04% to 0.02% annually. A minor portion of additional administrative service expenses paid by the Fund are consultants' fees and fund office expenses. Under this agreement, the Fund also pays taxes, audit and certain legal fees, registration fees for shares, compensation of board members, corporate filing fees and any other expenses properly payable by the Fund and approved by the board.

Under a Deferred Compensation Plan (the Plan), non-interested board members may defer receipt of a portion of their annual compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in a cross-section of American Express mutual funds, and are marked-to-market accordingly. Deferred amounts remain in the Fund until distributed in accordance with the Plan.

Under a separate Transfer Agency Agreement, American Express Client Service Corporation (AECSC) maintains shareholder accounts and records. The incremental transfer agency fee is the amount charged to the specific classes for the additional expense above the fee for Class Y. The Fund pays AECSC an annual fee per shareholder account for this service as follows:

o   Class A $19.50

o   Class B $20.50

o   Class C $20.00

o   Class Y $17.50

In addition, there is an annual closed-account fee of $5 per inactive account, charged on a pro rata basis from the date the account becomes inactive until the date the account is purged from the transfer agent system generally within one year. However, the closed account fee is not being charged to the Fund until a new transfer agency system is installed.

Under terms of a prior agreement that ended April 30, 2003, the Fund paid a transfer agency fee at an annual rate per shareholder account of $19 for Class A, $20 for Class B, $19.50 for Class C and $17 for Class Y

The Fund has agreements with American Express Financial Advisors Inc. (the Distributor) for distribution and shareholder services. Under a Plan and Agreement of Distribution, the Fund pays a fee at an annual rate up to 0.25% of the Fund's average daily net assets attributable to Class A shares and up to 1.00% for Class B and Class C shares.

Under a Shareholder Service Agreement, the Fund pays the Distributor a fee for service provided to shareholders by financial advisors and other servicing agents. The fee is calculated at a rate of 0.10% of the Fund's average daily net assets attributable to Class Y shares.

--------------------------------------------------------------------------------
25   --   AXP DIVERSIFIED EQUITY INCOME FUND   --   2003 ANNUAL REPORT

Sales charges received by the Distributor for distributing Fund shares were $3,066,130 for Class A, $533,441 for Class B and $5,083 for Class C for the year ended Sept. 30, 2003.

During the year ended Sept. 30, 2003, the Fund's transfer agency fees were reduced by $25,661 as a result of earnings credits from overnight cash balances.

3. CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock for the years indicated are as follows:

                                                               Year ended Sept. 30, 2003
                                              Class A           Class B          Class C           Class Y
Sold                                       32,342,052        16,189,777        1,054,238         3,532,733
Issued for reinvested distributions         2,907,208           715,371           19,025            56,969
Redeemed                                  (44,645,918)      (24,071,641)        (573,268)       (1,551,163)
                                          -----------       -----------         --------        ----------
Net increase (decrease)                    (9,396,658)       (7,166,493)         499,995         2,038,539
                                           ----------        ----------          -------         ---------

                                                               Year ended Sept. 30, 2002
                                              Class A           Class B          Class C           Class Y
Sold                                       47,816,562        32,005,511        1,490,146         2,531,471
Issued for reinvested distributions        13,030,157         4,675,924           60,901           181,609
Redeemed                                  (44,279,109)      (20,258,258)        (292,092)       (1,289,882)
                                          -----------       -----------         --------        ----------
Net increase (decrease)                    16,567,610        16,423,177        1,258,955         1,423,198
                                           ----------        ----------        ---------         ---------

4. BANK BORROWINGS

The Fund has a revolving credit agreement with a syndicate of banks headed by Deutsche Bank, whereby the Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. The Fund must maintain asset coverage for borrowings of at least 300%. The agreement, which enables the Fund to participate with other American Express mutual funds, permits borrowings up to $500 million, collectively. Interest is charged to each Fund based on its borrowings at a rate equal to either the LIBOR plus 0.50%, the IBOR plus 0.50% or the higher of the Federal Funds Rate plus 0.25% and the Prime Lending Rate. Borrowings are payable within 60 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.09% per annum. The Fund had no borrowings outstanding during the year ended Sept. 30, 2003.

5. CAPITAL LOSS CARRY-OVER

For federal income tax purposes, the Fund has a capital loss carry-over of $167,450,451 as of Sept. 30, 2003, that will expire in 2010 through 2011, if not offset by capital gains. It is unlikely the board will authorize a distribution of any net realized capital gains until the available capital loss carry-over has been offset or expires.

--------------------------------------------------------------------------------
26   --   AXP DIVERSIFIED EQUITY INCOME FUND   --   2003 ANNUAL REPORT

6. FINANCIAL HIGHLIGHTS

The tables below show certain important financial information for evaluating the Fund's results.

Class A
Per share income and capital changes(a)
Fiscal period ended Sept. 30,                                               2003         2002       2001    2000       1999
Net asset value, beginning of period                                       $6.26       $ 8.18      $8.96   $9.40     $ 8.96
Income from investment operations:
Net investment income (loss)                                                 .14          .13        .12     .13        .14
Net gains (losses) (both realized and unrealized)                           1.86        (1.45)      (.75)    .39       1.37
Total from investment operations                                            2.00        (1.32)      (.63)    .52       1.51
Less distributions:
Dividends from net investment income                                        (.12)        (.12)      (.12)   (.13)      (.13)
Excess distributions from net investment income                               --           --       (.01)     --         --
Distributions from realized gains                                             --         (.48)      (.02)   (.83)      (.94)
Total distributions                                                         (.12)        (.60)      (.15)   (.96)     (1.07)
Net asset value, end of period                                             $8.14       $ 6.26      $8.18   $8.96     $ 9.40

Ratios/supplemental data
Net assets, end of period (in millions)                                   $1,539       $1,243     $1,489  $1,631     $1,985
Ratio of expenses to average daily net assets(c)                           1.04%        1.02%       .95%    .93%       .89%
Ratio of net investment income (loss) to average daily net assets          1.94%        1.55%      1.38%   1.43%      1.41%
Portfolio turnover rate (excluding short-term securities)                    38%          40%       105%     52%        84%
Total return(e)                                                           32.17%      (17.87%)    (7.03%)  5.66%     17.18%

See accompanying notes to financial highlights.

--------------------------------------------------------------------------------
27   --   AXP DIVERSIFIED EQUITY INCOME FUND   --   2003 ANNUAL REPORT

Class B
Per share income and capital changes(a)
Fiscal period ended Sept. 30,                                               2003         2002       2001    2000       1999
Net asset value, beginning of period                                       $6.25       $ 8.17      $8.94   $9.40     $ 8.96
Income from investment operations:
Net investment income (loss)                                                 .08          .06        .06     .08        .06
Net gains (losses) (both realized and unrealized)                           1.86        (1.44)      (.74)    .37       1.38
Total from investment operations                                            1.94        (1.38)      (.68)    .45       1.44
Less distributions:
Dividends from net investment income                                        (.07)        (.06)      (.06)   (.08)      (.06)
Excess distributions from net investment income                               --           --       (.01)     --         --
Distributions from realized gains                                             --         (.48)      (.02)   (.83)      (.94)
Total distributions                                                         (.07)        (.54)      (.09)   (.91)     (1.00)
Net asset value, end of period                                             $8.12       $ 6.25      $8.17   $8.94     $ 9.40

Ratios/supplemental data
Net assets, end of period (in millions)                                     $629         $529       $558    $547       $633
Ratio of expenses to average daily net assets(c)                           1.81%        1.79%      1.71%   1.69%      1.66%
Ratio of net investment income (loss) to average daily net assets          1.18%         .79%       .62%    .67%       .63%
Portfolio turnover rate (excluding short-term securities)                    38%          40%       105%     52%        84%
Total return(e)                                                           31.10%      (18.50%)    (7.70%)  4.85%     16.30%

See accompanying notes to financial highlights.

--------------------------------------------------------------------------------
28   --   AXP DIVERSIFIED EQUITY INCOME FUND   --   2003 ANNUAL REPORT

Class C
Per share income and capital changes(a)
Fiscal period ended Sept. 30,                                               2003         2002       2001   2000(b)
Net asset value, beginning of period                                       $6.25       $ 8.17      $8.94   $8.66
Income from investment operations:
Net investment income (loss)                                                 .08          .07        .06     .02
Net gains (losses) (both realized and unrealized)                           1.85        (1.45)      (.74)    .28
Total from investment operations                                            1.93        (1.38)      (.68)    .30
Less distributions:
Dividends from net investment income                                        (.07)        (.06)      (.06)   (.02)
Excess distributions from net investment income                               --           --       (.01)     --
Distributions from realized gains                                             --         (.48)      (.02)     --
Total distributions                                                         (.07)        (.54)      (.09)   (.02)
Net asset value, end of period                                             $8.11       $ 6.25      $8.17   $8.94

Ratios/supplemental data
Net assets, end of period (in millions)                                      $20          $12         $5     $--
Ratio of expenses to average daily net assets(c)                           1.83%        1.82%      1.71%   1.69%(d)
Ratio of net investment income (loss) to average daily net assets          1.15%         .83%       .73%    .45%(d)
Portfolio turnover rate (excluding short-term securities)                    38%          40%       105%     52%
Total return(e)                                                           30.96%      (18.48%)    (7.67%)  3.47%(f)

See accompanying notes to financial highlights.

--------------------------------------------------------------------------------
29   --   AXP DIVERSIFIED EQUITY INCOME FUND   --   2003 ANNUAL REPORT

Class Y
Per share income and capital changes(a)
Fiscal period ended Sept. 30,                                               2003         2002       2001    2000       1999
Net asset value, beginning of period                                       $6.26       $ 8.18      $8.96   $9.40     $ 8.96
Income from investment operations:
Net investment income (loss)                                                 .15          .14        .14     .14        .15
Net gains (losses) (both realized and unrealized)                           1.86        (1.45)      (.75)    .39       1.37
Total from investment operations                                            2.01        (1.31)      (.61)    .53       1.52
Less distributions:
Dividends from net investment income                                        (.13)        (.13)      (.14)   (.14)      (.14)
Excess distributions from net investment income                               --           --       (.01)     --         --
Distributions from realized gains                                             --         (.48)      (.02)   (.83)      (.94)
Total distributions                                                         (.13)        (.61)      (.17)   (.97)     (1.08)
Net asset value, end of period                                             $8.14       $ 6.26      $8.18   $8.96     $ 9.40

Ratios/supplemental data
Net assets, end of period (in millions)                                      $50          $26        $22     $21        $21
Ratio of expenses to average daily net assets(c)                            .87%         .86%       .78%    .76%       .78%
Ratio of net investment income (loss) to average daily net assets          2.11%        1.74%      1.56%   1.58%      1.58%
Portfolio turnover rate (excluding short-term securities)                    38%          40%       105%     52%        84%
Total return(e)                                                           32.39%      (17.75%)    (6.82%)  5.79%     17.30%

Notes to financial highlights

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b)  Inception date was June 26, 2000.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d)  Adjusted to an annual basis.

(e)  Total return does not reflect payment of a sales charge.

(f)  Not annualized.

--------------------------------------------------------------------------------
30   --   AXP DIVERSIFIED EQUITY INCOME FUND   --   2003 ANNUAL REPORT

Independent Auditors' Report

THE BOARD AND SHAREHOLDERS

AXP INVESTMENT SERIES, INC.

We have audited the accompanying statement of assets and liabilities of AXP Diversified Equity Income Fund (a series of AXP Investment Series, Inc.) as of September 30, 2003, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period ended September 30, 2003, and the financial highlights for each of the years in the five-year period ended September 30, 2003. These financial statements and the financial highlights are the responsibility of fund management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AXP Diversified Equity Income Fund as of September 30, 2003, and the results of its operations, changes in its net assets and the financial highlights for each of the periods stated in the first paragraph above, in conformity with accounting principles generally accepted in the United States of America.

KPMG LLP

Minneapolis, Minnesota

November 14, 2003

--------------------------------------------------------------------------------
31   --   AXP DIVERSIFIED EQUITY INCOME FUND   --   2003 ANNUAL REPORT

Investments in Securities

AXP Mid Cap Value Fund

Sept. 30, 2003

(Percentages represent value of investments compared to net assets)

Common stocks (98.1%)
Issuer                                        Shares                  Value(a)

Aerospace & defense (2.7%)
Goodrich                                     111,100               $2,693,064
Rockwell Automation                           75,800                1,989,750
Total                                                               4,682,814

Airlines (4.4%)
AMR                                          260,600(b)             2,983,870
Continental Airlines Cl B                    150,700(b)             2,498,606
Delta Air Lines                               73,200                  973,560
Northwest Airlines Cl A                      114,100(b)             1,106,770
Total                                                               7,562,806

Automotive & related (2.7%)
Delphi                                       127,400                1,152,970
Eaton                                         13,300                1,178,646
Johnson Controls                              12,300                1,163,580
Lear                                          20,110(b)             1,058,590
Total                                                               4,553,786

Banks and savings & loans (1.0%)
Hibernia Cl A                                 81,300                1,647,138

Beverages & tobacco (0.9%)
RJ Reynolds Tobacco Holdings                  38,300                1,514,382

Broker dealers (1.4%)
Bear Stearns Companies                        32,750                2,449,700

Building materials & construction (1.8%)
American Standard                             21,000(b)             1,769,250
Temple-Inland                                 25,900                1,257,445
Total                                                               3,026,695

Chemicals (4.1%)
Agrium                                        87,600(c)             1,100,256
Eastman Chemical                              62,000                2,077,000
Great Lakes Chemical                          56,900                1,144,259
IMC Global                                   106,700                  683,947
Imperial Chemical Inds ADR                    36,800(c)               410,320
PPG Inds                                      30,150                1,574,433
Total                                                               6,990,215

Computer software & services (3.1%)
BMC Software                                 133,600(b)             1,861,048
Computer Sciences                             42,200(b)             1,585,454
Electronic Data Systems                       90,000                1,818,000
Total                                                               5,264,502

Electronics (4.0%)
Micron Technology                            112,100(b)             1,504,382
Natl Semiconductor                            70,450(b)             2,274,831
Solectron                                    301,700(b)             1,764,945
Xerox                                        123,000(b)             1,261,980
Total                                                               6,806,138

Energy (5.4%)
Amerada Hess                                  10,350                  518,535
Kerr-McGee                                    36,550                1,631,592
Pioneer Natural Resources                    109,200(b)             2,780,232
Suncor Energy                                125,800(c)             2,333,590
Sunoco                                        37,200                1,496,184
Unocal                                        23,000                  724,960
Total                                                               9,485,093

Energy equipment & services (3.8%)
GlobalSantaFe                                114,700                2,747,065
McDermott Intl                               125,300(b)               715,463
Transocean                                   150,400(b)             3,008,000
Total                                                               6,470,528

Financial services (4.2%)
Capital One Financial                         54,600                3,114,384
Countrywide Financial                         30,950                2,422,766
Metris Companies                             412,300                1,698,676
Total                                                               7,235,826

Food (2.8%)
Archer-Daniels-Midland                       145,600                1,908,816
Tyson Foods Cl A                             199,000                2,811,870
Total                                                               4,720,686

Furniture & appliances (3.1%)
Black & Decker                                30,200                1,224,610
Stanley Works                                 50,000                1,476,000
Whirlpool                                     37,600                2,548,152
Total                                                               5,248,762

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
8   --   AXP MID CAP VALUE FUND   --   2003 ANNUAL REPORT

Issuer                                        Shares                  Value(a)

Health care services (5.1%)
Humana                                        47,200(b)              $851,960
PacifiCare Health Systems                    141,900(b)             6,924,720
Tenet Healthcare                              72,500(b)             1,049,800
Total                                                               8,826,480

Home building (1.2%)
Cavco Inds                                       416(b)                 8,944
Centex                                         8,300                  646,404
D.R. Horton                                   23,400                  765,180
Lennar                                         8,300                  645,657
Lennar Cl B                                      870                   65,233
Total                                                               2,131,418

Industrial transportation (0.9%)
Norfolk Southern                              82,500                1,526,250

Insurance (10.9%)
ACE                                          108,400(c)             3,585,872
Aon                                           56,500                1,178,025
Everest Re Group                              29,100(c)             2,187,156
Jefferson-Pilot                               18,600                  825,468
Lincoln Natl                                  33,450                1,183,461
Loews                                         63,100                2,547,347
St. Paul Companies                            65,200                2,414,356
Torchmark                                     36,600                1,487,424
UnumProvident                                 58,000                  856,660
Willis Group Holdings                         81,700(c)             2,512,275
Total                                                              18,778,044

Leisure time & entertainment (3.4%)
Hasbro                                       102,900                1,922,172
Royal Caribbean Cruises                       82,200                2,310,642
Starwood Hotels
  & Resorts Worldwide                         45,900                1,597,320
Total                                                               5,830,134

Machinery (2.8%)
Deere & Co                                    18,400                  980,904
Ingersoll-Rand Cl A                           71,100(c)             3,799,584
Total                                                               4,780,488

Media (1.9%)
D & B                                         25,800(b)             1,071,732
Donnelley (RR) & Sons                         90,500                2,250,735
Total                                                               3,322,467

Metals (1.9%)
Phelps Dodge                                  68,100(b)             3,187,080

Multi-industry (7.6%)
Cooper Inds Cl A                              44,000                2,113,320
Crane                                         44,300                1,037,063
Diebold                                       46,200                2,340,030
Dover                                         19,300                  682,641
Monsanto                                      64,300                1,539,342
Pitney Bowes                                  31,050                1,189,836
Textron                                       39,425                1,555,316
YORK Intl                                     78,700                2,722,233
Total                                                              13,179,781

Paper & packaging (1.0%)
Abitibi-Consolidated                         112,050(c)               784,350
Bowater                                       20,800                  874,848
Total                                                               1,659,198

Real estate investment trust (2.5%)
Boston Properties                             19,300                  838,971
Crescent Real Estate Equities                235,900                3,420,550
Total                                                               4,259,521

Retail -- general (4.2%)
Federated Dept Stores                         25,800                1,081,020
GameStop                                      62,500(b)               993,750
May Dept Stores                               27,000                  665,010
Penney (JC)                                   92,100                1,968,177
RadioShack                                    29,400                  835,254
Toys "R" Us                                  136,400(b)             1,640,892
Total                                                               7,184,103

Retail -- grocery (0.9%)
SUPERVALU                                     64,750                1,544,935

Telecom equipment & services (1.4%)
Corning                                       94,200(b)               887,364
Lucent Technologies                          517,900(b)             1,118,664
Tellabs                                       57,500(b)               390,425
Total                                                               2,396,453

Textiles & apparel (1.8%)
Liz Claiborne                                 46,450                1,581,623
VF                                            37,300                1,451,343
Total                                                               3,032,966

Utilities -- electric (2.0%)
Energy East                                   71,700                1,608,231
Public Service Enterprise Group               43,000                1,806,000
Total                                                               3,414,231

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
9   --   AXP MID CAP VALUE FUND   --   2003 ANNUAL REPORT

Issuer                                        Shares                  Value(a)

Utilities -- natural gas (1.7%)
El Paso                                      129,200                 $943,160
NiSource                                      94,800                1,894,104
Total                                                               2,837,264

Utilities -- telephone (1.4%)
CenturyTel                                    72,600                2,460,414

Total common stocks
(Cost: $155,533,542)                                             $168,010,298

Preferred stock (0.2%)
Issuer                                        Shares                  Value(a)

Xerox
  6.25% Cv                                     2,560                 $261,990

Total preferred stock
(Cost: $256,000)                                                     $261,990

Short-term securities (8.0%)
Issuer                Annualized             Amount                 Value(a)
                     yield on date         payable at
                      of purchase           maturity

U.S. government agencies (6.7%)
Federal Home Loan Mtge Corp Disc Nts
   12-04-03              1.06%            $2,500,000               $2,495,378
   12-04-03              1.08              2,000,000                1,996,302
   12-18-03              1.06              6,200,000                6,186,031
Federal Natl Mtge Assn Disc Nt
   11-05-03              1.07                800,000                  799,224
Total                                                              11,476,935

Commercial paper (1.3%)
Abbey Natl North America
   10-01-03              1.13              2,200,000                2,199,931

Total short-term securities
(Cost: $13,676,466)                                               $13,676,866

Total investments in securities
(Cost: $169,466,008)(d)                                          $181,949,154

Notes to investments in securities

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b)  Non-income producing.

(c) Foreign security values are stated in U.S. dollars. As of Sept. 30, 2003, the value of foreign securities represented 9.8% of net assets.

(d) At Sept. 30, 2003, the cost of securities for federal income tax purposes was $171,095,580 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

     Unrealized appreciation                                      $18,746,459
     Unrealized depreciation                                       (7,892,885)
                                                                   ----------
     Net unrealized appreciation                                  $10,853,574
                                                                  -----------

--------------------------------------------------------------------------------
10   --   AXP MID CAP VALUE FUND   --   2003 ANNUAL REPORT

Financial Statements

Statement of assets and liabilities
AXP Mid Cap Value Fund

Sept. 30, 2003
Assets
Investments in securities, at value (Note 1)*
   (identified cost $169,466,008)                                                                            $181,949,154
Capital shares receivable                                                                                         272,659
Dividends and accrued interest receivable                                                                         241,921
                                                                                                                  -------
Total assets                                                                                                  182,463,734
                                                                                                              -----------
Liabilities
Disbursements in excess of cash on demand deposit                                                                  59,840
Capital shares payable                                                                                             16,149
Payable for investment securities purchased                                                                     6,226,015
Payable upon return of securities loaned (Note 5)                                                               4,850,000
Accrued investment management services fee                                                                          3,306
Accrued distribution fee                                                                                            2,424
Accrued transfer agency fee                                                                                         1,545
Accrued administrative services fee                                                                                   236
Other accrued expenses                                                                                             52,862
                                                                                                                   ------
Total liabilities                                                                                              11,212,377
                                                                                                               ----------
Net assets applicable to outstanding capital stock                                                           $171,251,357
                                                                                                             ============
Represented by
Capital stock -- $.01 par value (Note 1)                                                                     $    328,526
Additional paid-in capital                                                                                    165,036,954
Undistributed net investment income                                                                               276,654
Accumulated net realized gain (loss) (Note 7)                                                                  (6,873,945)
Unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies                                          12,483,168
                                                                                                               ----------
Total -- representing net assets applicable to outstanding capital stock                                     $171,251,357
                                                                                                             ============
Net assets applicable to outstanding shares:               Class A                                           $111,056,815
                                                           Class B                                           $ 57,302,622
                                                           Class C                                           $  2,832,237
                                                           Class Y                                           $     59,683
Net asset value per share of outstanding capital stock:    Class A shares              21,242,380            $       5.23
                                                           Class B shares              11,052,646            $       5.18
                                                           Class C shares                 546,174            $       5.19
                                                           Class Y shares                  11,372            $       5.25
                                                                                           ------            ------------
* Including securities on loan, at value (Note 5)                                                            $  4,421,950
                                                                                                             ------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
11   --   AXP MID CAP VALUE FUND   --   2003 ANNUAL REPORT

Statement of operations
AXP Mid Cap Value Fund

Year ended Sept. 30, 2003
Investment income
Income:
Dividends                                                                                                    $  2,372,338
Interest                                                                                                           50,753
Fee income from securities lending (Note 5)                                                                         9,308
   Less foreign taxes withheld                                                                                     (7,007)
                                                                                                                   ------
Total income                                                                                                    2,425,392
                                                                                                                ---------
Expenses (Note 2):
Investment management services fee                                                                                755,866
Distribution fee
   Class A                                                                                                        187,598
   Class B                                                                                                        410,837
   Class C                                                                                                         21,518
Transfer agency fee                                                                                               402,589
Incremental transfer agency fee
   Class A                                                                                                         27,137
   Class B                                                                                                         27,318
   Class C                                                                                                          1,732
Service fee -- Class Y                                                                                                 16
Administrative services fees and expenses                                                                          58,931
Compensation of board members                                                                                       7,916
Custodian fees                                                                                                     19,254
Printing and postage                                                                                               69,241
Registration fees                                                                                                  42,517
Audit fees                                                                                                         17,000
Other                                                                                                               3,623
                                                                                                                    -----
Total expenses                                                                                                  2,053,093
   Expenses waived/reimbursed by AEFC (Note 2)                                                                    (92,393)
                                                                                                                  -------
                                                                                                                1,960,700
   Earnings credits on cash balances (Note 2)                                                                      (3,679)
                                                                                                                   ------
Total net expenses                                                                                              1,957,021
                                                                                                                ---------
Investment income (loss) -- net                                                                                   468,371
                                                                                                                  -------
Realized and unrealized gain (loss) -- net
Net realized gain (loss) on:
   Security transactions (Note 3)                                                                              (1,484,948)
   Foreign currency transactions                                                                                      (77)
                                                                                                                      ---
Net realized gain (loss) on investments                                                                        (1,485,025)
Net change in unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies                                          33,232,344
                                                                                                               ----------
Net gain (loss) on investments and foreign currencies                                                          31,747,319
                                                                                                               ----------
Net increase (decrease) in net assets resulting from operations                                               $32,215,690
                                                                                                              ===========

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
12   --   AXP MID CAP VALUE FUND   --   2003 ANNUAL REPORT

Statements of changes in net assets
AXP Mid Cap Value Fund
                                                                                                            For the period from
                                                                                   Sept. 30, 2003            Feb. 14, 2002* to
                                                                                     Year ended               Sept. 30, 2002
Operations and distributions
Investment income (loss) -- net                                                      $    468,371            $    218,746
Net realized gain (loss) on investments                                                (1,485,025)             (5,453,250)
Net change in unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies                  33,232,344             (20,788,999)
                                                                                       ----------             -----------
Net increase (decrease) in net assets resulting from operations                        32,215,690             (26,023,503)
                                                                                       ----------             -----------
Distributions to shareholders from:
   Net investment income
     Class A                                                                             (343,253)                     --
     Class B                                                                              (36,322)                     --
     Class C                                                                               (2,658)                     --
     Class Y                                                                                  (42)                     --
                                                                                       ----------             -----------
Total distributions                                                                      (382,275)                     --
                                                                                       ----------             -----------
Capital share transactions (Note 4)
Proceeds from sales
   Class A shares (Note 2)                                                             54,120,072              77,548,658
   Class B shares                                                                      26,983,279              43,818,485
   Class C shares                                                                       1,268,115               2,273,755
   Class Y shares                                                                          46,500                  20,000
Reinvestment of distributions at net asset value
   Class A shares                                                                         340,860                      --
   Class B shares                                                                          35,962                      --
   Class C shares                                                                           2,320                      --
Payments for redemptions
   Class A shares                                                                     (17,747,829)             (9,243,287)
   Class B shares (Note 2)                                                            (10,827,884)             (4,352,732)
   Class C shares (Note 2)                                                               (656,992)               (213,501)
   Class Y shares                                                                          (4,516)                (10,620)
                                                                                           ------                 -------
Increase (decrease) in net assets from capital share transactions                      53,559,887             109,840,758
                                                                                       ----------             -----------
Total increase (decrease) in net assets                                                85,393,302              83,817,255
Net assets at beginning of period (Note 1)                                             85,858,055               2,040,800**
                                                                                       ----------               ---------
Net assets at end of period                                                          $171,251,357            $ 85,858,055
                                                                                     ============            ============
Undistributed net investment income                                                  $    276,654            $    249,635
                                                                                     ------------            ------------

 *   When shares became publicly available.

** Initial capital of $2,000,000 was contributed on Feb. 7, 2002. The Fund had an increase in net assets resulting from operations of $40,800 during the period from Feb. 7, 2002 to Feb. 14, 2002 (when shares became publicly available).

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
13   --   AXP MID CAP VALUE FUND   --   2003 ANNUAL REPORT

Notes to Financial Statements

AXP Mid Cap Value Fund

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The Fund is a series of AXP Investment Series, Inc. and is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. AXP Investment Series, Inc. has 10 billion authorized shares of capital stock that can be allocated among the separate series as designated by the board. The Fund invests primarily in mid-cap companies. On Feb. 7, 2002, American Express Financial Corporation (AEFC) invested $2,000,000 in the Fund which represented 394,000 shares for Class A, 2,000 shares for Class B, Class C and Class Y, respectively, which represented the initial capital for each class at $5 per share. Shares of the Fund were first offered to the public on Feb. 14, 2002.

The Fund offers Class A, Class B, Class C and Class Y shares.

o    Class A shares are sold with a front-end sales charge.

o Class B shares may be subject to a contingent deferred sales charge (CDSC) and automatically convert to Class A shares during the ninth calendar year of ownership.

o    Class C shares may be subject to a CDSC.

o Class Y shares have no sales charge and are offered only to qualifying institutional investors.

All classes of shares have identical voting, dividend and liquidation rights. The distribution fee, incremental transfer agency fee and service fee (class specific expenses) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

The Fund's significant accounting policies are summarized below:

Use of estimates

Preparing financial statements that conform to accounting principles generally accepted in the United States of America requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

Valuation of securities

All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. Securities for which market quotations are not readily available are valued at fair value according to methods selected in good faith by the board. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.

--------------------------------------------------------------------------------
14   --   AXP MID CAP VALUE FUND   --   2003 ANNUAL REPORT

Option transactions

To produce incremental earnings, protect gains, and facilitate buying and selling of securities for investments, the Fund may buy and write options traded on any U.S. or foreign exchange or in the over-the-counter market where completing the obligation depends upon the credit standing of the other party. The Fund also may buy and sell put and call options and write covered call options on portfolio securities as well as write cash-secured put options. The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist.

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss when the option transaction expires or closes. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

Futures transactions

To gain exposure to or protect itself from market changes, the Fund may buy and sell financial futures contracts traded on any U.S. or foreign exchange. The Fund also may buy and write put and call options on these futures contracts. Risks of entering into futures contracts and related options include the possibility of an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

--------------------------------------------------------------------------------
15   --   AXP MID CAP VALUE FUND   --   2003 ANNUAL REPORT

Foreign currency translations and foreign currency contracts

Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the statement of operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes.

The Fund may enter into forward foreign currency exchange contracts for operational purposes. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Fund is subject to the credit risk that the other party will not complete its contract obligations.

Federal taxes

The Fund's policy is to comply with all sections of the Internal Revenue Code that apply to regulated investment companies and to distribute substantially all of its taxable income to shareholders. No provision for income or excise taxes is thus required.

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of deferred losses on certain futures contracts, the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes, and losses deferred due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

On the statement of assets and liabilities, as a result of permanent book-to-tax differences, undistributed net investment income has been decreased by $59,077 and accumulated net realized loss has been decreased by $59,077.

--------------------------------------------------------------------------------
16   --   AXP MID CAP VALUE FUND   --   2003 ANNUAL REPORT

The tax character of distributions paid for the periods indicated is as follows:

                                                             For the period from
                                           Sept. 30, 2003      Feb. 14, 2002*
                                             Year ended       to Sept. 30, 2002
Class A
Distributions paid from:
   Ordinary income                           $343,253               $--
   Long-term capital gain                          --                --
Class B
Distributions paid from:
   Ordinary income                             36,322                --
   Long-term capital gain                          --                --
Class C
Distributions paid from:
   Ordinary income                              2,658                --
   Long-term capital gain                          --                --
Class Y
Distributions paid from:
   Ordinary income                                 42                --
   Long-term capital gain                          --                --

* When shares became publicly available.

As of Sept. 30, 2003, the components of distributable earnings on a tax basis are as follows:

Undistributed ordinary income                               $    67,717
Accumulated long-term gain (loss)                           $(5,035,436)
Unrealized appreciation (depreciation)                      $10,853,596

Dividends to shareholders

An annual dividend from net investment income, declared and paid at the end of the calendar year, when available, is reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the income dividend.

Other

Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date and interest income, including amortization of premium, market discount and original issue discount using the effective interest method, is accrued daily.

--------------------------------------------------------------------------------
17   --   AXP MID CAP VALUE FUND   --   2003 ANNUAL REPORT

2. EXPENSES AND SALES CHARGES

The Fund has agreements with AEFC to manage its portfolio and provide administrative services. Under an Investment Management Services Agreement, AEFC determines which securities will be purchased, held or sold. The management fee is a percentage of the Fund's average daily net assets in reducing percentages from 0.70% to 0.58% annually. The fee may be adjusted upward or downward by a performance incentive adjustment based on a comparison of the performance of Class A shares of the Fund to the Lipper Mid-Cap Value Funds Index. Prior to Dec. 1, 2002, the maximum adjustment was 0.12% of the Fund's average daily net assets after deducting 1% from the performance difference. If the performance difference was less than 1%, the adjustment was zero. On Nov. 13, 2002, shareholders approved modification of the performance incentive adjustment calculation by adjusting the performance difference intervals, while retraining the previous maximum adjustment and reducing the amount of the performance difference for which no adjustment is made to 0.50%. The effect of the modifications began Dec. 1, 2002. The adjustment decreased the fee by $72,172 for the year ended Sept. 30, 2003.

Under an Administrative Services Agreement, the Fund pays AEFC a fee for administration and accounting services at a percentage of the Fund's average daily net assets in reducing percentages from 0.05% to 0.02% annually. A minor portion of additional administrative service expenses paid by the Fund are consultants' fees and fund office expenses. Under this agreement, the Fund also pays taxes, audit and certain legal fees, registration fees for shares, compensation of board members, corporate filing fees and any other expenses properly payable by the Fund and approved by the board.

Under a Deferred Compensation Plan (the Plan), non-interested board members may defer receipt of a portion of their annual compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in a cross-section of American Express mutual funds, and are marked-to-market accordingly. Deferred amounts remain in the Fund until distributed in accordance with the Plan.

Under a separate Transfer Agency Agreement, American Express Client Service Corporation (AECSC) maintains shareholder accounts and records. The incremental transfer agency fee is the amount charged to the specific classes for the additional expense above the fee for Class Y. The Fund pays AECSC an annual fee per shareholder account for this service as follows:

o   Class A $19.50

o   Class B $20.50

o   Class C $20.00

o   Class Y $17.50

In addition, there is an annual closed-account fee of $5 per inactive account, charged on a pro rata basis from the date the account becomes inactive until the date the account is purged from the transfer agent system generally within one year. However, the closed account fee is not being charged to the Fund until a new transfer agency system is installed.

Under terms of a prior agreement that ended April 30, 2003, the Fund paid a transfer agency fee at an annual rate per shareholder account of $19 for Class A, $20 for Class B, $19.50 for Class C and $17 for Class Y.

--------------------------------------------------------------------------------
18   --   AXP MID CAP VALUE FUND   --   2003 ANNUAL REPORT

The Fund has agreements with American Express Financial Advisors Inc. (the Distributor) for distribution and shareholder services. Under a Plan and Agreement of Distribution, the Fund pays a fee at an annual rate up to 0.25% of the Fund's average daily net assets attributable to Class A shares and up to 1.00% for Class B and Class C shares.

Under a Shareholder Service Agreement, the Fund pays the Distributor a fee for service provided to shareholders by financial advisors and other servicing agents. The fee is calculated at a rate of 0.10% of the Fund's average daily net assets attributable to Class Y shares.

Sales charges received by the Distributor for distributing Fund shares were $613,066 for Class A, $40,788 for Class B and $1,439 for Class C for the year ended Sept. 30, 2003.

For the year ended Sept. 30, 2003, AEFC and its affiliates waived certain fees and expenses to 1.38% for Class A, 2.14% for Class B, 2.15% for Class C and 1.17% for Class Y. In addition, AEFC and its affiliates have agreed to waive certain fees and expenses until Sept. 30, 2004. Under this agreement, total expenses will not exceed 1.40% for Class A, 2.16% for Class B, 2.16% for Class C and 1.22% for Class Y of the Fund's average daily net assets.

During the year ended Sept. 30, 2003, the Fund's custodian and transfer agency fees were reduced by $3,679 as a result of earnings credits from overnight cash balances. The Fund also pays custodian fees to American Express Trust Company, an affiliate of AEFC.

3. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $98,590,341 and $41,372,298, respectively, for the year ended Sept. 30, 2003. Realized gains and losses are determined on an identified cost basis.

Brokerage clearing fees paid to brokers affiliated with AEFC were $23,417 for the year ended Sept. 30, 2003.

4. CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock for the periods indicated are as follows:

                                                          Year ended Sept. 30, 2003
                                             Class A       Class B       Class C    Class Y
Sold                                       11,731,576     5,950,325      284,842     9,372
Issued for reinvested distributions            80,964         8,562          552        --
Redeemed                                   (4,068,066)   (2,456,683)    (148,828)   (1,215)
                                           ----------    ----------     --------    ------
Net increase (decrease)                     7,744,474     3,502,204      136,566     8,157
                                            ---------     ---------      -------     -----

                                                      Feb. 14, 2002* to Sept. 30, 2002
                                             Class A       Class B       Class C    Class Y
Sold                                       15,066,310     8,511,681      452,717     3,615
Issued for reinvested distributions                --            --           --        --
Redeemed                                   (1,962,404)     (963,239)     (45,109)   (2,400)
                                           ----------      --------      -------    ------
Net increase (decrease)                    13,103,906     7,548,442      407,608     1,215
                                           ----------     ---------      -------     -----

* When shares became publicly available.

--------------------------------------------------------------------------------
19   --   AXP MID CAP VALUE FUND   --   2003 ANNUAL REPORT

5. LENDING OF PORTFOLIO SECURITIES

As of Sept. 30, 2003, securities valued at $4,421,950 were on loan to brokers. For collateral, the Fund received $4,850,000 in cash. Income from securities lending amounted to $9,308 for the year ended Sept. 30, 2003. The risks to the Fund of securities lending are that the borrower may not provide additional collateral when required or return the securities when due.

6. BANK BORROWINGS

The Fund has a revolving credit agreement with a syndicate of banks headed by Deutsche Bank, whereby the Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. The Fund must maintain asset coverage for borrowings of at least 300%. The agreement, which enables the Fund to participate with other American Express mutual funds, permits borrowings up to $500 million, collectively. Interest is charged to each Fund based on its borrowings at a rate equal to either the LIBOR plus 0.50%, the IBOR plus 0.50% or the higher of the Federal Funds Rate plus 0.25% and the Prime Lending Rate. Borrowings are payable within 60 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.09% per annum. The Fund had no borrowings outstanding during the year ended Sept. 30, 2003.

7. CAPITAL LOSS CARRY-OVER

For federal income tax purposes, the Fund has a capital loss carry-over of $5,035,436 as of Sept. 30, 2003, that will expire in 2010 if not offset by capital gains. It is unlikely the board will authorize a distribution of any net realized capital gains until the available capital loss carry-over has been offset or expires.

--------------------------------------------------------------------------------
20   --   AXP MID CAP VALUE FUND   --   2003 ANNUAL REPORT

8. FINANCIAL HIGHLIGHTS

The tables below show certain important financial information for evaluating the Fund's results.

Class A
Per share income and capital changes(a)
Fiscal period ended Sept. 30,                                         2003             2002(b)
Net asset value, beginning of period                                 $4.01            $ 5.10
Income from investment operations:
Net investment income (loss)                                           .02               .01
Net gains (losses) (both realized and unrealized)                     1.22             (1.10)
Total from investment operations                                      1.24             (1.09)
Less distributions:
Dividends from net investment income                                  (.02)               --
Net asset value, end of period                                       $5.23            $ 4.01

Ratios/supplemental data
Net assets, end of period (in millions)                               $111               $54
Ratio of expenses to average daily net assets(c),(e)                 1.38%             1.38%(d)
Ratio of net investment income (loss) to average daily net assets     .67%              .86%(d)
Portfolio turnover rate (excluding short-term securities)              36%               18%
Total return(i)                                                     31.11%           (21.37%)(j)

See accompanying notes to financial highlights.

--------------------------------------------------------------------------------
21   --   AXP MID CAP VALUE FUND   --   2003 ANNUAL REPORT

Class B
Per share income and capital changes(a)
Fiscal period ended Sept. 30,                                         2003             2002(b)
Net asset value, beginning of period                                 $3.99            $ 5.10
Income from investment operations:
Net gains (losses) (both realized and unrealized)                     1.19             (1.11)
Net asset value, end of period                                       $5.18            $ 3.99

Ratios/supplemental data
Net assets, end of period (in millions)                                $57               $30
Ratio of expenses to average daily net assets(c),(f)                 2.14%             2.15%(d)
Ratio of net investment income (loss) to average daily net assets    (.09%)             .10%(d)
Portfolio turnover rate (excluding short-term securities)              36%               18%
Total return(i)                                                     29.95%           (21.76%)(j)

See accompanying notes to financial highlights.

--------------------------------------------------------------------------------
22   --   AXP MID CAP VALUE FUND   --   2003 ANNUAL REPORT

Class C
Per share income and capital changes(a)
Fiscal period ended Sept. 30,                                         2003             2002(b)
Net asset value, beginning of period                                 $3.99            $ 5.10
Income from investment operations:
Net investment income (loss)                                           .01                --
Net gains (losses) (both realized and unrealized)                     1.20             (1.11)
Total from investment operations                                      1.21             (1.11)
Less distributions:
Dividends from net investment income                                  (.01)               --
Net asset value, end of period                                       $5.19            $ 3.99

Ratios/supplemental data
Net assets, end of period (in millions)                                 $3                $2
Ratio of expenses to average daily net assets(c),(g)                 2.15%             2.15%(d)
Ratio of net investment income (loss) to average daily net assets    (.09%)             .12%(d)
Portfolio turnover rate (excluding short-term securities)              36%               18%
Total return(i)                                                     30.25%           (21.76%)(j)

See accompanying notes to financial highlights.

--------------------------------------------------------------------------------
23   --   AXP MID CAP VALUE FUND   --   2003 ANNUAL REPORT

Class Y
Per share income and capital changes(a)
Fiscal period ended Sept. 30,                                         2003             2002(b)
Net asset value, beginning of period                                 $4.01            $ 5.10
Income from investment operations:
Net investment income (loss)                                           .03               .01
Net gains (losses) (both realized and unrealized)                     1.23             (1.10)
Total from investment operations                                      1.26             (1.09)
Less distributions:
Dividends from net investment income                                  (.02)               --
Net asset value, end of period                                       $5.25            $ 4.01

Ratios/supplemental data
Net assets, end of period (in millions)                                $--               $--
Ratio of expenses to average daily net assets(c),(h)                 1.17%             1.18%(d)
Ratio of net investment income (loss) to average daily net assets     .85%              .94%(d)
Portfolio turnover rate (excluding short-term securities)              36%               18%
Total return(i)                                                     31.57%           (21.37%)(j)

Notes to financial highlights

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from Feb. 14, 2002 (when shares became publicly available) to Sept. 30, 2002.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d)  Adjusted to an annual basis.

(e) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses for Class A would have been 1.45% and 1.96% for the periods ended Sept. 30, 2003 and 2002, respectively.

(f) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses for Class B would have been 2.21% and 2.72% for the periods ended Sept. 30, 2003 and 2002, respectively.

(g) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses for Class C would have been 2.21% and 2.72% for the periods ended Sept. 30, 2003 and 2002, respectively.

(h) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses for Class Y would have been 1.27% and 1.78% for the periods ended Sept. 30, 2003 and 2002, respectively.

(i)  Total return does not reflect payment of a sales charge.

(j)  Not annualized.

--------------------------------------------------------------------------------
24   --   AXP MID CAP VALUE FUND   --   2003 ANNUAL REPORT

Independent Auditors' Report

THE BOARD AND SHAREHOLDERS

AXP INVESTMENT SERIES, INC.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments in securities, of AXP Mid Cap Value Fund (a series of AXP Investment Series, Inc.) as of September 30, 2003, the related statement of operations for the year then ended and the statements of changes in net assets and the financial highlights for the year ended September 30, 2003 and for the period from February 14, 2002 (when shares became publicly available) to September 30, 2002. These financial statements and the financial highlights are the responsibility of fund management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2003, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AXP Mid Cap Value Fund as of September 30, 2003, and the results of its operations, changes in its net assets and the financial highlights for the periods stated in the first paragraph above, in conformity with accounting principles generally accepted in the United States of America.

KPMG LLP

Minneapolis, Minnesota

November 14, 2003

--------------------------------------------------------------------------------
25   --   AXP MID CAP VALUE FUND   --   2003 ANNUAL REPORT

Investments in Securities

Balanced Portfolio

Sept. 30, 2003

(Percentages represent value of investments compared to net assets)

Common stocks (60.4%)

Issuer                                        Shares               Value(a)

Aerospace & defense (1.9%)
Boeing                                      140,100                 $4,809,633
General Dynamics                             36,000                  2,810,160
Lockheed Martin                             197,000                  9,091,550
Northrop Grumman                             98,500                  8,492,670
United Technologies                          65,000                  5,023,200
Total                                                               30,227,213

Airlines (--%)
Northwest Airlines Cl A                      70,000(b)                 679,000

Automotive & related (0.2%)
General Motors                               85,000                  3,479,050

Banks and savings & loans (7.6%)
Bank of America                             304,500                 23,763,180
Bank of New York                            300,000                  8,733,000
Bank One                                    165,000                  6,377,250
Commerce Bancorp                             60,000                  2,874,600
FleetBoston Financial                       311,100                  9,379,665
Golden West Financial                        45,000                  4,027,950
Mellon Financial                            206,200                  6,214,868
PNC Financial Services Group                149,000                  7,089,420
U.S. Bancorp                                674,200                 16,174,058
Wachovia                                    222,000                  9,144,180
Washington Mutual                           180,000                  7,086,600
Wells Fargo                                 310,600                 15,995,900
Total                                                              116,860,671

Beverages & tobacco (2.6%)
Altria Group                                398,100                 17,436,780
Coca-Cola                                   228,000                  9,794,880
Pepsi Bottling Group                        200,000                  4,116,000
PepsiCo                                     203,100                  9,308,073
Total                                                               40,655,733

Broker dealers (2.7%)
J.P. Morgan Chase                           465,500                 15,980,615
Merrill Lynch & Co                          230,100                 12,317,253
Morgan Stanley                              261,100                 13,175,106
Total                                                               41,472,974

Building materials & construction (0.6%)
American Standard                            38,600(b)               3,252,050
Masco                                       127,000                  3,108,960
Temple-Inland                                65,000                  3,155,750
Total                                                                9,516,760

Cable (1.5%)
Comcast Cl A                                177,457(b)               5,479,872
Comcast Special Cl A                        204,800(b)               6,049,792
EchoStar Communications Cl A                115,000(b)               4,401,050
NTL                                         161,800(b)               7,624,016
Total                                                               23,554,730

Cellular telecommunications (0.2%)
Vodafone Group ADR                          127,700(c)               2,585,925

Chemicals (1.5%)
Dow Chemical                                374,800                 12,195,992
du Pont (EI) de Nemours                     114,500                  4,581,145
Eastman Chemical                             57,600                  1,929,600
Lyondell Chemical                           240,000(m)               3,067,200
RPM Intl                                    157,000                  2,050,420
Total                                                               23,824,357

Computer hardware (1.6%)
Apple Computer                              224,100(b)               4,623,183
Cisco Systems                                50,200(b)                 980,908
Dell                                        128,100(b)               4,277,259
Hewlett-Packard                             674,000                 13,048,640
Sun Microsystems                            781,000(b)               2,585,110
Total                                                               25,515,100

Computer software & services (1.4%)
Affiliated Computer Services Cl A            82,700(b)               4,026,663
Cadence Design Systems                      218,400(b)               2,926,560
First Data                                   49,000                  1,958,040
Microsoft                                   438,200                 12,177,578
Total                                                               21,088,841

See accompanying notes to investments in securities.

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9   --   AXP MUTUAL   --   2003 ANNUAL REPORT

Issuer                                        Shares               Value(a)

Electronics (0.9%)
Micron Technology                           155,000(b)              $2,080,100
Natl Semiconductor                          140,000(b)               4,520,600
Solectron                                   261,500(b)               1,529,775
Teradyne                                    118,000(b)               2,194,800
Texas Instruments                           185,000                  4,218,000
Total                                                               14,543,275

Energy (4.8%)
Anadarko Petroleum                           57,000                  2,380,320
Burlington Resources                         97,200                  4,685,040
ChevronTexaco                               319,900                 22,856,855
ConocoPhillips                              370,000                 20,257,500
Exxon Mobil                                 618,600                 22,640,760
Total                                                               72,820,475

Energy equipment & services (1.1%)
Schlumberger                                110,000                  5,324,000
Transocean                                  300,000(b)               6,000,000
Weatherford Intl                            137,000(b)               5,175,860
Total                                                               16,499,860

Environmental services (0.2%)
Allied Waste Inds                           359,100(b)               3,878,280

Finance companies (3.1%)
Citigroup                                 1,049,100                 47,744,541

Financial services (2.9%)
Capital One Financial                       151,200                  8,624,448
Fannie Mae                                  178,000                 12,495,600
Freddie Mac                                 204,800                 10,721,280
MBNA                                        561,000                 12,790,800
Total                                                               44,632,128

Food (0.2%)
Kraft Foods Cl A                            121,400                  3,581,300

Furniture & appliances (0.1%)
Leggett & Platt                              85,000                  1,838,550

Health care products (3.4%)
Baxter Intl                                 275,000                  7,991,500
Bristol-Myers Squibb                        105,000                  2,694,300
Medco Health Solutions                       96,485(b)               2,501,856
Merck & Co                                  276,000                 13,971,120
Pfizer                                      284,800                  8,652,224
Schering-Plough                             610,900                  9,310,116
Wyeth                                       186,300                  8,588,430
Total                                                               53,709,546

Health care services (0.9%)
AmerisourceBergen                            25,000                  1,351,250
HCA                                          81,500                  3,004,090
Lincare Holdings                             67,000(b)               2,455,550
Select Medical                               94,900(b)               2,733,120
Tenet Healthcare                            351,900(b)               5,095,512
Total                                                               14,639,522

Household products (1.4%)
Clorox                                       50,000                  2,293,500
Kimberly-Clark                              172,200                  8,837,304
Procter & Gamble                            108,400                 10,061,688
Total                                                               21,192,492

Industrial transportation (0.3%)
Union Pacific                                84,800                  4,932,816

Insurance (3.8%)
ACE                                         136,500(c)               4,515,420
Allstate                                    369,400                 13,494,182
American Intl Group                         251,200                 14,494,239
Chubb                                       157,300                 10,205,624
CIGNA                                        64,300                  2,870,995
Hartford Financial Services Group            75,000                  3,947,250
Montpelier Re Holdings                       55,250(b,c)             1,665,788
Prudential Financial                        110,000                  4,109,600
Travelers Property Casualty Cl A            190,000                  3,017,200
Travelers Property Casualty Cl B            103,411                  1,642,167
Total                                                               59,962,465

Leisure time & entertainment (1.1%)
AOL Time Warner                             275,000(b)               4,155,250
Mattel                                      210,300                  3,987,288
Viacom Cl B                                 248,200                  9,506,060
Total                                                               17,648,598

Machinery (0.6%)
Caterpillar                                  64,200                  4,419,528
Illinois Tool Works                          48,000                  3,180,480
SPX                                          56,100(b)               2,540,208
Total                                                               10,140,216

Media (2.6%)
Cendant                                     407,200(b)               7,610,568
Disney (Walt)                               652,700                 13,164,959
InterActiveCorp                              74,600(b)               2,465,530
Liberty Media Cl A                          608,400(b)               6,065,748
McGraw-Hill Companies                        30,000                  1,863,900

See accompanying notes to investments in securities.
--------------------------------------------------------------------------------
10   --   AXP MUTUAL   --   2003 ANNUAL REPORT

Issuer                                        Shares               Value(a)

Media (cont.)
Reader's Digest Assn                        123,200                 $1,723,568
Scripps (EW) Cl A                            26,000                  2,212,600
Tribune                                     108,600                  4,984,740
Total                                                               40,091,613

Metals (0.6%)
Alcan                                        55,000(c)               2,104,300
Alcoa                                       135,000                  3,531,600
Phelps Dodge                                 70,000(b)               3,276,000
Total                                                                8,911,900

Multi-industry (1.7%)
Accenture Cl A                              117,750(b,c)             2,630,535
Dover                                       175,000                  6,189,750
General Electric                            345,000                 10,284,450
ITT Inds                                     30,000                  1,795,200
Tyco Intl                                   250,000(c)               5,107,500
Total                                                               26,007,435

Paper & packaging (1.0%)
Avery Dennison                              111,500                  5,632,980
Bowater                                      95,000                  3,995,700
Intl Paper                                   81,000                  3,160,620
Weyerhaeuser                                 43,200                  2,525,040
Total                                                               15,314,340

Real estate investment trust (0.6%)
Apartment Investment
  & Management Cl A                          60,000                  2,361,600
Equity Office Properties Trust              186,000                  5,120,580
Starwood Hotels
  & Resorts Worldwide                        62,000                  2,157,600
Total                                                                9,639,780

Restaurants (0.7%)
Brinker Intl                                129,000(b)               4,303,440
McDonald's                                  313,700                  7,384,498
Total                                                               11,687,938

Retail -- general (1.4%)
BJ's Wholesale Club                          95,000(b)               1,840,150
Circuit City Stores                         145,400                  1,385,662
Costco Wholesale                            100,000(b)               3,108,000
Dollar General                               50,900                  1,018,000
Home Depot                                  202,000                  6,433,700
Sonic Automotive                            130,000                  3,127,800
Staples                                      68,350(b)               1,623,313
Target                                      107,300(m)               4,037,699
Total                                                               22,574,324

Retail -- grocery (0.5%)
Kroger                                      293,000(b)               5,235,910
Safeway                                     128,000(b)               2,936,320
Total                                                                8,172,230

Telecom equipment & services (0.5%)
Motorola                                    224,900                  2,692,053
Nokia ADR                                   372,300(c,m)             5,807,880
Total                                                                8,499,933

Utilities -- electric (1.6%)
Dominion Resources                          133,800                  8,282,220
Exelon                                      120,000                  7,620,000
FirstEnergy                                 130,000                  4,147,000
FPL Group                                    24,500                  1,548,400
Pepco Holdings                              172,900                  2,987,712
Total                                                               24,585,332

Utilities -- telephone (2.6%)
BellSouth                                   409,400                  9,694,592
KT ADR                                      234,000(c)               4,663,620
SBC Communications                          497,200                 11,062,700
Verizon Communications                      454,200                 14,734,248
Total                                                               40,155,160

Total common stocks
(Cost: $930,466,993)                                              $942,864,403

Preferred stock (--%)

Intermedia Communications
  13.50% Pay-in-kind Series B                     1(l)                      $2

Total preferred stock

(Cost: $605)                                                                $2

Bonds (34.4%)

Issuer                 Coupon               Principal                  Value(a)
                        rate                 amount

Foreign government (0.2%)
United Mexican States
  (U.S. Dollar)
   01-16-13              6.38%           $3,190,000(c)              $3,349,500
   03-03-15              6.63               120,000(c)                 126,060
Total                                                                3,475,560

See accompanying notes to investments in securities.
--------------------------------------------------------------------------------
11   --   AXP MUTUAL   --   2003 ANNUAL REPORT

Issuer                 Coupon               Principal                  Value(a)
                        rate                 amount

U.S. government obligations & agencies (8.7%)
Federal Home Loan Bank
   06-14-13              3.88%           $7,855,000                 $7,522,592
Federal Home Loan Mtge Corp
   08-15-06              2.75             3,080,000                  3,129,665
   12-20-07              3.53             8,700,000                  8,899,996
   07-15-13              4.50            13,200,000                 13,278,408
Federal Natl Mtge Assn
   07-26-07              4.32             6,300,000                  6,545,196
U.S. Treasury
   01-31-05              1.63            10,500,000                 10,566,444
   05-31-05              1.25             2,700,000                  2,697,894
   08-31-05              2.00             3,900,000                  3,942,046
   11-15-05              5.75               830,000                    903,014
   08-15-06              2.38             1,400,000                  1,419,414
   08-15-07              3.25             2,345,000                  2,421,304
   09-15-08              3.13             7,525,000                  7,629,643
   11-15-08              4.75             1,100,000                  1,198,184
   08-15-13              4.25             9,824,000                 10,068,028
   11-15-16              7.50               160,000                    208,863
   08-15-22              7.25             1,700,000                  2,201,832
   08-15-23              6.25            14,800,000                 17,301,540
   02-15-26              6.00            12,800,000                 14,590,502
   02-15-31              5.38            19,307,000                 20,718,823
Total                                                              135,243,388

Mortgage-backed securities (14.3%)(f)
Collateralized Mtge Obligation Trust
   12-20-14              9.95               506,963                    508,410
Federal Home Loan Mtge Corp
   07-01-07              6.50                   324                        326
   07-01-08              6.75                50,439                     50,700
   06-01-09              5.50               853,649                    890,261
   01-01-11              6.50             2,648,730                  2,794,655
   09-27-12              3.61             1,070,000                  1,083,182
   05-01-17              6.00             2,938,005                  3,058,727
   07-01-17              6.00             2,709,771                  2,821,115
   07-01-17              7.00             4,009,815                  4,258,094
   12-01-17              5.50             2,532,389                  2,621,023
   05-01-18              5.50               994,798                  1,029,655
   08-01-18              5.00             1,245,387                  1,276,424
   10-01-18              5.00             2,900,000                  2,972,273
   04-01-32              6.00             1,922,707(k)               1,986,646
   04-01-32              7.00             5,564,327                  5,873,719
   06-01-32              7.00             2,757,048                  2,937,720
   07-01-32              7.00             5,138,571                  5,424,290
   04-01-33              6.00             6,014,417                  6,246,929
   05-01-33              5.50             1,985,585                  2,026,228
   06-01-33              5.50             3,083,658                  3,146,777
   09-01-33              4.56             1,600,000(j)               1,593,008
   10-01-33              5.00             1,807,000(k)               1,806,436
  Collateralized Mtge Obligation
   07-15-16              4.00             1,200,000(k)               1,209,938
   10-15-18              5.00             1,100,000                  1,149,501
   11-15-18              5.00             2,800,000                  2,925,874
   01-15-19              5.00             2,200,000                  2,298,313
   02-15-33              5.50             1,634,897                  1,744,075
   11-15-33              5.00             1,600,000(k)               1,667,813
   02-25-42              6.50             2,856,850                  3,038,974
  Interest Only
   02-15-14             14.30               800,000(g)                  82,280
   06-15-18             42.44               698,795(g)                  44,645
  Trust Series Z
   10-15-23              6.50                38,784(i)                  42,640
Federal Natl Mtge Assn
   11-01-12              4.79             4,790,000                  4,901,478
   01-01-13              4.78             1,515,000                  1,579,521
   01-01-13              4.92               510,689                    525,566
   02-01-13              4.83               907,819                    928,232
   06-01-13              4.54             2,095,474                  2,110,779
   06-01-13              4.85             1,375,366                  1,402,441
   10-01-13              4.50             2,000,000(k)               2,040,000
   02-01-14              7.50               147,467                    153,528
   03-01-17              6.50             2,670,178                  2,821,155
   09-01-17              6.00             6,008,151                  6,271,743
   02-01-18              5.50             1,882,622                  1,957,367
   03-01-18              5.50               981,736                  1,020,720
   04-01-18              5.50             1,964,710                  2,038,457
   07-01-18              4.50             2,970,728                  2,995,172
   08-01-18              5.50             1,975,200                  2,045,026
   10-01-18              4.50             2,175,000(k)               2,192,672
   10-01-18              5.00            10,230,000(k)              10,479,355
   07-01-23              5.00             1,434,302                  1,453,343
   07-01-23              5.50             2,473,683                  2,546,339
   08-30-23              5.50             1,900,000(k)               1,957,594
   09-01-23              5.50             2,485,444                  2,558,444
   06-01-24              9.00               798,130                    884,970
   08-01-25              7.50             1,704,864                  1,827,913
   07-01-28              5.50             1,433,367                  1,470,996
   07-01-30              8.50                 2,688                      2,897
   06-01-31              7.00             3,208,557                  3,427,973

See accompanying notes to investments in securities.
--------------------------------------------------------------------------------
12   --   AXP MUTUAL   --   2003 ANNUAL REPORT

Issuer                 Coupon               Principal                  Value(a)
                        rate                 amount

Mortgage-backed securities (cont.)
Federal Natl Mtge Assn (cont.)
   03-01-32              7.50%             $802,115                   $856,000
   06-01-32              7.50             2,494,772                  2,662,259
   08-01-32              7.00             4,234,758                  4,504,224
   09-01-32              6.00             4,298,832                  4,440,311
   11-01-32              6.00             2,451,480                  2,530,047
   01-01-33              6.00             4,301,405                  4,456,878
   02-01-33              6.50             1,932,581                  2,014,511
   03-01-33              5.50             2,994,401                  3,061,685
   03-01-33              6.00             5,700,781                  5,897,705
   04-01-33              5.50            12,030,601                 12,304,195
   04-01-33              6.00             6,563,818                  6,799,611
   05-01-33              5.50             1,962,072                  2,005,375
   07-01-33              5.50             3,337,031                  3,406,442
   10-01-33              6.50               600,000(k)                 625,313
   11-01-33              5.00             4,500,000(k)               4,484,529
   11-01-33              6.50            14,000,000(k)              14,555,659
  Collateralized Mtge Obligation
   07-25-16              4.00             1,200,000(k)               1,206,328
   07-30-33              5.50             6,106,500                  6,470,505
   09-25-42              5.00               920,000                    948,117
  Interest Only
   12-25-12              3.55               800,000(g)                  58,986
Govt Natl Mtge Assn
   03-15-33              7.00               823,149                    875,506
   05-15-33              6.00             1,865,383                  1,939,221
   10-01-33              5.50             4,675,000(k)               4,791,875
  Collateralized Mtge Obligation
  Interest Only
   01-20-32              0.00             1,000,000(g)                 107,077
   08-20-32              0.00             3,281,472(g)                 599,420
Total                                                              221,806,111

Aerospace & defense (0.1%)
Alliant Techsystems
   05-15-11              8.50                50,000                     54,500
L-3 Communications
   06-15-12              7.63               250,000                    268,750
Lockheed Martin
   12-01-09              8.20               390,000                    482,837
Raytheon
   04-01-13              5.38               930,000                    958,230
TD Funding
  Sr Sub Nts
   07-15-11              8.38               125,000(d)                 134,063
Total                                                                1,898,380

Airlines (--%)
Northwest Airlines
   02-01-20              6.81               211,200                    172,764

Automotive & related (0.3%)
DaimlerChrysler North America Holding
   01-15-08              4.75               320,000                    327,293
   06-04-08              4.05             2,720,000                  2,697,941
Ford Motor
   02-01-29              6.38             1,480,000                  1,205,442

Total                                                                4,230,676

Banks and savings & loans (0.9%)
AmSouth Bank NA
  Sub Nts
   04-01-13              4.85             1,440,000                  1,463,746
Bank of America
   01-15-11              7.40               440,000                    522,562
  Sr Nts
   09-15-12              4.88             2,450,000                  2,497,674
Banknorth Group
  Sr Nts
   05-01-08              3.75               450,000                    455,810
Credit Suisse First Boston USA
   01-15-12              6.50               800,000                    897,903
Fifth Third Bank
   08-15-08              3.38               380,000                    383,606
Fleet National Bank
  Sub Nts
   01-15-09              5.75               360,000                    397,894
US Bank Natl Assn Minnesota
   08-01-11              6.38             1,080,000                  1,223,446
Wachovia
   08-15-08              3.50               770,000                    776,761
Washington Mutual
  Series 2003-AR10 ClA6
   10-25-33              4.11             1,900,000                  1,908,312
Washington Mutual Bank
  Sub Nts
   06-15-11              6.88             1,800,000                  2,062,702
Wells Fargo Bank NA
  Sub Nts
   02-01-11              6.45             1,500,000(m)               1,709,895
Total                                                               14,300,311

See accompanying notes to investments in securities.

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13   --   AXP MUTUAL   --   2003 ANNUAL REPORT

Issuer                 Coupon               Principal                  Value(a)
                        rate                 amount

Beverages & tobacco (0.2%)
Cott Beverages
   12-15-11              8.00%             $200,000                   $215,250
Diageo Capital
  (U.S. Dollar)
   11-19-07              3.50               950,000(c)                 967,022
   03-20-08              3.38             1,230,000(c)               1,240,295
Johnsondiversey Holdings
  (Zero coupon through 05-15-07,
  thereafter 10.67%)
   05-15-13             22.07                60,000(d,o)                41,700
Total                                                                2,464,267

Broker dealers (0.7%)
Goldman Sachs Group
   01-15-11              6.88               490,000                    563,424
   04-01-13              5.25               490,000                    506,268
   07-15-13              4.75               200,000                    198,086
LaBranche
  Sr Sub Nts
   03-02-07             12.00                85,000                     96,050
Lehman Brothers Holdings
   08-07-08              3.50               850,000                    851,760
Merrill Lynch
   11-15-07              4.00               690,000                    713,807
Morgan Stanley
   04-15-11              6.75             1,900,000                  2,170,782
   03-01-13              5.30               320,000                    330,438
Morgan Stanley Capital 1
  Series 2003-IQ4 Cl A1
   05-15-40              3.27             1,974,051                  1,930,658
  Series 2003-T11 Cl A2
   06-13-41              4.34             1,560,000                  1,607,010
Morgan Stanley, Dean Witter Capital 1
  Series 2002-IQ2 Cl A2
   12-15-35              5.16               240,000                    257,235
  Series 2002-IQ2 Cl A3
   12-15-35              5.52               440,000                    475,366
  Series 2002-TOP7 Cl A2
   01-15-39              5.98               830,000                    919,108
Total                                                               10,619,992

Building materials & construction (--%)
Koppers
   10-15-13              9.88                30,000(d,k)                31,252
Louisiana Pacific
  Sr Nts
   08-15-10              8.88               165,000                    191,813
Ryland Group
  Sr Nts
   06-01-08              5.38               310,000                    311,937
Total                                                                  535,002

Cable (0.4%)
Comcast
   03-15-11              5.50             4,610,000                  4,850,320
Comcast Cable Communications
   11-15-08              6.20               240,000                    265,228
Cox Communications
   10-01-12              7.13               240,000                    277,146
   06-01-13              4.63               290,000                    280,795
DirecTV Holdings/Finance
  Sr Nts
   03-15-13              8.38               100,000(d)                 112,750
Echostar
  Sr Nts
   10-01-08              5.75               225,000(d,k)               225,000
Mediacom LLC/Mediacom Capital
  Sr Nts
   01-15-13              9.50                75,000                     71,063
Rogers Cable
  (U.S. Dollar)
   06-15-13              6.25               275,000(c)                 274,656
Total                                                                6,356,958

Cellular telecommunications (0.1%)
AT&T Wireless Services
  Sr Nts
   03-01-11              7.88               260,000                    302,653
   03-01-31              8.75               900,000                  1,113,155
Nextel Communications
  Sr Nts
   08-01-15              7.38               170,000                    171,275
Total                                                                1,587,083

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
14   --   AXP MUTUAL   --   2003 ANNUAL REPORT

Issuer              Coupon                  Principal                  Value(a)
                      rate                   amount

Chemicals (0.1%)
Airgas
   10-01-11              9.13%             $150,000                   $166,500
Compass Minerals Group
   08-15-11             10.00               200,000                    222,000
Dow Chemical
   02-01-11              6.13               760,000                    811,669
MacDermid
   07-15-11              9.13               200,000                    221,000
Total                                                                1,421,169

Energy (0.4%)
Amerada Hess
   08-15-11              6.65             1,240,000                  1,358,279
Conoco Funding
  (U.S. Dollar)
   10-15-11              6.35             3,070,000(c)               3,469,158
Devon Financing
   09-30-11              6.88               470,000                    539,475
Gulfterra Energy Partner
  Sr Nts
   06-01-10              6.25               110,000(d)                 108,900
Newfield Exploration
  Sr Sub Nts
   08-15-12              8.38               250,000                    271,250
Tom Brown
   09-15-13              7.25                20,000                     20,700
Westport Resources
   11-01-11              8.25               200,000                    218,500
XTO Energy
  Sr Nts
   04-15-12              7.50               190,000                    211,375
   04-15-13              6.25               110,000                    113,575
Total                                                                6,311,212

Energy equipment & services (--%)
Grant Prideco Escrow
   12-15-09              9.00               150,000                    161,625
Key Energy Services
   03-01-08              8.38               160,000                    172,000
  Sr Nts
   05-01-13              6.38                90,000                     89,775
Offshore Logistics
   06-15-13              6.13                30,000                     28,650
Total                                                                  452,050

Finance companies (1.0%)
Citigroup
   01-18-11              6.50             2,160,000                  2,468,159
  Sub Nts
   10-01-10              7.25             4,890,000                  5,792,102
Ford Motor Credit
   10-01-13              7.00               630,000                    634,309
GMAC
   09-15-11              6.88             1,880,000                  1,951,446
   02-01-12              7.00             1,880,000                  1,957,358
Household Finance
   10-15-11              6.38             2,000,000                  2,223,684
Total                                                               15,027,058

Financial services (1.7%)
Bank of America
  First Union NB Commercial Mtge
  Series 2001-3 Cl A2
   04-11-37              5.46               580,000                    623,152
Bear Stearns
  Commercial Mtge Securities
  Series 2003-RWR2 Cl A4
   05-11-39              5.19             1,300,000                  1,353,317
  Series 2003-T10 Cl A1
   03-13-40              4.00             1,175,511                  1,185,902
California State Teachers' Retirement System Trust
  Series 2002-C6 Cl A3
   11-20-09              4.46             3,452,413(d)               3,553,607
Capital One Bank
  Sr Nts
   02-01-06              6.88               250,000                    271,940
Chase Manhattan Bank-First Union Natl
  Series 1999-1 C1 A2
   08-15-31              7.44             2,060,000                  2,422,941
Citibank Credit Card Issuance Trust
  Series 2003-A5 Cl A5
   04-07-08              2.50             1,770,000                  1,784,514
  Series 2003-A6 Cl A6
   05-17-10              2.90             1,300,000                  1,271,257
Commercial Mtge Acceptance
  Series 1998-C1 C1 A2
   07-15-31              6.49             2,300,000                  2,595,738
General Electric Capital
   06-15-12              6.00               720,000                    789,206
Greenwich Capital Commercial Funding
  Series 2002-C1 Cl A4
   01-11-35              4.95               580,000                    596,970

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
15   --   AXP MUTUAL   --   2003 ANNUAL REPORT

Issuer                 Coupon               Principal                  Value(a)
                        rate                 amount

Financial services (cont.)
HSBC Holdings
  (U.S. Dollar) Sub Nts
   12-12-12              5.25%             $840,000(c)                $874,855
LB-UBS Commercial Mtge Trust
  Series 2002-C2 Cl A3
   06-15-26              5.39             1,035,000                  1,112,039
  Series 2002-C2 Cl A4
   06-15-31              5.59               690,000                    744,092
  Series 2003-C3 Cl A2
   05-15-27              3.09             2,200,000                  2,174,950
MBNA Credit Card Master Note Trust
  Series 2003-A1 Cl A1
   07-15-10              3.30               825,000                    834,529
Nissan Auto Receivables Owner Trust
  Series 2003-A Cl A4
   07-15-08              2.61               350,000                    353,419
Residential Asset Securities
  Series 2002-KS1 Cl A14
   11-25-29              5.86             1,200,000                  1,249,236
SLM
   03-17-08              3.63             1,160,000                  1,175,080
TIAA Global Markets
   01-22-08              3.88             1,890,000(d)               1,946,813
Total                                                               26,913,557

Food (0.4%)
Burns Philp Capital Property
  (U.S. Dollar) Sr Sub Nts
   02-15-11             10.75               100,000(c,d)               104,500
Cadbury Schweppes US Finance LLC
   10-01-13              5.13               550,000(d)                 559,977
Chiquita Brands Intl
  Sr Nts
   03-15-09             10.56               175,000                    192,938
Del Monte
  Sr Sub Nts
   12-15-12              8.63               125,000(d)                 136,250
General Mills
   02-15-07              5.13             1,000,000                  1,076,034
   02-15-12              6.00               150,000                    164,403
Kellogg
  Series B
   04-01-11              6.60             1,520,000                  1,730,139
Kraft Foods
   10-01-08              4.00             1,560,000                  1,574,602
   11-01-11              5.63               900,000                    952,083
Merisant
  Sr Sub Nts
   07-15-13              9.50               105,000(d)                 112,350
Total                                                                6,603,276

Health care products (--%)
Apogent Technologies
  Sr Sub Nts
   05-15-13              6.50                90,000(d)                  92,250
Kinetic Concepts
  Sr Sub Nts
   05-15-13              7.38                70,000(d)                  71,400
Total                                                                  163,650

Health care services (--%)
Fisher Scientific Intl
  Sr Sub Nts
   09-01-13              8.00                65,000(d)                  68,738
Province Healthcare
  Sr Sub Nts
   06-01-13              7.50                50,000                     49,750
Total                                                                  118,488

Home building (0.1%)
D.R. Horton
   07-01-13              5.88               175,000                    161,875
Meritage
   06-01-11              9.75               155,000                    169,725
NVR
  Sr Nts
   06-15-10              5.00               500,000                    481,250
WCI Communities
  Sr Sub Nts
   10-01-13              7.88                30,000(d)                  30,038
Total                                                                  842,888

Industrial services (--%)
Allied Waste North America
  Series B
   01-01-09              7.88               120,000                    124,500

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
16   --   AXP MUTUAL   --   2003 ANNUAL REPORT

Issuer              Coupon                  Principal                Value(a)
                        rate                 amount

Industrial transportation (0.3%)
Burlington North Santa Fe
   12-15-05              6.38%              $920,000                $1,007,995
Canadian Natl Railways
  (U.S. Dollar)
   10-15-11              6.38             1,170,000(c)               1,317,342
CSX
   03-15-11              6.75                880,000                 1,007,156
Interpool
   08-01-07              7.35                 30,000                    29,250
Union Pacific
   02-01-08              6.63                420,000                   474,062
   01-15-11              6.65                620,000                   705,770
   04-15-12              6.50                630,000                   713,964
Total                                                                5,255,539

Insurance (0.6%)
Allstate
  Sr Nts
   02-15-12              6.13                410,000                   449,358
ASIF Global Financing
   01-17-13              4.90              3,150,000(d)              3,198,353
Berkshire Hathaway
   10-15-13              4.63              1,240,000(d,k)            1,236,044
MassMutual Global Funding II
   07-15-08              2.55              1,200,000(d)              1,159,565
Met Life Global Funding I
   06-19-08              2.60              1,470,000(d)              1,417,786
New York Life Global Funding
   09-15-13              5.38              1,240,000(d)              1,298,503
Pacific Life
   09-15-33              6.60                270,000(d)                286,621
Total                                                                9,046,230

Leisure time & entertainment (0.4%)
AOL Time Warner
   05-01-12              6.88              2,980,000                 3,343,643
   05-01-32              7.70                590,000                   677,372
KSL Resorts
  Series 2003-1A Cl C
   05-15-13              2.04                500,000                   500,000
Viacom
   05-15-11              6.63              1,890,000                 2,161,563
Total                                                                6,682,578

Lodging & gaming (0.1%)
Choctaw Resort Development Enterprises
  Sr Nts
   04-01-09              9.25                125,000                   135,625
Coast Hotels & Casino
   04-01-09              9.50                 75,000                    80,063
Hilton Hotels
   12-01-12              7.63                 65,000                    71,500
MGM Mirage
  Sr Nts
   10-01-09              6.00                125,000                   125,469
Mohegan Tribal Gaming
  Sr Sub Nts
   04-01-12              8.00                250,000                   269,999
Park Place Entertainment
  Sr Sub Nts
   05-15-11              8.13                150,000                   161,625
Total                                                                  844,281

Machinery (--%)
Joy Global
  Series B
   03-15-12              8.75                125,000                   137,813

Media (0.1%)
CanWest Media
  (U.S. Dollar) Sr Sub Nts
   05-15-11             10.63                175,000(c)                198,625
CBD Media/Finance
  Sr Sub Nts
   06-01-11              8.63                140,000(d)                147,350
Corus Entertainment
  (U.S. Dollar) Sr Sub Nts
   03-01-12              8.75                 50,000(c)                 54,500
Dex Media West/Finance
  Sr Nts
   08-15-10              8.50                 55,000(d)                 59,400
  Sr Sub Nts
   08-15-13              9.88                 50,000(d)                 56,063
Hollinger Intl Publishing
  Sr Nts
   12-15-10              9.00                115,000                   121,181
Lamar Media
   01-01-13              7.25                140,000(d)                146,300
Lin TV
  Sr Sub Nts
   05-15-13              6.50                100,000(d)                 97,250

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
17   --   AXP MUTUAL   --   2003 ANNUAL REPORT

Issuer              Coupon                  Principal                  Value(a)
                      rate                   amount

Media (cont.)
Morris Publishing
  Sr Sub Nts
   08-01-13              7.00%              $80,000(d)                 $80,900
Nexstar Finance LLC
   04-01-08             12.00                75,000                     84,000
Quebecor Media
  (U.S. Dollar) Sr Nts
   07-15-11             11.13                50,000(c)                  57,000
Radio One
  Series B
   07-01-11              8.88               300,000                    326,250
Salem Communication Holding
  Series B
   07-01-11              9.00                75,000                     80,719
Sinclair Broadcast Group
   03-15-12              8.00               125,000                    131,875
Sun Media
  (U.S. Dollar) Sr Nts
   02-15-13              7.63               175,000(c)                 183,750
Susquehanna Media
  Sr Sub Nts
   04-15-13              7.38                45,000                     46,575
Total                                                                1,871,738

Metals (--%)
Jorgensen Earle M.
   06-01-12              9.75                50,000                     53,250
Peabody Energy
  Series B
   03-15-13              6.88               200,000                    208,500
Total                                                                  261,750

Multi-industry (0.4%)
General Electric
   02-01-13              5.00             5,280,000                  5,412,897
SPX
  Sr Nts
   06-15-11              6.25               135,000                    133,988
Tyco Intl Group
  (U.S. Dollar)
   02-15-11              6.75               285,000(c)                 300,675
Vivendi Universal
  (U.S. Dollar) Sr Nts
   07-15-08              6.25               150,000(c,d)               154,875
Total                                                                6,002,435

Paper & packaging (0.3%)
Ball
  Sr Nts
   12-15-12              6.88               125,000(d)                 129,375
Cascades
  (U.S. Dollar) Sr Nts
   02-15-13              7.25               215,000(c,d)               219,300
Crown Euro Holdings
  (U.S. Dollar)
   03-01-13             10.88                40,000(c,d)                44,000
Domtar
  (U.S. Dollar)
   10-15-11              7.88               170,000(c)                 202,627
Georgia Pacific
   02-01-10              8.88                50,000                     54,750
Graphic Packaging Intl
  Sr Nts
   08-15-11              8.50               100,000(d)                 108,500
Norampac
  (U.S. Dollar) Sr Nts
   06-01-13              6.75               130,000(c,d)               132,600
Packaging Corp of America
   08-01-13              5.75               600,000(d)                 609,684
Stone Container
  Sr Nts
   07-01-12              8.38               115,000                    120,175
Weyerhaeuser
   03-15-07              6.13             1,990,000                  2,184,369
   03-15-12              6.75             1,120,000                  1,245,985
Total                                                                5,051,365

Retail -- general (--%)
Gap
   09-15-07              6.90               150,000                    161,250
Sonic Automotive
  Sr Sub Nts
   08-15-13              8.63                40,000(d)                  42,600
William Carter
  Series B
   08-15-11             10.88                65,000                     72,475
Total                                                                  276,325

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
18   --   AXP MUTUAL   --   2003 ANNUAL REPORT

Issuer                 Coupon               Principal                  Value(a)
                        rate                 amount

Telecom equipment & services (0.3%)
Qwest
   11-01-04              7.20%             $100,000                   $102,750
   03-15-12              8.88               200,000(d)                 221,000
Sprint Capital
   03-15-12              8.38             1,170,000                  1,380,106
Telus
  (U.S. Dollar)
   06-01-07              7.50             1,480,000(c)               1,664,225
Verizon Maryland
   03-01-12              6.13               800,000                    881,917
Vodafone Group
  (U.S. Dollar)
   02-15-10              7.75               140,000(c)                 169,082
Total                                                                4,419,080

Utilities -- electric (1.3%)
American Electric Power
  Sr Nts
   06-01-15              5.25               730,000                    715,001
Carolina Power & Light
  1st Mtge
   09-15-13              5.13             1,355,000                  1,388,384
Centerpoint Energy
   02-15-11              7.75               160,000                    180,355
Cincinnati Gas & Electric
   09-15-12              5.70               230,000                    246,236
Columbus Southern Power
   03-01-13              5.50               580,000(d)                 604,184
Commonwealth Edison
   02-01-08              3.70               990,000                  1,006,127
Consolidated Natural Gas
  Sr Nts
   04-15-11              6.85               240,000                    271,709
Consumers Energy
  1st Mtge
   04-15-08              4.25             3,770,000(d)               3,817,690
Dayton Power & Light
  1st Mtge
   10-01-13              5.13               930,000(d)                 939,542
Dominion Resources
  Sr Nts Series B
   06-30-12              6.25               550,000                    600,597
  Sr Nts Series F
   08-01-33              5.25               250,000                    250,199
DPL
  Sr Nts
   09-01-11              6.88               140,000                    144,380
Duke Energy
   01-15-12              6.25             1,110,000                  1,207,770
  1st Mtge
   03-05-08              3.75             1,810,000                  1,849,041
Exelon
  Sr Nts
   05-01-11              6.75               220,000                    248,565
FirstEnergy
  Series B
   11-15-11              6.45               790,000                    817,990
Florida Power
  1st Mtge
   03-01-13              4.80             1,060,000                  1,068,480
FPL Group Capital
   04-11-06              3.25               290,000                    295,493
Indianapolis Power & Light
   07-01-13              6.30               390,000(d)                 402,788
IPALCO Enterprises
   11-14-08              8.38               500,000                    542,500
NiSource Finance
  Sr Nts
   03-01-13              6.15               570,000                    610,264
Northern States Power
  1st Mtge
   08-01-10              4.75               420,000                    434,494
Northern States Power - Minnesota
  1st Mtge Series B
   08-29-12              8.00               470,000                    578,413
Ohio Power
  Sr Nts
   02-15-13              5.50               160,000(d)                 166,644
PG&E
   07-15-08              6.88               125,000(d)                 132,274
PSI Energy
  Sr Nts
   09-15-13              5.00               360,000                    363,845
Public Service Co. of Colorado
   10-01-08              4.38             1,365,000                  1,415,927
Tampa Electric
   08-15-07              5.38               140,000                    147,487
   08-15-12              6.38               230,000                    244,950
Teco Energy
  Sr Nts
   06-15-10              7.50                80,000                     81,000
Total                                                               20,772,329

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
19   --   AXP MUTUAL   --   2003 ANNUAL REPORT

Issuer                 Coupon               Principal                  Value(a)
                        rate                 amount

Utilities -- natural gas (0.1%)
ANR Pipeline
   03-15-10              8.88%             $210,000                   $224,700
El Paso Production Holding
   06-01-13              7.75               135,000(d)                 128,925
NiSource Finance
   07-15-14              5.40               260,000                    262,878
Northwest Pipeline
   03-01-10              8.13                30,000                     32,550
Panhandle Eastern Pipeline
   08-15-08              4.80               380,000(d)                 392,593
Southern Natural Gas
   03-15-10              8.88               250,000                    267,500
Texas Eastern Transmission
  Sr Nts
   07-15-07              5.25               510,000                    545,623
Transcontinental Gas Pipeline
  Series B
   08-15-11              7.00               250,000                    256,563
Total                                                                2,111,332

Utilities -- telephone (0.9%)
AT&T
  Sr Nts
   11-15-06              7.00             1,130,000(h)               1,273,259
British Telecom
  (U.S. Dollar)
   12-15-10              8.38             1,820,000(c)               2,239,372
Citizens Communications
   05-15-06              8.50               530,000                    608,205
Deutsche Telekom Intl Finance
  (U.S. Dollar)
   06-15-10              8.50               625,000(c)                 764,514
   07-22-13              5.25             1,180,000(c)               1,197,676
France Telecom
  (U.S. Dollar)
   03-01-11              9.00               670,000(c)                 818,416
SBC Communications
   03-15-11              6.25               850,000                    949,516
Verizon New England
  Sr Nts
   09-15-11              6.50             2,060,000                  2,316,161
Verizon Pennsylvania Cl A
   11-15-11              5.65             3,725,000                  3,975,991
Total                                                               14,143,110

Total bonds
(Cost: $531,867,131)                                              $537,544,245

Short-term securities (8.4%)(n)

Issuer               Annualized              Amount                    Value(a)
                    yield on date          payable at
                     of purchase            maturity

U.S. government agency (3.7%)
Federal Natl Mtge Assn Disc Nts
   10-08-03              0.99%          $10,000,000                 $9,997,824
   10-15-03              1.00            15,900,000                 15,893,447
   11-12-03              1.07            14,700,000                 14,682,974
   11-19-03              1.05            17,900,000                 17,875,894
Total                                                               58,450,139

Commercial paper (4.7%)
AEGON Funding
   11-25-03              1.08             5,000,000(e)               4,991,678
Bank of Ireland
   10-20-03              1.06            16,900,000(e)              16,890,048
BASF
   11-24-03              1.06             9,300,000(e)               9,284,797
Charta
   11-18-03              1.08            10,000,000(e)               9,985,572
CRC Funding
   10-10-03              1.04             6,800,000(e)               6,797,932
ING US Funding
   10-02-03              1.03            15,900,000                 15,899,048
Nordea North America
   10-21-03              1.04             8,400,000                  8,394,806
Total                                                               72,243,881

Total short-term securities
(Cost: $130,693,991)                                              $130,694,020

Total investments in securities
(Cost: $1,593,028,720)(p)                                       $1,611,102,670

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
20   --   AXP MUTUAL   --   2003 ANNUAL REPORT

Notes to investments in securities

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b)  Non-income producing.

(c) Foreign security values are stated in U.S. dollars. For debt securities, principal amounts are denominated in the currency indicated. As of Sept. 30, 2003, the value of foreign securities represented 3.2% of net assets.

(d) Represents a security sold under Rule 144A, which is exempt from registration under the Securities Act of 1933, as amended. This security has been determined to be liquid under guidelines established by the board.

(e) Commercial paper sold within terms of a private placement memorandum, exempt from registration under Section 4(2) of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors." This security has been determined to be liquid under guidelines established by the board.

(f) Mortgage-backed securities represent direct or indirect participations in, or are secured by and payable from, mortgage loans secured by real property, and include single- and multi-class pass-through securities and Collateralized Mortgage Obligations. These securities may be issued or guaranteed by U.S. government agencies or instrumentalities, or by private issuers, generally originators and investors in mortgage loans, including savings associations, mortgage bankers, commercial banks, investment bankers and special purpose entities. The maturity dates shown represent the original maturity of the underlying obligation. Actual maturity may vary based upon prepayment activity on these obligations. Unless otherwise noted, the coupon rates presented are fixed rates.

(g) Interest only represents securities that entitle holders to receive only interest payments on the underlying mortgages. The yield to maturity of an interest only is extremely sensitive to the rate of principal payments on the underlying mortgage assets. A rapid (slow) rate of principal repayments may have an adverse (positive) effect on yield to maturity. The principal amount shown is the notional amount of the underlying mortgages. Interest rate disclosed represents yield based upon the estimated timing of future cash flows as of Sept. 30, 2003.

(h) Interest rate varies either based on a predetermined schedule or to reflect current market conditions; rate shown is the effective rate on Sept. 30, 2003.

(i) This security is a collateralized mortgage obligation that pays no interest or principal during its initial accrual period until previous series within the trust have been paid off. Interest is accrued at an effective yield; similar to a zero coupon bond.

(j) Adjustable rate mortgage; interest rate varies to reflect current market conditions; rate shown is the effective rate on Sept. 30, 2003.

(k) At Sept. 30, 2003, the cost of securities purchased, including interest purchased, on a when-issued and/or other forward-commitment basis was $49,939,445.

(l) Pay-in-kind securities are securities in which the issuer makes interest or dividend payments in cash or in additional securities. The securities usually have the same terms as the original holdings.

(m) Partially pledged as initial deposit on the following open interest rate futures contracts (see Note 4 to the financial statements):

     Type of security                                      Notional amount
     Purchase contracts
     Eurodollar, Sept. 2007, 90-day                            $26,000,000

     Sale contracts
     U.S. Treasury Notes, Dec. 2003, 10-year                    27,900,000
     U.S. Treasury Bonds, Dec. 2003, 20-year                     8,000,000

--------------------------------------------------------------------------------
21   --   AXP MUTUAL   --   2003 ANNUAL REPORT

(n) At Sept. 30, 2003, cash or short-term securities were designated to cover open call options on futures written as follows (see Note 5 to the financial statements):

     Issuer                                            Notional       Exercise         Expiration      Value(a)
                                                        amount          price             date

     U.S. Treasury Notes Dec. 2003, 10-year           $5,700,000        $110            Nov. 2003     $281,437

     At Sept. 30, 2003, cash or short-term securities were designated to cover open put options on futures written as follows (see Note 5 to the financial statements):

     Issuer                                            Notional       Exercise         Expiration      Value(a)
                                                        amount          price             date

     U.S. Treasury Notes Dec. 2003, 10-year           $5,700,000        $110            Nov. 2003      $18,703

(o) For those zero coupon bonds that become coupon paying at a future date, the interest rate disclosed represents the annualized effective yield from the date of acquisition to maturity.

(p) At Sept. 30, 2003, the cost of securities for federal income tax purposes was $1,615,021,971 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

     Unrealized appreciation                                     $ 58,002,057
     Unrealized depreciation                                      (61,921,358)
                                                                  -----------
     Net unrealized depreciation                                 $ (3,919,301)
                                                                 ------------

--------------------------------------------------------------------------------
22   --   AXP MUTUAL   --   2003 ANNUAL REPORT

Financial Statements

Statement of assets and liabilities
Balanced Portfolio

Sept. 30, 2003
Assets
Investments in securities, at value (Note 1)*
   (identified cost $1,593,028,720)                                             $1,611,102,670
Cash in bank on demand deposit                                                          42,611
Dividends and accrued interest receivable                                            5,553,217
Receivable for investment securities sold                                           44,403,196
U.S. government securities held as collateral (Note 6)                               2,322,749
                                                                                     ---------
Total assets                                                                     1,663,424,443
                                                                                 -------------
Liabilities
Payable for investment securities purchased                                         81,492,690
Payable upon return of securities loaned (Note 6)                                   20,677,749
Accrued investment management services fee                                              22,359
Other accrued expenses                                                                  56,904
Options contracts written, at value (premiums received $161,638) (Note 5)              300,140
                                                                                       -------
Total liabilities                                                                  102,549,842
                                                                                   -----------
Net assets                                                                      $1,560,874,601
                                                                                ==============
* Including securities on loan, at value (Note 6)                                   20,877,900
                                                                                    ----------

See accompanying notes to financial statements.

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23   --   AXP MUTUAL   --   2003 ANNUAL REPORT

Statement of operations
Balanced Portfolio

Year ended Sept. 30, 2003
Investment income
Income:
Dividends                                                                         $ 22,084,684
Interest                                                                            25,637,094
Fee income from securities lending (Note 6)                                             88,129
   Less foreign taxes withheld                                                         (16,346)
                                                                                       -------
Total income                                                                        47,793,561
                                                                                    ----------
Expenses (Note 2):
Investment management services fee                                                   7,434,993
Compensation of board members                                                           12,666
Custodian fees                                                                         165,316
Audit fees                                                                              33,750
Other                                                                                   45,714
                                                                                        ------
Total expenses                                                                       7,692,439
                                                                                     ---------
Investment income (loss) -- net                                                     40,101,122
                                                                                    ----------
Realized and unrealized gain (loss) -- net
Net realized gain (loss) on:
   Security transactions (Note 3)                                                  (84,669,218)
   Foreign currency transactions                                                      (885,513)
   Futures contracts                                                                (1,011,806)
   Options contracts written (Note 5)                                                  504,554
                                                                                       -------
Net realized gain (loss) on investments                                            (86,061,983)
Net change in unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies              296,080,432
                                                                                   -----------
Net gain (loss) on investments and foreign currencies                              210,018,449
                                                                                   -----------
Net increase (decrease) in net assets resulting from operations                   $250,119,571
                                                                                  ============

See accompanying notes to financial statements.

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24   --   AXP MUTUAL   --   2003 ANNUAL REPORT

Statements of changes in net assets
Balanced Portfolio

Year ended Sept. 30,                                                               2003                   2002
Operations
Investment income (loss) -- net                                             $   40,101,122           $   57,200,897
Net realized gain (loss) on investments                                        (86,061,983)            (300,692,268)
Net change in unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies          296,080,432               23,921,313
                                                                               -----------               ----------
Net increase (decrease) in net assets resulting from operations                250,119,571             (219,570,058)
                                                                               -----------             ------------
Proceeds from contributions                                                     26,114,230               20,505,319
Fair value of withdrawals                                                     (305,835,948)            (573,732,782)
                                                                              ------------             ------------
Net contributions (withdrawals) from partners                                 (279,721,718)            (553,227,463)
                                                                              ------------             ------------
Total increase (decrease) in net assets                                        (29,602,147)            (772,797,521)
Net assets at beginning of year                                              1,590,476,748            2,363,274,269
                                                                             -------------            -------------
Net assets at end of year                                                   $1,560,874,601           $1,590,476,748
                                                                            ==============           ==============

See accompanying notes to financial statements.

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25   --   AXP MUTUAL   --   2003 ANNUAL REPORT

Notes to Financial Statements

Balanced Portfolio

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Balanced Portfolio (the Portfolio) is a series of Growth and Income Trust (the Trust) and is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. Balanced Portfolio seeks to provide a balance of growth of capital and current income by investing primarily in a combination of common stocks and senior securities (debt obligations and preferred stocks). The Declaration of Trust permits the Trustees to issue non-transferable interests in the Portfolio.

The Portfolio's significant accounting policies are summarized below:

Use of estimates

Preparing financial statements that conform to accounting principles generally accepted in the United States of America requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

Valuation of securities

All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. Securities for which market quotations are not readily available are valued at fair value according to methods selected in good faith by the board. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.

Option transactions

To produce incremental earnings, protect gains and facilitate buying and selling of securities for investments, the Portfolio may buy and write options traded on any U.S. or foreign exchange or in the over-the-counter market where completing the obligation depends upon the credit standing of the other party. The Portfolio also may buy and sell put and call options and write covered call options on portfolio securities as well as write cash-secured put options. The risk in writing a call option is that the Portfolio gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Portfolio may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Portfolio pays a premium whether or not the option is exercised. The Portfolio also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist.

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26   --   AXP MUTUAL   --   2003 ANNUAL REPORT

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Portfolio will realize a gain or loss when the option transaction expires or closes. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

Futures transactions

To gain exposure to or protect itself from market changes, the Portfolio may buy and sell financial futures contracts traded on any U.S. or foreign exchange. The Portfolio also may buy and write put and call options on these futures contracts. Risks of entering into futures contracts and related options include the possibility of an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Upon entering into a futures contract, the Portfolio is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Portfolio each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Portfolio recognizes a realized gain or loss when the contract is closed or expires.

Foreign currency translations and foreign currency contracts

Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the statement of operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes.

The Portfolio may enter into forward foreign currency exchange contracts for operational purposes and to protect against adverse exchange rate fluctuation. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Portfolio and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Portfolio is subject to the credit risk that the other party will not complete its contract obligations.

Securities purchased on a forward-commitment basis

Delivery and payment for securities that have been purchased by the Portfolio on a forward-commitment basis, including when-issued securities and other forward-commitments, can take place one month or more after the transaction date. During this period, such securities are subject to market fluctuations, and they may affect the Portfolio's net assets the same as owned securities. The Portfolio designates cash or liquid securities at least equal to the amount of its forward-commitments. As of Sept. 30, 2003, the Portfolio has entered into outstanding when-issued securities of $47,953,369 and other forward-commitments of $1,986,076.

--------------------------------------------------------------------------------
27   --   AXP MUTUAL   --   2003 ANNUAL REPORT

The Portfolio also enters into transactions to sell purchase commitments to third parties at current market values and concurrently acquires other purchase commitments for similar securities at later dates. As an inducement for the Portfolio to "roll over" its purchase commitments, the Portfolio receives negotiated amounts in the form of reductions of the purchase price of the commitment.

Federal taxes

For federal income tax purposes the Portfolio qualifies as a partnership and each investor in the Portfolio is treated as the owner of its proportionate share of the net assets, income, expenses and realized and unrealized gains and losses of the Portfolio. As a "pass-through" entity, the Portfolio therefore does not pay any income dividends or capital gain distributions.

Other

Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date and interest income, including amortization of premium, market discount and original issue discount using the effective interest method, is accrued daily.

2. FEES AND EXPENSES

The Trust, on behalf of the Portfolio, has an Investment Management Services Agreement with American Express Financial Corporation (AEFC) to manage its portfolio. Under this agreement, AEFC determines which securities will be purchased, held or sold. The management fee is a percentage of the Portfolio's average daily net assets in reducing percentages from 0.53% to 0.43% annually. The fee may be adjusted upward or downward by a performance incentive adjustment based on a comparison of the performance of Class A shares of AXP Mutual to the Lipper Balanced Funds Index. Prior to Dec. 1, 2002, the maximum adjustment was 0.08% of the Portfolio's average daily net assets after deducting 1% from the performance difference. If the performance difference was less than 1%, the adjustment was zero. On Nov. 13, 2002, shareholders approved modification of the performance incentive adjustment calculation by adjusting the performance difference intervals, while retaining the previous maximum adjustment and reducing the amount of the performance difference for which no adjustment is made to 0.50%. The effect of the modifications began Dec. 1, 2002. The adjustment decreased the fee by $759,313 for the year ended Sept. 30, 2003.

Under the agreement, the Trust also pays taxes, brokerage commissions and nonadvisory expenses, which include custodian fees, audit and certain legal fees, fidelity bond premiums, registration fees for units, office expenses, consultants' fees, compensation of trustees, corporate filing fees, expenses incurred in connection with lending securities of the Portfolio, and any other expenses properly payable by the Trust or Portfolio and approved by the board.

Under a Deferred Compensation Plan (the Plan), non-interested trustees may defer receipt of a portion of their annual compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in a cross-section of American Express mutual funds, and are marked-to-market accordingly. Deferred amounts remain in the Portfolio until distributed in accordance with the Plan.

--------------------------------------------------------------------------------
28   --   AXP MUTUAL   --   2003 ANNUAL REPORT

The Portfolio pays custodian fees to American Express Trust Company, an affiliate of AEFC.

According to a Placement Agency Agreement, American Express Financial Advisors Inc. acts as placement agent of the Trust's units.

3. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $1,951,070,308 and $2,192,979,887, respectively, for the year ended Sept. 30, 2003. For the same period, the portfolio turnover rate was 130%. Realized gains and losses are determined on an identified cost basis.

Brokerage clearing fees paid to brokers affiliated with AEFC were $82,086 for the year ended Sept. 30, 2003.

4. INTEREST RATE FUTURES CONTRACTS

As of Sept. 30, 2003, investments in securities included securities valued at $1,495,155 that were pledged as collateral to cover initial margin deposits on 104 open purchase contracts and 359 open sale contracts. The notional market value of the open purchase contracts as of Sept. 30, 2003 was $24,735,100 with a net unrealized loss of $161,616. The notional market value of the open sale contracts as of Sept. 30, 2003 was $40,952,875 with a net unrealized loss of $2,060,811. See "Summary of significant accounting policies."

5. OPTIONS CONTRACTS WRITTEN

Contracts and premiums associated with options contracts written are as follows:

                                       Year ended Sept. 30, 2003
                                   Puts                      Calls
                           Contracts    Premiums      Contracts     Premiums
Balance Sept. 30, 2002         --      $      --          --     $        --
Opened                      1,674        813,636       2,196       1,588,143
Closed                     (1,288)      (722,742)     (2,001)     (1,468,594)
Expired                      (329)       (38,575)       (138)        (10,230)
                             ----        -------        ----         -------
Balance Sept. 30, 2003         57      $  52,319          57     $   109,319
                               --      ---------          --     -----------

See "Summary of significant accounting policies."

6. LENDING OF PORTFOLIO SECURITIES

As of Sept. 30, 2003, securities valued at $20,877,900 were on loan to brokers. For collateral, the Portfolio received $18,355,000 in cash and U.S. government securities valued at $2,322,749. As of Sept. 30, 2003, due to fluctuating market conditions, the Portfolio was undercollateralized. However, on Oct. 2, 2003 the Portfolio returned to an adequately collateralized position. Income from securities lending amounted to $88,129 for the year ended Sept. 30, 2003. The risks to the Portfolio of securities lending are that the borrower may not provide additional collateral when required or return the securities when due.

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29   --   AXP MUTUAL   --   2003 ANNUAL REPORT

Independent Auditors' Report

THE BOARD OF TRUSTEES AND UNITHOLDERS

GROWTH AND INCOME TRUST

We have audited the accompanying statement of assets and liabilities, including the schedule of investments in securities, of Balanced Portfolio (a series of Growth and Income Trust) as of September 30, 2003, the related statement of operations for the year then ended and the statements of changes in net assets for each of the years in the two-year period ended September 30, 2003. These financial statements are the responsibility of portfolio management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2003, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Balanced Portfolio as of September 30, 2003, and the results of its operations and the changes in its net assets for each of the periods stated in the first paragraph above, in conformity with accounting principles generally accepted in the United States of America.

KPMG LLP

Minneapolis, Minnesota

November 14, 2003

--------------------------------------------------------------------------------
30   --   AXP MUTUAL   --   2003 ANNUAL REPORT

Financial Statements

Statement of assets and liabilities
AXP Mutual

Sept. 30, 2003
Assets
Investment in Portfolio (Note 1)                                                                     $1,560,800,815
Capital shares receivable                                                                                    42,193
                                                                                                             ------
Total assets                                                                                          1,560,843,008
                                                                                                      -------------
Liabilities
Capital shares payable                                                                                       49,311
Accrued distribution fee                                                                                     11,604
Accrued service fee                                                                                             811
Accrued transfer agency fee                                                                                   6,638
Accrued administrative services fee                                                                           1,638
Other accrued expenses                                                                                      126,800
                                                                                                            -------
Total liabilities                                                                                           196,802
                                                                                                            -------
Net assets applicable to outstanding capital stock                                                   $1,560,646,206
                                                                                                     ==============
Represented by
Capital stock -- $.01 par value (Note 1)                                                             $    1,844,681
Additional paid-in capital                                                                            2,516,077,712
Undistributed net investment income                                                                       1,462,661
Accumulated net realized gain (loss) (Note 5)                                                          (974,451,140)
Unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies                                    15,712,292
                                                                                                         ----------
Total -- representing net assets applicable to outstanding capital stock                             $1,560,646,206
                                                                                                     ==============
Net assets applicable to outstanding shares:                Class A                                  $1,124,545,046
                                                            Class B                                  $  138,734,531
                                                            Class C                                  $    2,256,065
                                                            Class Y                                  $  295,110,564
Net asset value per share of outstanding capital stock:     Class A shares        132,833,749        $         8.47
                                                            Class B shares         16,501,515        $         8.41
                                                            Class C shares            268,226        $         8.41
                                                            Class Y shares         34,864,626        $         8.46
                                                                                   ----------        --------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
31   --   AXP MUTUAL   --   2003 ANNUAL REPORT

Statement of operations
AXP Mutual

Year ended Sept. 30, 2003
Investment income
Income:
Dividends                                                                                              $ 22,083,716
Interest                                                                                                 25,637,098
Fee income from securities lending                                                                           88,125
   Less foreign taxes withheld                                                                              (16,345)
                                                                                                            -------
Total income                                                                                             47,792,594
                                                                                                         ----------
Expenses (Note 2):
Expenses allocated from Portfolio                                                                         7,692,105
Distribution fee
     Class A                                                                                              2,797,117
     Class B                                                                                              1,474,654
     Class C                                                                                                 15,519
Transfer agency fee                                                                                       2,800,722
Incremental transfer agency fee
     Class A                                                                                                178,349
     Class B                                                                                                 62,264
     Class C                                                                                                    874
Service fee -- Class Y                                                                                      304,416
Administrative services fees and expenses                                                                   610,513
Compensation of board members                                                                                10,116
Printing and postage                                                                                        257,178
Registration fees                                                                                            31,517
Audit fees                                                                                                   11,250
Other                                                                                                        27,204
                                                                                                             ------
Total expenses                                                                                           16,273,798
     Earnings credits on cash balances (Note 2)                                                             (27,024)
                                                                                                            -------
Total net expenses                                                                                       16,246,774
                                                                                                         ----------
Investment income (loss) -- net                                                                          31,545,820
                                                                                                         ----------
Realized and unrealized gain (loss) -- net
Net realized gain (loss) on:
     Security transactions                                                                              (84,667,105)
     Foreign currency transactions                                                                         (885,471)
     Futures contracts                                                                                   (1,011,816)
     Options contracts written                                                                              504,532
                                                                                                            -------
Net realized gain (loss) on investments                                                                 (86,059,860)
Net change in unrealized appreciation (depreciation) on investments
     and on translation of assets and liabilities in foreign currencies                                 296,069,151
                                                                                                        -----------
Net gain (loss) on investments and foreign currencies                                                   210,009,291
                                                                                                        -----------
Net increase (decrease) in net assets resulting from operations                                        $241,555,111
                                                                                                       ============

See accompanying notes to financial statements.

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32   --   AXP MUTUAL   --   2003 ANNUAL REPORT

Statements of changes in net assets
AXP Mutual

Year ended Sept. 30,                                                               2003                    2002
Operations and distributions
Investment income (loss) -- net                                             $   31,545,820           $   45,688,720
Net realized gain (loss) on investments                                        (86,059,860)            (300,682,742)
Net change in unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies          296,069,151               23,922,823
                                                                               -----------               ----------
Net increase (decrease) in net assets resulting from operations                241,555,111             (231,071,199)
                                                                               -----------             ------------
Distributions to shareholders from:
   Net investment income
      Class A                                                                  (22,804,278)             (32,422,458)
      Class B                                                                   (1,917,449)              (3,047,577)
      Class C                                                                      (21,692)                 (17,319)
      Class Y                                                                   (6,767,675)             (10,414,578)
                                                                                ----------              -----------
Total distributions                                                            (31,511,094)             (45,901,932)
                                                                               -----------              -----------
Capital share transactions (Note 3)
Proceeds from sales
   Class A shares (Note 2)                                                      56,500,339               39,739,775
   Class B shares                                                               19,617,389               16,853,226
   Class C shares                                                                1,309,114                  673,006
   Class Y shares                                                               42,071,669               87,158,694
Reinvestment of distributions at net asset value
   Class A shares                                                               19,638,641               27,940,950
   Class B shares                                                                1,865,857                2,961,693
   Class C shares                                                                   21,132                   16,781
   Class Y shares                                                                6,767,675               10,414,578
Payments for redemptions
   Class A shares                                                             (215,409,333)            (353,495,170)
   Class B shares (Note 2)                                                     (55,168,808)             (75,005,654)
   Class C shares (Note 2)                                                        (316,743)                (540,291)
   Class Y shares                                                             (116,332,292)            (252,602,000)
                                                                              ------------             ------------
Increase (decrease) in net assets from capital share transactions             (239,435,360)            (495,884,412)
                                                                              ------------             ------------
Total increase (decrease) in net assets                                        (29,391,343)            (772,857,543)
Net assets at beginning of year                                              1,590,037,549            2,362,895,092
                                                                             -------------            -------------
Net assets at end of year                                                   $1,560,646,206           $1,590,037,549
                                                                            ==============           ==============
Undistributed net investment income                                         $    1,462,661           $    1,661,965
                                                                            --------------           --------------

See accompanying notes to financial statements.

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33   --   AXP MUTUAL   --   2003 ANNUAL REPORT

Notes to Financial Statements

AXP Mutual

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The Fund is a series of AXP Investment Series, Inc. and is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. AXP Investment Series, Inc. has 10 billion authorized shares of capital stock that can be allocated among the separate series as designated by the board.

The Fund offers Class A, Class B, Class C and Class Y shares.

o    Class A shares are sold with a front-end sales charge.

o Class B shares may be subject to a contingent deferred sales charge (CDSC) and automatically convert to Class A shares during the ninth calendar year of ownership.

o    Class C shares may be subject to a CDSC.

o Class Y shares have no sales charge and are offered only to qualifying institutional investors.

All classes of shares have identical voting, dividend and liquidation rights. The distribution fee, incremental transfer agency fee and service fee (class specific expenses) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

Investment in Balanced Portfolio

The Fund invests all of its assets in Balanced Portfolio (the Portfolio), a series of Growth and Income Trust (the Trust), an open-end investment company that has the same objectives as the Fund. The Portfolio invests primarily in a combination of common stocks and senior securities (debt obligations and preferred stocks).

The Fund records daily its share of the Portfolio's income, expenses and realized and unrealized gains and losses. The financial statements of the Portfolio are included elsewhere in this report and should be read in conjunction with the Fund's financial statements.

The Fund records its investment in the Portfolio at the value that is equal to the Fund's proportionate ownership interest in the Portfolio's net assets. The percentage of the Portfolio owned by the Fund as of Sept. 30, 2003 was 99.99%. Valuation of securities held by the Portfolio is discussed in Note 1 of the Portfolio's "Notes to financial statements" (included elsewhere in this report).

Use of estimates

Preparing financial statements that conform to accounting principles generally accepted in the United States of America requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

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34   --   AXP MUTUAL   --   2003 ANNUAL REPORT

Federal taxes

The Fund's policy is to comply with all sections of the Internal Revenue Code that apply to regulated investment companies and to distribute substantially all of its taxable income to the shareholders. No provision for income or excise taxes is thus required.

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of deferred losses on certain futures contracts, the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes, and losses deferred due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

On the statement of assets and liabilities, as a result of permanent book-to-tax differences, undistributed net investment income has been decreased by $234,030 and accumulated net realized loss has been decreased by $234,030.

The tax character of distributions paid for the years indicated is as follows:

Year ended Sept. 30,                           2003              2002
Class A
Distributions paid from:
      Ordinary income                      $22,804,278      $32,422,458
      Long-term capital gain                        --               --
Class B
Distributions paid from:
      Ordinary income                        1,917,449        3,047,577
      Long-term capital gain                        --               --
Class C
Distributions paid from:
      Ordinary income                           21,692           17,319
      Long-term capital gain                        --               --
Class Y
Distributions paid from:
      Ordinary income                        6,767,675       10,414,578
      Long-term capital gain                        --               --

As of Sept. 30, 2003, the components of distributable earnings on a tax basis are as follows:

Undistributed ordinary income                             $   1,446,749
Accumulated long-term gain (loss)                         $(950,487,981)
Unrealized appreciation (depreciation)                    $  (8,234,955)

Dividends to shareholders

Dividends from net investment income, declared and paid each calendar quarter, when available, are reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the last income dividend of the calendar year.

--------------------------------------------------------------------------------
35   --   AXP MUTUAL   --   2003 ANNUAL REPORT

2. EXPENSES AND SALES CHARGES

In addition to the expenses allocated from the Portfolio, the Fund accrues its own expenses as follows:

The Fund has an agreement with AEFC to provide administrative services. Under an Administrative Services Agreement, the Fund pays AEFC a fee for administration and accounting services at a percentage of the Fund's average daily net assets in reducing percentages from 0.04% to 0.02% annually. A minor portion of additional administrative service expenses paid by the Fund are consultants' fees and fund office expenses. Under this agreement, the Fund also pays taxes, audit and certain legal fees, registration fees for shares, compensation of board members, corporate filing fees and any other expenses properly payable by the Fund and approved by the board.

Under a Deferred Compensation Plan (the Plan), non-interested board members may defer receipt of a portion of their annual compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in a cross-section of American Express mutual funds, and are marked-to-market accordingly. Deferred amounts remain in the Fund until distributed in accordance with the Plan.

Under a separate Transfer Agency Agreement, American Express Client Service Corporation (AECSC) maintains shareholder accounts and records. The incremental transfer agency fee is the amount charged to the specific classes for the additional expense above the fee for Class Y. The Fund pays AECSC an annual fee per shareholder account for this service as follows:

o   Class A $19.50

o   Class B $20.50

o   Class C $20.00

o   Class Y $17.50

In addition, there is an annual closed-account fee of $5 per inactive account, charged on a pro rata basis from the date the account becomes inactive until the date the account is purged from the transfer agent system generally within one year. However, the closed account fee is not being charged to the Fund until a new transfer agency system is installed.

Under terms of a prior agreement that ended April 30, 2003, the Fund paid a transfer agency fee at an annual rate per shareholder account of $19 for Class A, $20 for Class B, $19.50 for Class C and $17 for Class Y.

The Fund has agreements with American Express Financial Advisors Inc. (the Distributor) for distribution and shareholder services. Under a Plan and Agreement of Distribution, the Fund pays a fee at an annual rate up to 0.25% of the Fund's average daily net assets attributable to Class A shares and up to 1.00% for Class B and Class C shares.

Under a Shareholder Service Agreement, the Fund pays the Distributor a fee for service provided to shareholders by financial advisors and other servicing agents. The fee is calculated at a rate of 0.10% of the Fund's average daily net assets attributable to Class Y shares.

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36   --   AXP MUTUAL   --   2003 ANNUAL REPORT

Sales charges received by the Distributor for distributing Fund shares were $630,165 for Class A, $120,119 for Class B and $188 for Class C for the year ended Sept. 30, 2003.

During the year ended Sept. 30, 2003, the Fund's transfer agency fees were reduced by $27,024 as a result of earnings credits from overnight cash balances.

3. CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock for the years indicated are as follows:

                                                           Year ended Sept. 30, 2003
                                            Class A         Class B        Class C       Class Y
Sold                                       6,888,786        2,450,014      162,551      5,304,721
Issued for reinvested distributions        2,414,258          231,802        2,597        833,077
Redeemed                                 (27,141,778)      (6,875,246)     (39,704)   (14,838,668)
                                         -----------       ----------      -------    -----------
Net increase (decrease)                  (17,838,734)      (4,193,430)     125,444     (8,700,870)
                                         -----------       ----------      -------     ----------

                                                           Year ended Sept. 30, 2002
                                            Class A         Class B        Class C       Class Y
Sold                                       4,542,080        1,934,879       78,218      9,872,732
Issued for reinvested distributions        3,253,029          347,170        1,988      1,209,675
Redeemed                                 (40,453,702)      (8,710,136)     (61,883)   (28,423,389)
                                         -----------       ----------      -------    -----------
Net increase (decrease)                  (32,658,593)      (6,428,087)      18,323    (17,340,982)
                                         -----------       ----------       ------    -----------

4. BANK BORROWINGS

The Fund has a revolving credit agreement with a syndicate of banks headed by Deutsche Bank, whereby the Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. The Fund must maintain asset coverage for borrowings of at least 300%. The agreement, which enables the Fund to participate with other American Express mutual funds, permits borrowings up to $500 million, collectively. Interest is charged to each Fund based on its borrowings at a rate equal to either the LIBOR plus 0.50%, the IBOR plus 0.50% or the higher of the Federal Funds Rate plus 0.25% and the Prime Lending Rate. Borrowings are payable within 60 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.09% per annum. The Fund had no borrowings outstanding during the year ended Sept. 30, 2003.

5. CAPITAL LOSS CARRY-OVER

For federal income tax purposes, the Fund has a capital loss carry-over of $950,487,981 as of Sept. 30, 2003, that will expire in 2009 through 2012 if not offset by capital gains. It is unlikely the board will authorize a distribution of any net realized capital gains until the available capital loss carry-over has been offset or expires.

--------------------------------------------------------------------------------
37   --   AXP MUTUAL   --   2003 ANNUAL REPORT

6. FINANCIAL HIGHLIGHTS

The tables below show certain important financial information for evaluting the Fund's results.

Class A
Per share income and capital changes(a)
Fiscal period ended Sept. 30,                                               2003      2002       2001     2000      1999
Net asset value, beginning of period                                       $7.40    $ 8.71     $12.21   $12.94    $13.29
Income from investment operations:
Net investment income (loss)                                                 .17       .20        .21      .32       .37
Net gains (losses) (both realized and unrealized)                           1.07     (1.31)     (3.49)     .17      1.15
Total from investment operations                                            1.24     (1.11)     (3.28)     .49      1.52
Less distributions:
Dividends from net investment income                                        (.17)     (.20)      (.22)    (.31)     (.36)
Distributions from realized gains                                             --        --         --     (.91)    (1.51)
Total distributions                                                         (.17)     (.20)      (.22)   (1.22)    (1.87)
Net asset value, end of period                                             $8.47    $ 7.40     $ 8.71   $12.21    $12.94

Ratios/supplemental data
Net assets, end of period (in millions)                                   $1,125    $1,115     $1,597   $2,628    $3,101
Ratio of expenses to average daily net assets(c)                            .99%      .93%       .87%     .88%      .83%
Ratio of net investment income (loss) to average daily net assets          2.05%     2.19%      1.96%    2.51%     2.68%
Portfolio turnover rate (excluding short-term securities)                   130%      267%       226%     180%      134%
Total return(e)                                                           16.80%   (13.05%)   (27.04%)   3.78%    11.72%

See accompanying notes to financial highlights.

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38   --   AXP MUTUAL   --   2003 ANNUAL REPORT

Class B
Per share income and capital changes(a)
Fiscal period ended Sept. 30,                                               2003      2002       2001     2000      1999
Net asset value, beginning of period                                       $7.35    $ 8.65     $12.12   $12.86    $13.21
Income from investment operations:
Net investment income (loss)                                                 .10       .14        .13      .22       .27
Net gains (losses) (both realized and unrealized)                           1.06     (1.31)     (3.46)     .16      1.15
Total from investment operations                                            1.16     (1.17)     (3.33)     .38      1.42
Less distributions:
Dividends from net investment income                                        (.10)     (.13)      (.14)    (.21)     (.26)
Distributions from realized gains                                             --        --         --     (.91)    (1.51)
Total distributions                                                         (.10)     (.13)      (.14)   (1.12)    (1.77)
Net asset value, end of period                                             $8.41    $ 7.35     $ 8.65   $12.12    $12.86

Ratios/supplemental data
Net assets, end of period (in millions)                                     $139      $152       $235     $403      $459
Ratio of expenses to average daily net assets(c)                           1.77%     1.71%      1.64%    1.64%     1.53%
Ratio of net investment income (loss) to average daily net assets          1.28%     1.41%      1.19%    1.75%     1.98%
Portfolio turnover rate (excluding short-term securities)                   130%      267%       226%     180%      134%
Total return(e)                                                           15.89%   (13.72%)   (27.62%)   2.93%    10.93%

See accompanying notes to financial highlights.

--------------------------------------------------------------------------------
39   --   AXP MUTUAL   --   2003 ANNUAL REPORT

Class C
Per share income and capital changes(a)
Fiscal period ended Sept. 30,                                               2003      2002       2001    2000(b)
Net asset value, beginning of period                                       $7.36    $ 8.67     $12.16   $12.09
Income from investment operations:
Net investment income (loss)                                                 .11       .13        .14      .08
Net gains (losses) (both realized and unrealized)                           1.05     (1.31)     (3.48)     .05
Total from investment operations                                            1.16     (1.18)     (3.34)     .13
Less distributions:
Dividends from net investment income                                        (.11)     (.13)      (.15)    (.06)
Net asset value, end of period                                             $8.41    $ 7.36     $ 8.67   $12.16

Ratios/supplemental data
Net assets, end of period (in millions)                                       $2        $1         $1      $--
Ratio of expenses to average daily net assets(c)                           1.79%     1.73%      1.64%    1.64%(d)
Ratio of net investment income (loss) to average daily net assets          1.21%     1.43%      1.20%    1.34%(d)
Portfolio turnover rate (excluding short-term securities)                   130%      267%       226%     180%
Total return(e)                                                           15.82%   (13.76%)   (27.58%)   1.05%(f)

See accompanying notes to financial highlights.

--------------------------------------------------------------------------------
40   --   AXP MUTUAL   --   2003 ANNUAL REPORT

Class Y
Per share income and capital changes(a)
Fiscal period ended Sept. 30,                                               2003      2002       2001     2000      1999
Net asset value, beginning of period                                       $7.40    $ 8.71     $12.21   $12.95    $13.29
Income from investment operations:
Net investment income (loss)                                                 .18       .21        .23      .34       .38
Net gains (losses) (both realized and unrealized)                           1.06     (1.31)     (3.49)     .16      1.16
Total from investment operations                                            1.24     (1.10)     (3.26)     .50      1.54
Less distributions:
Dividends from net investment income                                        (.18)     (.21)      (.24)    (.33)     (.37)
Distributions from realized gains                                             --        --         --     (.91)    (1.51)
Total distributions                                                         (.18)     (.21)      (.24)   (1.24)    (1.88)
Net asset value, end of period                                             $8.46    $ 7.40     $ 8.71   $12.21    $12.95

Ratios/supplemental data
Net assets, end of period (in millions)                                     $295      $322       $530     $982    $1,145
Ratio of expenses to average daily net assets(c)                            .83%      .77%       .71%     .72%      .73%
Ratio of net investment income (loss) to average daily net assets          2.22%     2.33%      2.12%    2.67%     2.79%
Portfolio turnover rate (excluding short-term securities)                   130%      267%       226%     180%      134%
Total return(e)                                                           16.85%   (12.90%)   (26.91%)   3.87%    11.90%

Notes to financial highlights

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b)  Inception date was June 26, 2000.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d)  Adjusted to an annual basis.

(e)  Total return does not reflect payment of a sales charge.

(f)  Not annualized.

--------------------------------------------------------------------------------
41   --   AXP MUTUAL   --   2003 ANNUAL REPORT

Independent Auditors' Report

THE BOARD AND SHAREHOLDERS

AXP INVESTMENT SERIES, INC.

We have audited the accompanying statement of assets and liabilities of AXP Mutual (a series of AXP Investment Series, Inc.) as of September 30, 2003, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period ended September 30, 2003, and the financial highlights for each of the years in the five-year period ended September 30, 2003. These financial statements and the financial highlights are the responsibility of fund management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AXP Mutual as of September 30, 2003, and the results of its operations, changes in its net assets and the financial highlights for each of the periods stated in the first paragraph above, in conformity with accounting principles generally accepted in the United States of America.

KPMG LLP

Minneapolis, Minnesota

November 14, 2003

--------------------------------------------------------------------------------
42   --   AXP MUTUAL   --   2003 ANNUAL REPORT

PART C.  OTHER INFORMATION

Item 23. Exhibits

(a)(1) Articles of Incorporation amended November 14, 1991, filed as Exhibit 1 to Registrant's Post-Effective Amendment No. 87 to Registration Statement No. 2-11328 are incorporated by reference.

(a)(2) Articles of Incorporation, as amended June 16, 1999, filed as Exhibit (a)(2) to Registrant's Post-Effective Amendment No. 104 to Registration Statement No. 2-11328 are incorporated by reference.

(a)(3) Articles of Amendment to the Articles of Incorporation, dated November 14, 2002, is filed electronically herewith.

(b) By-laws, as amended January 11, 2001, filed as Exhibit (b) to Registrant's Post-Effective Amendment No. 104 to Registration Statement No. 2-11328 are incorporated by reference.

(c) IDS Mutual's stock certificate, filed as Exhibit No. 3 to Registrant's Form N-1Q for the calendar quarter ended September 30, 1976 is incorporated by reference.

(d)(1) Investment Management Services Agreement, dated December 1, 2002, between Growth and Income Trust and American Express Financial Corporation, is filed electronically herewith.

(d)(2) Investment Management Services Agreement, dated December 1, 2002, between Registrant on behalf of AXP Mid Cap Value Fund and American Express Financial Corporation, is filed electronically herewith.

(e)(1) Distribution Agreement, dated July 8, 1999, between AXP Utilities Income Fund, Inc. and American Express Financial Advisors Inc. is incorporated by reference to Exhibit (e) to AXP Utilities Income Fund, Inc. Post-Effective Amendment No. 22, to Registration Statement File No. 33-20872 filed on or about August 27, 1999. Registrant's Distribution Agreement differs from the one incorporated by reference only by the fact that Registrant is one executing party.

(e)(2) Distribution Agreement, dated January 10, 2002, between Registrant on behalf of AXP Mid Cap Value Fund and American Express Financial Advisors Inc., filed as Exhibit (e)(2) to Registrant's Post-Effective Amendment No. 106 is incorporated by reference.

(f) All employees are eligible to participate in a profit sharing plan. Entry into the plan is Jan. 1 or July 1. The Registrant contributes each year an amount up to 15 percent of their annual salaries, the maximum deductible amount permitted under Section 404(a) of the Internal Revenue Code.

(g)(1) Custodian Agreement between Registrant and American Express Trust Company, dated March 20, 1995, filed electronically as Exhibit 8(a) to Registrant's Post-Effective Amendment No. 97 to Registration Statement No. 2-11328 is incorporated by reference.

(g)(2) Addendum to the Custodian Agreement between IDS Investment Series, Inc., American Express Trust Company and American Express Financial Corporation dated May 13, 1996 filed electronically as Exhibit 8(c) to Registrant's Post-Effective Amendment No. 97 to Registration Statement No. 2-11328 is incorporated by reference.

(g)(3) Custodian Agreement Amendment between IDS International Fund, Inc. and American Express Trust Company, dated October 9, 1997, filed electronically on or about December 23, 1997 as Exhibit 8(c) to IDS International Fund, Inc.'s Post-Effective Amendment No. 26 to Registration Statement No. 2-92309, is incorporated by reference. Registrant's Custodian Agreement Amendment differs from the one incorporated by reference only by the fact that Registrant is one executing party.

(g)(4) Custodian Agreement, dated January 10, 2002, between Registrant on behalf of AXP Mid Cap Value Fund and American Express Trust Company, filed as Exhibit (g)(5) to Registrant's Post-Effective Amendment
         No. 106 is incorporated by reference.

(g)(5) Custodian Agreement, dated May 13, 1999, between American Express Trust Company and The Bank of New York is incorporated by reference to Exhibit (g)(3) to IDS Precious Metals Fund, Inc. Post-Effective Amendment No. 33 to Registration Statement File No. 2-93745 filed on or about May 24, 1999.

(g)(6) Custodian Agreement First Amendment between American Express Trust Company and The Bank of New York, dated December 1, 2000, filed electronically as Exhibit (g)(4) to AXP Precious Metals Fund, Inc. Post-Effective Amendment No. 37 to Registration Statement No. 2-93745, filed on or about May 28, 2002 is incorporated by reference.

(g)(7) Custodian Agreement Second Amendment between American Express Trust Company and The Bank of New York, dated June 7, 2001, filed electronically as Exhibit (g)(5) to AXP Precious Metals Fund, Inc. Post-Effective Amendment No. 37 to Registration Statement No. 2-93745, filed on or about May 28, 2002 is incorporated by reference.

(g)(8) Custodian Agreement Amendment between American Express Trust Company and The Bank of New York, dated January 31, 2002, filed electronically as Exhibit (g)(6) to AXP Precious Metals Fund, Inc. Post-Effective Amendment No. 37 to Registration Statement No. 2-93745, filed on or about May 28, 2002 is incorporated by reference.

(g)(9) Custodian Agreement Amendment between American Express Trust Company and The Bank of New York, dated April 29, 2003, filed electronically as Exhibit (g)(8) to AXP Partners Series, Inc. Post-Effective Amendment No. 7 to Registration Statement No. 333-57852, filed on or about May 22, 2003 is incorporated by reference.

(h)(1) Administrative Service Agreement between Registrant and American Express Financial Corporation, dated March 20, 1995, filed electronically as Exhibit 9(e) to Registrant's Post-Effective Amendment No. 97 to Registration Statement No. 2-11328 is incorporated by reference.

(h)(2) Administrative Services Agreement, dated January 10, 2002, between Registrant on behalf of AXP Mid Cap Value Fund and American Express Financial Corporation, filed as Exhibit (h)(11) to Registrant's Post-Effective Amendment No. 106 is incorporated by reference.

(h)(3) Amendment to Administrative Services Agreement between AXP Growth Series, Inc. and American Express Financial Corporation, dated June 3, 2002, filed electronically on or about June 12, 2002 as Exhibit (h)(7) to AXP Growth Series, Inc. Post-Effective Amendment No. 71 to Registration Statement No. 2-38355, is incorporated by reference. Registrant's Amendments to Administrative Services Agreements differ from the one incorporated by reference only by the fact that Registrant is one executing party.

(h)(4) Agreement and Declaration of Unitholders between IDS Investment Series, Inc. on behalf of IDS Mutual and Strategist Growth and Income Fund, Inc. on behalf of Strategist Balanced Fund dated May 13, 1996, filed electronically as Exhibit 9(f) to Registrant's Post-Effective Amendment No. 97 to Registration Statement No. 2-11328 is incorporated by reference.

(h)(5)   Agreement  and  Declaration  of  Unitholders  between  IDS  Investment
         Series, Inc. on behalf of IDS Diversified Equity Income Fund and Strategist Growth and Income Fund, Inc. on behalf of Strategist Equity Income Fund dated May 13, 1996, filed electronically as Exhibit 9(g) to Registrant's Post-Effective Amendment No. 97 to Registration Statement No. 2-11328 is incorporated by reference.

(h)(6) License Agreement between Registrant and IDS Financial Corporation dated January 25, 1988 filed as Exhibit No. 9(d) to Registrant's Post-Effective Amendment No. 80 to Registration Statement No. 2-11328 is incorporated by reference.

(h)(7) License Agreement, dated June 17, 1999, between the American Express Funds and American Express Company, filed electronically on or about September 23, 1999 as Exhibit (h)(4) to AXP Stock Fund, Inc.'s Post-Effective Amendment No. 98 to Registration Statement No. 2-11358, is incorporated by reference.

(h)(8) Plan and Agreement of Merger between IDS Mutual Minnesota, Inc. and IDS Mutual, Inc. dated April 10, 1986, filed as Exhibit 9 to Post-Effective Amendment No. 70 is incorporated by reference.

(h)(9) Agreement and Plan of Reorganization dated March 10, 2000, between Strategist Growth and Income Fund, Inc. on behalf of Strategist Equity Income Fund and AXP Investment Series, Inc. on behalf of AXP Diversified Equity Income Fund filed electronically on or about November 13, 2001 as Exhibit (h)(7) to Registrant's Post-Effective Amendment No. 104 to Registration Statement No. 2-11328, is incorporated by reference.

(h)(10) Agreement and Plan of Reorganization dated March 10, 2000, between Strategist Growth and Income Fund, Inc. on behalf of Strategist Balanced Fund and AXP Investment Series, Inc. on behalf of AXP Mutual filed electronically on or about November 13, 2001 as Exhibit (h)(8) to Registrant's Post-Effective Amendment No. 104 to Registration Statement No. 2-11328, is incorporated by reference.

(h)(11) Class Y Shareholder Service Agreement between IDS Precious Metals Fund, Inc. and American Express Financial Advisors Inc., dated May 9, 1997, filed electronically on or about May 27, 1997 as Exhibit 9(e) to IDS Precious Metals Fund, Inc.'s Post-Effective Amendment No. 30 to Registration Statement No. 2-93745, is incorporated by reference. Registrant's Class Y Shareholder Service Agreement differs from the one incorporated by reference only by the fact that Registrant is one executing party.

(h)(12) Class Y Shareholders Service Agreement, dated January 10, 2002, between Registrant on behalf of AXP Mid Cap Value Fund and American Express Financial Advisors Inc. filed as Exhibit (h)(12) to Registrant's Post-Effective Amendment No. 106 is incorporated by reference.

(h)(13)  Transfer  Agency  Agreement  dated  May 1, 2003,   between  AXP
         Investment Series, Inc. on behalf of its underlying funds AXP Diversified Equity Income Fund, AXP Mid Cap Value Fund and AXP Mutual and American Express Client Service Corporation, is filed electronically herewith.

(h)(14) Class I Shares Transfer Agency Agreement between AXP Stock Series, Inc. and American Express Client Services Corporation dated Nov. 13, 2003 filed electronically on or about Nov. 25, 2003 as Exhibit (h)(9), is incorporated by reference to AXP Stock Series, Inc. Post-Effective Amendment No. 105. Registrant's Class I Shares Transfer Agency Agreement differs from the one incorporated by reference only by the fact that Registrant is one executing party.

(h)(15) Fee Waiver Agreement between AXP Investment Series, Inc. on behalf of AXP Mid Cap Value Fund and American Express Financial Corporation and American Express Client Service Corporation, dated October 1, 2003 is filed electronically herewith.

(i) Opinion and consent of counsel as to the legality of the securities is filed electronically herewith.

(j)      Independent Auditors' Consent is filed electronically herewith.

(k)      Omitted Financial Statements: Not Applicable.

(l)      Initial Capital Agreements: Not Applicable.

(m)(1) Plan and Agreement of Distribution dated July 1, 1999 between AXP Discovery Fund, Inc. and American Express Financial Advisors Inc. is incorporated by reference to Exhibit (m) to AXP Discovery Fund, Inc. Post-Effective Amendment No. 36 to Registration Statement File No.
         2-72174 filed on or about July 30, 1999. Registrant's Plan and Agreement of Distribution differs from the one incorporated by reference only by the fact that Registrant is one executing party.

(m)(2) Plan and Agreement of Distribution, dated January 10, 2002, between Registrant on behalf of AXP Mid Cap Value Fund and American Express Financial Advisors Inc., filed as Exhibit (m)(3) to Registrant's Post-Effective Amendment No. 106 is incorporated by reference.

(m)(3) Plan and Agreement of Distribution for Class C Shares dated March 9, 2000 between AXP Bond Fund, Inc. and American Express Financial Advisors Inc. is incorporated by reference to Exhibit (m)(2) to AXP Bond Fund, Inc.'s Post-Effective Amendment No. 51 to Registration
         Statement File No. 2-51586 filed on or about June 26, 2000. Registrant's Plan and Agreement of Distribution for Class C Shares differs from the one incorporated by reference only by the fact that Registrant is one executing party.

(m)(4) Plan and Agreement of Distribution for Class C, dated January 10, 2002, between Registrant on behalf of AXP Mid Cap Value Fund and American Express Financial Advisors Inc., filed as Exhibit (m)(4) to Registrant's Post-Effective Amendment No. 106 is incorporated by reference.

(n) Rule 18f-3 Plan, dated March 2000, is incorporated by reference to Exhibit (n) to AXP Bond Fund Inc.'s Post-Effective Amendment No. 51 to Registration Statement File No. 2-51586 filed on or about June 26, 2000.

(o)      Reserved.

(p)(1) Code of Ethics adopted under Rule 17j-1 for Registrant filed electronically on or about March 30, 2000 as Exhibit (p)(1) to AXP Market Advantage Series, Inc.'s Post-Effective Amendment No 24 to Registration Statement No. 33-30770 is incorporated by reference.

(p)(2) Code of Ethics adopted under Rule 17j-1 for Registrant's investment adviser and principal underwriter, dated May 2003, filed electronically on or about August 15, 2003 as Exhibit (p)(2) to AXP Fixed Income Series, Inc. Post-Effective Amendment No. 55 to Registration Statement No. 2-51586 is incorporated by reference.

(q)(1) Directors/Trustees Power of Attorney to sign Amendments to this Registration Statement, dated Jan. 8, 2003, is filed electronically herewith.

(q)(2) Officers' Power of Attorney to sign Amendments to this Registration Statement, dated Jan. 9, 2002, filed as Exhibit (q)(2) to Registrant's Post-Effective Amendment No. 106 is incorporated by reference.

(q)(3) Trustees' Power of Attorney to sign Amendments to this Registration Statement, dated Jan. 8, 2003, is filed electronically herewith.

(q)(4) Officers' Power of Attorney to sign Amendments to this Registration Statement, dated September 17, 2002 filed as Exhibit (q)(3) to Registrant's Post-Effective Amendment No. 109 is incorporated by reference.

(q)(5) Officers' Power of Attorney to sign Amendments to this Registration Statement, dated January 9, 2002, filed as Exhibit (q)(4) to Registrant's Post-Effective Amendment No. 106 is incorporated by reference.

(q)(6) Officers' Power of Attorney to sign Amendments to this Registration Statement, dated September 18, 2002 filed as Exhibit (q)(6) to Registrant's Post-Effective Amendment No. 109 is incorporated by reference.

Item 24. Persons Controlled by or Under Common Control with Registrant:

         None.

Item 25. Indemnification

The Articles of Incorporation of the registrant provide that the Fund shall indemnify any person who was or is a party or is threatened to be made a party, by reason of the fact that she or he is or was a director, officer, employee or agent of the Fund, or is or was serving at the request of the Fund as a director, officer, employee or agent of another company, partnership, joint venture, trust or other enterprise, to any threatened, pending or completed action, suit or proceeding, wherever brought, and the Fund may purchase liability insurance and advance legal expenses, all to the fullest extent permitted by the laws of the State of Minnesota, as now existing or hereafter amended. The By-laws of the registrant provide that present or former directors or officers of the Fund made or threatened to be made a party to or involved (including as a witness) in an actual or threatened action, suit or proceeding shall be indemnified by the Fund to the full extent authorized by the Minnesota Business Corporation Act, all as more fully set forth in the By-laws filed as an exhibit to this registration statement.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Any indemnification hereunder shall not be exclusive of any other rights of indemnification to which the directors, officers, employees or agents might otherwise be entitled. No indemnification shall be made in violation of the Investment Company Act of 1940.


Item 26.          Business and Other Connections of Investment Adviser (American Express Financial Corporation)

Directors and officers of American Express Financial Corporation who are directors and/or officers of one or more other companies:

Name and Title                      Other company(s)                  Address*                Title within other
                                                                                                   company(s)
-------------------------       -----------------------      -------------------------    -----------------------
Ruediger Adolf                  American Express Financial                                Senior Vice President
Senior Vice President           Advisors Inc.

Gumer C. Alvero                 American Centurion Life      20 Madison Ave. Extension    Director and Vice President - Annuities
Vice President - General        Assurance Company            P.O. Box 5555
Manager Annuities                                            Albany, NY  12205-0555

                                American Enterprise Life                                  Director, Chairman of the Board and
                                Insurance Company                                         Executive Vice President - Annuities

                                American Express Financial                                Vice President - General Manager
                                Advisors Inc.                                             Annuities

                                American Express Insurance                                Director and Vice President
                                Agency of Alabama Inc.

                                American Express Insurance                                Director and Vice President
                                Agency of Arizona Inc.

                                American Express Insurance                                Director and Vice President
                                Agency of Idaho Inc.

                                American Express Insurance                                Director and Vice President
                                Agency of Maryland Inc.

                                American Express Insurance                                Director and Vice President
                                Agency of Massachusetts Inc.

                                American Express Insurance                                Director and Vice President
                                Agency of Nevada Inc.

                                American Express Insurance                                Director and Vice President
                                Agency of New Mexico Inc.

                                American Express Insurance                                Director and Vice President
                                Agency of Oklahoma Inc.

                                American Express Insurance                                Director and Vice President
                                Agency of Wyoming Inc.

                                American Partners Life       1751 AXP Financial Center    Director, President
                                Insurance Company            Minneapolis MN  55474        and Chief Executive Officer

                                IDS Insurance Agency of                                   Director and Vice President
                                Arkansas Inc.

                                IDS Life Insurance Company                                Director and Executive Vice President -
                                                                                          Annuities

                                IDS Life Insurance Company   P.O. Box 5144                Director and Vice President - Annuities
                                of New York                  Albany, NY  12205

                                IDS Life Series Fund, Inc.                                Director and Chairman of the Board

                                IDS Life Variable Annuity                                 Manager and Chairman of the Board
                                Funds A & B

Ward D. Armstrong               American Express Financial                                Senior Vice President -
Senior Vice President -         Advisors Inc.                                             Retirement Services and Asset
Retirement Services                                                                       Management
and Asset Management
                                American Express Asset                                    Director and President
                                Management Group Inc.

                                American Express Trust                                    Director and Chairman of
                                Company                                                   the Board

                                Kenwood Capital Management LLC                            Manager

                                Northwinds Marketing                                      Manager
                                Group LLC

John M. Baker                   American Express Financial                                Vice President - Plan
Vice President - Plan Sponsor   Advisors Inc.                                             Sponsor Services
Services
                                American Express Asset                                    Vice President
                                Management Group Inc.

                                American Express Trust                                    Director and Senior Vice President
                                Company

Dudley Barksdale                American Express Financial                                Vice President - Service
Vice President - Service        Advisors Inc.                                             Development
Development

Timothy V. Bechtold             American Centurion Life      20 Madison Ave. Extension    Director, President and Chief
Vice President -                Assurance Company            P.O. Box 5555                Executive Officer
Insurance Products                                           Albany, NY  12205-0555

                                American Express Financial                                Vice President - Insurance
                                Advisors Inc.                                             Products

                                American Express Insurance                                Director, President and Chief
                                Agency of Alabama Inc.                                    Executive Officer

                                American Express Insurance                                Director, President and Chief
                                Agency of Arizona Inc.                                    Executive Officer

                                American Express Insurance                                Director, President and Chief
                                Agency of Idaho Inc.                                      Executive Officer

                                American Express Insurance                                Director, President and Chief
                                Agency of Maryland Inc.                                   Executive Officer

                                American Express Insurance                                Director, President and Chief
                                Agency of Massachusetts Inc.                              Executive Officer

                                American Express Insurance                                Director, President and Chief
                                Agency of Nevada Inc.                                     Executive Officer

                                American Express Insurance                                Director, President and Chief
                                Agency of New Mexico Inc.                                 Executive Officer

                                American Express Insurance                                Director and President and Chief
                                Agency of Oklahoma Inc.                                   Executive Officer

                                American Express Insurance                                Director, President and Chief
                                Agency of Wyoming Inc.                                    Executive Officer

                                American Partners Life                                    Director and Chairman of the Board
                                Insurance Company                                         and Vice President-Insurance Products

                                IDS Insurance Agency of                                   Director, President and Chief
                                Arkansas Inc.                                             Executive Officer

                                IDS Life Insurance Company                                Director and President

                                IDS Life Insurance Company   P.O. Box 5144                Director, President and Chief
                                of New York                  Albany, NY 12205             Executive Officer

                                IDS Life Series Fund, Inc.                                Director, President and Chief
                                                                                          Executive Officer

                                IDS Life Variable Annuity                                 Manager, President and Chief
                                Funds A & B                                               Executive Officer

                                IDS REO 1, LLC                                            President

                                IDS REO 2, LLC                                            President

Arthur H. Berman                American Express                                          Senior Vice President and
Senior Vice President and       Financial Advisors Inc.                                   Chief Financial Officer
Chief Financial Officer
                                American Express                                          Director
                                Trust Company

Walter S. Berman                Advisory Capital Partners LLC                             Treasurer
Director, Senior Vice President
and Treasurer                   Advisory Capital Strategies                               Treasurer
                                Group Inc.

                                Advisory Convertible Arbitrage LLC                        Treasurer

                                Advisory Credit Opportunities                             Treasurer
                                GP LLC

                                Advisory Quantitative                                     Treasurer
                                Equity (General Partner) LLC

                                Advisory Select LLC                                       Treasurer

                                American Centurion Life                                   Treasurer
                                Assurance Company

                                American Enterprise Life                                  Vice Pesident and Treasurer
                                Insurance Company

                                American Enterprise REO 1, LLC                            Treasurer

                                American Express Asset Management                         Treasurer
                                Group, Inc.

                                American Express                                          Director and Treasurer
                                Certificate Company

                                American Express Client                                   Treasurer
                                Service Corporation

                                American Express Corporation                              Treasurer

                                American Express Financial                                Director, Senior Vice President
                                Advisors Inc.                                             and Treasurer

                                American Express Financial                                Treasurer
                                Advisors Japan Inc.

                                American Express Insurance                                Treasurer
                                Agency of Alabama Inc.

                                American Express Insurance                                Treasurer
                                Agency of Arizona Inc.

                                American Express Insurance                                Treasurer
                                Agency of Idaho Inc.

                                American Express Insurance                                Treasurer
                                Agency of Maryland Inc.

                                American Express Insurance                                Treasurer
                                Agency of Massachusetts Inc.

                                American Express Insurance                                Treasurer
                                Agency of Nevada Inc.

                                American Express Insurance                                Treasurer
                                Agency of New Mexico Inc.

                                American Express Insurance                                Treasurer
                                Agency of Oklahoma Inc.

                                American Express Insurance                                Treasurer
                                Agency of Wyoming Inc.

                                American Partners Life                                    Vice Pesident and Treasurer
                                Insurance Company

                                American Express Property                                 Treasurer
                                Casualty Insurance Agency

                                American Express Property                                 Treasurer
                                Casualty Insurance Agency
                                of Kentucky, Inc.

                                American Express Property                                 Treasurer
                                Casualty Insurance Agency
                                of Maryland, Inc.

                                American Express Property                                 Treasurer
                                Casualty Insurance Agency
                                of Pennsylvania, Inc.

                                American Express Personal                                 Treasurer
                                Trust Services, FSB

                                AMEX Assurance Company                                    Treasurer

                                IDS Cable Corporation                                     Treasurer

                                IDS Cable II Corporation                                  Treasurer

                                IDS Capital Holdings Inc.                                 Treasurer

                                IDS Insurance Agency of                                   Treasurer
                                Arkansas, Inc.

                                IDS Life Insurance Company                                Vice Pesident and Treasurer

                                IDS Life Insurance Company                                Vice Pesident and Treasurer
                                of New York

                                IDS Management Corporation                                Treasurer

                                IDS Partnership Services                                  Treasurer
                                Corporation

                                IDS Property Casualty                                     Treasurer
                                Insurance Company

                                IDS Realty Corporation                                    Treasurer

                                IDS REO 1, LLC                                            Treasurer

                                IDS REO 2, LLC                                            Treasurer

Robert C. Bloomer               American Express                                          Vice President - Technologies
Vice President -                Financial Advisors Inc.
Technologies

Leslie H. Bodell                American Express                                          Vice President - Technologies
Vice President -                Financial Advisors Inc.
Technologies

Kenneth I. Chenault             American Express Company     World Financial Center       Chairman and Chief
Director                                                     200 Vesey Street             Operating Officer
                                                             New York, NY  10285

Kenneth J. Ciak                 AMEX Assurance Company                                    Director, President and Chief
Vice President and General                                                                Executive Officer
Manager - IDS Property
Casualty                        American Express Financial                                Vice President and General
                                Advisors Inc.                                             Manager - IDS Property
                                                                                          Casualty

                                American Express Property                                 Director, President and Chief
                                Casualty Insurance Agency                                 Executive Officer
                                of Kentucky Inc.

                                American Express Property                                 Director, President and Chief
                                Casualty Insurance Agency                                 Executive Officer
                                of Maryland Inc.

                                American Express Property                                 Director, President and Chief
                                Casualty Insurance Agency                                 Executive Officer
                                of Pennsylvania Inc.

                                IDS Property Casualty        1 WEG Blvd.                  Director, President and Chief
                                Insurance Company            DePere, WI 54115             Executive Officer

Paul A. Connolly                American Express Financial                                Vice President - Retail Distribution
Vice President - Retail         Advisors Inc.                                             Services
Distribution Services

James M. Cracchiolo             American Express Financial                                Director, Chairman of the Board,
Director, Chairman of           Advisors Inc.                                             President and Chief Executive Officer
the Board, President and
Chief Executive Officer

Colleen Curran                  American Express Financial                                Vice President and
Vice President and Assistant    Advisors Inc.                                             Assistant General Counsel
General Counsel

Luz Maria Davis                 American Express Financial                                Vice President - AEFA
Vice President - AEFA           Advisors Inc.                                             Communications
Communications

William V. Elliott              American Express Financial                                Vice President - Financial
Vice President - Financial      Advisors Inc.                                             Planning and Advice
Planning and Advice

Benjamin R. Field               American Express                                          Vice President - Finance Education &
Vice President - Finance        Financial Advisors Inc.                                   Planning Services
Education & Planning
Services

Giunero Floro                   American Express                                          Vice President - Creative Services
Vice President - Creative       Financial Advisors Inc.
Services

Terrence J. Flynn               American Express                                          Vice President - Brokerage Clearing
Vice President - Brokerage      Financial Advisors Inc.                                   Operations
Clearing Operations
                                American Enterprise                                       Senior Vice President
                                Investment Services Inc.


Jeffery P. Fox                  American Express                                          Vice President - Investment Accounting
Vice President -                Financial Advisors Inc.
Investment Accounting
                                IDS Life Series, Inc.                                     Chief Financial Officer

                                IDS Life Variable Annuity                                 Chief Financial Officer
                                Funds A & B

Barbara H. Fraser               American Express Financial                                Executive Vice President -  Chief
Executive Vice                  Advisors Inc.                                             Marketing Officer
President - Chief
Marketing Officer               IDS Life Insurance Company                                Director, Chairman of the Board and
                                                                                          Chief Executive Officer

                                American Express Trust Company                            Vice President

Gordon M. Fines                 American Express Asset                                    Senior Vice President -
Vice President - Senior         Management Group Inc.                                     Growth Spectrum
Portfolio Manager I
                                American Express Financial                                Vice President - Senior
                                Advisors Inc.                                             Portfolio Manager I

Peter A. Gallus                 American Express Financial                                Vice President -
Vice President - Investment     Advisors Inc.                                             Investment Administration
Administration
                                Kenwood Capital Management LLC                            Manager

                                IDS Capital Holdings Inc.                                 Vice President and Controller

Steve Guida                     American Enterprise                                       Vice President
Vice President - New            Investment Services Inc.
Business and Service
                                American Express Financial                                Vice President - New
                                Advisors Inc.                                             Business and Service

Teresa A. Hanratty              American Express Financial                                Senior Vice
Senior Vice                     Advisors Inc.                                             President - Field Management
President - Field Management

Lorraine R. Hart                AMEX Assurance Company                                    Vice President -
Vice President - Investment                                                               Investments
Administration Officer
                                American Centurion Life      20 Madison Ave. Extension    Vice President -  Investments
                                Assurance Company            P.O. Box 5555
                                                             Albany, NY  12205-0555

                                American Enterprise Life     829 AXP Financial Center     Vice President -  Investments
                                Insurance Company            Minneapolis, MN  55474

                                American Enterprise          829 AXP Financial Center     Vice President
                                REO 1, LLC                   Minneapolis, MN  55474

                                American Express                                          Vice President -  Investments
                                Certificate Company

                                American Express                                          Director, President and Chief
                                Corporation                                               Executive Officer

                                American Express International                            Vice President - Investments
                                Deposit Company

                                American Express Financial                                Vice President - Investment
                                Advisors Inc.                                             Administration Officer

                                American Express                                          Vice President -  Investments
                                International Deposit
                                Company

                                American Partners Life       1751 AXP Financial Center    Director and Vice
                                Insurance Company            Minneapolis, MN  55474       President - Investments

                                IDS Life Insurance Company                                Vice President - Investments

                                IDS Life Insurance Company   P.O. Box 5144                Vice President - Investments
                                of New York                  Albany, NY 12205

                                IDS Life Series Fund, Inc.                                Vice President - Investments

                                IDS Life Variable Annuity                                 Vice President - Investments
                                Funds A and B

                                IDS Property Casualty        1 WEG Blvd.                  Vice President - Investment Officer
                                Insurance Company            DePere, WI 54115

                                IDS REO 1, LLC                                            Vice President

                                IDS REO 2, LLC                                            Vice President

                                Investors Syndicate                                       Director and Vice
                                Development Corp.                                         President - Investments

Janis K. Heaney                 American Express Financial                                Vice President - Incentive
Vice President - Incentive      Advisors Inc.                                             Management
Management

Brian M. Heath                  American Express Financial                                Senior Vice President and
Senior Vice President           Advisors Inc.                                             General Sales Manager
and General Sales Manager

Henry Heitman                   American Express Financial                                Vice President - Brokerage
Vice President - Brokerage      Advisors Inc.                                             Product Development
Product Development

Carol A. Holton                 American Centurion Life      20 Madison Ave. Extension    Director, Vice President - Third
Vice President - Third Party    Assurance Company            Albany, NY 12205-0555        Party Distribution
Distribution
                                American Enterprise Life     829 AXP Financial Center     Director, President and
                                Insurance Company            Minneapolis, MN  55474       Chief Executive Officer

                                American Enterprise          829 AXP Financial Center     President
                                REO 1, LLC                   Minneapolis, MN  55474

                                American Express Financial                                Vice President - Third
                                Advisors Inc.                                             Party Distribution

                                IDS Life Insurance Company   20 Madison Ave. Extension    Director
                                of New York                  P.O. Box 5555
                                                             Albany, NY  12205-0555

Debra A. Hutchinson             American Express Financial                                Vice President - Technologies I
Vice President -                Advisors Inc.
Technologies I

James M. Jensen                 American Express Financial                                Vice President - Advice
Vice President - Advice and     Advisors Inc.                                             and Retail Distribution
Retail Distribution Group,                                                                Group Product,
Product, Compensation and                                                                 Compensation and Field
Field Administration                                                                      Administration

Nancy E. Jones                  American Express Financial                                Vice President - Business Development
Vice President -                Advisors Inc.                                             Strategy
Business Development
Strategy

William A. Jones                American Express                                          Vice President - Technologies III
Vice President -                Financial Advisors Inc.
Technologies III

John C. Junek                   American Express Financial                                Senior Vice President and
Senior Vice President           Advisors Inc.                                             General Counsel
and General Counsel
                                Investors Syndicate                                       Director
                                Development Corp.

Ora J. Kaine                    American Express Financial                                Vice President - Retail
Vice President - Retail         Advisors Inc.                                             Distribution Services and
Distribution Services and                                                                 Chief of Staff
Chief of Staff

Theresa A. Kaminski
Vice President -
Compliance

Michelle M. Keeley              American Express                                          Senior Vice President - Fixed Income
Senior Vice President -         Financial Advisors Inc.
Fixed Income
                                American Express Asset                                    Director
                                Management Group, Inc.

Claire Kolmodin                 American Express Financial                                Vice President - Strategic
Vice President - Strategic      Advisors Inc.                                             Initiatives
Initiatives

Christopher J. Kopka            Advisory Capital Partners LLC                             Money Laundering
                                                                                          Prevention Officer

                                Advisory Capital Strategies                               Money Laundering
                                Group Inc.                                                Prevention Officer

                                Advisory Convertible Arbitrage LLC                        Money Laundering
                                                                                          Prevention Officer

                                Advisory Credit Opportunities                             Money Laundering
                                GP LLC                                                    Prevention Officer

                                Advisory Quantitative                                     Money Laundering
                                Equity (General Partner) LLC                              Prevention Officer

                                Advisory Select LLC                                       Money Laundering
                                                                                          Prevention Officer

                                American Enterprise                                       Money Laundering
                                Investment Services, Inc.                                 Prevention Officer

                                American Enterprise Life                                  Money Laundering
                                Insurance Company                                         Prevention Officer

                                American Express Asset Management                         Money Laundering
                                Group, Inc.                                               Prevention Officer

                                American Express Asset Management                         Money Laundering
                                International, Inc.                                       Prevention Officer

                                American Express                                          Money Laundering
                                Certificate Company                                       Prevention Officer

                                American Express Client                                   Money Laundering
                                Service Corporation                                       Prevention Officer

                                American Express Corporation                              Money Laundering
                                                                                          Prevention Officer

                                American Express Financial                                Money Laundering
                                Advisors Inc.                                             Prevention Officer

                                American Express Financial                                Money Laundering
                                Advisors Japan Inc.                                       Prevention Officer

                                American Express Financial                                Money Laundering
                                Corporation                                               Prevention Officer

                                American Express Insurance                                Money Laundering
                                Agency of Alabama Inc.                                    Prevention Officer

                                American Express Insurance                                Money Laundering
                                Agency of Arizona Inc.                                    Prevention Officer

                                American Express Insurance                                Money Laundering
                                Agency of Idaho Inc.                                      Prevention Officer

                                American Express Insurance                                Money Laundering
                                Agency of Maryland Inc.                                   Prevention Officer

                                American Express Insurance                                Money Laundering
                                Agency of Massachusetts Inc.                              Prevention Officer

                                American Express Insurance                                Money Laundering
                                Agency of Nevada Inc.                                     Prevention Officer

                                American Express Insurance                                Money Laundering
                                Agency of New Mexico Inc.                                 Prevention Officer

                                American Express Insurance                                Money Laundering
                                Agency of Oklahoma Inc.                                   Prevention Officer

                                American Express Insurance                                Money Laundering
                                Agency of Wyoming Inc.                                    Prevention Officer

                                American Express Property                                 Money Laundering
                                Casualty Insurance Agency                                 Prevention Officer

                                American Express Property                                 Money Laundering
                                Casualty Insurance Agency                                 Prevention Officer
                                of Kentucky, Inc.

                                American Express Property                                 Money Laundering
                                Casualty Insurance Agency                                 Prevention Officer
                                of Maryland, Inc.

                                American Express Property                                 Money Laundering
                                Casualty Insurance Agency                                 Prevention Officer
                                of Pennsylvania, Inc.

                                Boston Equity General                                     Money Laundering
                                Partner LLC                                               Prevention Officer

                                IDS Cable II Corporation                                  Money Laundering
                                                                                          Prevention Officer

                                IDS Insurance Agency of                                   Money Laundering
                                Arkansas, Inc.                                            Prevention Officer

                                IDS Life Series Fund, Inc.                                Money Laundering
                                                                                          Prevention Officer

                                IDS Life Variable Annuity                                 Money Laundering
                                Funds A & B                                               Prevention Officer

                                IDS Property Casualty                                     Money Laundering
                                Insurance Company                                         Prevention Officer

Lori J. Larson                  American Express Financial                                Vice President - Brokerage
Vice President - Brokerage      Advisors Inc.                                             and Direct Services
and Direct Services

Daniel E. Laufenberg            American Express Financial                                Vice President and Chief
Vice President and Chief        Advisors Inc.                                             U.S. Economist
U.S. Economist

Jane W. Lee                     American Express Financial                                Vice President and General
Vice President and General      Advisors Inc.                                             Manager Platinum Financial
Manager Platinum Financial                                                                Services
Services

Catherine M. Libbe              American Express                                          Vice President - Marketing & Product
Vice President -                Financial Advisors Inc.                                   Services
Marketing  & Product
Services

Diane D. Lyngstad               American Express Financial                                Vice President - Lead
Vice President - Lead           Advisors Inc.                                             Financial Officer,
Financial Officer,                                                                        U.S. Retail Group
U.S. Retail Group
                                American Express Client                                   Vice President and Chief
                                Service Corporation                                       Financial Officer

Thomas A. Mahowald              American Express Financial                                Vice President and Director of
Vice President and Director     Advisors Inc.                                             Equity Research
of Equity Research

Timothy J. Masek                American Express Financial                                Vice President and Director
Vice President and Director     Advisors Inc.                                             of Fixed Income Research
of Fixed Income Research

Mark T. McGannon                American Express Financial                                Vice President and
Vice President and              Advisors Inc.                                             General Manager - Products Sales
General Manager -
Products Sales

Brian J. McGrane                American Express                                          Vice President - LFO Finance
Vice President -                Financial Advisors Inc.
LFO Finance
                                Advisory Capital Partners LLC                             Vice President and Chief Financial
                                                                                          Officer

                                Advisory Capital                                          Vice President and Chief Financial
                                Strategies Group Inc.                                     Officer

                                Advisory Convertible                                      Vice President and Chief Financial
                                Arbitrage LLC                                             Officer

                                Advisory Credit                                           Vice President and Chief Financial
                                Opportunities GP LLC                                      Officer

                                Advisory Quantitative Equity                              Vice President and Chief Financial
                                (General Partner) LLC                                     Officer

                                Advisory Select LLC                                       Vice President and Chief Financial
                                                                                          Officer

                                American Express Asset                                    Vice President and Chief Financial
                                Management Group Inc.                                     Officer

                                Boston Equity General                                     Vice President and Chief Financial
                                Partner LLC                                               Officer

Sarah M. McKenzie               American Express Financial                                Vice President -
Vice President -                Advisors Inc.                                             Managed and Brokerage Products
Managed and Brokerage
Products                        American Express Personal                                 Director
                                Trust Services, FSB

Timothy S. Meehan               American Express                                          Secretary
Secretary                       Financial Advisors Inc.

                                American Enterprise Investment Services                   Secretary

                                American Enterprise REO 1, LLC                            Secretary

                                American Express Asset                                    Secretary
                                Management Group Inc.

                                American Express Asset                                    Secretary
                                Management International Inc.

                                American Express Client Service                           Secretary
                                Corporation

                                American Express Financial                                Secretary
                                Advisors Inc. Japan

                                American Express Insurance                                Secretary
                                Agency of Alabama Inc.

                                American Express Insurance                                Secretary
                                Agency of Arizona Inc.

                                American Express Insurance                                Secretary
                                Agency of Idaho Inc.

                                American Express Insurance                                Secretary
                                Agency of Maryland Inc.

                                American Express Insurance                                Secretary
                                Agency of Massachusetts Inc.

                                American Express Insurance                                Secretary
                                Agency of Nevada Inc.

                                American Express Insurance                                Secretary
                                Agency of New Mexico Inc.

                                American Express Insurance                                Secretary
                                Agency of Oklahoma Inc.

                                American Express Insurance                                Secretary
                                Agency of Wyoming Inc.

                                American Express Personal                                 Secretary
                                Trust Services, FSB

                                American Express Property                                 Secretary
                                Casualty Insurance Agency

                                American Express Property Casualty                        Secretary
                                Insurance Agency of Kentucky Inc.

                                American Express Property Casualty                        Secretary
                                Insurance Agency of Maryland  Inc.

                                American Express Property Casualty                        Secretary
                                Insurance Agency of Pennslyvania Inc.

                                Amex Assurance Company                                    Secretary

                                IDS Cable Corporation                                     Secretary

                                IDS Cable II Corporation                                  Secretary

                                IDS Capital Holdings Inc.                                 Secretary

                                IDS Insurance Agency of                                   Secretary
                                Arkansas Inc.

                                IDS Life Insurance Company                                Secretary

                                IDS Management Corporation                                Secretary

                                IDS Partnership Services Corporation                      Secretary

                                IDS Property Casualty                                     Secretary
                                Insurance Company

                                IDS Realty Company                                        Secretary

                                IDS REO 1, LLC                                            Secretary

                                IDS REO 2, LLC                                            Secretary

                                Investors Syndicate Development Corp.                     Secretary

Paula R. Meyer                  American Express Financial                                Senior Vice President and General
Senior Vice President           Advisors Inc.                                             Manager - Mutual Funds
and General
Manager - Mutual Funds          American Express Certificate                              Director, President Chairman of the
                                Company                                                   Board and Chief Executive Officer

                                American Express                                          Director and President
                                International Deposit
                                Company

                                American Express                                          Director
                                Trust Company

                                Investors Syndicate                                       Director, President and Chief
                                Development Corp.                                         Executive Officer

Barry J. Murphy                 American Express Client                                   Director, Chairman of the Board,
Executive Vice President -      Service Corporation                                       President and Chief Executive Officer
U.S. Retail Group
                                American Express Financial                                Executive Vice President -
                                Advisors Inc.                                             U.S. Retail Group

                                IDS Life Insurance Company                                Director

Rebecca Nash                    American Express Financial                                Vice President -
Vice President -                Corporation                                               Service Operations
Service Operations
                                AMEX Assurance Company                                    Vice President -
                                                                                          Service Operations

                                IDS Property Casualty                                     Vice President -
                                Insurance Company                                         Service Operations

Balakrish R. Natarajan          American Express Financial                                Vice President - Finance
Vice President - Finance        Advisors Inc.

Francois B. Odouard             American Express Financial                                Vice President - Brokerage
Vice President -                Advisors Inc.
Brokerage

Michael J. O'Keefe              American Express Financial                                Vice President - Advisory
Vice President - Advisory       Advisors Inc.                                             Business Systems
Business Systems

Kristi L. Petersen              American Express Financial                                Vice President - SPS and
Vice President - SPS and        Advisors Inc.                                             External Products
External Products
                                IDS Cable Corporation                                     Director, President and Chief Executive
                                                                                          Officer

                                IDS Cable II Corporation                                  Director, President and Chief Executive
                                                                                          Officer

                                IDS Futures Corporation                                   Director, President and Chief Executive
                                                                                          Officer

                                IDS Management Corporation                                Director, President and Chief Executive
                                                                                          Officer

                                IDS Partnership Services                                  Director, President and Chief Executive
                                Corporation                                               Officer

                                IDS Realty Corporation                                    Director, President and Chief Executive
                                                                                          Officer

Ronald W. Powell                American Express Financial                                Vice President and
Vice President and Assistant    Advisors Inc.                                             Assistant General Counsel
General Counsel
                                Kenwood Capital Management LLC                            Chief Legal Officer

Teresa J. Rasmussen             American Express Financial                                Vice President and
Vice President and Assistant    Advisors Inc.                                             Assistant General Counsel
General Counsel
                                American Centurion Life                                   Counsel and Secretary
                                Assurance Company

                                American Enterprise Life                                  Director
                                Insurance Company

                                American Express Corporation                              Director, Vice President and Secretary

                                IDS Life Insurance Company                                Vice President, General Counsel and
                                                                                          Assistant Secretary

                                IDS Life Insurance Company   20 Madison Ave. Extension    Assistant General Counsel and
                                of New York                  Albany, NY 12205-0555        Assistant Secretary

                                American Partners                                         Director, Vice President,
                                Life Insurance Company                                    General Counsel and Secretary

Mark A. Riordan                 American Express                                          Vice President - Finance
Vice President - Finance        Financial Advisors Inc.                                   Emerging Technologies
Emerging Technologies

Daniel J. Rivera                American Express                                          Vice President - Senior
Vice President - Senior         Financial Advisors Inc.                                   Portfolio Manager II
Portfolio Manager II

ReBecca K. Roloff               American Express Financial                                Senior Vice President -
Senior Vice President -         Advisors Inc.                                             Field Management and
Field Management                                                                          Financial Advisory Services
and Financial Advisory
Services

Stephen W. Roszell              Advisory Capital                                          Director
Senior Vice President -         Strategies Group Inc.
Institutional
Group                           Advisory Select LLC                                       Director

                                American Express Asset                                    Director and Chief
                                Management Group Inc.                                     Executive Officer

                                American Express Asset                                    Director and Executive Vice President
                                Management International,
                                Inc.

                                American Express Asset                                    Director
                                Management International,
                                (Japan) Ltd.

                                American Express Asset                                    Director
                                Management Ltd.

                                American Express Financial                                Senior Vice President -
                                Advisors Inc.                                             Institutional Group

                                American Express Financial                                Director
                                Advisors Japan Inc.

                                American Express Trust                                    Director
                                Company

                                IDS Life Insurance Company                                Director

                                Northwinds Marketing                                      Manager
                                Group LLC

Andrew C. Schell                American Express Financial                                Vice President - Client
Vice President - Client         Advisors Inc.                                             Development and Migration
Development and Migration

Peter B. Schofield              American Express                                          Vice President - Auditing
Vice President - Auditing       Financial Advisors Inc.

Gary A. Scott                   American Express                                          Vice President - Client Acquisition
Vice President -                Financial Advisors Inc.                                   Marketing
Client Acquisition
Marketing

Bridget Sperl                   American Enterprise                                       Director, President and Chief
Senior Vice President -         Investment Services Inc.                                  Executive Officer
Client Service
Organization                    American Express Client                                   Director and Senior Vice President
                                Service Corporation

                                American Express Financial                                Senior Vice President -
                                Advisors Inc.                                             Client Service Organization

                                IDS Life Insurance Company                                Executive Vice President -
                                                                                          Client Service

                                IDS Property Casualty                                     Director
                                Insurance Company

Jacqueline M. Sinjem            American Express Financial                                Vice President - Plan
Vice President - Plan           Financial Corporation                                     Sponsor Services
Sponsor Services
                                American Express Financial                                Vice President - Plan
                                Advisors Inc.                                             Sponsor Services

                                American Express Trust                                    Vice President - Plan
                                Company                                                   Sponsor Services

Lisa A. Steffes                 American Express Financial                                Vice President - Marketing
Vice President - Marketing      Advisors Inc.                                             Offer Development
Offer Development
                                AMEX Assurance Company                                    Director

                                IDS Property Casualty        1 WEG Blvd.                  Director
                                Insurance Company            DePere, WI 54115

David K. Stewart                American Express                                          Vice President - AEFA Controller
Vice President -                Financial Advisors Inc.
AEFA Controller

Caroline Stockdale-Boon         American Express                                          Senior Vice President -
Senior Vice President -         Financial Advisors Inc.                                   Human Resources
Human Resources

Jeffrey J. Stremcha             American Express Financial                                Vice President - Technologies I
Vice President -                Advisors Inc.
Technologies I

John T. Sweeney                 American Express Financial                                Vice President - Lead
Vice President - Lead           Advisors Inc.                                             Financial Officer, Products Group
Financial Officer,
Products Group                  AMEX Assurance Company                                    Director

                                American Centurion Life                                   Vice President - Finance
                                Assurance Company

                                American Enterprise                                       Vice President - Finance
                                Life Insurance Company

                                American Express Insurance                                Director and Vice President
                                Agency of Alabama Inc.

                                American Express Insurance                                Director and Vice President
                                Agency of Arizona Inc.

                                American Express Insurance                                Director and Vice President
                                Agency of Idaho Inc.

                                American Express Insurance                                Director and Vice President
                                Agency of Maryland Inc.

                                American Express Insurance                                Director and Vice President
                                Agency of Massachusetts Inc.

                                American Express Insurance                                Director and Vice President
                                Agency of Nevada Inc.

                                American Express Insurance                                Director and Vice President
                                Agency of New Mexico Inc.

                                American Express Insurance                                Director and Vice President
                                Agency of Oklahoma Inc.

                                American Express Insurance                                Director and Vice President
                                Agency of Wyoming Inc.

                                American Express Certificate                              Vice President - Finance
                                Company

                                American Partners                                         Vice President - Finance
                                Life Insurance Company

                                IDS Cable Corporation                                     Director

                                IDS Cable II Corporation                                  Director

                                IDS Insurance Agency of                                   Director and Vice President
                                Arkansas Inc.

                                IDS Life Insurance Company                                Director and Executive
                                                                                          Vice President - Finance

                                IDS Life Insurance Company                                Vice President - Finance
                                New York

                                IDS Partnership                                           Director
                                Services Corporation

                                IDS Property Casualty                                     Director
                                Insurance Company

                                IDS Realty Corporation                                    Director

William F. "Ted" Truscott       Advisory Capital Strategies                               Director
Senior Vice President -         Group Inc.
Chief Investment Officer
                                American Express Asset                                    Director and Chairman of the Board,
                                Management Group Inc.                                     Chief Investment Officer

                                American Express Asset                                    Director
                                Management International Inc.

                                American Express Financial                                Senior Vice President -
                                Advisors Inc.                                             Chief Investment Officer

                                IDS Capital Holdings Inc.                                 Director and President

                                Kenwood Capital Management LLC                            Manager

George F. Tsafaridis            American Express                                          Vice President - Quality & Service Support
Vice President -                Financial Advisors Inc.
Quality & Service Support

Peter S. Velardi                American Express                                          Senior Vice President - Field Management
Senior Vice President -         Financial Advisors Inc.
Field Management

Andrew O. Washburn              American Express                                          Vice President - Mutual Fund Marketing
Vice President -                Financial Advisors Inc.
Mutual Fund Marketing

Beth E. Weimer                  American Express Financial                                Vice President - Chief Compliance Officer
Vice President                  Advisors Inc.
Chief Compliance Officer
                                American Enterprise                                       Chief Compliance Officer
                                Investment Services Inc.

                                American Express Asset                                    Chief Compliance Officer
                                Management Group Inc.

                                American Express Asset                                    Chief Compliance Officer
                                Management International Inc.

                                IDS Life Insurance Company                                Chief Compliance Officer

Jeffery A. Williams             American Express Financial                                Senior Vice President -
Senior Vice President -         Advisors Inc.                                             Cross-Sell/Strategic
Cross-Sell/Strategic                                                                      Management
Management

William J. Williams             American Express                                          Senior Vice President - Field Management
Senior Vice President -         Financial Advisors Inc.
Field Management

Dianne L. Wilson                American Express                                          Vice President - Insurance Operations
Vice President -                Financial Advisors Inc.
Insurance Operations
                                Amex Assurance Company                                    Director and Senior Vice President

                                American Express Property                                 Vice President
                                Casualty Insurance Agency
                                of Kentucky Inc.

                                American Express Property                                 Vice President
                                Casualty Insurance Agency
                                of Maryland Inc.

                                American Express Property                                 Vice President
                                Casualty Insurance Agency
                                of Pennsylvania Inc.

                                IDS Property Casualty Company                             Director and Senior Vice President

Michael D. Wolf                 American Express Asset                                    Executive Vice President
Vice President - Senior         Management Group Inc.
Portfolio Manager
                                American Express Financial                                Vice President - Senior
                                Advisors Inc.                                             Portfolio Manager

Michael R. Woodward             American Express Financial                                Senior Vice President -
Senior Vice President -         Advisors Inc.                                             Field Management
Field Management
                                American Centurion Life      20 Madison Ave. Extension    Director
                                Assurance Company            Albany, NY 12205-0555

                                IDS Life Insurance Company   P.O. Box 5144                Director
                                of New York                  Albany, NY 12205

David L. Yowan                  American Enterprise          829 AXP Financial Center     Treasurer
Vice President and Corporate    REO 1, LLC                   Minneapolis, MN  55474
Treasurer
                                American Express Personal                                 Treasurer
                                Trust Services, FSB

                                American Express Property                                 Treasurer
                                Casualty Insurance Agency
                                of Kentucky Inc.

                                Investors Syndicate                                       Vice President and
                                Development Corporation                                   Treasurer

                                Kenwood Capital Management LLC                            Treasurer

* Unless otherwise noted, address is 70100 AXP Financial Center, Minneapolis, MN 55474.


Item 27. Principal Underwriters.

(a) American Express Financial Advisors acts as principal underwriter for the following investment companies:

          AXP California  Tax-Exempt  Trust;  AXP Dimensions  Series,  Inc.; AXP
          Discovery  Series,  Inc.;  AXP Equity  Series,  Inc.; AXP Fixed Income
          Series,  Inc.; AXP Global Series,  Inc.; AXP Government Income Series,
          Inc.; AXP Growth Series, Inc.; AXP High Yield Income Series, Inc.; AXP
          High Yield  Tax-Exempt  Series,  Inc.;  AXP Income  Series,  Inc.; AXP
          International  Series,  Inc.; AXP Investment Series, Inc.; AXP Managed
          Series,  Inc.;  AXP Market  Advantage  Series,  Inc.; AXP Money Market
          Series,  Inc.; AXP Partners Series,  Inc.; AXP Partners  International
          Series,  Inc.; AXP Progressive Series,  Inc.; AXP Sector Series, Inc.;
          AXP Selected Series,  Inc.; AXP Special  Tax-Exempt  Series Trust; AXP
          Stock Series,  Inc.; AXP Strategy Series, Inc.; AXP Tax-Exempt Series,
          Inc.; AXP Tax-Free Money Series, Inc.; Growth Trust; Growth and Income
          Trust;  Income Trust;  Tax-Free  Income Trust;  World Trust;  American
          Express Certificate Company.

(b)      As to each director, officer or partner of the principal underwriter:

         Name and Principal                             Position and Offices with              Offices with Registrant
         Business Address*                              Underwriter

         Ruediger Adolf                                 Senior Vice President                  None

         Gumer C. Alvero                                Vice President - General               None
                                                        Manager Annuities

         Ward D. Armstrong                              Senior Vice President -                None
                                                        Retirement Services and
                                                        Asset Management

         John M. Baker                                  Vice President - Plan                  None
                                                        Sponsor Services

         Dudley Barksdale                               Vice President - Service               None
                                                        Development

         Timothy V. Bechtold                            Vice President -                       None
                                                        Insurance Products

         Arthur H. Berman                               Senior Vice President - Chief          None
                                                        Financial Officer - Finance

         Walter S. Berman                               Director, Senior Vice President -      None
                                                        and Treasurer

         Robert C. Bloomer                              Vice President - Technologies III      None

         Leslie H. Bodell                               Vice President - Technologies I        None

         Rob Bohli                                      Group Vice President -                 None
         10375 Richmond Avenue #600                     South Texas
         Houston, TX  77042

         Walter K. Booker                               Group Vice President -                 None
         61 South Paramus Road                          New Jersey
         Mack-Cali Office Center IV,
         3rd Floor
         Paramus, NJ  07652

         Bruce J. Bordelon                              Group Vice President -                 None
         1333 N. California Blvd.,                      Northern California
         Suite 200
         Walnut Creek, CA  94596

         Kenneth J. Ciak                                Vice President and                     None
         IDS Property Casualty                          General Manager - IDS
         1400 Lombardi Avenue                           Property Casualty
         Green Bay, WI  54304

         Paul A. Connolly                               Vice President - Relationship          None
                                                        Leader Retail Distribution Services

         James M. Cracchiolo                            Director, Chairman, President and      None
                                                        Chief Executive Officer

         Colleen Curran                                 Vice President and                     None
                                                        Assistant General Counsel

         Luz Maria Davis                                Vice President - AEFA                  None
                                                        Communications

         Arthur E. DeLorenzo                            Group Vice President -                 None
         4 Atrium Drive, #100                           Upstate New York/Vermont
         Albany, NY  12205

         Scott M. DiGiammarino                          Group Vice President -                 None
         Suite 500, 8045 Leesburg                       Washington D.C./Baltimore
         Pike
         Vienna, VA  22182

         Kenneth Dykman                                 Group Vice President -                 None
         6000 28th Street South East                    Greater Michigan
         Suite 200
         Grand Rapids, MI  49546

         Bradford L. Drew                               Group Vice President -                 None
         1000 S. Pine Island Road                       Southern Florida
         Suite 510
         Plantation, FL  33324

         William V. Elliot                              Vice President - Financial             None
                                                        Planning and Advice

         Benjamin R. Field                              Vice President - Finanace              None
                                                        Education and Planning Services

         Gordon M. Fines                                Vice President - Senior                None
                                                        Portfolio Manager I

         Giunero Floro                                  Vice President - Creative              None
                                                        Services

         Terrence J. Flynn                              Vice President - Brokerage             None
                                                        Clearing Operations

         Jeffrey P. Fox                                 Vice President - Investment            Treasurer
                                                        Accounting

         Barbara H. Fraser                              Executive Vice President -             None
                                                        AEFA Products and Corporate
                                                        Marketing

         Peter A. Gallus                                Vice President -                       None
                                                        Investment
                                                        Administration

         Gary W. Gassmann                               Group Vice President -                 None
         2677 Central Park Boulevard                    Detroit Metro
         Suite 350
         Southfield, MN  48076

         Steven Guida                                   Vice President -                       None
                                                        New Business and Service

         Teresa A. Hanratty                             Senior Vice President -                None
         Suites 6&7                                     Field Management
         169 South River Road
         Bedford, NH  03110

         Lorraine R. Hart                               Vice President - Investments           None
                                                        Administration Officer

         Janis K. Heaney                                Vice President -                       None
                                                        Incentive Management

         Brian M. Heath                                 Senior Vice President                  None
         Suite 150                                      and General Sales Manager
         801 E. Campbell Road
         Richardson, TX  75081

         Henry Heitman                                  Vice President - Brokerage             None
                                                        Product Development

         Jon E. Hjelm                                   Group Vice President -                 None
         655 Metro Place South                          Ohio Valley
         Suite 570
         Dublin, OH  43017

         David X. Hockenberry                           Group Vice President -                 None
         830 Crescent Centre Drive                      Mid South
         Suite 490
         Franklin, TN  37067-7217

         Carol A. Holton                                Vice President - Third                 None
                                                        Party Distribution

         Debra A. Hutchinson                            Vice President - Technologies I        None

         Diana R. Iannarone                             Group Vice President -                 None
         3030 N.W. Expressway                           Great Plains
         Suite 900
         Oklahoma City, OK  73112

         Theodore M. Jenkin                             Group Vice President -                 None
         6000 Freedom Square Drive                      Steel Cities
         Suite 300
         Cleveland, OH  44131

         James M. Jensen                                Vice President -                       None
                                                        Advice and
                                                        Retail Distribution
                                                        Group Product,
                                                        Compensation and Field
                                                        Administration

         Jody M. Johnson                                Group Vice President -                 None
                                                        Twin Cities Metro

         Nancy Jones                                    Vice President - Interactive           None
                                                        Business Development

         William A. Jones                               Vice President - Technologies III      None

         John C. Junek                                  Senior Vice President,                 None
                                                        General Counsel

         Ora J. Kaine                                   Vice President -                       None
                                                        Retail Distribution Services
                                                        and Chief of Staff

         Theresa Kaminski                               Vice President - Compliance            None

         Michelle M. Keeley                             Senior Vice President -                None
                                                        Fixed Income

         Raymond G. Kelly                               Group Vice President -                 None
         Suite 250                                      Northern Texas
         801 East Campbell Road
         Richardson, TX  75081

         Claire Kolmodin                                Vice President - Strategic             None
                                                        Initiatives

         Christopher J. Kopka                           Money Laundering Prevention            Non
                                                        Officer

         Mitre Kutanovski                               Group Vice President -                 None
         125 South Wacker Drive                         Chicago Metro
         Suite 1550
         Chicago, IL  60606

         Lori J. Larson                                 Vice President -                       None
                                                        Brokerage and Direct
                                                        Services

         Daniel E. Laufenberg                           Vice President and Chief               None
                                                        U.S. Economist

         Jane W. Lee                                    Vice President and General             None
                                                        Manager Platinum Financial
                                                        Services

         Catherine M. Libbe                             Vice President - Marketing             None
                                                        & Product Services

         Diane D. Lyngstad                              Vice President - Lead Financial        None
                                                        Officer, U.S. Retail Group

         Thomas A. Mahowald                             Vice President and Director of         None
                                                        Equity Research

         Timothy J. Masek                               Vice President and                     None
                                                        Director of Fixed Income
                                                        Research

         Mark T. McGannon                               Vice President and General             None
                                                        Sales Manager - Products

         Brian J. McGrane                               Vice President - LFO Finance           None

         Dean O. McGill                                 Group Vice President -                 None
         11835 W. Olympic Blvd                          Los Angeles Metro
         Suite 900 East
         Los Angeles, CA  90064

         Sarah M. McKenzie                              Vice President - Managed and           None
                                                        Brokerage Products

         Timothy S. Meehan                              Secretary                              None

         Penny Meier                                    Vice President - Business              None
                                                        Transformation/Six Sigma

         Paula R. Meyer                                 Senior Vice President and              President
                                                        General Manager - Mutual Funds

         Barry J. Murphy                                Executive Vice President -             None
                                                        U.S. Retail Group

         Rebecca Nash                                   Vice President - Service               Non
                                                        Operations

         Balakrish R. Natarnjan                         Vice President - Finance               None

         Thomas V. Nicolosi                             Group Vice President -                 None
         Suite 220                                      New York Metro Area
         500 Mamaroneck Ave.
         Harrison, NY  10528

         Patrick H. O'Connell                           Group Vice President -                 None
         Commerce Center One                            Southern New England
         333 East River
         Hartford, CT  06108-4200

         Francois B. Odouard                            Vice President - Brokerage             None

         Michael J. O'Keefe                             Vice President -                       None
                                                        Advisory Business Systems

         Kristi L. Petersen                             Vice President - SPS and               None
                                                        External Products

         John G. Poole                                  Group Vice President -                 None
         14755 North Outer Forty Road                   Gateway/Springfield
         Suite 500
         Chesterfield, MO  63017

         Larry M. Post                                  Group Vice President -                 None
         2 Constitution Plaza                           New England
         Charlestown, MA  02129

         Ronald W. Powell                               Vice President and                     None
                                                        Assistant General Counsel

         Teresa J. Rasmussen                            Vice President and                     None
                                                        Assistant General Counsel

         Ralph D. Richardson III                        Group Vice President -                 None
         Suite 800                                      Carolinas
         Arboretum Plaza One
         9442 Capital of Texas
         Hyw. N.
         Austin, TX  78759

         Mark Riordan                                   Vice President - Finance               None
                                                        Emerging Technologies

         Daniel J. Rivera                               Vice President - Senior                None
                                                        Portfolio Manager II

         ReBecca K. Roloff                              Senior Vice President -                None
                                                        Field Management and
                                                        Financial Advisory
                                                        Services

         Stephen W. Roszell                             Senior Vice President -                Board member and
                                                        Institutional Group                    Vice President

         Maximillian G. Roth                            Group Vice President -                 None
         1400 Lombardi Avenue                           Wisconsin/Upper Michigan
         Suite 202
         Green Bay, WI  54304

         Russell L. Scalfano                            Group Vice President -                 None
         Suite 201                                      Illinois/Indiana/Kentucky
         101 Plaza East Blvd.
         Evansville, IN  47715

         Andrew C. Schell                               Vice President - Client Development    None
                                                        and Migration

         Peter B. Schofield                             Vice President - Auditing              None

         Gary A. Scott                                  Vice President - Client                None
                                                        Acquisition Marketing

         Jacqueline M. Sinjem                           Vice President - Plan                  None
                                                        Sponsor Services

         Albert L. Soule                                Group Vice President -                 None
         6925 Union Park Center                         Western Frontier
         Suite 200
         Midvale, UT  84047

         Bridget Sperl                                  Senior Vice President -                None
                                                        Client Service Organization

         Paul J. Stanislaw                              Group Vice President -                 None
         Suite 1100                                     Southern California/Hawaii
         Two Park Plaza
         Irvine, CA  92614

         Lisa A. Steffes                                Vice President -                       None
                                                        Marketing Offer
                                                        Development

         David K. Stewart                               Vice President - AEFA Controller       None

         Caroline Stockdale-Boon                        Senior Vice President -                None
                                                        Human Resources

         Jeffrey J. Stremcha                            Technologies I                         None

         John T. Sweeney                                Vice President - Lead Financial        None
                                                        Officer, Products Group

         Craig P. Taucher                               Group Vice President -                 None
         Suite 150                                      Georgia/North Florida
         4190 Belfort Rd.
         Jackonville, FL  32216

         Neil G. Taylor                                 Group Vice President -                 None
         188 106th Avenue NE                            Pacific Northwest
         Suite 640
         Bellevue, WA  98004-5902

         William F. "Ted" Truscott                      Senior Vice President -                Board member and
                                                        Chief Investment Officer               Vice President

         George F. Tsafaridis                           Vice President - Quality &             None
                                                        Service Support

         Janet M. Vandenbark                            Group Vice President -                 None
         3951 Westerre Parkway, Suite 250               Virginia
         Richmond, VA 23233

         Peter S. Velardi                               Senior Vice President -                None
                                                        Field Management

         Andrew O. Washburn                             Vice President -                       None
                                                        Mutual Fund Marketing

         Donald F. Weaver                               Group Vice President -                 None
         3500 Market Street,                            Eastern Pennsylvania/
         Suite 200                                      Delaware
         Camp Hill, PA  17011

         Beth E. Weimer                                 Vice President and                     None
                                                        Chief Compliance Officer

         Jeffrey A. Williams                            Senior Vice President -                None
                                                        Cross-Sell/Strategic
                                                        Management

         William J. Williams                            Senior Vice President -                None
                                                        Field Management

         Dianne L. Wilson                               Vice President - Insurance             None
                                                        Operations

         Michael D. Wolf                                Vice President - Senior                None
                                                        Portfolio Manager

         Michael R. Woodward                            Senior Vice President -                None
         32 Ellicott St                                 Field Management
         Suite 100
         Batavia, NY  14020


* Business address is: 70100 AXP Financial Center, Minneapolis, MN 55474 unless otherwise noted.

Item 27 (c).   Not Applicable.

Item 28.       Location of Accounts and Records

               American Express Financial Corporation
               70100 AXP Financial Center
               Minneapolis, MN  55474

Item 29.       Management Services

               Not Applicable.

Item 30.       Undertakings

               Not Applicable.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, AXP Investment Series, Inc., certifies that it meets all of the requirements for effectiveness of this Registration Statement under Rule 485(b) under the Securities Act and has duly caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Minneapolis and the State of Minnesota on the 25th day of November, 2003.

AXP INVESTMENT SERIES, INC.



By     /s/ Paula R. Meyer
       ---------------------
           Paula R. Meyer, President



By     /s/ Jeffrey P. Fox
       ------------------
           Jeffrey P. Fox, Treasurer


Pursuant to the requirements of the Securities Act, this Amendment to its Registration Statement has been signed below by the following persons in the capacities indicated on the 25th day of November, 2003.

Signature                                            Capacity

/s/  Arne H. Carlson*                                Chair of the Board
---------------------
     Arne H. Carlson

                                                     Director
--------------------------
     Philip J. Carroll, Jr.

/s/  Livio D. DeSimone*                              Director
-----------------------
     Livio D. DeSimone

/s/  Barbara H. Fraser*                              Director
------------------------
     Barbara H. Fraser

/s/  Heinz F. Hutter*                                Director
----------------------
     Heinz F. Hutter

/s/  Anne P. Jones*                                  Director
-------------------
     Anne P. Jones

/s/  Stephen R. Lewis, Jr.*                          Director
-----------------------------
     Stephen R. Lewis, Jr.

/s/  Alan G. Quasha*
----------------------                               Director
     Alan G. Quasha

Signature                                            Capacity


/s/  Stephen W. Roszell*                             Director
-------------------------
     Stephen W. Roszell

/s/  Alan K. Simpson*                                Director
---------------------
     Alan K. Simpson

/s/  Alison Taunton-Rigby*                           Director
---------------------------
     Alison Taunton-Rigby

/s/  William F. Truscott*                            Director
-------------------------
     William F. Truscott

* Signed pursuant to Directors' Power of Attorney, dated Jan. 8, 2003, filed electronically herewith as Exhibit (q)(1) to Registrant's Post-Effective Amendment No. 111 to Registration Statement No. 2-11328, by:



/s/ Leslie L. Ogg
-----------------
    Leslie L. Ogg

                                   SIGNATURES

Pursuant to the requirements of the Securities Act and Investment Company Act, Growth and Income Trust consents to the filing of this Amendment to the Registration Statement of AXP Investment Series, Inc. signed on its behalf by the undersigned, thereunto duly authorized, in the City of Minneapolis and State of Minnesota, on the 25th day of November, 2003.


                                            GROWTH AND INCOME TRUST


                                            By /s/   Paula R. Meyer
                                               -----------------------
                                                     Paula R. Meyer
                                                     President



                                            By /s/   Jeffrey P. Fox
                                               --------------------
                                                     Jeffrey P. Fox
                                                     Treasurer


Pursuant to the requirements of the Securities Act, this Amendment to the Registration Statement has been signed below by the following persons in the capacities indicated on the 25th day of November, 2003.

Signatures                                           Capacity


/s/  Arne H. Carlson***                              Chair of the Board
---------------------
     Arne H. Carlson

                                                     Trustee
--------------------------
     Philip J. Carroll, Jr.

/s/  Livio D. DeSimone***                            Trustee
-----------------------
     Livio D. DeSimone

/s/  Barbara H. Fraser***                            Trustee
------------------------
     Barbara H. Fraser

/s/  Heinz F. Hutter***                              Trustee
----------------------
     Heinz F. Hutter

/s/  Anne P. Jones***                                Trustee
-------------------
     Anne P. Jones

/s/  Stephen R. Lewis, Jr.***                        Trustee
-----------------------------
     Stephen R. Lewis, Jr.

/s/  Alan G. Quasha***                               Trustee
----------------------
     Alan G. Quasha

Signature                                            Capacity


/s/  Stephen W. Roszell***                           Trustee
-------------------------
     Stephen W. Roszell

/s/  Alan K. Simpson***                              Trustee
---------------------
     Alan K. Simpson

/s/  Alison Taunton-Rigby***                         Trustee
---------------------------
     Alison Taunton-Rigby

/s/  William F. Truscott***                          Trustee
-------------------------
     William F. Truscott

*** Signed pursuant to Trustees' Power of Attorney, dated Jan. 8, 2003, filed electronically herewith as Exhibit (q)(3) to Registrant's Post-Effective Amendment No. 111 to Registration Statement No. 2-11328, by:



/s/ Leslie L. Ogg
------------------
    Leslie L. Ogg

CONTENTS OF THIS POST-EFFECTIVE AMENDMENT NO. 111 TO REGISTRATION STATEMENT NO. 2-11328


This post-effective amendment comprises the following papers and documents:

The facing sheet.

Part A:
     The prospectus for AXP Diversified Equity Income Fund.
     The prospectus supplement for AXP Diversified Equity Income Fund Class I Shares.
     The prospectus for AXP Mid Cap Value Fund.
     The prospectus supplement for AXP Mid Cap Value Fund Class I Shares.
     The prospectus for AXP Mutual.

Part B:
     Statement of Additional Information for AXP Diversified Equity Income Fund. Statement of Additional Information for AXP Mid Cap Value Fund.
     Statement of Additional Information for AXP Mutual.
     Financial Statements for AXP Diversified Equity Income Fund.
     Financial Statements for AXP Mid Cap Value Fund.
     Financial Statements for AXP Mutual.

Part C:
     Other information.
     Exhibits.

The signatures.